UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2018
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:




FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Annual Report
December 31, 2018

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TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  28
   First Trust US Equity Opportunities ETF (FPX)............................  30
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  33
   First Trust Dow Jones Internet Index Fund (FDN)..........................  35
   First Trust Capital Strength ETF (FTCS)..................................  37
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  39
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  42
Statements of Assets and Liabilities........................................  44
Statements of Operations....................................................  46
Statements of Changes in Net Assets.........................................  48
Financial Highlights........................................................  52
Notes to Financial Statements...............................................  56
Report of Independent Registered Public Accounting Firm.....................  66
Additional Information......................................................  67
Board of Trustees and Officers..............................................  71
Privacy Policy..............................................................  73


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2018, including a market overview and performance analyses. We encourage you to read this report carefully and discuss it with your financial advisor.

As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average ("DJIA") finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively.

Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the "Fed") raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19th meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2018 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In its latest forecast, the International Monetary Fund ("IMF") is calling for the world real gross domestic product ("GDP") growth rate to dip from an estimated 3.7% in 2018 to an estimated 3.5% in 2019, according to its own release. The IMF cited the ongoing trade dispute between the U.S. and China as being partly responsible for the small downward revision in growth. The U.S. real GDP growth rate is expected to decrease from an estimated 2.9% in 2018 to an estimated 2.5% in 2019. The growth rate for Emerging Market and Developing Economies is expected to dip from an estimated 4.6% in 2018 to an estimated 4.5% in 2019. As indicated by the growth forecasts, we believe there is no imminent threat of a global economic recession.

We believe that concerns over the extent to which interest rates could trend higher in 2019 and the potential for trade tariffs escalating to an all-out trade war were largely behind the spikes in volatility in the stock market in 2018. For those investors who fear that higher interest rates could dampen the prospects for stocks in 2019, Federal Reserve (the "Fed") Chairman Jerome Powell announced on January 4, 2019 that the Fed will be adopting a "patient" approach to tightening monetary policy. With respect to trade, the Trump Administration sent trade representatives to China on January 7, 2019 to set up future trade policy talks. The two countries also agreed to a 90-day truce freezing tariffs until March 1, 2019. We believe stock prices would move higher on a U.S.-China trade deal.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally stood at $4.79 trillion at the close of 2018, down from $4.84 trillion the previous year, according to its own release. The dip in assets under management was due to performance rather than capital flows. December 2018 marked the 59th consecutive month of net inflows into ETFs/ETPs listed globally. The U.S.'s share of the global market was approximately 70% at year-end.

U.S. STOCKS AND BONDS

The three major Standard & Poor's stock indices finished 2018 in the red. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -4.38%, -11.08%, and -8.48%, respectively, according to Bloomberg. Only three of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Health Care, Utilities and Consumer Discretionary, up 6.47%, 4.11% and 0.82%, respectively, on a total return basis. The sectors that posted the biggest losses were Energy, Materials and Industrials, down 18.10%, 14.70% and 13.32%, respectively. We believe that some of the downside in stock prices late in the year could be attributed to profit taking and tax selling. Keep in mind, the S&P 500(R) Index posted a total return of 21.83% in 2017, more than double its 9.98% average annual total return from 1926-2018, according to Ibbotson Associates/Morningstar.

Dividend growth has historically been a barometer of strength for Corporate America. The S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $7.4 billion in the third quarter of 2018, up from $4.5 billion from the third quarter of 2017, according to its own release. Net dividend increases totaled a record $58.4 billion in 2018, up from $37.1 billion in 2017. Currently, 82.2% of the companies in the S&P 500(R) Index pay a dividend, compared to 69.8% of the companies in the S&P MidCap 400(R) Index and 51.9% of the companies in the S&P SmallCap 600(R) Index. Total global dividend payouts are expected to rise 6.0% year-over-year to a record $1.81 trillion in 2019, according to business information provider IHS Markit, a London-based global information provider. Dividend-paying companies in the U.S. are expected to increase distributions by 8.1%, according to IHS Markit.

In the U.S. bond market, the top-performing major debt group we track was intermediate-term Treasuries. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.41% in 2018. The worst-performing debt group that we track was high yield corporates. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -2.08%. The yield on the benchmark 10-Year Treasury note (T-note) rose by 28 basis points to 2.69% in 2018, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.51% for the 10-year period ended December 31, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar registered a gain of 4.40% against a basket of major currencies in 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade/tariff battle between the U.S. and its major trading partners, particularly China.

Both foreign stocks and bonds succumbed to selling pressure in 2018. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of -1.20% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt fell 3.02%, according to Bloomberg Barclays. With respect to equities, the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -14.09% (USD), compared to -14.58% (USD) for the MSCI Daily Total Return Net Emerging Markets Index.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is comprised of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE"), the NYSE American and The Nasdaq Stock Market LLC ("Nasdaq"), excluding limited partnerships that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (9/27/05)      Ended       Ended       (9/27/05)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -12.68%      5.86%       11.85%        6.50%        32.94%     206.36%       130.37%
Market Value                                  -13.05%      5.93%       11.87%        6.48%        33.37%     206.90%       130.00%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)           -12.21%      6.46%       12.54%        7.19%        36.77%     225.84%       151.12%
Russell 2000(R) Index                         -11.01%      4.41%       11.97%        6.99%        24.09%     209.83%       145.03%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -12.68% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("benchmark") generated a return of -11.01%. The Fund's largest allocated sector over the period was the Financials sector with a 39.6% allocation. This sector contributed -4.1% to the Fund's return due to its -11.1% return. The top contributing sector in the Fund was the Consumer Staples sector with a 0.9% contributing, stemming from its 2.8% allocation and 56.1% return. The least contributing sector in the Fund was the Consumer Discretionary sector with a -4.5% contribution, stemming from its 15.5% allocation and -26.5% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund underperforming the benchmark among Consumer Discretionary securities by -16.2%, which created -2.7% of relative underperformance. The Fund outperformed the benchmark by 67.1% among the Consumer Staples sector, which created 1.3% of relative outperformance.

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    40.45%
Consumer Discretionary                        16.33
Industrials                                   14.14
Information Technology                         6.64
Real Estate                                    5.87
Energy                                         5.43
Materials                                      3.46
Consumer Staples                               3.11
Health Care                                    2.67
Communication Services                         1.39
Utilities                                      0.51
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PennyMac Financial Services, Inc.              1.68%
CVR Energy, Inc.                               1.32
Renewable Energy Group, Inc.                   1.25
K12, Inc.                                      1.21
TPG RE Finance Trust, Inc.                     1.00
NexPoint Residential Trust, Inc.               0.97
Marcus & Millichap, Inc.                       0.96
Arbor Realty Trust, Inc.                       0.93
World Acceptance Corp.                         0.90
Addus HomeCare Corp.                           0.90
                                             -------
   Total                                      11.12%
                                             =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/08              $10,000                     $10,000                 $10,000
06/09                9,790                       9,820                  10,264
12/09               12,084                      12,189                  12,717
06/10               11,747                      11,877                  12,469
12/10               15,197                      15,410                  16,132
06/11               15,708                      15,985                  17,134
12/11               13,878                      14,153                  15,460
06/12               14,772                      15,114                  16,779
12/12               16,081                      16,515                  17,987
06/13               18,693                      19,255                  20,840
12/13               23,047                      23,822                  24,970
06/14               22,893                      23,736                  25,767
12/14               23,756                      24,695                  26,192
06/15               24,991                      26,053                  27,436
12/15               23,889                      24,993                  25,035
06/16               24,486                      25,688                  25,591
12/16               32,358                      34,037                  30,371
06/17               32,559                      34,326                  31,887
12/17               35,092                      37,113                  34,821
06/18               37,945                      40,245                  37,488
12/18               30,636                      32,584                  30,983

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              93             1              0            0
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0
01/01/18 - 12/31/18             164             4              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0
01/01/18 - 12/31/18              81             1              0            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, in the Morningstar(R) US Market Index that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced annually in June. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (3/9/06)       Ended       Ended       (3/9/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -5.87%      8.10%       11.61%        6.39%        47.60%     199.91%       121.05%
Market Value                                   -6.00%      8.09%       11.57%        6.38%        47.54%     198.88%       120.89%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders Index(SM)      -5.47%      8.62%       12.17%        6.91%        51.19%     215.38%       135.33%
S&P 500(R) Index                               -4.38%      8.49%       13.12%        7.68%        50.33%     243.04%       158.02%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -5.87% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of -4.38%. The Fund's largest allocation was among the Consumer Staples sector with a 20.4% allocation. These securities had a return of -12.0% and contributed -2.1% to the Fund's return, the lowest among all sectors represented in the Fund. The Health Care sector was the top performing sector in the Fund with a 15.9% return, a 9.6% allocation, and a 1.6% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Consumer Discretionary securities by -20.1%, which created -1.3% of relative underperformance. The Fund's holdings among the Health Care sector reversed 1.2% of underperformance as the Fund outperformed the benchmark by 9.9%.

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Staples                              22.26%
Communication Services                        16.83
Energy                                        15.58
Utilities                                     13.20
Health Care                                   13.17
Information Technology                         6.93
Consumer Discretionary                         5.39
Financials                                     3.92
Materials                                      1.47
Industrials                                    1.19
Real Estate                                    0.06
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                     9.44%
Exxon Mobil Corp.                              8.54
Verizon Communications, Inc.                   6.70
Chevron Corp.                                  5.52
Pfizer, Inc.                                   5.33
Procter & Gamble (The) Co.                     4.79
AbbVie, Inc.                                   4.12
Coca-Cola (The) Co.                            3.94
Philip Morris International, Inc.              3.87
Altria Group, Inc.                             3.82
                                             -------
   Total                                      56.07%
                                             =======

               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend           S&P 500(R)
                  Index Fund             Leaders Index(SM)        Index
12/08               $10,000                   $10,000            $10,000
06/09                 9,444                     9,470             10,316
12/09                11,423                    11,480             12,645
06/10                10,906                    10,984             11,804
12/10                13,256                    13,393             14,551
06/11                14,293                    14,479             15,426
12/11                15,171                    15,406             14,857
06/12                16,426                    16,737             16,267
12/12                16,557                    16,909             17,235
06/13                18,868                    19,322             19,617
12/13                20,319                    20,860             22,817
06/14                22,410                    23,073             24,446
12/14                22,952                    23,687             25,942
06/15                22,257                    23,019             26,261
12/15                23,579                    24,439             26,300
06/16                27,050                    28,120             27,310
12/16                28,465                    29,653             29,449
06/17                29,296                    30,602             32,203
12/17                31,862                    33,365             35,884
06/18                30,804                    32,341             36,838
12/18                29,991                    31,538             34,304

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             190             0              0            0
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0
01/01/18 - 12/31/18             140             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              62             0              0            0
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0
01/01/18 - 12/31/18             108             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an applied market-cap weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX(R) U.S. Composite Index, a sub-index of the IPOX(R) Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest public offerings ("IPOs") in the IPOX(R) U.S. Composite Index, adjusted for liquidity. In general, eligible constituents are added on the sixth day of trading and remain eligible to be included in the Index for approximately four years. The Index includes the securities of small, mid and large companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/12/06)      Ended       Ended       (4/12/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -8.22%      7.29%       17.07%       10.22%        42.20%     383.51%       244.94%
Market Value                                   -8.33%      7.28%       17.07%       10.22%        42.09%     383.70%       244.84%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                         -7.78%      7.87%       17.76%       10.87%        46.07%     413.01%       271.68%
S&P 500(R) Index                               -4.38%      8.49%       13.12%        7.62%        50.33%     243.04%       154.49%
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        7.52%        46.34%     244.95%       151.58%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.22% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of -5.24%. The largest allocated sector in the Fund over the period was the Information Technology sector with a 29% allocation. The sector with the highest contribution was Health Care with a contribution of 1.3%. The top performing sector in the Fund was the Information Technology sector with a 6.0% return. The Consumer Staples sector was the least contributing sector. With a return of -30.3% and weight of 10.6%, this sector contributed -3.6% to the Fund's overall return. On a relative basis, the Fund underperformed the benchmark. The greatest source of underperformance was the Consumer Staples sector, which created -2.7% underperformance against the benchmark. The Fund over allocated and outperformed the benchmark among the Health Care sector, creating 2.8% of relative outperformance.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        33.69%
Health Care                                   20.57
Communication Services                        14.47
Consumer Staples                              11.66
Consumer Discretionary                         6.60
Industrials                                    5.99
Real Estate                                    1.87
Energy                                         1.84
Utilities                                      1.64
Financials                                     1.02
Materials                                      0.65
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PayPal Holdings, Inc.                          8.98%
Verizon Communications, Inc.                   5.27
Shire PLC, ADR                                 4.82
Thermo Fisher Scientific, Inc.                 4.08
Kraft Heinz (The) Co.                          3.90
Eli Lilly & Co.                                2.91
salesforce.com, Inc.                           2.85
Stryker Corp.                                  2.66
Fiat Chrysler Automobiles N.V.                 2.57
Square, Inc., Class A                          2.10
                                             -------
   Total                                      40.14%
                                             =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2008 - DECEMBER 31, 2018

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/08            $10,000               $10,000            $10,000              $10,000
06/09             11,336                11,385             10,316               10,420
12/09             14,493                14,597             12,645               12,834
06/10             13,634                13,775             11,803               12,058
12/10             17,142                17,383             14,550               15,007
06/11             18,839                19,170             15,426               15,960
12/11             17,673                18,041             14,857               15,160
06/12             20,066                20,545             16,267               16,573
12/12             22,978                23,592             17,235               17,649
06/13             26,836                27,622             19,617               20,130
12/13             34,004                35,124             22,817               23,570
06/14             36,252                37,565             24,446               25,206
12/14             38,054                39,548             25,942               26,529
06/15             41,342                43,092             26,261               27,044
12/15             38,886                40,653             26,300               26,657
06/16             38,633                40,482             27,309               27,622
12/16             41,492                43,595             29,451               30,056
06/17             45,927                48,373             32,202               32,740
12/17             52,678                55,629             35,879               36,407
06/18             55,433                58,661             36,830               37,579
12/18             48,349                51,299             34,304               34,495

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             158             0              0            0
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0
01/01/18 - 12/31/18             157             3              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              94             0              0            0
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0
01/01/18 - 12/31/18              87             3              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -0.21%      12.48%      20.24%       15.81%        80.05%     531.74%       529.71%
Market Value                                   -0.20%      12.48%      20.29%       15.81%        80.07%     534.37%       529.76%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)               0.27%      12.96%      20.84%       16.43%        83.92%     564.00%       573.13%
S&P Composite 1500(R) Health Care Index         6.71%      11.40%      15.16%       11.20%        71.57%     310.38%       278.31%
NASDAQ(R) Biotechnology Index                  -8.86%       5.54%      15.71%       12.50%        30.97%     330.29%       337.55%
S&P 500(R) Index                               -4.38%       8.49%      13.12%        8.03%        50.33%     243.04%       163.42%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -0.21% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index ("benchmark") generated a return of 6.71%. The Fund was fully allocated to the Pharmaceuticals, Biotechnology & Life Sciences Tools & Services industry during the period. The top performing and contributing security in the Fund was Intercept Pharmaceuticals, Inc. with a 72.5% return and a 1.8% contribution, stemming from its 3.7% allocation. The worst performing and contributing security was Bluebird Bio, Inc. with a -54.8% return. This security was given a 2.6% allocation, leading to a contribution of -2.1% to the Fund's return. On a relative basis, the Fund underperformed the benchmark. The benchmark did not have any exposure to Bluebird Bio, Inc., which created -2.2% of relative drag versus the benchmark. The benchmark also did not have any exposure to Intercept Pharmaceuticals, Inc., which created 1.7% of relative outperformance.

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 79.73%
Life Sciences Tools & Services                 7.64
Pharmaceuticals                                2.63
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exelixis, Inc.                                 4.66%
Ionis Pharmaceuticals, Inc.                    4.61
Intercept Pharmaceuticals, Inc.                4.06
Amgen, Inc.                                    3.72
Incyte Corp.                                   3.71
QIAGEN N.V.                                    3.70
Regeneron Pharmaceuticals, Inc.                3.70
Illumina, Inc.                                 3.69
Alnylam Pharmaceuticals, Inc.                  3.67
Grifols S.A., ADR                              3.66
                                             -------
   Total                                      39.18%
                                             =======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2008 - DECEMBER 31, 2018

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/08            $10,000                 $10,000              $10,000            $10,000             $10,000
06/09             10,756                  10,773               10,285             10,316              10,094
12/09             14,487                  14,559               11,584             12,646              12,075
06/10             15,679                  15,810               10,995             11,805              11,198
12/10             19,831                  20,053               13,351             14,552              12,703
06/11             22,252                  22,572               15,266             15,428              14,506
12/11             16,587                  16,866               14,964             14,859              14,213
06/12             22,256                  22,703               18,678             16,269              15,846
12/12             23,373                  23,906               19,796             17,237              16,822
06/13             29,504                  30,243               25,117             19,619              20,289
12/13             35,083                  36,050               32,856             22,819              23,919
06/14             41,784                  42,982               37,295             24,448              26,359
12/14             51,795                  53,323               44,160             25,944              29,849
06/15             63,024                  64,990               53,784             26,263              32,894
12/15             57,472                  59,394               49,357             26,302              32,062
06/16             45,506                  47,171               37,635             27,312              32,248
12/16             46,207                  48,020               38,821             29,448              31,403
06/17             57,934                  60,356               45,553             32,198              36,575
12/17             63,299                  66,120               47,220             35,875              38,459
06/18             71,199                  74,524               48,703             36,826              39,720
12/18             63,174                  66,400               43,029             34,304              41,038

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             183             0              0            0
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0
01/01/18 - 12/31/18             156             1              2            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              69             0              0            0
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0
01/01/18 - 12/31/18              88             3              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to include only companies whose primary focus is Internet-related. To be eligible for inclusion in the Index, a company must generate at least 50% of its revenue from Internet commerce or services. Internet commerce companies are defined as those that derive the majority of their revenues from providing goods and services through an open network, whereas Internet services companies are defined as those that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                             6.23%      14.28%      23.63%       15.15%        94.94%     734.11%       485.77%
Market Value                                    6.23%      14.28%      23.63%       15.15%        94.95%     734.32%       485.92%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)          6.77%      14.84%      24.30%       15.76%        99.72%     780.37%       526.31%
S&P 500(R) Index                               -4.38%       8.49%      13.12%        8.03%        50.33%     243.04%       163.42%
S&P Composite 1500(R) Information
   Technology Index                            -0.75%      14.46%      18.17%       11.81%        96.47%     431.01%       305.12%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.23% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Information Technology Index ("benchmark") generated a return of -0.75%. The Information Technology sector was the heaviest weighted sector in the Fund over the period with a 39.4% allocation. This sector was also the Fund's largest contributing sector with a 3.4% contribution, stemming from its 8.9% return. The least contributing sector was the Financials sector with a 0.1% contribution. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund over allocating the benchmark amongst the relatively well performing Communication Services securities by 18.7%, which created 3.4% of relative outperformance. There was no single sector that contributed negatively to the Fund relative to the performance against the benchmark.

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        41.20%
Communication Services                        32.22
Consumer Discretionary                        18.38
Financials                                     5.84
Health Care                                    2.36
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                               9.63%
Facebook, Inc., Class A                        7.43
Netflix, Inc.                                  5.57
salesforce.com, Inc.                           5.32
PayPal Holdings, Inc.                          5.17
Alphabet, Inc., Class C                        5.12
Alphabet, Inc., Class A                        5.02
eBay, Inc.                                     3.38
Twitter, Inc.                                  2.77
VeriSign, Inc.                                 2.75
                                             -------
   Total                                      52.16%
                                             =======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust                Dow Jones                               S&P Composite 1500(R)
             Dow Jones Internet        Internet Composite        S&P 500(R)        Information Technology
                 Index Fund                Index(SM)               Index                   Index
12/08              $10,000                  $10,000               $10,000                 $10,000
06/09               13,348                   13,387                10,316                  12,460
12/09               17,924                   18,027                12,646                  16,103
06/10               17,060                   17,179                11,805                  14,489
12/10               24,490                   24,742                14,552                  18,055
06/11               25,898                   26,229                15,428                  18,499
12/11               23,083                   23,476                14,859                  18,257
06/12               25,264                   25,773                16,269                  20,579
12/12               27,897                   28,555                17,237                  20,949
06/13               32,439                   33,296                19,619                  22,359
12/13               42,794                   44,077                22,819                  27,023
06/14               42,589                   43,943                24,448                  29,306
12/14               43,833                   45,309                25,944                  32,143
06/15               48,037                   49,791                26,263                  32,561
12/15               53,374                   55,459                26,302                  33,942
06/16               51,570                   53,718                27,312                  33,962
12/16               57,062                   59,589                29,448                  38,961
06/17               67,744                   70,935                32,198                  45,436
12/17               78,529                   82,441                35,875                  53,487
06/18               98,436                  103,595                36,826                  59,125
12/18               83,411                   88,037                34,304                  53,101

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             148             0              0            0
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0
01/01/18 - 12/31/18             116             4              2            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             104             0              0            0
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0
01/01/18 - 12/31/18             125             4              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. In constructing the Index, NASDAQ begins with the largest 500 U.S. companies included in the NASDAQ US Benchmark Index and excludes (i) companies with less than $1 billion in cash and short term investments; (ii) companies with long-term debt divided by the market capitalization greater than 30%; and (iii) companies with return on equity less than 15%. NASDAQ then ranks all remaining stocks in the universe by one-year and three-month daily volatility (one-year and three-month daily volatility factors are equally weighted), and selects the top 50 companies with the lowest combined volatility score, subject to a maximum weight of 30% from any one of the ten Industry Classification Benchmark industries. The stocks in the Index are equally weighted initially and on each quarterly reconstituting and rebalancing effective date. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (7/6/06)       Ended       Ended       (7/6/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -4.09%      9.10%       14.30%        8.95%        54.56%     280.74%       191.82%
Market Value                                   -4.24%      9.08%       14.38%        8.96%        54.39%     283.20%       191.94%

INDEX PERFORMANCE
The Capital Strength Index(SM)*                -3.53%      9.81%        N/A           N/A         59.63%       N/A           N/A
S&P 500(R) Index                               -4.38%      8.49%       13.12%        7.82%        50.33%     243.04%       156.14%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's current underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.09% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of -4.38%. The Industrials sector was the Fund's largest allocated sector over the period with a 33.2% allocation. This sector had a -12.5% return and contributed -4.2% to the Fund's return, the least amongst all sectors. The top performing and largest contributing sector in the Fund was the Information Technology sector with a 4.1% return, 0.5% contribution, and 15.9% allocation. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund under allocating the benchmark amongst the relatively poor performing Financials sector by -7.1%, creating 1.2% of relative outperformance. The Fund over allocated the benchmark amongst the poor performing Industrials sector by 23.4%, which created -1.9% of relative underperformance.

-----------------------------
NASDAQ(R) and the Capital Strength Index(SM) are trademarks (the "Marks") of Nasdaq, Inc. (collectively with its affiliates, "NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   22.21%
Financials                                    20.66
Information Technology                        19.59
Consumer Discretionary                        10.39
Health Care                                   10.19
Consumer Staples                               8.65
Real Estate                                    2.29
Materials                                      2.20
Communication Services                         2.01
Energy                                         1.81
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Starbucks Corp.                                2.39%
Procter & Gamble (The) Co.                     2.31
American Tower Corp.                           2.28
Estee Lauder (The) Cos., Inc., Class A         2.24
Expeditors International of Washington, Inc.   2.23
CME Group, Inc.                                2.23
Aflac, Inc.                                    2.22
Garmin Ltd.                                    2.22
Intercontinental Exchange, Inc.                2.21
PPG Industries, Inc.                           2.20
                                             -------
   Total                                      22.53%
                                             =======

        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
           DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/08            $10,000                $10,000
06/09             11,272                 10,316
12/09             13,941                 12,646
06/10             12,890                 11,805
12/10             15,897                 14,552
06/11             17,148                 15,428
12/11             15,430                 14,859
06/12             16,268                 16,269
12/12             18,123                 17,237
06/13             21,140                 19,619
12/13             24,628                 22,819
06/14             26,002                 24,448
12/14             28,436                 25,944
06/15             28,388                 26,263
12/15             28,905                 26,302
06/16             30,449                 27,312
12/16             31,384                 29,448
06/17             35,272                 32,198
12/17             39,695                 35,875
06/18             40,024                 36,826
12/18             38,074                 34,304

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             108             9              0            0
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0
01/01/18 - 12/31/18             161             3              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             131             4              0            0
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0
01/01/18 - 12/31/18              84             1              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The Index is designed to objectively identify and select those stocks from the universe of stocks which Value Line Publishing LLC gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividends and achieve capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (8/19/03)      Ended       Ended       (8/19/03)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -3.44%      8.87%       12.53%        9.17%        52.94%     225.72%       284.93%
Market Value                                   -3.50%      8.85%       12.62%        9.17%        52.79%     228.28%       284.92%

INDEX PERFORMANCE
Value Line(R) Dividend Index*                  -2.73%      9.73%       13.43%         N/A         59.09%     252.49%         N/A
S&P 500(R) Index                               -4.38%      8.49%       13.12%        8.35%        50.33%     243,04%       242.92%
Dow Jones U.S. Select Dividend Index(SM)*      -5.94%      8.49%       12.26%         N/A         50.28%     217.75%         N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2018) were 137.98% and 139.12% at NAV and Market Value, respectively. That compares to an Index return of 179.64% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (December 31, 2018) were 7.46% and 7.51% at NAV and Market Value, respectively. That compares to an Index return of 8.85% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -3.44% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of -4.38%. The Utilities sector was the Fund's largest allocated sector over the period with a 21.7% allocation. This sector was also the largest contributing sector with a 0.6% contribution and a 3.4% return. The top performing sector was the Health Care sector with a 5.6% return. This sector contributed 0.4% to the Fund's return and had a 6.7% allocation. The Fund's least contributing sector was the Consumer Staples sector with a -1.7% contribution, stemming from its 13.5% allocation and -12.6% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund overweighting the benchmark among the relatively well performing Utilities securities by 18.9%, which created 1.6% of relative outperformance. The Fund underperformed the benchmark among the Information Technology sector, which created -1.3% of relative drag.

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     20.35%
Financials                                    19.87
Industrials                                   13.89
Consumer Staples                              12.91
Information Technology                         6.65
Health Care                                    6.07
Consumer Discretionary                         5.53
Real Estate                                    4.83
Materials                                      3.34
Energy                                         3.31
Communication Services                         3.25
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Williams-Sonoma, Inc.                          0.58%
Phillips 66                                    0.57
Boeing (The) Co.                               0.57
Amgen, Inc.                                    0.57
Hartford Financial Services Group
   (The), Inc.                                 0.57
DowDuPont, Inc.                                0.57
T. Rowe Price Group, Inc.                      0.57
Caterpillar, Inc.                              0.57
Home Depot (The), Inc.                         0.57
BlackRock, Inc.                                0.57
                                             -------
   Total                                       5.71%
                                             =======

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust
               Value Line(R)           Value Line(R)           S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index            Index            Dividend Index(SM)
12/08             $10,000                 $10,000               $10,000                 $10,000
06/09               9,880                   9,910                10,316                   8,746
12/09              11,959                  12,052                12,645                  11,113
06/10              11,615                  11,746                11,804                  10,970
12/10              13,883                  14,100                14,551                  13,149
06/11              15,012                  15,308                15,427                  14,252
12/11              15,137                  15,493                14,858                  14,782
06/12              16,096                  16,554                16,268                  15,749
12/12              16,829                  17,365                17,236                  16,385
06/13              19,167                  19,864                19,618                  18,655
12/13              21,301                  22,156                22,818                  21,147
06/14              23,117                  24,154                24,447                  23,233
12/14              24,698                  25,905                25,943                  24,395
06/15              24,184                  25,465                26,262                  23,524
12/15              25,006                  26,448                26,301                  23,997
06/16              28,527                  30,304                27,311                  27,729
12/16              29,993                  31,983                29,447                  29,274
06/17              31,625                  33,854                32,197                  31,057
12/17              33,738                  36,244                35,874                  33,793
06/18              33,475                  36,103                36,825                  34,138
12/18              32,572                  35,251                34,304                  31,775

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             223             0              0            0
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0
01/01/18 - 12/31/18             143             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              29             0              0            0
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0
01/01/18 - 12/31/18             106             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line Publishing LLC assigns a #1 ranking in the Value Line(R) Timeliness(TM) Ranking System (the "Ranking System"). At any one time only 100 stocks are assigned a #1 ranking in the Ranking System. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/12/03)      Ended       Ended       (6/12/03)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -18.83%      1.01%        7.90%        4.36%         5.14%     113.92%       94.26%
Market Value                                  -18.95%      0.98%        7.94%        4.35%         4.97%     114.63%       94.05%

INDEX PERFORMANCE
Value Line(R) 100 Index*                      -18.18%      1.95%        8.92%         N/A         10.16%     134.92%         N/A
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        8.49%        46.34%     244.95%       255.30%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2018) were 17.91% and 17.79% at NAV and Market Value, respectively. That compares to an Index return of 38.96% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (December 31, 2018) were 1.44% and 1.43% at NAV and Market Value, respectively. That compares to an Index return of 2.87% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE MKT) closing market price of the Predecessor FVL Fund.

      * Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 20.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -18.83% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of -5.24%. The Information Technology sector was the largest allocation in the Fund over the period with a 22.5% allocation. This sector had a -18.5% return and contributed -3.4% to the Fund's return. The Health Care sector was the largest contributing sector in the Fund with a 1.0% contribution, stemming from its 8.7% allocation and 19.2% return. The Fund's least contributing sector was the Industrials sector with a -4.5% contribution, stemming from its 16.2% allocation and -27.0% return. On a relative basis, the Fund underperformed the benchmark. The leading cause of the underperformance is attributable to the Fund underperforming the benchmark amongst the Information Technology sector by -21.5%, creating -3.6% of relative drag. The Fund outperformed the benchmark amongst the Health Care sector by 14.75%, creating 0.5% of relative outperformance.

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        16.08%
Health Care                                   13.34
Utilities                                     10.38
Consumer Discretionary                         9.58
Consumer Staples                               9.28
Materials                                      9.05
Energy                                         9.02
Communication Services                         7.30
Financials                                     7.12
Industrials                                    4.78
Real Estate                                    4.07
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Zebra Technologies Corp., Class A              1.79%
HCA Healthcare, Inc.                           1.56
Ameren Corp.                                   1.27
Marcus (The) Corp.                             1.24
Burlington Stores, Inc.                        1.22
Abbott Laboratories                            1.18
Eli Lilly & Co.                                1.15
WD-40 Co.                                      1.15
Merck & Co., Inc.                              1.14
CDW Corp.                                      1.13
                                             -------
   Total                                      12.83%
                                             =======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust Value Line(R) 100            Value Line(R)            Russell 3000(R)
                Exchange-Traded Fund                   100 Index                   Index
12/08                  $10,000                          $10,000                   $10,000
06/09                    9,611                            9,654                    10,419
12/09                   11,274                           11,382                    12,833
06/10                   11,177                           11,342                    12,057
12/10                   14,601                           14,881                    15,006
06/11                   15,429                           15,839                    15,959
12/11                   13,445                           13,832                    15,160
06/12                   13,820                           14,275                    16,572
12/12                   14,591                           15,130                    17,648
06/13                   16,765                           17,475                    20,129
12/13                   20,346                           21,323                    23,570
06/14                   22,547                           23,739                    25,206
12/14                   22,653                           23,955                    26,530
06/15                   23,253                           24,702                    27,045
12/15                   21,944                           23,400                    26,657
06/16                   22,699                           24,310                    27,622
12/16                   24,168                           26,038                    30,050
06/17                   23,941                           25,965                    32,733
12/17                   26,369                           28,699                    36,399
06/18                   25,947                           28,355                    37,571
12/18                   21,392                           24,492                    34,495

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             165             0              0            0
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0
01/01/18 - 12/31/18             182             4              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              87             0              0            0
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0
01/01/18 - 12/31/18              63             1              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2018      DECEMBER 31, 2018      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $  807.50             0.60%             $2.73
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $  973.60             0.45%             $2.24
Hypothetical (5% return before expenses)             $1,000.00           $1,022.94             0.45%             $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $  872.20             0.59%             $2.78
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $  887.20             0.57%             $2.71
Hypothetical (5% return before expenses)             $1,000.00           $1,022.33             0.57%             $2.91

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $  847.40             0.52%             $2.42
Hypothetical (5% return before expenses)             $1,000.00           $1,022.58             0.52%             $2.65

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $  951.10             0.61%             $3.00
Hypothetical (5% return before expenses)             $1,000.00           $1,022.13             0.61%             $3.11

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2018 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2018      DECEMBER 31, 2018      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $  973.20             0.70%             $3.48
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
Actual                                               $1,000.00           $  824.90             0.70%             $3.22
Hypothetical (5% return before expenses)             $1,000.00           $1,021.68             0.70%             $3.57


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2018 through December 31, 2018), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.2%
             AEROSPACE & DEFENSE -- 2.2%
      18,717 Ducommun, Inc. (a)                $      679,801
      32,649 Engility Holdings, Inc. (a)              929,191
       9,059 National Presto Industries, Inc.       1,059,178
      20,298 Vectrus, Inc. (a)                        438,031
                                               --------------
                                                    3,106,201
                                               --------------
             AUTO COMPONENTS -- 0.3%
      26,570 Shiloh Industries, Inc. (a)              154,903
      41,488 Superior Industries International,
                Inc.                                  199,557
                                               --------------
                                                      354,460
                                               --------------
             BANKS -- 24.5%
      11,212 1st Constitution Bancorp                 223,455
      26,033 Access National Corp.                    555,284
      20,851 Allegiance Bancshares, Inc. (a)          674,947
      26,054 Arrow Financial Corp.                    834,249
      47,060 Atlantic Capital Bancshares,
                Inc. (a)                              770,372
      27,960 Bar Harbor Bankshares                    627,143
      48,413 Blue Hills Bancorp, Inc.               1,033,133
      28,143 Byline Bancorp, Inc. (a)                 468,862
       5,869 C&F Financial Corp.                      312,290
       6,662 Cambridge Bancorp (b)                    554,612
      23,368 Capital City Bank Group, Inc.            542,371
       8,979 CB Financial Services, Inc. (b)          222,500
      25,541 Civista Bancshares, Inc.                 444,924
      25,832 CNB Financial Corp.                      592,844
      25,903 Equity Bancshares, Inc.,
                Class A (a)                           913,081
      39,817 Fidelity Southern Corp.                1,036,038
      28,709 Financial Institutions, Inc.             737,821
      22,199 First Bancshares (The), Inc.             671,520
      27,770 First Bank                               336,572
      25,830 First Community Bankshares, Inc.         813,128
      12,792 First Community Corp.                    248,549
      19,436 First Financial Corp.                    780,355
      14,955 First Financial Northwest, Inc.          231,354
      17,435 First Internet Bancorp                   356,371
      18,972 First Mid-Illinois Bancshares,
                Inc.                                  605,586
      41,807 First of Long Island (The) Corp.         834,050
      12,764 First United Corp.                       203,203
      21,994 Franklin Financial Network,
                Inc. (a)                              579,982
      47,824 Green Bancorp, Inc.                      819,703
      70,210 Heritage Commerce Corp.                  796,181
      30,275 HomeTrust Bancshares, Inc.               792,600
      43,451 Independent Bank Corp.                   913,340
      29,910 Mercantile Bank Corp.                    845,257
      11,389 Metropolitan Bank Holding
                Corp. (a)                             351,351
      36,317 Midland States Bancorp, Inc.             811,322
      19,606 MidWestOne Financial Group, Inc.         486,817
      31,679 National Commerce Corp. (a)            1,140,444
      13,395 Nicolet Bankshares, Inc. (a)             653,676
      12,407 Northrim BanCorp, Inc.                   407,818
       6,900 Ohio Valley Banc Corp. (b)               244,191
      26,641 Old Line Bancshares, Inc.                701,191
      47,203 Old Second Bancorp, Inc.                 613,639
      39,000 Opus Bank                                764,010


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       9,370 Origin Bancorp, Inc.              $      319,330
      14,431 Parke Bancorp, Inc.                      270,076
      28,785 Peapack-Gladstone Financial Corp.        724,806
      29,692 People's Utah Bancorp                    895,214
      24,017 QCR Holdings, Inc.                       770,706
      18,373 RBB Bancorp                              322,814
      18,087 Reliant Bancorp, Inc.                    416,724
      18,530 Republic Bancorp, Inc., Class A          717,482
      11,480 SB One Bancorp                           234,651
      25,343 Sierra Bancorp                           608,992
      17,833 SmartFinancial, Inc. (a)                 325,809
      12,352 Southern First Bancshares,
                Inc. (a)                              396,129
      35,119 Southern National Bancorp of
                Virginia, Inc.                        464,273
      43,668 Veritex Holdings, Inc. (a)               933,622
                                               --------------
                                                   33,946,764
                                               --------------
             BUILDING PRODUCTS -- 1.1%
      60,926 Griffon Corp.                            636,677
      63,387 Quanex Building Products Corp.           861,429
                                               --------------
                                                    1,498,106
                                               --------------
             CAPITAL MARKETS -- 1.6%
       5,885 Diamond Hill Investment Group,
                Inc.                                  879,513
      33,794 GAIN Capital Holdings, Inc.              208,171
      17,102 Oppenheimer Holdings, Inc.,
                Class A                               436,956
      25,929 Victory Capital Holdings, Inc.,
                Class A (a)                           264,995
      14,631 Westwood Holdings Group, Inc.            497,454
                                               --------------
                                                    2,287,089
                                               --------------
             CHEMICALS -- 2.1%
      48,093 American Vanguard Corp.                  730,533
      46,519 FutureFuel Corp.                         737,791
      39,697 Kronos Worldwide, Inc.                   457,309
      80,896 OMNOVA Solutions, Inc. (a)               592,968
      37,120 Trecora Resources (a)                    289,536
      48,906 Valhi, Inc.                               94,389
                                               --------------
                                                    2,902,526
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.1%
      47,446 Ennis, Inc.                              913,335
      66,073 Kimball International, Inc.,
                Class B                               937,576
      54,275 Quad/Graphics, Inc.                      668,668
      15,488 VSE Corp.                                463,246
                                               --------------
                                                    2,982,825
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
      52,222 Casa Systems, Inc. (a)                   685,675
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 2.2%
      33,285 Ameresco, Inc., Class A (a)              469,319
      29,856 MYR Group, Inc. (a)                      841,044
      16,871 NV5 Global, Inc. (a)                   1,021,539
      52,215 Orion Group Holdings, Inc. (a)           224,002


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION & ENGINEERING
                (CONTINUED)
      46,353 Sterling Construction Co.,
                Inc. (a)                       $      504,784
                                               --------------
                                                    3,060,688
                                               --------------
             CONSUMER FINANCE -- 2.0%
      24,042 Curo Group Holdings Corp. (a)            228,159
      32,701 Elevate Credit, Inc. (a)                 146,501
      93,036 EZCORP, Inc., Class A (a)                719,168
      17,215 Regional Management Corp. (a)            414,021
      12,094 World Acceptance Corp. (a)             1,236,732
                                               --------------
                                                    2,744,581
                                               --------------
             CONTAINERS & PACKAGING -- 0.7%
      63,724 Myers Industries, Inc.                   962,870
                                               --------------
             DISTRIBUTORS -- 0.4%
      18,725 Funko, Inc., Class A (a)                 246,234
      11,326 Weyco Group, Inc.                        330,379
                                               --------------
                                                      576,613
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.9%
      48,921 Bridgepoint Education, Inc. (a)          342,936
      26,615 Carriage Services, Inc.                  412,532
      14,210 Collectors Universe, Inc.                161,426
      67,376 K12, Inc. (a)                          1,670,251
                                               --------------
                                                    2,587,145
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.3%
      16,986 Marlin Business Services Corp.           379,297
                                               --------------
             ELECTRIC UTILITIES -- 0.1%
      33,771 Genie Energy Ltd., Class B               203,639
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.2%
     137,992 Enphase Energy, Inc. (a) (b)             652,702
       4,881 Preformed Line Products Co.              264,794
      32,969 TPI Composites, Inc. (a)                 810,378
                                               --------------
                                                    1,727,874
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.5%
      48,142 Control4 Corp. (a)                       847,299
      47,379 Kimball Electronics, Inc. (a)            733,901
      20,760 Napco Security Technologies,
                Inc. (a)                              326,970
      20,717 PC Connection, Inc.                      615,916
      15,549 PCM, Inc. (a)                            273,818
      22,434 Vishay Precision Group, Inc. (a)         678,180
                                               --------------
                                                    3,476,084
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.7%
      59,093 FTS International, Inc. (a)              420,151
      22,590 Mammoth Energy Services, Inc.            406,168
      58,932 Profire Energy, Inc. (a)                  85,452
                                               --------------
                                                      911,771
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENTERTAINMENT -- 0.3%
      29,615 Reading International, Inc.,
                Class A (a)                    $      430,602
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.0%
      16,390 BRT Apartments Corp.                     187,502
      71,281 City Office REIT, Inc.                   730,630
      21,537 CorEnergy Infrastructure Trust,
                Inc.                                  712,444
      57,431 MedEquities Realty Trust, Inc.           392,828
     148,073 New Senior Investment Group, Inc.        610,061
      38,124 NexPoint Residential Trust, Inc.       1,336,246
      26,211 One Liberty Properties, Inc.             634,830
      20,775 Saul Centers, Inc.                       980,996
                                               --------------
                                                    5,585,537
                                               --------------
             FOOD & STAPLES RETAILING -- 0.8%
      25,478 Ingles Markets, Inc., Class A            693,511
      14,532 Village Super Market, Inc.,
                Class A                               388,586
                                               --------------
                                                    1,082,097
                                               --------------
             FOOD PRODUCTS -- 1.6%
      50,024 Landec Corp. (a)                         592,284
      26,433 Limoneira Co.                            516,765
      33,417 Tootsie Roll Industries, Inc. (b)      1,116,128
                                               --------------
                                                    2,225,177
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.2%
      11,457 FONAR Corp. (a)                          231,890
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.0%
      21,288 AAC Holdings, Inc. (a)                    29,803
      18,180 Addus HomeCare Corp. (a)               1,234,058
      28,078 Civitas Solutions, Inc. (a)              491,646
      16,558 CorVel Corp. (a)                       1,021,960
                                               --------------
                                                    2,777,467
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.9%
     116,188 BBX Capital Corp.                        665,757
      33,165 Bojangles', Inc. (a)                     533,293
      30,555 Chuy's Holdings, Inc. (a)                542,046
      63,308 Del Taco Restaurants, Inc. (a)           632,447
      48,721 Lindblad Expeditions Holdings,
                Inc. (a)                              655,785
      21,290 Monarch Casino & Resort, Inc. (a)        812,000
      16,291 RCI Hospitality Holdings, Inc.           363,778
      23,397 Red Robin Gourmet Burgers,
                Inc. (a)                              625,168
      20,610 Speedway Motorsports, Inc.               335,325
      45,077 Town Sports International
                Holdings, Inc. (a)                    288,493
                                               --------------
                                                    5,454,092
                                               --------------
             HOUSEHOLD DURABLES -- 2.3%
      18,027 Bassett Furniture Industries, Inc.       361,261
      44,539 Ethan Allen Interiors, Inc.              783,441
      13,216 Flexsteel Industries, Inc.               291,809
      43,881 Green Brick Partners, Inc. (a)           317,698


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
       9,336 Hamilton Beach Brands Holding
                Co., Class A                   $      219,023
      21,243 Hooker Furniture Corp.                   559,541
      12,831 Turtle Beach Corp. (a) (b)               183,098
      50,100 ZAGG, Inc. (a)                           489,978
                                               --------------
                                                    3,205,849
                                               --------------
             INSURANCE -- 1.0%
      18,189 FedNat Holding Co.                       362,325
      22,071 Health Insurance Innovations,
                Inc., Class A (a) (b)                 589,958
       2,412 Investors Title Co.                      426,152
                                               --------------
                                                    1,378,435
                                               --------------
             IT SERVICES -- 1.3%
      47,885 Hackett Group (The), Inc.                766,639
      91,976 Unisys Corp. (a)                       1,069,681
                                               --------------
                                                    1,836,320
                                               --------------
             LEISURE PRODUCTS -- 1.3%
      10,536 Johnson Outdoors, Inc., Class A          618,885
      33,739 MasterCraft Boat Holdings,
                Inc. (a)                              630,919
      53,689 Nautilus, Inc. (a)                       585,210
                                               --------------
                                                    1,835,014
                                               --------------
             MACHINERY -- 1.4%
      25,038 Blue Bird Corp. (a)                      455,441
      11,380 Hurco Cos., Inc.                         406,266
      15,571 Park-Ohio Holdings Corp.                 477,874
      55,793 Spartan Motors, Inc.                     403,384
      17,928 Twin Disc, Inc. (a)                      264,438
                                               --------------
                                                    2,007,403
                                               --------------
             MEDIA -- 1.1%
      44,865 Emerald Expositions Events, Inc.         553,634
      93,629 Lee Enterprises, Inc. (a)                197,557
     112,436 National CineMedia, Inc.                 728,586
                                               --------------
                                                    1,479,777
                                               --------------
             METALS & MINING -- 0.6%
     104,041 Gold Resource Corp.                      416,164
      16,470 Olympic Steel, Inc.                      235,027
      14,869 Synalloy Corp.                           246,677
                                               --------------
                                                      897,868
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 4.2%
     126,954 Arbor Realty Trust, Inc.               1,278,427
      47,593 Ares Commercial Real Estate Corp.        620,613
      26,557 Cherry Hill Mortgage Investment
                Corp.                                 465,810
     107,591 Dynex Capital, Inc.                      615,421
      30,250 Great Ajax Corp.                         364,512
      31,209 Ready Capital Corp.                      431,620
      74,992 TPG RE Finance Trust, Inc.             1,370,854
      86,733 Western Asset Mortgage Capital
                Corp.                                 723,353
                                               --------------
                                                    5,870,610
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 4.7%
     300,318 Abraxas Petroleum Corp. (a)       $      327,347
      52,553 CVR Energy, Inc.                       1,812,028
     115,879 Overseas Shipholding Group, Inc.,
                Class A (a)                           192,359
      50,445 Par Pacific Holdings, Inc. (a)           715,310
      67,232 Renewable Energy Group, Inc. (a)       1,727,862
      10,266 REX American Resources Corp. (a)         699,217
      11,170 SilverBow Resources, Inc. (a)            264,059
     100,879 VAALCO Energy, Inc. (a)                  148,292
     165,547 W&T Offshore, Inc. (a)                   682,054
                                               --------------
                                                    6,568,528
                                               --------------
             PERSONAL PRODUCTS -- 0.4%
      23,106 Lifevantage Corp. (a)                    304,768
      13,125 Natural Health Trends Corp.              242,681
                                               --------------
                                                      547,449
                                               --------------
             PHARMACEUTICALS -- 0.5%
      14,943 ANI Pharmaceuticals, Inc. (a)            672,734
                                               --------------
             PROFESSIONAL SERVICES -- 1.7%
      15,566 BG Staffing, Inc.                        321,438
      14,600 CRA International, Inc.                  621,230
      53,447 Resources Connection, Inc.               758,947
      16,952 Willdan Group, Inc. (a)                  592,981
                                               --------------
                                                    2,294,596
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.8%
       9,944 Consolidated-Tomoka Land Co.             522,060
      38,320 Marcus & Millichap, Inc. (a)           1,315,525
      12,583 RMR Group (The), Inc., Class A           667,906
                                               --------------
                                                    2,505,491
                                               --------------
             ROAD & RAIL -- 0.6%
      22,201 Covenant Transportation Group,
                Inc., Class A (a)                     426,259
       3,979 PAM. Transportation Services,
                Inc. (a)                              156,812
      14,832 Universal Logistics Holdings, Inc.       268,311
                                               --------------
                                                      851,382
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.5%
      63,426 AXT, Inc. (a)                            275,903
     123,270 Photronics, Inc. (a)                   1,193,253
      22,411 SMART Global Holdings, Inc. (a)          665,607
                                               --------------
                                                    2,134,763
                                               --------------
             SOFTWARE -- 0.4%
      49,283 American Software, Inc., Class A         515,007
                                               --------------
             SPECIALTY RETAIL -- 5.5%
      51,066 Boot Barn Holdings, Inc. (a)             869,654
      41,180 Cato (The) Corp., Class A                587,639
      21,985 Citi Trends, Inc.                        448,274
      27,330 Container Store Group, (The),
                Inc. (a)                              130,364
      34,205 Haverty Furniture Cos., Inc.             642,370
      33,447 Hibbett Sports, Inc. (a)                 478,292


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SPECIALTY RETAIL (CONTINUED)
      25,236 J. Jill, Inc. (a)                 $      134,508
      26,780 Kirkland's, Inc. (a)                     255,213
     103,349 Party City Holdco, Inc. (a)            1,031,423
      53,753 RTW RetailWinds, Inc. (a)                152,121
      18,086 Shoe Carnival, Inc.                      606,062
      42,638 Sonic Automotive, Inc., Class A          586,699
      68,108 Sportsman's Warehouse Holdings,
                Inc. (a)                              298,313
      70,372 Tile Shop Holdings, Inc.                 385,639
      38,819 Tilly's, Inc., Class A                   421,574
      34,054 Zumiez, Inc. (a)                         652,815
                                               --------------
                                                    7,680,960
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.4%
      55,521 Immersion Corp. (a)                      497,468
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
      13,461 Lakeland Industries, Inc. (a) (b)        140,533
      12,174 Rocky Brands, Inc.                       316,524
      38,877 Vera Bradley, Inc. (a)                   333,176
                                               --------------
                                                      790,233
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 6.6%
      26,651 BankFinancial Corp.                      398,432
      55,839 Dime Community Bancshares, Inc.          948,146
      12,422 Entegra Financial Corp. (a)              257,756
      36,773 First Defiance Financial Corp.           901,306
       6,835 FS Bancorp, Inc.                         293,085
      12,647 Home Bancorp, Inc.                       447,704
      28,447 Merchants Bancorp                        567,802
     200,349 Ocwen Financial Corp. (a)                268,468
      69,705 Oritani Financial Corp.                1,028,149
     108,950 PennyMac Financial Services, Inc.      2,316,277
      89,636 United Community Financial Corp.         793,279
      51,964 Waterstone Financial, Inc.               870,917
                                               --------------
                                                    9,091,321
                                               --------------
             TOBACCO -- 0.3%
      15,506 Turning Point Brands, Inc.               422,073
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.4%
     103,525 Nexeo Solutions, Inc. (a) (b)            889,280
      26,195 Systemax, Inc.                           625,798
      12,203 Transcat, Inc. (a)                       232,101
       5,595 Willis Lease Finance Corp. (a)           193,587
                                               --------------
                                                    1,940,766
                                               --------------
             WATER UTILITIES -- 0.4%
      14,173 Artesian Resources Corp., Class A        494,212
                                               --------------
             TOTAL COMMON STOCKS -- 99.2%         137,699,329
             (Cost $163,367,737)               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.7%
     919,140 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                  $      919,140
             (Cost $919,140)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.3%
$    405,554 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $405,621. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $415,306. (d)                         405,554
   1,459,602 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $1,459,833. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral is
                $1,488,765. (d)                     1,459,602
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.3%                             1,865,156
             (Cost $1,865,156)                 --------------

             TOTAL INVESTMENTS -- 101.2%          140,483,625
             (Cost $166,152,033) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.2)%              (1,706,813)
                                               --------------
             NET ASSETS -- 100.0%              $  138,776,812
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,727,760 and the total value of the collateral held by the Fund is $2,781,006.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $167,651,203. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,975,484 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,143,062. The net unrealized depreciation was $27,167,578.


Page 26                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

DECEMBER 31, 2018

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   137,699,329     $           --     $           --
Money Market
   Funds                   919,140                 --                 --
Repurchase
   Agreements                   --          1,865,156                 --
                   -----------------------------------------------------
Total Investments  $   138,618,469     $    1,865,156     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,727,760
Non-cash Collateral(2)                             (2,727,760)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,865,156
Non-cash Collateral(4)                             (1,865,156)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AUTOMOBILES -- 1.6%
   2,573,793 Ford Motor Co.                    $   19,689,516
      63,466 Harley-Davidson, Inc.                  2,165,460
                                               --------------
                                                   21,854,976
                                               --------------
             BANKS -- 0.7%
     133,752 F.N.B. Corp.                           1,316,120
      78,203 PacWest Bancorp                        2,602,596
       5,459 Park National Corp.                      463,742
     158,731 People's United Financial, Inc.        2,290,488
      98,925 Umpqua Holdings Corp.                  1,572,907
      39,987 United Bankshares, Inc.                1,243,996
                                               --------------
                                                    9,489,849
                                               --------------
             BEVERAGES -- 7.3%
   1,151,773 Coca-Cola (The) Co.                   54,536,451
     424,597 PepsiCo, Inc.                         46,909,477
                                               --------------
                                                  101,445,928
                                               --------------
             BIOTECHNOLOGY -- 4.1%
     618,436 AbbVie, Inc.                          57,013,615
                                               --------------
             CAPITAL MARKETS -- 0.4%
       7,361 Cohen & Steers, Inc.                     252,630
      39,090 Federated Investors, Inc.,
                Class B                             1,037,839
     265,441 Invesco Ltd.                           4,443,482
                                               --------------
                                                    5,733,951
                                               --------------
             CHEMICALS -- 0.8%
     139,715 LyondellBasell Industries N.V.,
                Class A                            11,618,699
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.1%
     188,408 Pitney Bowes, Inc.                     1,113,491
                                               --------------
             CONTAINERS & PACKAGING -- 0.5%
     173,615 International Paper Co.                7,007,101
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
      69,531 H&R Block, Inc.                        1,764,002
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 16.1%
   4,578,232 AT&T, Inc.                           130,662,741
   1,650,025 Verizon Communications, Inc.          92,764,406
                                               --------------
                                                  223,427,147
                                               --------------
             ELECTRIC UTILITIES -- 8.3%
      65,353 Alliant Energy Corp.                   2,761,164
     157,648 American Electric Power Co., Inc.     11,782,612
     280,007 Duke Energy Corp.                     24,164,604
     125,619 Edison International                   7,131,391
      70,349 Entergy Corp.                          6,054,939
      87,432 Eversource Energy                      5,686,577
     269,971 Exelon Corp.                          12,175,692
      32,948 Hawaiian Electric Industries, Inc.     1,206,556
      67,060 OGE Energy Corp.                       2,628,081
      34,421 Pinnacle West Capital Corp.            2,932,669
     365,078 PPL Corp.                             10,342,660
     498,283 Southern (The) Co.                    21,884,589


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
     139,999 Xcel Energy, Inc.                 $    6,897,751
                                               --------------
                                                  115,649,285
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
     152,634 Eaton Corp. PLC                       10,479,851
                                               --------------
             ENTERTAINMENT -- 0.1%
      32,029 Cinemark Holdings, Inc.                1,146,638
                                               --------------
             FOOD PRODUCTS -- 1.5%
      38,521 B&G Foods, Inc.                        1,113,642
      65,842 Campbell Soup Co.                      2,172,128
      64,231 Flowers Foods, Inc.                    1,186,346
     287,488 General Mills, Inc.                   11,194,783
      88,244 Kellogg Co.                            5,030,790
                                               --------------
                                                   20,697,689
                                               --------------
             GAS UTILITIES -- 0.1%
      29,853 South Jersey Industries, Inc.            829,913
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
     100,216 Cardinal Health, Inc.                  4,469,634
      35,022 Patterson Cos., Inc.                     688,532
                                               --------------
                                                    5,158,166
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.9%
      11,433 Brinker International, Inc.              502,823
     189,074 Las Vegas Sands Corp.                  9,841,302
      39,928 Wyndham Destinations, Inc.             1,431,020
                                               --------------
                                                   11,775,145
                                               --------------
             HOUSEHOLD DURABLES -- 0.6%
      36,670 Garmin Ltd.                            2,321,945
      50,079 Leggett & Platt, Inc.                  1,794,831
     159,081 Newell Brands, Inc.                    2,957,316
      35,042 Tupperware Brands Corp.                1,106,276
                                               --------------
                                                    8,180,368
                                               --------------
             HOUSEHOLD PRODUCTS -- 5.7%
     115,345 Kimberly-Clark Corp.                  13,142,409
     721,051 Procter & Gamble (The) Co.            66,279,008
                                               --------------
                                                   79,421,417
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.2%
     205,598 AES Corp.                              2,972,947
                                               --------------
             INSURANCE -- 2.8%
     397,444 MetLife, Inc.                         16,319,051
      97,225 Old Republic International Corp.       1,999,918
     126,080 Principal Financial Group, Inc.        5,568,953
      15,455 ProAssurance Corp.                       626,855
     170,234 Prudential Financial, Inc.            13,882,583
                                               --------------
                                                   38,397,360
                                               --------------
             IT SERVICES -- 4.3%
     446,841 International Business Machines
                Corp.                              50,792,417
      99,689 Paychex, Inc.                          6,494,738
     172,189 Western Union (The) Co.                2,937,544
                                               --------------
                                                   60,224,699
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 0.6%
     128,037 Interpublic Group of Cos. (The),
                Inc.                           $    2,641,403
      14,760 Meredith Corp.                           766,635
      65,758 Omnicom Group, Inc.                    4,816,116
                                               --------------
                                                    8,224,154
                                               --------------
             METALS & MINING -- 0.1%
      19,693 Compass Minerals International,
                Inc.                                  821,001
                                               --------------
             MULTILINE RETAIL -- 1.5%
      59,711 Kohl's Corp.                           3,961,228
     136,690 Macy's, Inc.                           4,070,628
     186,937 Target Corp.                          12,354,666
                                               --------------
                                                   20,386,522
                                               --------------
             MULTI-UTILITIES -- 4.6%
      15,389 Black Hills Corp.                        966,121
     182,669 CenterPoint Energy, Inc.               5,156,746
     102,467 Consolidated Edison, Inc.              7,834,627
     276,366 Dominion Energy, Inc.                 19,749,114
      51,304 DTE Energy Co.                         5,658,831
      16,327 NorthWestern Corp.                       970,477
     154,891 Public Service Enterprise Group,
                Inc.                                8,062,077
      79,663 Sempra Energy                          8,618,740
      89,546 WEC Energy Group, Inc.                 6,201,956
                                               --------------
                                                   63,218,689
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 15.5%
     702,331 Chevron Corp.                         76,406,590
   1,732,862 Exxon Mobil Corp.                    118,163,860
     341,632 Occidental Petroleum Corp.            20,969,372
                                               --------------
                                                  215,539,822
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
      26,074 Domtar Corp.                             915,980
                                               --------------
             PHARMACEUTICALS -- 8.7%
     607,120 Merck & Co., Inc.                     46,390,039
   1,688,731 Pfizer, Inc.                          73,713,108
                                               --------------
                                                  120,103,147
                                               --------------
             PROFESSIONAL SERVICES -- 0.3%
     180,836 Nielsen Holdings PLC                   4,218,904
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.1%
      45,635 Kennedy-Wilson Holdings, Inc.            829,188
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.0%
     494,053 QUALCOMM, Inc.                        28,116,556
                                               --------------
             SPECIALTY RETAIL -- 0.6%
      26,080 DSW, Inc., Class A                       644,176
     111,108 GameStop Corp., Class A                1,402,183
      71,549 Gap (The), Inc.                        1,843,102
     165,199 L Brands, Inc.                         4,240,658
      21,150 Signet Jewelers Ltd.                     671,936
                                               --------------
                                                    8,802,055
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
     155,647 Seagate Technology PLC            $    6,006,418
      78,130 Xerox Corp.                            1,543,849
                                               --------------
                                                    7,550,267
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.1%
     138,914 Hanesbrands, Inc.                      1,740,592
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.0%
      38,629 Northwest Bancshares, Inc.               654,375
                                               --------------
             TOBACCO -- 7.7%
   1,069,554 Altria Group, Inc.                    52,825,272
     802,236 Philip Morris International, Inc.     53,557,276
                                               --------------
                                                  106,382,548
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 0.0%
      35,839 Aircastle Ltd.                           617,864
                                               --------------

             TOTAL INVESTMENTS -- 99.8%         1,383,523,901
             (Cost $1,450,286,273) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 2,959,197
                                               --------------
             NET ASSETS -- 100.0%              $1,386,483,098
                                               ==============

(a) Aggregate cost for federal income tax purposes is $1,473,853,073. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $71,620,556 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $161,949,728. The net unrealized depreciation was $90,329,172.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 1,383,523,901     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 2.6%
   1,622,035 Fiat Chrysler Automobiles
                N.V. (a)                       $   23,454,626
                                               --------------
             BEVERAGES -- 1.6%
     574,921 Keurig Dr Pepper, Inc.                14,740,974
                                               --------------
             BIOTECHNOLOGY -- 5.3%
      34,858 Allakos, Inc. (a)                      1,822,027
     100,558 Allogene Therapeutics,
                Inc. (a) (b)                        2,708,027
     252,969 Shire PLC, ADR                        44,026,725
                                               --------------
                                                   48,556,779
                                               --------------
             CAPITAL MARKETS -- 0.4%
     156,643 Virtu Financial, Inc., Class A         4,035,124
                                               --------------
             CHEMICALS -- 0.6%
      34,741 Ingevity Corp. (a)                     2,907,474
     155,753 Valvoline, Inc.                        3,013,821
                                               --------------
                                                    5,921,295
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.4%
     626,270 ADT, Inc. (b)                          3,763,883
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.3%
      61,515 Lumentum Holdings, Inc. (a)            2,584,245
                                               --------------
             CONSUMER FINANCE -- 0.6%
     297,454 Santander Consumer USA
                Holdings, Inc.                      5,232,216
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 5.3%
     855,076 Verizon Communications, Inc.          48,072,373
                                               --------------
             ELECTRIC UTILITIES -- 1.6%
     263,935 Evergy, Inc.                          14,983,590
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.1%
      92,586 Sunrun, Inc. (a)                       1,008,262
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.3%
     124,151 CDW Corp.                             10,062,439
     177,968 Keysight Technologies, Inc. (a)       11,048,253
                                               --------------
                                                   21,110,692
                                               --------------
             ENTERTAINMENT -- 1.7%
      19,660 Madison Square Garden (The) Co.,
                Class A (a)                         5,262,982
      86,442 Spotify Technology S.A. (a)            9,811,167
                                               --------------
                                                   15,074,149
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
     100,091 JBG SMITH Properties                   3,484,168
     228,683 MGM Growth Properties LLC,
                Class A                             6,039,518
     176,179 STORE Capital Corp.                    4,987,627
                                               --------------
                                                   14,511,313
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 1.2%
     113,269 BJ's Wholesale Club Holdings,
                Inc. (a)                       $    2,510,041
      87,047 Performance Food Group Co. (a)         2,809,007
     179,877 US Foods Holding Corp. (a)             5,691,308
                                               --------------
                                                   11,010,356
                                               --------------
             FOOD PRODUCTS -- 8.8%
     173,669 Hershey (The) Co.                     18,613,844
     827,757 Kraft Heinz (The) Co.                 35,626,661
     121,229 Lamb Weston Holdings, Inc.             8,917,605
     328,627 Tyson Foods, Inc., Class A            17,548,682
                                               --------------
                                                   80,706,792
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.2%
      29,823 Glaukos Corp. (a)                      1,675,158
      28,561 Penumbra, Inc. (a)                     3,490,154
     154,867 Stryker Corp.                         24,275,402
                                               --------------
                                                   29,440,714
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.6%
      70,984 Guardant Health, Inc. (a) (b)          2,668,288
      51,641 HealthEquity, Inc. (a)                 3,080,386
                                               --------------
                                                    5,748,674
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.3%
      58,032 Teladoc Health, Inc. (a)               2,876,646
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.8%
      86,913 Planet Fitness, Inc., Class A (a)      4,660,275
      45,526 Wingstop, Inc.                         2,922,314
                                               --------------
                                                    7,582,589
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.5%
      73,980 CarGurus, Inc. (a)                     2,495,345
     230,188 Match Group, Inc.                      9,845,141
   1,071,876 Snap, Inc., Class A (a) (b)            5,906,037
     467,269 Twitter, Inc. (a)                     13,429,311
                                               --------------
                                                   31,675,834
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.4%
      99,712 Etsy, Inc. (a)                         4,743,300
      82,394 Stitch Fix, Inc., Class A (a) (b)      1,408,113
      74,783 Wayfair, Inc., Class A (a)             6,736,453
                                               --------------
                                                   12,887,866
                                               --------------
             IT SERVICES -- 18.5%
     123,665 Black Knight, Inc. (a)                 5,572,345
      67,161 Evo Payments, Inc., Class A (a)        1,656,862
     772,899 First Data Corp., Class A (a)         13,069,722
     143,628 GoDaddy, Inc., Class A (a)             9,424,869
      44,370 MongoDB, Inc. (a) (b)                  3,715,544
      91,416 Okta, Inc. (a)                         5,832,341
     975,094 PayPal Holdings, Inc. (a)             81,995,654
     136,139 Perspecta, Inc.                        2,344,313
     342,275 Square, Inc., Class A (a)             19,198,205
      81,830 Twilio, Inc., Class A (a)              7,307,419


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
     249,862 Worldpay, Inc., Class A (a)       $   19,096,953
                                               --------------
                                                  169,214,227
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 6.9%
     163,933 IQVIA Holdings, Inc. (a)              19,044,097
      29,473 Medpace Holdings, Inc. (a)             1,560,006
      53,783 PRA Health Sciences, Inc. (a)          4,945,885
     166,617 Thermo Fisher Scientific, Inc.        37,287,218
                                               --------------
                                                   62,837,206
                                               --------------
             MACHINERY -- 2.1%
     276,440 Fortive Corp.                         18,703,930
                                               --------------
             MEDIA -- 4.1%
     634,944 Altice USA, Inc., Class A             10,489,275
       5,568 Cable One, Inc.                        4,566,317
     149,745 Liberty Latin America Ltd.,
                Class C (a)                         2,181,785
     271,180 Liberty Media Corp.-Liberty
                SiriusXM, Class A (a)               9,979,424
     271,180 Liberty Media Corp.-Liberty
                SiriusXM, Class C (a)              10,028,236
                                               --------------
                                                   37,245,037
                                               --------------
             MULTILINE RETAIL -- 0.4%
      52,051 Ollie's Bargain Outlet Holdings,
                Inc. (a)                            3,461,912
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.8%
     212,638 Cheniere Energy, Inc. (a)             12,586,043
     210,473 Equitrans Midstream Corp. (a)          4,213,670
                                               --------------
                                                   16,799,713
                                               --------------
             PHARMACEUTICALS -- 4.2%
      73,846 Akcea Therapeutics, Inc. (a)           2,225,718
     302,649 Elanco Animal Health, Inc. (a)         9,542,523
     229,316 Eli Lilly & Co.                       26,536,448
                                               --------------
                                                   38,304,689
                                               --------------
             PROFESSIONAL SERVICES -- 2.7%
     326,271 IHS Markit Ltd. (a)                   15,651,220
     153,382 TransUnion                             8,712,098
                                               --------------
                                                   24,363,318
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.3%
     178,835 Cushman & Wakefield PLC (a)            2,587,742
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.3%
      90,254 Versum Materials, Inc.                 2,501,841
                                               --------------
             SOFTWARE -- 10.3%
      39,736 Alarm.com Holdings, Inc. (a)           2,061,106
      58,215 Altair Engineering, Inc.,
                Class A (a)                         1,605,570
      50,810 Alteryx, Inc., Class A (a)             3,021,671
     103,439 Anaplan, Inc. (a) (b)                  2,745,271
      52,705 Appian Corp., Class A (a) (b)          1,407,751
      45,232 Blackline, Inc. (a)                    1,852,250


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
      49,207 Coupa Software, Inc. (a)          $    3,093,152
     336,501 Dropbox, Inc., Class A (a)             6,874,715
      32,476 HubSpot, Inc. (a)                      4,083,208
      47,149 New Relic, Inc. (a)                    3,817,655
     148,282 Nutanix, Inc., Class A (a)             6,167,048
      48,518 Paycom Software, Inc. (a)              5,941,029
     111,806 Pluralsight, Inc., Class A (a)         2,633,031
      72,668 SailPoint Technologies Holding,
                Inc. (a)                            1,706,971
     189,606 salesforce.com, Inc. (a)              25,970,334
      39,202 SendGrid, Inc. (a)                     1,692,350
      85,520 Smartsheet, Inc., Class A (a) (b)      2,126,027
     256,557 SolarWinds Corp. (a)                   3,548,183
      35,793 Trade Desk (The), Inc.,
                Class A (a)                         4,154,136
      88,605 Zendesk, Inc. (a)                      5,171,874
     101,194 Zscaler, Inc. (a)                      3,967,817
                                               --------------
                                                   93,641,149
                                               --------------
             SPECIALTY RETAIL -- 1.4%
      55,797 Burlington Stores, Inc. (a)            9,076,498
     115,947 Carvana Co. (a) (b)                    3,792,626
                                               --------------
                                                   12,869,124
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 2.0%
   1,157,763 Hewlett Packard Enterprise Co.        15,294,049
     200,000 Pure Storage, Inc., Class A (a)        3,216,000
                                               --------------
                                                   18,510,049
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.8%
      67,135 United Rentals, Inc. (a)               6,883,352
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        912,902,281
             (Cost $869,657,197)               --------------

             MONEY MARKET FUNDS -- 0.8%
   6,892,077 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                       6,892,077
             (Cost $6,892,077)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.5%
$  3,041,010 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $3,041,508. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $3,114,127. (d)                     3,041,010


                        See Notes to Financial Statements                Page 31

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

DECEMBER 31, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS
                (CONTINUED)
$ 10,944,672 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $10,946,405. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral is
                $11,163,352. (d)               $   10,944,672
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.5%                            13,985,682
             (Cost $13,985,682)                --------------

             TOTAL INVESTMENTS -- 102.3%          933,780,040
             (Cost $890,534,956) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.3)%             (21,301,380)
                                               --------------
             NET ASSETS -- 100.0%              $  912,478,660
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $20,126,810 and the total value of the collateral held by the Fund is $20,853,085.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $897,935,868. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $115,558,291 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $79,714,119. The net unrealized appreciation was $35,844,172.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   912,902,281     $           --     $           --
Money Market
   Funds                 6,892,077                 --                 --
Repurchase
   Agreements                   --         13,985,682                 --
                   -----------------------------------------------------
Total Investments  $   919,794,358     $   13,985,682     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   20,126,810
Non-cash Collateral(2)                            (20,126,810)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   13,985,682
Non-cash Collateral(4)                            (13,985,682)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 32                 See Notes to Financial Statements

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 79.7%
   4,066,656 ACADIA Pharmaceuticals,
                Inc. (a)                       $   65,757,828
   1,350,227 Agios Pharmaceuticals, Inc. (a)       62,258,967
     717,699 Alexion Pharmaceuticals, Inc. (a)     69,875,175
   2,249,241 Alkermes PLC (a)                      66,375,102
   1,178,044 Alnylam Pharmaceuticals, Inc. (a)     85,891,188
     447,245 Amgen, Inc.                           87,065,184
     282,160 Biogen, Inc. (a)                      84,907,587
     875,069 BioMarin Pharmaceutical, Inc. (a)     74,512,125
     747,922 Bluebird Bio, Inc. (a)                74,193,862
   1,095,970 Celgene Corp. (a)                     70,240,717
   5,551,138 Exelixis, Inc. (a)                   109,190,884
   1,707,422 FibroGen, Inc. (a)                    79,019,490
   1,232,369 Gilead Sciences, Inc.                 77,084,681
   4,667,603 Grifols S.A., ADR                     85,697,191
   1,367,195 Incyte Corp. (a)                      86,939,930
     943,300 Intercept Pharmaceuticals,
                Inc. (a)                           95,075,207
   6,475,656 Intrexon Corp. (a) (b)                42,350,790
   1,998,959 Ionis Pharmaceuticals, Inc. (a)      108,063,724
     806,073 Neurocrine Biosciences, Inc. (a) 57,561,673 231,727 Regeneron Pharmaceuticals,
                Inc. (a)                           86,550,035
   1,257,987 Seattle Genetics, Inc. (a)            71,277,543
   1,427,658 Ultragenyx Pharmaceutical,
                Inc. (a)                           62,074,570
     734,772 United Therapeutics Corp. (a)         80,016,671
     513,879 Vertex Pharmaceuticals, Inc. (a)      85,154,889
                                               --------------
                                                1,867,135,013
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 17.7%
     509,186 Bio-Techne Corp.                      73,689,398
     738,678 Charles River Laboratories
                International, Inc. (a)            83,603,576
     288,312 Illumina, Inc. (a)                    86,473,418
     711,543 IQVIA Holdings, Inc. (a)              82,659,951
   2,515,214 QIAGEN N.V. (a)                       86,649,122
                                               --------------
                                                  413,075,465
                                               --------------
             PHARMACEUTICALS -- 2.6%
   1,874,041 Nektar Therapeutics (a)               61,599,728
                                               --------------
             TOTAL COMMON STOCKS
                -- 100.0%                       2,341,810,206
             (Cost $2,827,529,335)             --------------

             MONEY MARKET FUNDS -- 0.6%
  13,098,698 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                      13,098,698
             (Cost $13,098,698)                --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$  5,779,574 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $5,780,521. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $5,918,537. (d)                $    5,779,574
  20,800,836 JPMorgan Chase & Co.,
                2.85% (c), dated 12/31/18, due
                01/02/19, with a maturity
                value of $20,804,130.
                Collateralized by U.S.
                Treasury Bill, interest rate
                of 0.000%, due 05/09/19. The
                value of the collateral is
                $21,216,446. (d)                   20,800,836
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.1%                            26,580,410
             (Cost $26,580,410)                --------------

             TOTAL INVESTMENTS -- 101.7%        2,381,489,314
             (Cost $2,867,208,443) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.7)%             (39,276,504)
                                               --------------
             NET ASSETS -- 100.0%              $2,342,212,810
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $37,090,302 and the total value of the collateral held by the Fund is $39,632,215.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $2,946,177,240. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,175,212 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $582,863,138. The net unrealized depreciation was $564,687,926.

ADR - American Depositary Receipt


                        See Notes to Financial Statements                Page 33

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

DECEMBER 31, 2018

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 2,341,810,206     $           --     $           --
Money Market
   Funds                13,098,698                 --                 --
Repurchase
   Agreements                   --         26,580,410                 --
                   -----------------------------------------------------
Total Investments  $ 2,354,908,904     $   26,580,410     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   37,090,302
Non-cash Collateral(2)                            (37,090,302)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   26,580,410
Non-cash Collateral(4)                            (26,580,410)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 34                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             CAPITAL MARKETS -- 5.8%
   2,299,415 Blucora, Inc. (a)                 $   61,256,416
   3,797,347 E*TRADE Financial Corp.              166,627,586
   3,703,066 TD Ameritrade Holding Corp.          181,302,111
                                               --------------
                                                  409,186,113
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 5.5%
     760,535 Arista Networks, Inc. (a)            160,244,725
   5,647,067 Juniper Networks, Inc.               151,962,573
   1,405,135 NETGEAR, Inc. (a)                     73,109,174
                                               --------------
                                                  385,316,472
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
   1,649,831 Cogent Communications
                Holdings, Inc.                     74,588,859
   8,323,986 Vonage Holdings Corp. (a)             72,668,398
                                               --------------
                                                  147,257,257
                                               --------------
             ENTERTAINMENT -- 6.7%
   1,458,023 Netflix, Inc. (a)                    390,254,436
   9,722,066 Pandora Media, Inc. (a)               78,651,514
                                               --------------
                                                  468,905,950
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.3%
   1,853,341 Veeva Systems, Inc., Class A (a)     165,540,418
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 23.4%
     336,783 Alphabet, Inc., Class A (a)          351,924,764
     346,572 Alphabet, Inc., Class C (a)          358,913,429
   3,971,938 Facebook, Inc., Class A (a)          520,681,353
  18,576,712 Snap, Inc., Class A (a) (b)          102,357,683
   2,136,147 TripAdvisor, Inc. (a)                115,223,769
   6,755,692 Twitter, Inc. (a)                    194,158,588
                                               --------------
                                                1,643,259,586
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 18.4%
     449,591 Amazon.com, Inc. (a)                 675,272,194
   8,442,949 eBay, Inc. (a)                       236,993,578
   1,574,541 Expedia Group, Inc.                  177,372,044
  20,357,283 Groupon, Inc. (a)                     65,143,306
   1,748,910 GrubHub, Inc. (a)                    134,333,777
                                               --------------
                                                1,289,114,899
                                               --------------
             IT SERVICES -- 14.7%
   2,493,729 Akamai Technologies, Inc. (a)        152,316,967
   5,917,155 Endurance International Group
                Holdings, Inc. (a)                 39,349,081
   2,582,394 GoDaddy, Inc., Class A (a)           169,456,694
   1,822,134 Okta, Inc. (a)                       116,252,149
   4,307,742 PayPal Holdings, Inc. (a)            362,238,025
   1,298,331 VeriSign, Inc. (a)                   192,529,504
                                               --------------
                                                1,032,142,420
                                               --------------
             SOFTWARE -- 21.0%
   1,699,922 2U, Inc. (a)                          84,520,122
   3,941,570 8x8, Inc. (a)                         71,105,923
   4,773,802 Box, Inc., Class A (a)                80,581,778


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
   1,716,003 Citrix Systems, Inc.              $  175,821,667
   1,734,587 Cornerstone OnDemand, Inc. (a)        87,475,222
   1,411,527 DocuSign, Inc. (a)                    56,574,002
   3,569,453 Dropbox, Inc., Class A (a)            72,923,925
   1,303,122 Ebix, Inc.                            55,460,872
     878,066 HubSpot, Inc. (a)                    110,399,238
   1,406,526 j2 Global, Inc.                       97,584,774
   1,299,850 LogMeIn, Inc.                        106,028,765
   1,239,267 New Relic, Inc. (a)                  100,343,449
   2,721,183 salesforce.com, Inc. (a)             372,720,436
                                               --------------
                                                1,471,540,173
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       7,012,263,288
             (Cost $6,714,454,236)             --------------

             MONEY MARKET FUNDS -- 0.6%
  32,783,250 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                      32,783,250
  10,022,043 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (c)                  10,022,043
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.6%                            42,805,293
             (Cost $42,805,293)                --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$ 14,465,042 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $14,467,413. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $14,812,836. (d)                   14,465,042
  52,060,063 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $52,068,305. Collateralized
                by U.S. Treasury Bill,
                interest rate of 0.000%, due
                05/09/19. The value of the
                collateral is $53,100,244. (d)     52,060,063
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.0%                            66,525,105
             (Cost $66,525,105)                --------------

             TOTAL INVESTMENTS -- 101.5%        7,121,593,686
             (Cost $6,823,784,634) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.5)%            (104,786,471)
                                               --------------
             NET ASSETS -- 100.0%              $7,016,807,215
                                               ==============


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $92,071,747 and the total value of the collateral held by the Fund is $99,190,991.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $7,028,557,022. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $712,375,306 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $619,338,642. The net unrealized appreciation was $93,036,664.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 7,012,263,288     $           --     $           --
Money Market
   Funds                42,805,293                 --                 --
Repurchase
   Agreements                   --         66,525,105                 --
                   -----------------------------------------------------
Total Investments  $ 7,055,068,581     $   66,525,105     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   92,071,747
Non-cash Collateral(2)                            (92,071,747)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   66,525,105
Non-cash Collateral(4)                            (66,525,105)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 36                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 8.8%
     156,373 General Dynamics Corp.            $   24,583,399
     138,443 L3 Technologies, Inc.                 24,042,012
      91,076 Lockheed Martin Corp.                 23,847,340
     156,286 Raytheon Co.                          23,966,458
     232,440 United Technologies Corp.             24,750,211
                                               --------------
                                                  121,189,420
                                               --------------
             AIR FREIGHT & LOGISTICS -- 5.7%
     451,095 Expeditors International of
                Washington, Inc.                   30,715,059
     135,859 FedEx Corp.                           21,918,132
     257,632 United Parcel Service, Inc.,
                Class B                            25,126,849
                                               --------------
                                                   77,760,040
                                               --------------
             BEVERAGES -- 2.2%
     271,271 PepsiCo, Inc.                         29,970,020
                                               --------------
             CAPITAL MARKETS -- 12.6%
      74,124 BlackRock, Inc.                       29,117,390
     163,118 CME Group, Inc.                       30,685,758
     403,594 Intercontinental Exchange, Inc.       30,402,736
     193,243 MSCI, Inc.                            28,489,815
     158,888 S&P Global, Inc.                      27,001,427
     297,324 T. Rowe Price Group, Inc.             27,448,952
                                               --------------
                                                  173,146,078
                                               --------------
             CHEMICALS -- 2.2%
     295,674 PPG Industries, Inc.                  30,226,753
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 2.1%
     180,002 F5 Networks, Inc. (a)                 29,165,724
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.8%
     413,245 Emerson Electric Co.                  24,691,389
                                               --------------
             ENTERTAINMENT -- 2.0%
     252,520 Walt Disney (The) Co.                 27,688,818
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.3%
     198,586 American Tower Corp.                  31,414,319
                                               --------------
             FOOD & STAPLES RETAILING -- 1.9%
     129,915 Costco Wholesale Corp.                26,464,985
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 6.0%
     106,659 Anthem, Inc.                          28,011,853
     142,376 Cigna Corp.                           27,040,050
     112,704 UnitedHealth Group, Inc.              28,076,821
                                               --------------
                                                   83,128,724
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.4%
     509,514 Starbucks Corp.                       32,812,702
                                               --------------
             HOUSEHOLD DURABLES -- 2.2%
     482,089 Garmin Ltd.                           30,525,875
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.3%
     345,591 Procter & Gamble (The) Co.            31,766,725
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES
                -- 2.1%
     149,884 3M Co.                            $   28,558,897
                                               --------------
             INSURANCE -- 8.1%
     670,442 Aflac, Inc.                           30,545,337
     306,487 Allstate (The) Corp.                  25,325,021
     371,533 Marsh & McLennan Cos., Inc.           29,629,757
     422,886 Progressive (The) Corp.               25,512,712
                                               --------------
                                                  111,012,827
                                               --------------
             IT SERVICES -- 11.9%
     189,675 Accenture PLC, Class A                26,746,072
     208,048 Automatic Data Processing, Inc.       27,279,254
     146,069 FleetCor Technologies, Inc. (a)       27,127,935
     230,835 International Business Machines
                Corp.                              26,239,014
     146,274 Mastercard, Inc., Class A             27,594,590
     213,070 Visa, Inc., Class A                   28,112,456
                                               --------------
                                                  163,099,321
                                               --------------
             MACHINERY -- 1.8%
     374,709 Fortive Corp.                         25,352,811
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.8%
     289,529 Phillips 66                           24,942,923
                                               --------------
             PERSONAL PRODUCTS -- 2.2%
     236,610 Estee Lauder (The) Cos., Inc.,
                Class A                            30,782,961
                                               --------------
             PHARMACEUTICALS -- 4.1%
     668,547 Pfizer, Inc.                          29,182,076
     325,683 Zoetis, Inc.                          27,858,924
                                               --------------
                                                   57,041,000
                                               --------------
             ROAD & RAIL -- 2.0%
     201,170 Union Pacific Corp.                   27,807,729
                                               --------------
             SOFTWARE -- 4.0%
     140,945 Intuit, Inc.                          27,745,023
     274,586 Microsoft Corp.                       27,889,700
                                               --------------
                                                   55,634,723
                                               --------------
             SPECIALTY RETAIL -- 5.8%
     165,785 Home Depot (The), Inc.                28,485,179
     314,278 Ross Stores, Inc.                     26,147,929
     554,834 TJX (The) Cos., Inc.                  24,823,273
                                               --------------
                                                   79,456,381
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.6%
     136,313 Apple, Inc.                           21,502,013
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         1,375,143,158
             (Cost $1,435,374,826) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                   987,939
                                               --------------
             NET ASSETS -- 100.0%              $1,376,131,097
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,440,138,474. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $27,834,429 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $92,829,745. The net unrealized depreciation was $64,995,316.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 1,375,143,158     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.2%
      77,564 Boeing (The) Co.                  $   25,014,390
     153,932 General Dynamics Corp.                24,199,649
      93,039 Lockheed Martin Corp.                 24,361,332
     223,537 United Technologies Corp.             23,802,220
                                               --------------
                                                   97,377,591
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.1%
     288,577 C.H. Robinson Worldwide, Inc.         24,266,440
     253,803 United Parcel Service, Inc.,
                Class B                            24,753,407
                                               --------------
                                                   49,019,847
                                               --------------
             AUTOMOBILES -- 0.5%
     204,053 Toyota Motor Corp., ADR               23,686,472
                                               --------------
             BANKS -- 7.6%
     356,933 Bank of Hawaii Corp.                  24,028,730
     359,223 Bank of Montreal                      23,475,223
     464,462 Bank of Nova Scotia (The)             23,162,720
     552,821 BB&T Corp.                            23,948,206
     307,886 Canadian Imperial Bank of
                Commerce                           22,949,822
     247,605 JPMorgan Chase & Co.                  24,171,200
     168,078 M&T Bank Corp.                        24,057,004
     287,816 Park National Corp.                   24,449,969
   1,653,234 People's United Financial, Inc.       23,856,167
     207,954 PNC Financial Services Group
                (The), Inc.                        24,311,902
     343,799 Royal Bank of Canada                  23,557,107
     472,257 Toronto-Dominion (The) Bank           23,480,618
     521,357 U.S. Bancorp                          23,826,015
     523,276 Wells Fargo & Co.                     24,112,558
                                               --------------
                                                  333,387,241
                                               --------------
             BEVERAGES -- 2.1%
     348,690 Anheuser-Busch InBev S.A/N.V.,
                ADR                                22,947,289
     496,404 Coca-Cola (The) Co.                   23,504,730
     164,778 Diageo PLC, ADR                       23,365,520
     215,158 PepsiCo, Inc.                         23,770,656
                                               --------------
                                                   93,588,195
                                               --------------
             BIOTECHNOLOGY -- 0.6%
     127,878 Amgen, Inc.                           24,894,010
                                               --------------
             CAPITAL MARKETS -- 2.2%
     512,799 Bank of New York Mellon (The)
                Corp.                              24,137,449
      63,065 BlackRock, Inc.                       24,773,193
     821,854 Franklin Resources, Inc.              24,376,190
     268,563 T. Rowe Price Group, Inc.             24,793,736
                                               --------------
                                                   98,080,568
                                               --------------
             CHEMICALS -- 1.7%
     152,228 Air Products and Chemicals, Inc.      24,364,091
     464,746 DowDuPont, Inc.                       24,854,616
     432,023 Sensient Technologies Corp.           24,128,485
                                               --------------
                                                   73,347,192
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
     566,400 Cisco Systems, Inc.               $   24,542,112
                                               --------------
             CONSUMER FINANCE -- 0.6%
     414,143 Discover Financial Services           24,426,154
                                               --------------
             CONTAINERS & PACKAGING -- 1.7%
     272,275 Avery Dennison Corp.                  24,458,463
     522,798 Bemis Co., Inc.                       23,996,428
     452,756 Sonoco Products Co.                   24,054,927
                                               --------------
                                                   72,509,818
                                               --------------
             DISTRIBUTORS -- 0.5%
     248,399 Genuine Parts Co.                     23,851,272
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
     833,870 AT&T, Inc.                            23,798,650
     698,338 TELUS Corp.                           23,142,921
     430,064 Verizon Communications, Inc.          24,178,198
                                               --------------
                                                   71,119,769
                                               --------------
             ELECTRIC UTILITIES -- 10.7%
     309,605 ALLETE, Inc.                          23,598,093
     553,622 Alliant Energy Corp.                  23,390,529
     310,193 American Electric Power Co., Inc.     23,183,825
     464,182 Avangrid, Inc.                        23,250,876
     271,890 Duke Energy Corp.                     23,464,107
     465,990 El Paso Electric Co.                  23,360,079
     408,067 Evergy, Inc.                          23,165,964
     359,973 Eversource Energy                     23,412,644
     636,580 FirstEnergy Corp.                     23,903,579
     710,735 Fortis, Inc.                          23,710,120
     643,036 Hawaiian Electric Industries, Inc.    23,547,978
     250,322 IDACORP, Inc.                         23,294,965
     135,734 NextEra Energy, Inc.                  23,593,284
     596,924 OGE Energy Corp.                      23,393,451
     479,598 Otter Tail Corp.                      23,807,245
     269,654 Pinnacle West Capital Corp.           22,974,521
     516,294 Portland General Electric Co.         23,672,080
     826,923 PPL Corp.                             23,426,729
     530,325 Southern (The) Co.                    23,291,874
     469,438 Xcel Energy, Inc.                     23,129,210
                                               --------------
                                                  468,571,153
                                               --------------
             ELECTRICAL EQUIPMENT -- 2.8%
   1,254,249 ABB Ltd., ADR                         23,843,274
     351,755 Eaton Corp. PLC                       24,151,498
     411,157 Emerson Electric Co.                  24,566,631
     245,960 Hubbell, Inc.                         24,433,666
     160,920 Rockwell Automation, Inc.             24,215,242
                                               --------------
                                                  121,210,311
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.6%
     322,603 TE Connectivity Ltd.                  24,398,465
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
     648,323 Schlumberger Ltd.                     23,391,494
                                               --------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.8%
     135,128 AvalonBay Communities, Inc.       $   23,519,028
     358,271 Equity Residential                    23,649,469
     197,826 Federal Realty Investment Trust       23,351,381
     247,365 Mid-America Apartment
                Communities, Inc.                  23,672,831
     116,013 Public Storage                        23,482,191
     378,546 Realty Income Corp.                   23,863,540
     142,002 Simon Property Group, Inc.            23,854,916
     997,140 Washington Real Estate Investment
                Trust                              22,934,220
     351,809 WP Carey, Inc.                        22,987,200
                                               --------------
                                                  211,314,776
                                               --------------
             FOOD & STAPLES RETAILING -- 1.7%
     380,556 Sysco Corp.                           23,845,639
     349,594 Walgreens Boots Alliance, Inc.        23,887,758
     265,838 Walmart, Inc.                         24,762,810
                                               --------------
                                                   72,496,207
                                               --------------
             FOOD PRODUCTS -- 4.8%
     575,832 Archer-Daniels-Midland Co.            23,591,837
     682,669 Campbell Soup Co.                     22,521,250
   1,088,494 Conagra Brands, Inc.                  23,250,232
     606,942 General Mills, Inc.                   23,634,322
     220,704 Hershey (The) Co.                     23,655,055
     244,891 J.M. Smucker (The) Co.                22,894,860
     408,723 Kellogg Co.                           23,301,298
     536,309 Kraft Heinz (The) Co.                 23,082,739
     577,880 Mondelez International, Inc.,
                Class A                            23,132,536
                                               --------------
                                                  209,064,129
                                               --------------
             GAS UTILITIES -- 2.2%
     515,929 New Jersey Resources Corp.            23,562,478
     385,577 Northwest Natural Holding Co.         23,311,985
     851,931 South Jersey Industries, Inc.         23,683,682
     320,664 Spire, Inc.                           23,754,789
                                               --------------
                                                   94,312,934
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.1%
     362,590 CVS Health Corp.                      23,756,897
     286,076 Quest Diagnostics, Inc.               23,821,548
                                               --------------
                                                   47,578,445
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
     143,575 Cracker Barrel Old Country Store,
                Inc.                               22,951,900
     133,992 McDonald's Corp.                      23,792,959
     376,727 Starbucks Corp.                       24,261,219
                                               --------------
                                                   71,006,078
                                               --------------
             HOUSEHOLD DURABLES -- 0.6%
     671,612 Leggett & Platt, Inc.                 24,070,574
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.2%
     156,940 Clorox (The) Co.                      24,190,731
     393,094 Colgate-Palmolive Co.                 23,396,955


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD PRODUCTS (CONTINUED)
     213,522 Kimberly-Clark Corp.              $   24,328,697
     261,160 Procter & Gamble (The) Co.            24,005,827
                                               --------------
                                                   95,922,210
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
     127,721 3M Co.                                24,335,959
     182,771 Honeywell International, Inc.         24,147,705
                                               --------------
                                                   48,483,664
                                               --------------
             INSURANCE -- 8.3%
     538,972 Aflac, Inc.                           24,555,564
     295,257 Allstate (The) Corp.                  24,397,086
     330,698 Arthur J. Gallagher & Co.             24,372,443
     276,045 Assurant, Inc.                        24,689,465
     464,840 Axis Capital Holdings Ltd.            24,004,338
     189,821 Chubb Ltd.                            24,521,077
     316,212 Cincinnati Financial Corp.            24,481,133
     542,684 CNA Financial Corp.                   23,959,498
     183,049 Erie Indemnity Co., Class A           24,402,262
     110,884 Everest Re Group Ltd.                 24,146,100
     770,765 Fidelity National Financial, Inc.     24,232,851
     536,182 First American Financial Corp.        23,935,164
     559,733 Hartford Financial Services Group
                (The), Inc.                        24,880,132
     467,700 Mercury General Corp.                 24,184,767
     202,557 Travelers (The) Cos., Inc.            24,256,201
                                               --------------
                                                  365,018,081
                                               --------------
             IT SERVICES -- 2.8%
     187,079 Automatic Data Processing, Inc.       24,529,799
   2,512,636 Infosys Ltd., ADR                     23,920,295
     212,084 International Business Machines
                Corp.                              24,107,588
     451,418 Leidos Holdings, Inc.                 23,798,757
     370,128 Paychex, Inc.                         24,113,839
                                               --------------
                                                  120,470,278
                                               --------------
             MACHINERY -- 3.9%
     195,085 Caterpillar, Inc.                     24,789,451
     181,799 Cummins, Inc.                         24,295,618
     342,925 Dover Corp.                           24,330,529
     191,807 Illinois Tool Works, Inc.             24,300,029
     425,088 PACCAR, Inc.                          24,289,528
     167,600 Snap-on, Inc.                         24,350,604
     205,075 Stanley Black & Decker, Inc.          24,555,681
                                               --------------
                                                  170,911,440
                                               --------------
             MEDIA -- 1.6%
     330,366 Omnicom Group, Inc.                   24,196,006
   1,282,445 Shaw Communications, Inc.,
                Class B                            23,199,430
     430,708 WPP PLC, ADR                          23,602,798
                                               --------------
                                                   70,998,234
                                               --------------
             MULTI-UTILITIES -- 6.9%
     360,766 Ameren Corp.                          23,532,766
     530,325 Avista Corp.                          22,528,206
     377,923 Black Hills Corp.                     23,726,006
     472,842 CMS Energy Corp.                      23,476,605
     302,909 Consolidated Edison, Inc.             23,160,422


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
     320,799 Dominion Energy, Inc.             $   22,924,297
     209,414 DTE Energy Co.                        23,098,364
     989,794 MDU Resources Group, Inc.             23,596,689
     393,229 NorthWestern Corp.                    23,373,532
     457,302 Public Service Enterprise Group,
                Inc.                               23,802,569
     212,435 Sempra Energy                         22,983,343
     318,643 Vectren Corp.                         22,935,923
     337,394 WEC Energy Group, Inc.                23,367,908
                                               --------------
                                                  302,506,630
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.8%
     225,909 Chevron Corp.                         24,576,640
     348,267 Exxon Mobil Corp.                     23,748,327
     290,641 Phillips 66                           25,038,722
     402,380 Royal Dutch Shell PLC, Class B,
                ADR                                24,118,657
     454,297 TOTAL S.A., ADR                       23,705,218
                                               --------------
                                                  121,187,564
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     447,614 Unilever PLC, ADR                     23,387,831
                                               --------------
             PHARMACEUTICALS -- 4.4%
     467,891 Bristol-Myers Squibb Co.              24,320,974
     213,722 Eli Lilly and Co.                     24,731,910
     612,649 GlaxoSmithKline PLC, ADR              23,409,318
     185,731 Johnson & Johnson                     23,968,586
     320,664 Merck & Co., Inc.                     24,501,936
     276,576 Novartis AG, ADR                      23,732,987
     562,633 Pfizer, Inc.                          24,558,930
     550,021 Sanofi, ADR                           23,876,412
                                               --------------
                                                  193,101,053
                                               --------------
             PROFESSIONAL SERVICES -- 0.5%
     489,802 Thomson Reuters Corp.                 23,662,335
                                               --------------
             ROAD & RAIL -- 0.6%
     177,947 Union Pacific Corp.                   24,597,614
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.2%
     283,691 Analog Devices, Inc.                  24,349,199
     523,394 Intel Corp.                           24,562,880
     646,494 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       23,862,094
     259,843 Texas Instruments, Inc.               24,555,163
                                               --------------
                                                   97,329,336
                                               --------------
             SPECIALTY RETAIL -- 1.7%
     144,271 Home Depot (The), Inc.                24,788,643
     307,433 Tiffany & Co.                         24,751,431
     500,974 Williams-Sonoma, Inc.                 25,274,138
                                               --------------
                                                   74,814,212
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 0.5%
     863,866 Canon, Inc., ADR                      23,842,702
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.6%
     338,905 VF Corp.                          $   24,177,483
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 1.1%
   1,853,350 Capitol Federal Financial, Inc.       23,667,279
   1,422,370 Northwest Bancshares, Inc.            24,094,948
                                               --------------
                                                   47,762,227
                                               --------------
             TOBACCO -- 1.6%
     479,698 Altria Group, Inc.                    23,692,284
     724,282 British American Tobacco
                PLC, ADR                           23,075,625
     345,836 Philip Morris International, Inc.     23,088,011
                                               --------------
                                                   69,855,920
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.6%
     462,218 Fastenal Co.                          24,169,379
     309,856 MSC Industrial Direct Co., Inc.,
                Class A                            23,834,123
     172,068 Watsco, Inc.                          23,941,542
                                               --------------
                                                   71,945,044
                                               --------------
             WATER UTILITIES -- 0.6%
     704,592 Aqua America, Inc.                    24,090,000
                                               --------------

             TOTAL INVESTMENTS -- 99.9%         4,371,308,665
             (Cost $4,477,103,469) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 3,174,229
                                               --------------
             NET ASSETS -- 100.0%              $4,374,482,894
                                               ==============

(a) Aggregate cost for federal income tax purposes is $4,585,534,336. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $151,807,970 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $366,033,641. The net unrealized depreciation was $214,225,671.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                        LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 4,371,308,665     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             BANKS -- 1.0%
       7,552 Popular, Inc.                     $      356,605
                                               --------------
             BEVERAGES -- 0.9%
       7,425 Coca-Cola European Partners PLC          340,436
                                               --------------
             CAPITAL MARKETS -- 1.0%
       1,914 CME Group, Inc.                          360,062
                                               --------------
             CHEMICALS -- 7.0%
       2,574 Air Products and Chemicals, Inc.         411,969
       3,815 Balchem Corp.                            298,905
       9,264 CF Industries Holdings, Inc.             403,077
       2,592 Ecolab, Inc.                             381,931
       2,706 International Flavors & Fragrances,
                Inc.                                  363,334
      12,229 Mosaic (The) Co.                         357,209
       2,011 Quaker Chemical Corp.                    357,375
                                               --------------
                                                    2,573,800
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.8%
       6,289 Clean Harbors, Inc. (a)                  310,362
       4,889 Republic Services, Inc.                  352,448
       4,040 Waste Management, Inc.                   359,520
                                               --------------
                                                    1,022,330
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 2.2%
       8,957 Cisco Systems, Inc.                      388,107
       3,519 Motorola Solutions, Inc.                 404,825
                                               --------------
                                                      792,932
                                               --------------
             CONTAINERS & PACKAGING -- 2.0%
       7,984 Ball Corp.                               367,105
       6,710 Sonoco Products Co.                      356,502
                                               --------------
                                                      723,607
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 2.1%
       3,458 Bright Horizons Family Solutions,
                Inc. (a)                              385,394
       9,189 Service Corp. International              369,949
                                               --------------
                                                      755,343
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.0%
      10,349 TELUS Corp.                              342,966
       6,898 Verizon Communications, Inc.             387,805
                                               --------------
                                                      730,771
                                               --------------
             ELECTRIC UTILITIES -- 7.0%
       8,205 Alliant Energy Corp.                     346,661
       5,374 American Electric Power Co., Inc.        401,653
       5,335 Eversource Energy                        346,988
      10,856 Hawaiian Electric Industries, Inc.       397,547
       4,126 IDACORP, Inc.                            383,966
       3,996 Pinnacle West Capital Corp.              340,459
       7,652 Portland General Electric Co.            350,844
                                               --------------
                                                    2,568,118
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.9%
       5,099 CDW Corp.                         $      413,274
       4,096 Zebra Technologies Corp.,
                Class A (a)                           652,206
                                               --------------
                                                    1,065,480
                                               --------------
             ENTERTAINMENT -- 2.2%
      11,409 Marcus (The) Corp.                       450,655
       3,369 Walt Disney (The) Co.                    369,411
                                               --------------
                                                      820,066
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.1%
       2,202 American Tower Corp.                     348,334
       3,766 Crown Castle International Corp.         409,101
       1,411 Essex Property Trust, Inc.               345,991
       2,258 Simon Property Group, Inc.               379,322
                                               --------------
                                                    1,482,748
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
       1,860 Costco Wholesale Corp.                   378,900
                                               --------------
             FOOD PRODUCTS -- 5.0%
       7,791 Archer-Daniels-Midland Co.               319,197
       3,271 Hershey (The) Co.                        350,586
       8,930 Hormel Foods Corp.                       381,132
       2,199 Lancaster Colony Corp.                   388,915
       2,820 McCormick & Co., Inc.                    392,657
                                               --------------
                                                    1,832,487
                                               --------------
             GAS UTILITIES -- 1.0%
       4,897 Southwest Gas Holdings, Inc.             374,620
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.2%
       5,932 Abbott Laboratories                      429,062
       3,606 STERIS PLC                               385,301
                                               --------------
                                                      814,363
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.6%
       1,382 Anthem, Inc.                             362,955
       5,881 Encompass Health Corp.                   362,858
       4,557 HCA Healthcare, Inc.                     567,118
      10,469 Premier, Inc., Class A (a)               391,017
                                               --------------
                                                    1,683,948
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.0%
       3,701 Darden Restaurants, Inc.                 369,582
       5,707 Dunkin' Brands Group, Inc.               365,933
                                               --------------
                                                      735,515
                                               --------------
             HOUSEHOLD DURABLES -- 2.1%
       5,584 Garmin Ltd.                              353,579
       3,088 Helen of Troy Ltd. (a)                   405,084
                                               --------------
                                                      758,663
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.3%
       6,218 Church & Dwight Co., Inc.                408,896
       2,293 WD-40 Co.                                420,215
                                               --------------
                                                      829,111
                                               --------------


Page 42                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE -- 5.1%
      13,081 Brown & Brown, Inc.               $      360,512
       4,686 Cincinnati Financial Corp.               362,790
       3,061 Erie Indemnity Co., Class A              408,062
       5,236 RLI Corp.                                361,232
       5,209 W.R. Berkley Corp.                       384,997
                                               --------------
                                                    1,877,593
                                               --------------
             IT SERVICES -- 8.0%
       2,773 Automatic Data Processing, Inc.          363,596
       7,714 Booz Allen Hamilton Holding
                Corp.                                 347,670
       2,304 CACI International, Inc.,
                Class A (a)                           331,845
       5,607 Fiserv, Inc. (a)                         412,058
       2,748 Gartner, Inc. (a)                        351,304
       2,476 Jack Henry & Associates, Inc.            313,264
       5,967 Paychex, Inc.                            388,750
       2,657 VeriSign, Inc. (a)                       394,007
                                               --------------
                                                    2,902,494
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.1%
       3,414 IQVIA Holdings, Inc. (a)                 396,605
       1,622 Thermo Fisher Scientific, Inc.           362,987
                                               --------------
                                                      759,592
                                               --------------
             MACHINERY -- 1.0%
       8,306 Donaldson Co., Inc.                      360,397
                                               --------------
             MEDIA -- 1.0%
         427 Cable One, Inc.                          350,183
                                               --------------
             MULTI-UTILITIES -- 2.3%
       7,117 Ameren Corp.                             464,242
       3,393 DTE Energy Co.                           374,248
                                               --------------
                                                      838,490
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 9.0%
      19,376 Alliance Resource Partners,
                L.P. (b)                              335,980
       8,833 BP PLC, ADR                              334,947
      11,392 Cheniere Energy Partners, L.P. (b)       411,251
       5,888 ConocoPhillips                           367,117
      15,538 Enterprise Products Partners,
                L.P. (b)                              382,079
       5,303 Exxon Mobil Corp.                        361,612
      13,539 Imperial Oil Ltd.                        342,808
       8,504 Phillips 66 Partners, L.P. (b)           358,103
       7,455 TOTAL S.A., ADR                          389,002
                                               --------------
                                                    3,282,899
                                               --------------
             PHARMACEUTICALS -- 4.4%
       3,632 Eli Lilly & Co.                          420,295
       2,752 Johnson & Johnson                        355,146
       5,411 Merck & Co., Inc.                        413,454
       9,418 Pfizer, Inc.                             411,096
                                               --------------
                                                    1,599,991
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PROFESSIONAL SERVICES -- 1.0%
       3,266 Verisk Analytics, Inc. (a)        $      356,125
                                               --------------
             SOFTWARE -- 3.0%
       3,395 Check Point Software Technologies
                Ltd. (a)                              348,497
       3,721 Citrix Systems, Inc.                     381,254
       3,592 Microsoft Corp.                          364,839
                                               --------------
                                                    1,094,590
                                               --------------
             SPECIALTY RETAIL -- 3.4%
       2,727 Burlington Stores, Inc. (a)              443,601
       1,163 O'Reilly Automotive, Inc. (a)            400,456
       8,851 TJX (The) Cos., Inc.                     395,994
                                               --------------
                                                    1,240,051
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 2.1%
       8,208 China Mobile Ltd., ADR                   393,984
       8,239 Shenandoah Telecommunications
                Co.                                   364,576
                                               --------------
                                                      758,560
                                               --------------

             TOTAL INVESTMENTS -- 99.8%            36,420,870
             (Cost $37,798,359) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    85,337
                                               --------------
             NET ASSETS -- 100.0%              $   36,506,207
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) Aggregate cost for federal income tax purposes is $37,801,658. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $431,605 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,812,393. The net unrealized depreciation was $1,380,788.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    36,420,870     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  140,483,625    $ 1,383,523,901    $  933,780,040
Cash................................................................              716,708            222,899         1,861,875
Receivables:
      Investment securities sold....................................                   --            664,711         9,252,073
      Capital shares sold...........................................           18,229,591          5,433,236                --
      Dividends.....................................................              370,913          3,767,609           546,117
      Securities lending income.....................................                8,403                 --            14,532
      Reclaims......................................................                   --                 --                --
Prepaid expenses....................................................                1,173             12,159             9,528
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          159,810,413      1,393,624,515       945,464,165
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --                --
Due to securities lending agent.....................................                3,290                 --            24,674
Payables:
      Investment securities purchased...............................           18,122,589          6,094,225         1,985,719
      Capital shares redeemed.......................................                   --                 --         9,246,721
      Collateral for securities on loan.............................            2,781,006                 --        20,853,085
      Investment advisory fees......................................               32,714            350,435           333,026
      Audit and tax fees............................................               22,925             22,925            22,925
      Licensing fees................................................               12,481            328,353           253,060
      Shareholder reporting fees....................................               11,229             56,233            48,081
      Trustees' fees................................................                   55                 29                93
Other liabilities...................................................               47,312            289,217           218,121
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................           21,033,601          7,141,417        32,985,505
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  138,776,812    $ 1,386,483,098    $  912,478,660
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  182,203,124    $ 1,559,310,016    $  980,728,544
Par value...........................................................               34,050            509,000           147,000
Accumulated distributable earnings (loss)...........................          (43,460,362)      (173,335,918)      (68,396,884)
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  138,776,812    $ 1,386,483,098    $  912,478,660
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        40.76    $         27.24    $        62.07
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            3,405,000         50,900,002        14,700,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  166,152,033    $ 1,450,286,273    $  890,534,956
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    2,727,760    $            --    $   20,126,810
                                                                           ==============    ===============    ==============


Page 44                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $2,381,489,314      $7,121,593,686      $1,375,143,158      $4,371,308,665      $   36,420,870
      2,838,303                  --             573,212                  --             136,580

     18,214,403          15,464,957                  --                  --                  --
             --           5,832,675          26,424,841          34,764,240                  --
             --              20,874           1,371,246           9,357,082              39,827
         43,199              41,189                  --                  --                  --
         78,704                  --                  --             449,455               5,481
         27,446              73,787              10,199              36,747                 413
 --------------      --------------      --------------      --------------      --------------
  2,402,691,369       7,143,027,168       1,403,522,656       4,415,916,189          36,603,171
 --------------      --------------      --------------      --------------      --------------

             --                  --                  --             667,858                  --
         46,893             117,364                  --                  --                  --

             --           8,730,811          26,407,636          36,295,048                  --
     18,217,714          11,573,736                  --                  --                  --
     39,632,215          99,190,991                  --                  --                  --
        864,590           2,479,066             568,544           1,793,153               9,657
         22,925              22,925              22,925              22,925              22,925
        988,077           2,571,640              32,078           1,697,433              17,123
         65,984             287,169              41,692             148,001               7,895
             --                 556                  --                  --                  57
        640,161           1,245,695             318,684             808,877              39,307
 --------------      --------------      --------------      --------------      --------------
     60,478,559         126,219,953          27,391,559          41,433,295              96,964
 --------------      --------------      --------------      --------------      --------------
 $2,342,212,810      $7,016,807,215      $1,376,131,097      $4,374,482,894      $   36,506,207
 ==============      ==============      ==============      ==============      ==============

 $3,043,128,872      $7,074,006,003      $1,484,722,296      $4,656,747,215      $   51,276,409
        188,500             601,500             285,000           1,504,880              19,400
   (701,104,562)        (57,800,288)       (108,876,199)       (283,769,201)        (14,789,602)
 --------------      --------------      --------------      --------------      --------------
 $2,342,212,810      $7,016,807,215      $1,376,131,097      $4,374,482,894      $   36,506,207
 ==============      ==============      ==============      ==============      ==============
 $       124.26      $       116.66      $        48.29      $        29.07      $        18.82
 ==============      ==============      ==============      ==============      ==============

     18,850,002          60,150,002          28,500,002         150,487,986           1,939,982
 ==============      ==============      ==============      ==============      ==============
 $2,867,208,443      $6,823,784,634      $1,435,374,826      $4,477,103,469      $   37,798,359
 ==============      ==============      ==============      ==============      ==============
 $   37,090,302      $   92,071,747      $           --      $           --      $           --
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    2,252,275    $    62,498,636    $   13,521,753
Securities lending income (net of fees).............................               83,480                 --         1,134,116
Foreign withholding tax.............................................                   --                 --           (14,199)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            2,335,755         62,498,636        14,641,670
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................              617,813          4,514,600         4,422,222
Licensing fees......................................................               74,706          1,360,097         1,105,555
Accounting and administration fees..................................               68,201            703,443           543,747
Custodian fees......................................................               67,457            151,402           145,845
Audit and tax fees..................................................               23,131             23,131            23,131
Shareholder reporting fees..........................................               17,749            103,292            93,888
Trustees' fees and expenses.........................................                7,110              8,790             8,369
Registration and filing fees........................................                6,841                 --            14,311
Listing fees........................................................                6,239             11,239             4,176
Transfer agent fees.................................................                6,179             62,622            52,556
Legal fees..........................................................                4,308             48,931            38,710
Other expenses......................................................                4,429             40,707            24,897
                                                                           --------------    ---------------    --------------
      Total expenses................................................              904,163          7,028,254         6,477,407
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................             (162,786)          (256,355)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              741,377          6,771,899         6,477,407
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,594,378         55,726,737         8,164,263
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (3,519,897)       (63,665,040)      (30,919,280)
      In-kind redemptions...........................................           16,752,209        127,729,596        74,262,668
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           13,232,312         64,064,556        43,343,388
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (35,961,521)      (213,401,301)     (144,486,852)
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................          (35,961,521)      (213,401,301)     (144,486,852)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (22,729,209)      (149,336,745)     (101,143,464)
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  (21,134,831)   $   (93,610,008)   $  (92,979,201)
                                                                           ==============    ===============    ==============


Page 46                  See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL          VALUE LINE(R)     VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND        EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND             FUND
     (FBT)               (FDN)               (FTCS)              (FVD)               (FVL)
----------------    ----------------    ----------------    ----------------    ----------------


 $    6,005,487      $   18,787,369      $   18,828,681      $  133,982,399      $      647,686
      1,118,073           1,110,405                  --                  --                  --
       (268,387)                 --                  --          (2,253,411)             (6,363)
 --------------      --------------      --------------      --------------      --------------
      6,855,173          19,897,774          18,828,681         131,728,988             641,323
 --------------      --------------      --------------      --------------      --------------

      7,821,079          31,572,428           4,943,539          21,218,970             254,453
      1,564,217           4,753,370             106,273           6,418,893              80,417
        875,000           2,502,288             486,853           1,625,331              26,950
        241,956             874,714             119,995             416,834              17,522
         23,131              23,131              23,131              23,131              23,131
        131,959             600,837              84,900             306,021              11,027
          9,260              17,323               8,130              12,149               7,021
        201,972             206,944              89,663              60,353                  --
          6,240              11,239                 758              29,173              22,000
         73,888             222,346              47,234             131,095               2,545
         67,193             289,184              33,387             139,640               1,780
         34,347             131,366              16,101              91,105               4,358
 --------------      --------------      --------------      --------------      --------------
     11,050,242          41,205,170           5,959,964          30,472,695             451,204

             --                  --                  --            (768,292)            (94,969)
 --------------      --------------      --------------      --------------      --------------
     11,050,242          41,205,170           5,959,964          29,704,403             356,235
 --------------      --------------      --------------      --------------      --------------
     (4,195,069)        (21,307,396)         12,868,717         102,024,585             285,088
 --------------      --------------      --------------      --------------      --------------


    (15,734,651)       (154,734,379)        (33,678,343)        (76,510,741)         (9,694,117)
    231,851,897       1,089,289,048          77,942,429         272,443,971           2,036,354
             --                  --                  --              (9,321)                 --
 --------------      --------------      --------------      --------------      --------------
    216,117,246         934,554,669          44,264,086         195,923,909          (7,657,763)
 --------------      --------------      --------------      --------------      --------------

   (565,874,934)       (796,446,658)       (141,037,098)       (464,992,294)         (2,046,617)
             --                  --                  --              (1,285)               (118)
 --------------      --------------      --------------      --------------      --------------
   (565,874,934)       (796,446,658)       (141,037,098)       (464,993,579)         (2,046,735)
 --------------      --------------      --------------      --------------      --------------
   (349,757,688)        138,108,011         (96,773,012)       (269,069,670)         (9,704,498)
 --------------      --------------      --------------      --------------      --------------

 $ (353,952,757)     $  116,800,615      $  (83,904,295)     $ (167,045,085)     $   (9,419,410)
 ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     DOW JONES SELECT                       MORNINGSTAR
                                                                         MICROCAP                        DIVIDEND LEADERS
                                                                        INDEX FUND                          INDEX FUND
                                                                           (FDM)                               (FDL)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2018       12/31/2017         12/31/2018       12/31/2017
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    1,594,378   $      812,905     $   55,726,737   $   55,003,112
Net realized gain (loss)....................................      13,232,312        9,434,698         64,064,556      159,135,760
Net change in unrealized appreciation (depreciation)........     (35,961,521)      (4,670,191)      (213,401,301)     (19,118,314)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (21,134,831)       5,577,412        (93,610,008)     195,020,558
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (1,417,591)                        (55,170,342)
                                                              --------------                      --------------
Net investment income.......................................                         (908,212)                        (56,593,922)
                                                                               --------------                      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................     140,816,685       20,308,722        387,762,741      664,561,022
Cost of shares redeemed.....................................     (76,499,080)     (44,741,959)      (571,798,626)    (862,152,243)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      64,317,605      (24,433,237)      (184,035,885)    (197,591,221)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      41,765,183      (19,764,037)      (332,816,235)     (59,164,585)

NET ASSETS:
Beginning of period.........................................      97,011,629      116,775,666      1,719,299,333    1,778,463,918
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  138,776,812   $   97,011,629     $1,386,483,098   $1,719,299,333
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $           --                      $      (91,063)
                                                                               ==============                      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       2,055,000        2,655,000         57,200,002       64,100,002
Shares sold.................................................       2,850,000          450,000         13,450,000       22,900,000
Shares redeemed.............................................      (1,500,000)      (1,050,000)       (19,750,000)     (29,800,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       3,405,000        2,055,000         50,900,002       57,200,002
                                                              ==============   ==============     ==============   ==============


Page 48                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
          US EQUITY                        NYSE ARCA                         DOW JONES
        OPPORTUNITIES                    BIOTECHNOLOGY                       INTERNET
             ETF                          INDEX FUND                        INDEX FUND
            (FPX)                            (FBT)                             (FDN)
-----------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2018      12/31/2017       12/31/2018       12/31/2017       12/31/2018       12/31/2017
-------------   -------------   --------------   --------------   --------------   --------------


$   8,164,263   $   5,726,923   $   (4,195,069)  $     (806,724)  $  (21,307,396)  $  (14,212,652)
   43,343,388      55,915,695      216,117,246       32,801,434      934,554,669      493,372,496
 (144,486,852)    130,247,878     (565,874,934)     267,489,817     (796,446,658)     912,068,438
-------------   -------------   --------------   --------------   --------------   --------------

  (92,979,201)    191,890,496     (353,952,757)     299,484,527      116,800,615    1,391,228,282
-------------   -------------   --------------   --------------   --------------   --------------


   (8,618,366)                              --                                --
-------------                   --------------                    --------------
                   (6,231,361)                               --                                --
                -------------                    --------------                    --------------


  314,592,694     442,823,110    2,320,112,972      186,132,148    4,019,193,398    2,369,979,673
 (282,248,146)   (260,774,732)    (831,758,091)     (82,190,788)  (2,610,007,206)  (1,757,121,476)
-------------   -------------   --------------   --------------   --------------   --------------

   32,344,548     182,048,378    1,488,354,881      103,941,360    1,409,186,192      612,858,197
-------------   -------------   --------------   --------------   --------------   --------------
  (69,253,019)    367,707,513    1,134,402,124      403,425,887    1,525,986,807    2,004,086,479


  981,731,679     614,024,166    1,207,810,686      804,384,799    5,490,820,408    3,486,733,929
-------------   -------------   --------------   --------------   --------------   --------------
$ 912,478,660   $ 981,731,679   $2,342,212,810   $1,207,810,686   $7,016,807,215   $5,490,820,408
=============   =============   ==============   ==============   ==============   ==============

                $          --                    $           --                    $           --
                =============                    ==============                    ==============


   14,400,002      11,350,002        9,700,002        8,850,002       50,000,002       43,700,002
    4,400,000       7,250,000       15,450,000        1,600,000       30,750,000       24,150,000
   (4,100,000)     (4,200,000)      (6,300,000)        (750,000)     (20,600,000)     (17,850,000)
-------------   -------------   --------------   --------------   --------------   --------------
   14,700,002      14,400,002       18,850,002        9,700,002       60,150,002       50,000,002
=============   =============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                     CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                            ETF                             INDEX FUND
                                                                          (FTCS)                               (FVD)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2018       12/31/2017         12/31/2018       12/31/2017
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $   12,868,717   $    5,948,746     $  102,024,585   $   79,934,330
Net realized gain (loss)....................................      44,264,086       36,081,254        195,923,909      187,060,882
Net change in unrealized appreciation (depreciation)........    (141,037,098)      63,244,829       (464,993,579)     160,582,654
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (83,904,295)     105,274,829       (167,045,085)     427,577,866
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................     (13,023,451)                       (102,072,326)
                                                              --------------                      --------------
Net investment income.......................................                       (5,933,462)                        (82,356,171)
                                                                               --------------                      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................   1,360,944,668      517,169,745      2,031,003,840    2,713,663,936
Cost of shares redeemed.....................................    (511,985,305)    (312,601,674)    (1,582,233,890)  (1,757,036,859)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     848,959,363      204,568,071        448,769,950      956,627,077
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     752,031,617      303,909,438        179,652,539    1,301,848,772

NET ASSETS:
Beginning of period.........................................     624,099,480      320,190,042      4,194,830,355    2,892,981,583
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $1,376,131,097   $  624,099,480     $4,374,482,894   $4,194,830,355
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $       15,284                      $           --
                                                                               ==============                      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................      12,250,002        7,850,002        136,037,986      103,237,986
Shares sold.................................................      26,050,000       11,250,000         66,050,000       92,200,000
Shares redeemed.............................................      (9,800,000)      (6,850,000)       (51,600,000)     (59,400,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................      28,500,002       12,250,002        150,487,986      136,037,986
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST
      VALUE LINE(R) 100
    EXCHANGE-TRADED FUND
            (FVL)
-----------------------------
 Year Ended      Year Ended
 12/31/2018      12/31/2017
-------------   -------------


$     285,088   $     392,778
   (7,657,763)      3,981,719
   (2,046,735)        364,913
-------------   -------------

   (9,419,410)      4,739,410
-------------   -------------

     (292,079)
-------------

                    (463,929)
                -------------


   39,520,882      39,249,030
  (49,060,514)    (40,410,393)
-------------   -------------

   (9,539,632)     (1,161,363)
-------------   -------------
  (19,251,121)      3,114,118


   55,757,328      52,643,210
-------------   -------------
$  36,506,207   $  55,757,328
=============   =============

                $          --
                =============


    2,389,982       2,439,982
    1,650,000       1,700,000
   (2,100,000)     (1,750,000)
-------------   -------------
    1,939,982       2,389,982
=============   =============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      47.21   $      43.98   $      32.92   $      33.21   $      32.47
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.56           0.42           0.49           0.49           0.23
Net realized and unrealized gain (loss)              (6.50)          3.27          11.07          (0.30)          0.76
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (5.94)          3.69          11.56           0.19           0.99
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.51)         (0.46)         (0.50)         (0.48)         (0.25)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      40.76   $      47.21   $      43.98   $      32.92   $      33.21
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (12.68)%         8.44%         35.45%          0.55%          3.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    138,777   $     97,012   $    116,776   $     49,551   $     51,648
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.73%          0.71%          0.75%          0.73%          0.70%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.29%          0.89%          1.52%          1.46%          0.71%
Portfolio turnover rate (b)                             75%            55%            48%            63%            49%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      30.06   $      27.75   $      23.69   $      23.94   $      21.93
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.09           0.93           0.82           0.86           0.80
Net realized and unrealized gain (loss)              (2.83)          2.34           4.05          (0.25)          2.01
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (1.74)          3.27           4.87           0.61           2.81
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.08)         (0.96)         (0.81)         (0.86)         (0.80)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      27.24   $      30.06   $      27.75   $      23.69   $      23.94
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (5.87)%        11.93%         20.72%          2.73%         12.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,386,483   $  1,719,299   $  1,778,464   $    875,294   $    985,151
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.47%          0.47%          0.48%          0.48%          0.49%
Ratio of net expenses to average net assets           0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                 3.70%          3.18%          3.27%          3.59%          3.55%
Portfolio turnover rate (b)                             39%            43%            50%            61%            40%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      68.18   $      54.10   $      51.11   $      50.32   $      45.34
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.52           0.43           0.31           0.31           0.41
Net realized and unrealized gain (loss)              (6.08)         14.12           3.10           0.80           4.97
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (5.56)         14.55           3.41           1.11           5.38
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.55)         (0.47)         (0.42)         (0.32)         (0.40)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      62.07   $      68.18   $      54.10   $      51.11   $      50.32
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (8.22)%        26.96%          6.70%          2.19%         11.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    912,479   $    981,732   $    614,024   $    789,693   $    535,943
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.59%          0.59%          0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.59%          0.59%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.74%          0.71%          0.58%          0.61%          0.89%
Portfolio turnover rate (b)                             57%            31%            41%            41%            46%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     124.52   $      90.89   $     113.06   $     101.99   $      69.12
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.22)         (0.08)         (0.32)          0.09           0.04
Net realized and unrealized gain (loss)              (0.04)         33.71         (21.85)         11.11          32.88
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (0.26)         33.63         (22.17)         11.20          32.92
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --          (0.13)         (0.05)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     124.26   $     124.52   $      90.89   $     113.06   $     101.99
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (0.21)%        36.99%        (19.60)%        10.97%         47.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  2,342,213   $  1,207,811   $    804,385   $  3,437,024   $  2,126,581
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.57%          0.56%          0.56%          0.55%          0.58%
Ratio of net expenses to average net assets           0.57%          0.56%          0.56%          0.55%          0.58%
Ratio of net investment income (loss) to
   average net assets                                (0.21)%        (0.08)%        (0.27)%         0.08%          0.06%
Portfolio turnover rate (b)                             37%            36%            42%            30%            58%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     109.82   $      79.79   $      74.64   $      61.30   $      59.84
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.35)         (0.28)         (0.27)         (0.14)         (0.08)
Net realized and unrealized gain (loss)               7.19          30.31           5.42          13.48           1.54
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      6.84          30.03           5.15          13.34           1.46
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     116.66   $     109.82   $      79.79   $      74.64   $      61.30
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      6.23%         37.62%          6.91%         21.77%          2.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  7,016,807   $  5,490,820   $  3,486,734   $  4,914,821   $  1,976,793
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.52%          0.53%          0.54%          0.54%          0.54%
Ratio of net expenses to average net assets           0.52%          0.53%          0.54%          0.54%          0.54%
Ratio of net investment income (loss) to
   average net assets                                (0.27)%        (0.32)%        (0.35)%        (0.29)%        (0.13)%
Portfolio turnover rate (b)                             21%            22%            21%            28%            27%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      50.95   $      40.79   $      38.12   $      38.08   $      33.70
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.60           0.59           0.58           0.57           0.72
Net realized and unrealized gain (loss)              (2.65)         10.16           2.67           0.04           4.43
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (2.05)         10.75           3.25           0.61           5.15
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.61)         (0.59)         (0.58)         (0.57)         (0.77)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      48.29   $      50.95   $      40.79   $      38.12   $      38.08
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (4.09)%        26.49%          8.57%          1.64%         15.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,376,131   $    624,099   $    320,190   $    165,815   $     85,686
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.60%          0.61%          0.64%          0.65%          0.66%
Ratio of net expenses to average net assets           0.60%          0.61%          0.64%          0.65%          0.65%
Ratio of net investment income (loss) to
   average net assets                                 1.30%          1.33%          1.55%          1.59%          2.07%
Portfolio turnover rate (b)                            117%            85%            85%            96%            89%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      30.84   $      28.02   $      23.86   $      24.13   $      21.36
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.73           0.63           0.56           0.55           0.58
Net realized and unrealized gain (loss)              (1.77)          2.84           4.17          (0.26)          2.78
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (1.04)          3.47           4.73           0.29           3.36
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.73)         (0.65)         (0.57)         (0.56)         (0.59)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      29.07   $      30.84   $      28.02   $      23.86   $      24.13
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (3.44)%        12.48%         19.94%          1.26%         15.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  4,374,483   $  4,194,830   $  2,892,982   $  1,188,031   $  1,089,299
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.72%          0.72%          0.73%          0.74%          0.75%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 2.40%          2.19%          2.31%          2.40%          2.63%
Portfolio turnover rate (b)                             58%            50%            60%            82%            63%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                  2018           2017           2016           2015              2014
                                              ------------   ------------   ------------   ------------      ------------
Net asset value, beginning of period          $      23.33   $      21.58   $      19.71   $      20.41      $      18.44
                                              ------------   ------------   ------------   ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.13           0.16           0.12           0.07              0.11
Net realized and unrealized gain (loss)              (4.51)          1.78           1.87          (0.71) (c)         1.98
                                              ------------   ------------   ------------   ------------      ------------
Total from investment operations                     (4.38)          1.94           1.99          (0.64)             2.09
                                              ------------   ------------   ------------   ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.13)         (0.19)         (0.12)         (0.06)            (0.12)
                                              ------------   ------------   ------------   ------------      ------------
Net asset value, end of period                $      18.82   $      23.33   $      21.58   $      19.71      $      20.41
                                              ============   ============   ============   ============      ============
TOTAL RETURN (a)                                    (18.83)%         9.05%         10.14%         (3.13)% (c)       11.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     36,506   $     55,757   $     52,643   $     53,013      $     60,008
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                             0.89%          0.85%          0.87%          0.84%             0.84%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%             0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.56%          0.73%          0.59%          0.32%             0.57%
Portfolio turnover rate (b)                            424%           466%           491%           404%              325%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                        See Notes to Financial Statements                Page 55

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc. ("NYSE
         Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees earned from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, only FDM, FPX, FBT, and FDN had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $    1,417,591        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        55,170,342                  --                   --
First Trust US Equity Opportunities ETF                                     8,618,366                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                           13,023,451                  --                   --
First Trust Value Line(R) Dividend Index Fund                             102,072,326                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            292,079                  --                   --


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $      908,212        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        56,593,922                  --                   --
First Trust US Equity Opportunities ETF                                     6,231,361                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                            5,933,462                  --                   --
First Trust Value Line(R) Dividend Index Fund                              82,356,171                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            463,929                  --                   --

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $      200,386        $(16,493,170)       $ (27,167,578)
First Trust Morningstar Dividend Leaders Index Fund                           135,366         (83,142,112)         (90,329,172)
First Trust US Equity Opportunities ETF                                            --        (104,241,056)          35,844,172
First Trust NYSE Arca Biotechnology Index Fund                                     --        (136,416,636)        (564,687,926)
First Trust Dow Jones Internet Index Fund                                          --        (150,836,952)          93,036,664
First Trust Capital Strength ETF                                                   --         (43,880,883)         (64,995,316)
First Trust Value Line(R) Dividend Index Fund                                      --         (69,543,177)        (214,226,024)
First Trust Value Line(R) 100 Exchange-Traded Fund                                 --         (13,408,733)          (1,380,869)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                                            Post-Enactment -
                                                             No Expiration
                                                          --------------------
First Trust Dow Jones Select MicroCap Index Fund            $     16,493,170
First Trust Morningstar Dividend Leaders Index Fund               83,142,112
First Trust US Equity Opportunities ETF                          104,241,056
First Trust NYSE Arca Biotechnology Index Fund                   136,416,636
First Trust Dow Jones Internet Index Fund                        150,836,952
First Trust Capital Strength ETF                                  43,880,883
First Trust Value Line(R) Dividend Index Fund                     69,543,177
First Trust Value Line(R) 100 Exchange-Traded Fund                13,408,733

During the taxable year ended December 31, 2018, the following Fund utilized capital loss carryforwards in the following amount:

                                                             Post-Enactment
                                                              Capital Loss
                                                              Carryforward
                                                                Utilized
                                                          --------------------
First Trust NYSE Arca Biotechnology Index Fund              $     66,225,459

At the taxable year ended December 31, 2018, the following Funds' capital loss carryforwards expired in the following amounts:

                                                              Capital Loss
                                                          Carryforward Expired
                                                          --------------------
First Trust Dow Jones Select MicroCap Index Fund            $      5,096,533
First Trust Morningstar Dividend Leaders Index Fund                  473,435
First Trust US Equity Opportunities ETF                               65,058
First Trust NYSE Arca Biotechnology Index Fund                     1,039,054
First Trust Dow Jones Internet Index Fund                                 --
First Trust Capital Strength ETF                                   1,367,556
First Trust Value Line(R) Dividend Index Fund                        437,987
First Trust Value Line(R) 100 Exchange-Traded Fund                        --

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2018, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)
                                                                       Income (Loss)        on Investments      Paid-in Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $        23,599      $  (10,832,182)     $    10,808,583
First Trust Morningstar Dividend Leaders Index Fund                           (336,035)       (119,409,496)         119,745,531
First Trust US Equity Opportunities ETF                                        454,103         (69,391,076)          68,936,973
First Trust NYSE Arca Biotechnology Index Fund                               4,195,069        (200,912,456)         196,717,387
First Trust Dow Jones Internet Index Fund                                   21,307,396      (1,053,785,383)       1,032,477,987
First Trust Capital Strength ETF                                               139,450         (74,295,350)          74,155,900
First Trust Value Line(R) Dividend Index Fund                                   47,741        (250,157,844)         250,110,103
First Trust Value Line(R) 100 Exchange-Traded Fund                               6,991          (1,828,580)           1,821,589


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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC First
Trust Morningstar Dividend Leaders Index Fund                   Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------

First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2018 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Dow Jones Select MicroCap
   Index Fund                                    $ 162,786   $          --   $   76,424   $   97,709   $  162,786   $ 336,919
First Trust Morningstar Dividend Leaders
   Index Fund                                      256,355              --      390,779      289,110      256,355     936,244
First Trust Value Line(R) Dividend Index
   Fund                                            768,292              --      679,825      816,754      768,292   2,264,871
First Trust Value Line(R) 100 Exchange-Traded
   Fund                                             94,969              --       85,239       82,527       94,969     262,735

First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund and First Trust Capital Strength ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                                                                         Page 63


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    92,561,226   $    93,056,098
First Trust Morningstar Dividend Leaders Index Fund                   580,060,631       582,191,194
First Trust US Equity Opportunities ETF                               620,556,934       618,996,187
First Trust NYSE Arca Biotechnology Index Fund                        716,091,647       714,162,096
First Trust Dow Jones Internet Index Fund                           1,657,239,139     1,678,937,959
First Trust Capital Strength ETF                                    1,157,622,867     1,154,105,487
First Trust Value Line(R) Dividend Index Fund                       2,459,298,445     2,448,182,884
First Trust Value Line(R) 100 Exchange-Traded Fund                    213,101,175       213,209,220

For the fiscal year ended December 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $   140,584,424   $    76,430,063
First Trust Morningstar Dividend Leaders Index Fund                   386,234,475       568,494,449
First Trust US Equity Opportunities ETF                               312,377,376       281,186,502
First Trust NYSE Arca Biotechnology Index Fund                      2,312,485,548       830,779,164
First Trust Dow Jones Internet Index Fund                           4,017,170,269     2,610,905,311
First Trust Capital Strength ETF                                    1,357,903,955       513,110,174
First Trust Value Line(R) Dividend Index Fund                       2,024,024,539     1,580,240,974
First Trust Value Line(R) 100 Exchange-Traded Fund                     39,512,069        49,039,516

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded Fund (the "Trust"), comprising the First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund, and First Trust Value Line(R) 100 Exchange-Traded Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2019

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose each Fund's holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index Fund                                               --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                        98.69%
First Trust Value Line(R)100 Exchange-Traded Fund                                   100.00%

For the taxable year ended December 31, 2018, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE Arca Biotechnology Index Fund                                          --
First Trust Dow Jones Internet Index Fund                                               --
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%
First Trust Value Line(R)100 Exchange-Traded Fund                                   100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain members states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31,2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $8,108,839. This figure is comprised of $355,327 paid (or to be paid) in fixed compensation and $7,753,512 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $5,149,543 paid (or to be paid) to senior management of First Trust Advisors L.P. and $2,959,296 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                  THE FIRST TRUST    DIRECTORSHIPS
           NAME,                 AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
     YEAR OF BIRTH AND             ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
  POSITION WITH THE TRUST          APPOINTED                   DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           161         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            161         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association


Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         161         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           161         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Products and Services);                           May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               161         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                              POSITION AND              TERM OF OFFICE
     NAME AND                   OFFICES                  AND LENGTH OF                        PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                   SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011 to
                                                    o Since January 2016     January 2016), Senior Vice President (April 2007 to
                                                                             January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial   o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer           o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                    o Since Inception        BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist    Vice President               o Indefinite Term        Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                    o Since Inception


Kristi A. Maher        Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                    o Chief Compliance
                                                      Officer Since
                                                      January 2011

                                                    o Assistant Secretary
                                                      Since Inception


Roger F. Testin        Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception


Stan Ueland            Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Annual Report
December 31, 2018

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  28
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  29
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  32
   First Trust S&P REIT Index Fund (FRI)....................................  34
   First Trust Water ETF (FIW)..............................................  37
   First Trust Natural Gas ETF (FCG)........................................  39
   First Trust Chindia ETF (FNI)............................................  41
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  44
Statements of Assets and Liabilities........................................  48
Statements of Operations....................................................  50
Statements of Changes in Net Assets.........................................  52
Financial Highlights........................................................  56
Notes to Financial Statements...............................................  61
Report of Independent Registered Public Accounting Firm.....................  71
Additional Information......................................................  72
Board of Trustees and Officers..............................................  76
Privacy Policy..............................................................  78

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2018, including a market overview and performance analyses. We encourage you to read this report carefully and discuss it with your financial advisor.

As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average ("DJIA") finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively.

Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the "Fed") raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19th meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In its latest forecast, the International Monetary Fund ("IMF") is calling for the world real gross domestic product ("GDP") growth rate to dip from an estimated 3.7% in 2018 to an estimated 3.5% in 2019, according to its own release. The IMF cited the ongoing trade dispute between the U.S. and China as being partly responsible for the small downward revision in growth. The U.S. real GDP growth rate is expected to decrease from an estimated 2.9% in 2018 to an estimated 2.5% in 2019. The growth rate for Emerging Market and Developing Economies is expected to dip from an estimated 4.6% in 2018 to an estimated 4.5% in 2019. As indicated by the growth forecasts, we believe there is no imminent threat of a global economic recession.

We believe that concerns over the extent to which interest rates could trend higher in 2019 and the potential for trade tariffs escalating to an all-out trade war were largely behind the spikes in volatility in the stock market in 2018. For those investors who fear that higher interest rates could dampen the prospects for stocks in 2019, Federal Reserve (the "Fed") Chairman Jerome Powell announced on January 4, 2019 that the Fed will be adopting a "patient" approach to tightening monetary policy. With respect to trade, the Trump Administration sent trade representatives to China on January 7, 2019 to set up future trade policy talks. The two countries also agreed to a 90-day truce freezing tariffs until March 1, 2019. We believe stock prices would move higher on a U.S.-China trade deal.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally stood at $4.79 trillion at the close of 2018, down from $4.84 trillion the previous year, according to its own release. The dip in assets under management was due to performance rather than capital flows. December 2018 marked the 59th consecutive month of net inflows into ETFs/ETPs listed globally. The U.S.'s share of the global market was approximately 70% at year-end.

U.S. STOCKS AND BONDS

The three major Standard & Poor's stock indices finished 2018 in the red. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -4.38%, -11.08%, and -8.48%, respectively, according to Bloomberg. Only three of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Health Care, Utilities and Consumer Discretionary, up 6.47%, 4.11% and 0.82%, respectively, on a total return basis. The sectors that posted the biggest losses were Energy, Materials and Industrials, down 18.10%, 14.70% and 13.32%, respectively. We believe that some of the downside in stock prices late in the year could be attributed to profit taking and tax selling. Keep in mind, the S&P 500(R) Index posted a total return of 21.83% in 2017, more than double its 9.98% average annual total return from 1926-2018, according to Ibbotson Associates/Morningstar.

Dividend growth has historically been a barometer of strength for Corporate America. The S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $7.4 billion in the third quarter of 2018, up from $4.5 billion from the third quarter of 2017, according to its own release. Net dividend increases totaled a record $58.4 billion in 2018, up from $37.1 billion in 2017. Currently, 82.2% of the companies in the S&P 500(R) Index pay a dividend, compared to 69.8% of the companies in the S&P MidCap 400(R) Index and 51.9% of the companies in the S&P SmallCap 600(R) Index. Total global dividend payouts are expected to rise 6.0% year-over-year to a record $1.81 trillion in 2019, according to business information provider IHS Markit, a London-based global information provider. Dividend-paying companies in the U.S. are expected to increase distributions by 8.1%, according to IHS Markit.

In the U.S. bond market, the top-performing major debt group we track was intermediate-term Treasuries. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.41% in 2018. The worst-performing debt group that we track was high yield corporates. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -2.08%. The yield on the benchmark 10-Year Treasury note (T-note) rose by 28 basis points to 2.69% in 2018, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.51% for the 10-year period ended December 31, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar registered a gain of 4.40% against a basket of major currencies in 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade/tariff battle between the U.S. and its major trading partners, particularly China.

Both foreign stocks and bonds succumbed to selling pressure in 2018. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of -1.20% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt fell 3.02%, according to Bloomberg Barclays. With respect to equities, the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -14.09% (USD), compared to -14.58% (USD) for the MSCI Daily Total Return Net Emerging Markets Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R), but each of the securities is initially set at a weight of 1.00% of the Index which is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -5.16%       9.27%      16.76%        8.78%        55.74%     370.82%       191.32%
Market Value                                   -5.22%       9.26%      16.77%        8.78%        55.67%     371.12%       191.26%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)            -4.61%       9.93%      17.48%        9.46%        60.51%     400.84%       215.14%
S&P 500(R) Index                               -4.38%       8.49%      13.12%        7.49%        50.33%     243.04%       150.23%
NASDAQ-100 Index(R)                             0.04%      13.34%      19.29%       11.82%        87.03%     483.57%       313.37%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -5.16% during the 12-month period covered by this report. During the same period, the NASDAQ-100 Index(R) ("benchmark") generated a return of 0.04%. The Information Technology sector was the Fund's top weighted sector over the period with a 34.1% allocation. This sector had a -0.7% return and -0.07% contribution to the Fund's return. The Fund's least contributing sector was the Communication Services sector with a -1.8% contribution, stemming from its 15.3% allocation and -12.5% return. There was no single sector that returned positive performance for the Fund over the period. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings among the Consumer Discretionary sector were the primary cause of the underperformance as the Fund underperformed the benchmark by -18.5% among these securities, which created -2.7% of relative underperformance. The Fund under allocated the relatively poor performing Utilities sector, which created 0.03% of relative outperformance.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        37.16%
Consumer Discretionary                        17.21
Health Care                                   16.21
Communication Services                        13.79
Industrials                                    7.92
Consumer Staples                               5.80
Financials                                     0.99
Utilities                                      0.92
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Workday, Inc., Class A                         1.08%
Netflix, Inc.                                  1.05
Amazon.com, Inc.                               1.05
Incyte Corp.                                   1.05
Dollar Tree, Inc.                              1.04
Regeneron Pharmaceuticals, Inc.                1.04
Ross Stores, Inc.                              1.03
Align Technology, Inc.                         1.03
Advanced Micro Devices, Inc.                   1.03
JD.com, Inc., ADR                              1.03
                                             -------
   Total                                      10.43%
                                             =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust
             NASDAQ-100 Equal          NASDAQ-100 Equal       S&P 500(R)       NASDAQ-100
            Weighted Index Fund       Weighted Index(SM)        Index           Index(R)
12/08             $10,000                  $10,000             $10,000          $10,000
06/09              12,369                   12,401              10,316           12,240
12/09              15,954                   16,052              12,645           15,462
06/10              15,054                   15,195              11,804           14,508
12/10              19,343                   19,582              14,551           18,577
06/11              20,796                   21,119              15,426           19,549
12/11              18,806                   19,172              14,857           19,258
06/12              20,532                   20,984              16,267           22,230
12/12              21,600                   22,134              17,235           22,788
06/13              24,970                   25,702              19,617           25,087
12/13              30,229                   31,207              22,817           31,206
06/14              32,641                   33,800              24,446           33,662
12/14              36,013                   37,396              25,942           37,264
06/15              36,867                   38,394              26,261           38,911
12/15              36,815                   38,475              26,300           40,899
06/16              35,755                   37,463              27,310           39,603
12/16              39,398                   41,419              29,446           43,876
06/17              45,635                   48,116              32,196           51,238
12/17              49,646                   52,514              35,873           58,350
06/18              51,989                   55,145              36,824           64,564
12/18              47,082                   50,084              34,302           58,357

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             161             3              0            0
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0
01/01/18 - 12/31/18             148             2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              87             1              0            0
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0
01/01/18 - 12/31/18              99             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The NASDAQ-100 Index(R) is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -4.70%      15.17%      20.11%       10.80%       102.63%     524.91%       267.76%
Market Value                                   -4.74%      15.16%      20.25%       10.80%       102.51%     532.06%       267.86%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)         -4.14%      15.89%      20.87%       11.49%       109.07%     565.74%       298.29%
S&P 500(R) Index                               -4.38%       8.49%      13.12%        7.49%        50.33%     243.04%       150.23%
S&P 500 Information Technology Index           -0.29%      14.93%      18.36%       10.79%       100.52%     439.66%       267.44%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.70% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index ("benchmark") generated a return of -0.29%. The Semiconductors & Semiconductor Equipment industry was the Fund's largest allocated industry over the period with a 61.5% allocation. This sector was also the least contributing sector with a -3.7% contribution, stemming from its -9.6% return. The Fund's top contributing industry was the Software & Services industry with a 2.8% contribution, stemming from its 31.4% allocation and 11.7% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund over allocating the relatively poor performing Semiconductors & Semiconductor Equipment industry securities by 24.9%, which created -2.0% of relative underperformance. There was no single sector that contributed positively to the Fund relative to the performance against the benchmark.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION (1)             LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        87.02%
Communication Services                        10.31
Health Care                                    2.67
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.


-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Workday, Inc., Class A                         2.82%
Advanced Micro Devices, Inc.                   2.71
Adobe, Inc.                                    2.71
Applied Materials, Inc.                        2.70
Lam Research Corp.                             2.69
Cadence Design Systems, Inc.                   2.68
Autodesk, Inc.                                 2.68
Cerner Corp.                                   2.67
Microchip Technology, Inc.                     2.67
Intuit, Inc.                                   2.66
                                             -------
   Total                                      26.99%
                                             =======

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              DECEMBER 31, 2008 - DECEMBER 31, 2018
               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/08            $10,000                 $10,000                  $10,000              $10,000
06/09             13,407                  13,452                   12,486               10,316
12/09             17,990                  18,115                   16,171               12,645
06/10             16,623                  16,784                   14,462               11,804
12/10             21,934                  22,220                   17,820               14,551
06/11             22,103                  22,458                   18,187               15,426
12/11             20,673                  21,072                   18,251               14,857
06/12             21,616                  22,102                   20,686               16,267
12/12             22,331                  22,904                   20,957               17,235
06/13             24,948                  25,671                   22,288               19,617
12/13             30,843                  31,840                   26,915               22,817
06/14             34,890                  36,132                   29,321               24,446
12/14             38,501                  40,002                   32,329               25,942
06/15             37,550                  39,122                   32,575               26,261
12/15             37,971                  39,685                   34,246               26,300
06/16             39,084                  40,995                   34,136               27,310
12/16             47,567                  50,073                   38,987               29,448
06/17             56,629                  59,782                   45,704               32,198
12/17             65,579                  69,434                   54,125               35,882
06/18             70,392                  74,746                   60,008               36,833
12/18             62,494                  66,574                   53,966               34,304

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             171             4              0            0
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 12/31/16             147             0              0            0
01/01/17 - 12/31/17             146             0              0            0
01/01/18 - 12/31/18             132             3              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              76             1              0            0
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0
01/01/18 - 12/31/18             111             4              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -5.58%      6.10%       14.87%        7.69%        34.45%     300.08%       141.23%
Market Value                                   -5.61%      6.10%       14.96%        7.69%        34.45%     303.10%       141.23%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)            -5.06%      6.72%       15.57%        8.35%        38.40%     325.12%       159.53%
Russell 1000(R) Index                          -4.78%      8.21%       13.28%        6.99%        48.37%     247.98%       123.29%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -5.58% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index ("benchmark") generated a return of -4.78%. The Fund's largest weighted sector over the period was the Health Care sector with a 26.4% allocation. This sector had a -4.8% return and a -1.2% contribution. The least contributing sector to the Fund's return was the Consumer Discretionary sector with a -1.9% contribution, stemming from its 26.3% allocation and -7.2% return. The top contributing sector to the Fund's return was the Information Technology sector with a 0.6% contribution, stemming from its 6.3% allocation and 10.1% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating and underperforming the benchmark amongst the Health Care sector by 12.8% and -10.3%, respectively, creating -1.3% of relative underperformance. The Fund underweighted the Financials sector by 14.2%, which created 1.2% of relative outperformance as the Financial securities were relatively poor performers over the period.

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        27.78%
Health Care                                   24.57
Communication Services                        15.92
Industrials                                   12.80
Consumer Staples                               9.37
Information Technology                         6.46
Financials                                     1.62
Utilities                                      1.48
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Netflix, Inc.                                  1.70%
Amazon.com, Inc.                               1.69
Regeneron Pharmaceuticals, Inc.                1.69
Dollar Tree, Inc.                              1.69
Incyte Corp.                                   1.68
Ross Stores, Inc.                              1.67
JD.com, Inc., ADR                              1.67
Align Technology, Inc.                         1.66
Amgen, Inc.                                    1.66
Lululemon Athletica, Inc.                      1.66
                                             -------
   Total                                      16.77%
                                             =======

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/08             $10,000                  $10,000                $10,000
06/09              11,710                   11,742                 10,432
12/09              14,675                   14,763                 12,843
06/10              14,022                   14,147                 12,021
12/10              17,704                   17,920                 14,910
06/11              19,839                   20,147                 15,860
12/11              17,512                   17,852                 15,134
06/12              19,748                   20,183                 16,554
12/12              21,069                   21,584                 17,620
06/13              25,026                   25,761                 20,071
12/13              29,758                   30,715                 23,455
06/14              31,121                   32,229                 25,160
12/14              34,326                   35,639                 26,561
06/15              36,190                   37,699                 27,015
12/15              35,955                   37,586                 26,804
06/16              33,780                   35,383                 27,806
12/16              35,189                   36,961                 30,033
06/17              40,214                   42,372                 32,817
12/17              42,369                   44,770                 36,545
06/18              43,704                   46,306                 37,587
12/18              40,007                   42,512                 34,798

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             151            14              0            0
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0
01/01/18 - 12/31/18              96             2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              79             7              1            0
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0
01/01/18 - 12/31/18             150             3              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index in which larger companies receive a larger Index weighting and includes caps to prevent high concentrations among larger alternative energy stocks. The Index is an equity index designed to track the performance of clean-energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution, and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels, and advanced batteries. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -12.22%      0.53%        5.28%       -0.56%         2.68%      67.21%       -6.44%
Market Value                                  -12.59%      0.48%        5.27%       -0.58%         2.44%      67.15%       -6.65%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy
   Index(SM)                                  -12.11%      0.49%        5.35%       -0.38%         2.46%      68.42%       -4.42%
Russell 2000(R) Index                         -11.01%      4.41%       11.97%        5.76%        24.09%     209.83%       94.66%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -12.22% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index ("benchmark") generated a return of -11.01%. The Fund's largest allocated sector over the period was the Information Technology sector with a 46.2% allocation. This sector contributed -7.8% to the Fund's return, due to its -18.7% return. The Energy sector was the Fund's top performing sector with a 119.4% return, but due to the sector's low allocation of 1.0%, its contribution to the Fund's return was limited to only 0.5%. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund overweighting and underperforming the benchmark among the Information Technology sector by 31.9% and -16.9%, respectively, creating -5.4% of relative drag. The Energy sector reversed 2.1% of relative underperformance due to the Fund outperforming the benchmark by 159.1%.

Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        44.06%
Industrials                                   18.68
Utilities                                     17.97
Materials                                      8.70
Consumer Discretionary                         8.35
Real Estate                                    1.16
Energy                                         1.08
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    8.35%
ON Semiconductor Corp.                         7.22
Albemarle Corp.                                7.04
Integrated Device Technology, Inc.             6.49
Hexcel Corp.                                   5.13
Universal Display Corp.                        4.48
Cree, Inc.                                     4.26
First Solar, Inc.                              4.20
Brookfield Renewable Partners, L.P.            3.98
Littelfuse, Inc.                               3.94
                                             -------
   Total                                      55.09%
                                             =======

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/08             $10,000                   $10,000                  $10,000
06/09              12,368                    12,402                   10,264
12/09              14,379                    14,472                   12,717
06/10              11,913                    12,025                   12,469
12/10              14,674                    14,863                   16,132
06/11              13,656                    13,885                   17,134
12/11               8,624                     8,798                   15,460
06/12               8,347                     8,498                   16,779
12/12               8,581                     8,682                   17,987
06/13              12,828                    12,944                   20,840
12/13              16,285                    16,438                   24,970
06/14              18,729                    18,910                   25,767
12/14              15,789                    15,924                   26,192
06/15              16,945                    17,093                   27,436
12/15              14,773                    14,909                   25,035
06/16              13,325                    13,414                   25,591
12/16              14,459                    14,514                   30,371
06/17              16,904                    16,989                   31,887
12/17              19,047                    19,165                   34,821
06/18              18,338                    18,469                   37,488
12/18              16,721                    16,842                   30,983

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             122             3              0            0
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0
01/01/18 - 12/31/18             151             2              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             124             3              0            0
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0
01/01/18 - 12/31/18              95             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a subset of the S&P Developed REIT Index, which measures the performance of more than 200 REITs or REIT-like structures in 15 developed markets. The S&P Developed REIT Index is a sub-index of the S&P Global REIT Index. The S&P Developed REIT Index aims to represent an accurate measure of the REIT developed equity market, reflecting the risk and return characteristics of this broad universe on an on-going basis. The Index contains those constituents of the S&P Developed REIT Index that are domiciled in the United States. The Index includes the securities of small and mid cap companies. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -4.19%      7.24%       11.58%        3.42%        41.84%     199.07%        47.96%
Market Value                                   -4.18%      7.24%       11.64%        3.42%        41.84%     200.66%        47.97%

INDEX PERFORMANCE
S&P United States REIT Index*                  -3.79%      7.78%       12.16%         N/A         45.46%     214.94%         N/A
FTSE EPRA/NAREIT North America Index           -3.89%      7.24%       12.06%        3.67%        41.85%     212.32%        52.16%
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        6.66%        46.34%     244.95%       112.03%
------------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -4.19% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of -5.24%. Retail Real Estate Investment Trusts ("REITs") were given the highest allocation in the Fund over the period at 20.2%, but due to these securities' poor return of -4.6%, their contribution to the Fund's return was -1.0%. Health Care REITs were the Fund's top performing and contributing REITs with a 7.6% return and 0.7% contribution. Office REITs were the Fund's worst performing and contributing REITs with a -14.5% return and -1.7% contribution. On a relative basis, the Fund outperformed the benchmark. REITs accounted for 2.6% of the benchmark over the period and contributed -0.1% to the benchmark's return. The Fund's allocation to Residential REITs created 1.4% of relative outperformance as the Fund over allocated the benchmark these relatively well performing securities by 19.6%. The Fund over allocated the benchmark by 11.4% amongst Office REITs, which created -1.1% of relative underperformance.

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Retail                                        19.13%
Residential                                   18.50
Specialized                                   15.95
Health Care                                   13.11
Office                                        12.84
Industrial                                     8.62
Hotel & Resort                                 6.07
Diversified                                    5.78
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     6.88%
Prologis, Inc.                                 4.89
Public Storage                                 4.02
Welltower, Inc.                                3.45
Equity Residential                             3.22
AvalonBay Communities, Inc.                    3.18
Digital Realty Trust, Inc.                     2.91
Ventas, Inc.                                   2.77
Realty Income Corp.                            2.46
Boston Properties, Inc.                        2.30
                                             -------
   Total                                      36.08%
                                             =======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2008 - DECEMBER 31, 2018

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/08             $10,000                 $10,000                 $10,000                $10,000
06/09               8,731                   8,757                   8,993                 10,420
12/09              12,801                  12,859                  13,222                 12,834
06/10              13,500                  13,593                  13,900                 12,058
12/10              16,351                  16,521                  17,009                 15,007
06/11              17,986                  18,219                  18,807                 15,960
12/11              17,642                  17,920                  18,401                 15,160
06/12              20,225                  20,595                  21,091                 16,573
12/12              20,710                  21,143                  21,741                 17,649
06/13              21,971                  22,502                  22,763                 20,130
12/13              21,088                  21,649                  22,019                 23,570
06/14              24,749                  25,468                  25,780                 25,206
12/14              27,333                  28,203                  28,219                 26,529
06/15              25,603                  26,483                  26,509                 27,044
12/15              27,871                  28,919                  28,730                 26,657
06/16              31,483                  32,762                  32,499                 27,622
12/16              30,079                  31,376                  31,079                 30,050
06/17              30,614                  32,025                  31,642                 32,733
12/17              31,214                  32,736                  32,496                 36,397
06/18              31,560                  33,184                  33,016                 37,567
12/18              29,907                  31,494                  31,232                 34,495

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             193             0              0             0
01/01/15 - 12/31/15             130             0              0             0
01/01/16 - 12/31/16             156             0              0             0
01/01/17 - 12/31/17             106             0              0             0
01/01/18 - 12/31/18              86             3              1             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              59             0              0             0
01/01/15 - 12/31/15             122             0              0             0
01/01/16 - 12/31/16              96             0              0             0
01/01/17 - 12/31/17             145             0              0             0
01/01/18 - 12/31/18             160             0              1             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                            -8.89%      6.26%       11.80%        7.86%        35.47%     205.14%       141.53%
Market Value                                   -8.99%      6.23%       11.84%        7.86%        35.29%     206.15%       141.41%

INDEX PERFORMANCE
ISE Clean Edge Water Index                     -8.59%      6.79%       12.49%        8.52%        38.89%     224.58%       159.26%
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        6.66%        46.34%     244.95%       112.03%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.89% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of -5.24%. The Fund's largest allocated sector was the Industrials sector with a 56.3% allocation. This sector had a -14.3% return and -8.1% contribution to the Fund's return. The top performing sector was the Health Care sector with a 12.3% return and 1.3% contribution, stemming from its 12.2% allocation. The worst performing sector was the Materials sector with a -17.7% return. This sector had a 5.8% allocation and -1.0% contribution to the Fund's return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund over allocating the benchmark among the poor performing Industrials sector by 45.8%, creating -4.1% of relative underperformance. The Fund over allocated the benchmark among the relatively well performing Utilities securities by 18.1%, which created 1.2% of relative outperformance.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   53.73%
Utilities                                     23.94
Health Care                                   12.62
Materials                                      5.17
Information Technology                         4.54
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
American Water Works Co., Inc.                 4.80%
Agilent Technologies, Inc.                     4.62
Danaher Corp.                                  4.61
Ecolab, Inc.                                   4.53
Roper Technologies, Inc.                       4.13
Xylem, Inc.                                    4.07
Pentair PLC                                    4.02
American States Water Co.                      3.85
IDEX Corp.                                     3.81
Aqua America, Inc.                             3.72
                                             -------
   Total                                      42.16%
                                             =======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/08         $10,000          $10,000             $10,000
06/09          10,320           10,362              10,420
12/09          12,031           12,121              12,834
06/10          11,357           11,479              12,058
12/10          14,376           14,591              15,007
06/11          15,049           15,329              15,960
12/11          13,568           13,868              15,160
06/12          14,914           15,306              16,573
12/12          17,209           17,720              17,649
06/13          18,429           19,056              20,130
12/13          22,529           23,372              23,570
06/14          23,171           24,104              25,206
12/14          22,610           23,598              26,529
06/15          21,113           22,102              27,044
12/15          20,391           21,415              26,657
06/16          23,937           25,227              27,622
12/16          26,958           28,486              30,050
06/17          29,433           31,115              32,733
12/17          33,495           35,512              36,399
06/18          33,227           35,256              37,571
12/18          30,517           32,460              34,495

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             195             0              0            0
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0
01/01/18 - 12/31/18             177             5              1            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              56             1              0            0
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0
01/01/18 - 12/31/18              65             1              0            1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in equity securities that comprise the Index. The Index is designed to track public companies that derive a substantial portion of their revenue from mid-stream securities and/or the exploration and production of natural gas. Equity securities are selected for inclusion in the Index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After application of the screens, the remaining equity securities are divided into two groups, one for equity securities issued by master limited partnerships ("MLPs") and one for equity securities issued by entities that are not MLPs ("non-MLPs"). The Index is allocated 85% to equity securities issued by non-MLPs, and the remaining 15% consists of equity securities issued by MLPs. The Index uses a linear-based capitalization-weighted methodology for each of the MLP and non-MLP group of constituents that initially ranks the equity securities based on market capitalization and average daily trading volume, and then adjusts the combined rankings of each equity security by a factor relating to its market capitalization. The resulting linear weight distribution prevents a few large component stocks from dominating the Index while allowing smaller companies to adequately influence Index performance. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -34.77%     -30.38%     -12.08%       -14.34%      -83.65%     -72.39%       -83.53%
Market Value                                  -34.77%     -30.37%     -11.96%       -14.34%      -83.64%     -72.04%       -83.53%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index              -34.54%     -30.40%     -11.77%       -14.02%      -83.67%     -71.41%       -82.80%
S&P Composite 1500(R) Energy Index            -19.31%      -6.56%       3.19%         0.57%      -28.77%      36.85%         6.88%
Russell 3000(R) Index                          -5.24%       7.91%      13.18%         6.66%       46.34%     244.95%       112.03%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -34.77% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index ("benchmark") generated a return of -19.31%. The Oil, Gas & Consumable Fuels industry made up 92.2% of the Fund over the period. Anadarko Petroleum Corp. was the top performing security in the Fund with a 28.7% return, while Ultra Petroleum Corp. was the worst performing security in the Fund with a -77.6% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst the Oil, Gas & Consumable Fuels securities by -20.3%, which created -18.8% of relative drag. The Fund outperformed the benchmark amongst the Energy Equipment & Services securities by 6.9%, which created 3.4% of relative outperformance.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            77.87%
Oil & Gas Storage & Transportation            16.79
Gas Utilities                                  4.31
Oil & Gas Drilling                             1.03
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
EQT Corp.                                      5.56%
Cabot Oil & Gas Corp.                          4.89
Continental Resources, Inc.                    4.84
Encana Corp.                                   4.74
Devon Energy Corp.                             4.60
Noble Energy, Inc.                             4.35
Concho Resources, Inc.                         4.35
National Fuel Gas Co.                          4.31
Cimarex Energy Co.                             4.14
Murphy Oil Corp.                               3.91
                                             -------
   Total                                      45.69%
                                             =======

                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        DECEMBER 31, 2008 - DECEMBER 31, 2018

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/08           $10,000                    $10,000                     $10,000                      $10,000
06/09            10,816                     10,834                      10,420                        9,910
12/09            14,920                     14,988                      12,834                       11,641
06/10            12,991                     13,116                      12,058                       10,263
12/10            16,744                     17,044                      15,007                       14,129
06/11            18,454                     18,852                      15,960                       15,752
12/11            15,599                     15,990                      15,160                       14,682
06/12            14,120                     14,519                      16,573                       14,250
12/12            13,492                     13,921                      17,649                       15,319
06/13            13,893                     14,360                      20,130                       16,808
12/13            16,884                     17,503                      23,570                       19,210
06/14            20,462                     21,259                      25,206                       21,700
12/14             9,791                     10,147                      26,529                       17,449
06/15             8,347                      8,575                      27,044                       16,631
12/15             4,005                      4,091                      26,657                       13,598
06/16             4,442                      4,526                      27,622                       15,715
12/16             4,785                      4,900                      30,050                       17,310
06/17             3,812                      3,917                      32,733                       14,918
12/17             4,233                      4,367                      36,399                       16,956
06/18             4,368                      4,521                      37,571                       18,216
12/18             2,761                      2,859                      34,495                       13,682

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             140             1              0            0
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0
01/01/18 - 12/31/18             104             6              2            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             111             0              0            0
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0
01/01/18 - 12/31/18             137             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is a modified market capitalization weighted portfolio of 50 American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -20.68%      3.14%       11.44%        4.99%        16.71%     195.36%        76.27%
Market Value                                  -20.84%      3.07%       11.34%        4.97%        16.31%     192.75%        76.04%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                         -20.27%      3.64%       12.00%        5.53%        19.58%     210.56%        87.28%
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        6.66%        46.34%     244.95%       112.03%
MSCI Emerging Markets Index                   -14.58%      1.65%        8.02%        2.17%         8.51%     116.29%        28.36%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -20.68% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index ("benchmark") generated a return of -14.58%. Chinese securities were given the largest allocation in the Fund over the period with a 53.8% allocation. These securities returned -31.0% and contributed -17.2% to the Fund's return. Indian securities comprised the remainder of the Fund and had a -6.9% return and -2.8% contribution. On a relative basis, the Fund underperformed the benchmark. The underperformance can be attributed to the Fund allocating 27.0% more weighting to the poor performing Chinese securities, which created -8.7% of underperformance. The benchmark had a 14.6% allocation to South Korean securities versus the Fund's 0% allocation. South Korean securities returned -21.1% in the benchmark, which created 1.6% of relative outperformance for the Fund.

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        37.20%
Communication Services                        19.97
Financials                                    17.66
Information Technology                        13.65
Materials                                      4.38
Health Care                                    3.90
Energy                                         1.90
Industrials                                    1.34
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
HDFC Bank Ltd., ADR                            7.56%
ICICI Bank Ltd., ADR                           7.49
JD.com, Inc., ADR                              7.30
Infosys Ltd., ADR                              7.14
Alibaba Group Holding Ltd., ADR                6.31
Baidu, Inc., ADR                               6.23
NetEase, Inc, ADR                              4.38
Vedanta Ltd., ADR                              4.38
Tata Motors Ltd., ADR                          4.22
Wipro Ltd., ADR                                4.16
                                             -------
   Total                                      59.17%
                                             =======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2008 - DECEMBER 31, 2018

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/08         $10,000                  $10,000                    $10,000                   $10,000
06/09          13,956                   14,012                     10,420                    13,601
12/09          18,157                   18,288                     12,834                    17,850
06/10          17,661                   17,851                     12,058                    16,749
12/10          21,508                   21,842                     15,007                    21,219
06/11          21,861                   22,325                     15,960                    21,406
12/11          15,913                   16,199                     15,160                    17,311
06/12          16,871                   17,200                     16,573                    17,991
12/12          18,634                   19,037                     17,649                    20,465
06/13          18,863                   19,328                     20,130                    18,506
12/13          25,305                   25,969                     23,570                    19,931
06/14          26,887                   27,652                     25,206                    21,155
12/14          25,906                   26,684                     26,529                    19,496
06/15          27,748                   28,635                     27,044                    20,071
12/15          25,822                   26,725                     26,657                    16,587
06/16          24,882                   25,822                     27,622                    17,650
12/16          25,268                   26,318                     30,050                    18,442
06/17          32,437                   33,869                     32,733                    21,841
12/17          37,234                   38,949                     36,399                    25,318
06/18          36,515                   38,283                     37,571                    23,632
12/18          29,533                   31,055                     34,495                    21,626

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              96             0              0            0
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0
01/01/18 - 12/31/18             143             1              0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             155             1              0            0
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0
01/01/18 - 12/31/18             105             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is a market capitalization weighted index that includes all NASDAQ banks and thrifts or their holding companies excluding the 50 largest U.S. banks by asset size. Also excluded are banks that have an international specialization and those banks that have a credit-card specialization, as screened by the American Bankers Association ("ABA") based on the most recent data from the Federal Deposit Insurance Corporation. Banks with an international specialization are those institutions with assets greater than $10 billion and more than 25% of total assets in foreign offices. Banks with a credit-card specialization are those institutions with credit-card loans plus securitized receivables in excess of 50% of total assets plus securitized receivables. Securities in the Index must have a market capitalization of at least $200 million and a three-month average daily trading volume of at least $500 thousand. The Index is rebalanced quarterly and reconstituted semi-annually. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL               CUMULATIVE
                                                                                       TOTAL RETURNS              TOTAL RETURNS
                                                                       1 Year     5 Years      Inception     5 Years      Inception
                                                                       Ended       Ended       (6/29/09)      Ended       (6/29/09)
                                                                      12/31/18    12/31/18    to 12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                                                   -16.14%      5.15%        10.03%        28.54%       148.05%
Market Value                                                          -16.39%      5.08%        10.02%        28.13%       147.95%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank Index(SM)                            -15.69%      5.79%        10.72%        32.51%       163.37%
S&P Composite 1500(R) Financials Index                                -13.03%      8.31%        12.10%        49.05%       196.30%
Russell 3000(R) Index                                                  -5.24%      7.91%        13.33%        46.34%       228.56%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -16.14% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index ("benchmark") generated a return of -13.03%. The Fund was made up of 99.1% Financial securities over the period. More specifically, this 99.1% allocation was invested in the Banking industry. This industry had a -16.1% return and contributed -16.1% to the Fund's return. Popular, Inc. was the Fund's top performing security over the period with a 35.8% return, while Bank OZK was the Fund's worst performing security with a -52.0% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Financials securities by -2.6%, creating -3.1% of relative underperformance.

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         88.14%
Thrifts & Mortgage Finance                    11.50
IT Services                                    0.36
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
East West Bancorp, Inc.                        2.91%
Commerce Bancshares, Inc.                      2.90
BOK Financial Corp.                            2.21
Popular, Inc.                                  2.18
TFS Financial Corp.                            2.08
First Citizens BancShares, Inc., Class A       1.88
PacWest Bancorp                                1.87
First Financial Bankshares, Inc.               1.80
Wintrust Financial Corp.                       1.73
Pinnacle Financial Partners, Inc.              1.65
                                             -------
   Total                                      21.21%
                                             =======

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    JUNE 29, 2009 - DECEMBER 31, 2018

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
06/09          $10,000                $10,000                    $10,000                    $10,000
12/09           11,280                 11,318                     12,112                     12,224
06/10           11,438                 11,505                     11,744                     11,484
12/10           12,721                 12,846                     13,722                     14,293
06/11           12,520                 12,688                     13,420                     15,201
12/11           11,898                 12,095                     11,662                     14,439
06/12           13,081                 13,343                     13,227                     15,785
12/12           13,507                 13,817                     14,806                     16,809
06/13           16,006                 16,427                     17,584                     19,172
12/13           19,302                 19,873                     19,879                     22,448
06/14           19,296                 19,929                     20,907                     24,006
12/14           19,827                 20,537                     22,839                     25,266
06/15           21,637                 22,484                     22,892                     25,756
12/15           21,390                 22,288                     22,677                     25,388
06/16           21,026                 21,976                     22,310                     26,307
12/16           29,426                 30,865                     28,184                     28,619
06/17           28,402                 29,883                     29,940                     31,175
12/17           29,581                 31,239                     34,069                     34,674
06/18           31,092                 32,931                     32,917                     35,790
12/18           24,805                 26,338                     29,629                     32,855

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             115             9              0             0
01/01/15 - 12/31/15             137             5              0             0
01/01/16 - 12/31/16             133             0              0             0
01/01/17 - 12/31/17             128             5              0             0
01/01/18 - 12/31/18             125            12              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             116            12              0             0
01/01/15 - 12/31/15             110             0              0             0
01/01/16 - 12/31/16             119             0              0             0
01/01/17 - 12/31/17             116             1              1             0
01/01/18 - 12/31/18             106             7              1             0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2018      DECEMBER 31, 2018      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $  905.70             0.59%             $2.83
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $  887.80             0.58%             $2.76
Hypothetical (5% return before expenses)             $1,000.00           $1,022.28             0.58%             $2.96

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $  915.40             0.60%             $2.90
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $  911.70             0.60%             $2.89
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $  947.70             0.50%             $2.45
Hypothetical (5% return before expenses)             $1,000.00           $1,022.68             0.50%             $2.55

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $  918.40             0.55%             $2.66
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80

FIRST TRUST EXCHANGE-TRADED FUND

DECEMBER 31, 2018 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2018      DECEMBER 31, 2018      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $  632.10             0.60%             $2.47
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $  808.80             0.59%             $2.69
Hypothetical (5% return before expenses)             $1,000.00           $1,022.23             0.59%             $3.01

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $  797.80             0.60%             $2.72
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2018 through December 31, 2018), multiplied by 184/365 (to reflect the six-month period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AIRLINES -- 2.0%
     141,944 American Airlines Group, Inc.     $    4,557,822
      53,461 United Continental Holdings,
                Inc. (a)                            4,476,289
                                               --------------
                                                    9,034,111
                                               --------------
             AUTOMOBILES -- 1.0%
      14,211 Tesla, Inc. (a)                        4,729,421
                                               --------------
             BEVERAGES -- 1.9%
      91,169 Monster Beverage Corp. (a)             4,487,338
      40,048 PepsiCo, Inc.                          4,424,503
                                               --------------
                                                    8,911,841
                                               --------------
             BIOTECHNOLOGY -- 9.1%
      45,979 Alexion Pharmaceuticals, Inc. (a)      4,476,515
      24,356 Amgen, Inc.                            4,741,383
      15,594 Biogen, Inc. (a)                       4,692,546
      54,790 BioMarin Pharmaceutical, Inc. (a)      4,665,369
      72,399 Celgene Corp. (a)                      4,640,052
      69,959 Gilead Sciences, Inc.                  4,375,935
      75,770 Incyte Corp. (a)                       4,818,214
      12,851 Regeneron Pharmaceuticals,
                Inc. (a)                            4,799,849
      28,284 Vertex Pharmaceuticals, Inc. (a)       4,686,942
                                               --------------
                                                   41,896,805
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
      27,928 Cintas Corp.                           4,691,625
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     105,065 Cisco Systems, Inc.                    4,552,466
                                               --------------
             ELECTRIC UTILITIES -- 0.9%
      85,910 Xcel Energy, Inc.                      4,232,786
                                               --------------
             ENTERTAINMENT -- 5.9%
      97,743 Activision Blizzard, Inc.              4,551,892
      58,120 Electronic Arts, Inc. (a)              4,586,249
      18,346 NetEase, Inc., ADR                     4,318,098
      18,107 Netflix, Inc. (a)                      4,846,520
      44,133 Take-Two Interactive Software,
                Inc. (a)                            4,543,051
      47,016 Twenty-First Century Fox, Inc.,
                Class A                             2,262,410
      47,294 Twenty-First Century Fox, Inc.,
                Class B                             2,259,707
                                               --------------
                                                   27,367,927
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      22,697 Costco Wholesale Corp.                 4,623,606
      66,414 Walgreens Boots Alliance, Inc.         4,538,069
                                               --------------
                                                    9,161,675
                                               --------------
             FOOD PRODUCTS -- 1.9%
      99,779 Kraft Heinz (The) Co.                  4,294,488
     109,034 Mondelez International, Inc.,
                Class A                             4,364,631
                                               --------------
                                                    8,659,119
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 3.0%
      22,726 Align Technology, Inc. (a)        $    4,759,506
      24,245 IDEXX Laboratories, Inc. (a)           4,510,055
       9,884 Intuitive Surgical, Inc. (a)           4,733,645
                                               --------------
                                                   14,003,206
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.0%
         246 Cigna Corp.                               46,720
      58,533 Henry Schein, Inc. (a)                 4,596,011
                                               --------------
                                                    4,642,731
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.0%
      89,857 Cerner Corp. (a)                       4,712,101
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.0%
      43,400 Marriott International, Inc.,
                Class A                             4,711,504
      72,314 Starbucks Corp.                        4,657,021
      46,626 Wynn Resorts Ltd.                      4,611,778
                                               --------------
                                                   13,980,303
                                               --------------
             INSURANCE -- 1.0%
      30,141 Willis Towers Watson PLC               4,577,212
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.0%
       2,253 Alphabet, Inc., Class A (a)            2,354,295
       2,274 Alphabet, Inc., Class C (a)            2,354,977
      28,087 Baidu, Inc., ADR (a)                   4,454,598
      35,402 Facebook, Inc., Class A (a)            4,640,848
                                               --------------
                                                   13,804,718
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 7.0%
       3,209 Amazon.com, Inc. (a)                   4,819,822
       2,702 Booking Holdings, Inc. (a)             4,653,979
     169,177 Ctrip.com International Ltd.,
                ADR (a)                             4,577,930
     164,661 eBay, Inc. (a)                         4,622,034
      39,819 Expedia Group, Inc.                    4,485,610
     227,040 JD.com, Inc., ADR (a)                  4,751,947
      14,906 MercadoLibre, Inc. (a)                 4,365,222
                                               --------------
                                                   32,276,544
                                               --------------
             IT SERVICES -- 6.0%
      35,056 Automatic Data Processing, Inc.        4,596,543
      72,518 Cognizant Technology Solutions
                Corp., Class A                      4,603,443
      62,540 Fiserv, Inc. (a)                       4,596,064
      69,308 Paychex, Inc.                          4,515,416
      55,987 PayPal Holdings, Inc. (a)              4,707,947
      31,149 VeriSign, Inc. (a)                     4,619,085
                                               --------------
                                                   27,638,498
                                               --------------
             LEISURE PRODUCTS -- 1.0%
      57,038 Hasbro, Inc.                           4,634,338
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      15,817 Illumina, Inc. (a)                     4,743,993
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY -- 1.0%
      80,798 PACCAR, Inc.                      $    4,616,798
                                               --------------
             MEDIA -- 3.9%
      15,558 Charter Communications, Inc.,
                Class A (a)                         4,433,563
     129,740 Comcast Corp., Class A                 4,417,647
     104,558 Liberty Global PLC, Class A (a)        2,231,268
     108,516 Liberty Global PLC, Class C (a)        2,239,770
     789,598 Sirius XM Holdings, Inc. (b)           4,508,605
                                               --------------
                                                   17,830,853
                                               --------------
             MULTILINE RETAIL -- 1.0%
      53,184 Dollar Tree, Inc. (a)                  4,803,579
                                               --------------
             PHARMACEUTICALS -- 1.0%
     170,450 Mylan N.V. (a)                         4,670,330
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
      41,793 Verisk Analytics, Inc. (a)             4,557,109
                                               --------------
             ROAD & RAIL -- 1.9%
      72,534 CSX Corp.                              4,506,537
      48,146 J.B. Hunt Transport Services, Inc.     4,479,504
                                               --------------
                                                    8,986,041
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 17.1%
     257,727 Advanced Micro Devices, Inc. (a)       4,757,640
      53,799 Analog Devices, Inc.                   4,617,568
     144,269 Applied Materials, Inc.                4,723,367
      29,814 ASML Holding N.V.                      4,639,655
      18,208 Broadcom, Inc.                         4,629,930
      98,243 Intel Corp.                            4,610,544
      51,598 KLA-Tencor Corp.                       4,617,505
      34,578 Lam Research Corp.                     4,708,486
      91,333 Maxim Integrated Products, Inc.        4,644,283
      65,144 Microchip Technology, Inc.             4,685,157
     144,797 Micron Technology, Inc. (a)            4,594,409
      34,004 NVIDIA Corp.                           4,539,534
      63,258 NXP Semiconductors N.V.                4,635,546
      80,222 QUALCOMM, Inc.                         4,565,434
      68,300 Skyworks Solutions, Inc.               4,577,466
      48,945 Texas Instruments, Inc.                4,625,303
      54,315 Xilinx, Inc.                           4,626,009
                                               --------------
                                                   78,797,836
                                               --------------
             SOFTWARE -- 10.1%
      21,003 Adobe, Inc. (a)                        4,751,719
      36,481 Autodesk, Inc. (a)                     4,691,821
     108,269 Cadence Design Systems, Inc. (a)       4,707,536
      44,231 Check Point Software
                Technologies Ltd. (a)               4,540,312
      43,946 Citrix Systems, Inc.                   4,502,707
      23,811 Intuit, Inc.                           4,687,195
      44,933 Microsoft Corp.                        4,563,845
     237,338 Symantec Corp.                         4,484,502
      54,409 Synopsys, Inc. (a)                     4,583,414
      31,241 Workday, Inc., Class A (a)             4,988,563
                                               --------------
                                                   46,501,614
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 3.1%
      13,483 O'Reilly Automotive, Inc. (a)     $    4,642,601
      57,258 Ross Stores, Inc.                      4,763,866
      19,248 Ulta Beauty, Inc. (a)                  4,712,680
                                               --------------
                                                   14,119,147
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 3.0%
      29,053 Apple, Inc.                            4,582,820
      77,303 NetApp, Inc.                           4,612,670
     121,214 Western Digital Corp.                  4,481,282
                                               --------------
                                                   13,676,772
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.0%
      39,022 Lululemon Athletica, Inc. (a)          4,745,465
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
      87,882 Fastenal Co.                           4,595,350
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
      70,716 T-Mobile US, Inc. (a)                  4,498,245
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%         460,650,559
             (Cost $436,396,472)               --------------

             MONEY MARKET FUNDS -- 0.3%
   1,400,245 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                       1,400,245
             (Cost $1,400,245)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.6%
$    617,834 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $617,935. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $632,689. (d)                         617,834
   2,223,599 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $2,223,951. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral is
                $2,268,028. (d)                     2,223,599
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.6%                             2,841,433
             (Cost $2,841,433)                 --------------

             TOTAL INVESTMENTS -- 100.7%          464,892,237
             (Cost $440,638,150) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.7)%              (3,427,746)
                                               --------------
             NET ASSETS -- 100.0%              $  461,464,491
                                               ==============


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,057,743 and the total value of the collateral held by the Fund is $4,236,665.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $444,745,842. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $62,869,451 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $42,723,056. The net unrealized appreciation was $20,146,395.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   460,650,559     $           --     $           --
Money Market
   Funds                 1,400,245                 --                 --
Repurchase
   Agreements                   --          2,841,433                 --
                   -----------------------------------------------------
Total Investments  $   462,050,804     $    2,841,433     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    4,057,743
Non-cash Collateral(2)                             (4,057,743)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,841,433
Non-cash Collateral(4)                             (2,841,433)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             COMMUNICATIONS EQUIPMENT
                -- 2.6%
   1,162,867 Cisco Systems, Inc.               $   50,387,027
                                               --------------
             ENTERTAINMENT -- 2.5%
     204,359 NetEase, Inc., ADR                    48,099,978
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.7%
     990,855 Cerner Corp. (a)                      51,960,436
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 7.8%
      24,892 Alphabet, Inc., Class A (a)           26,011,144
      25,136 Alphabet, Inc., Class C (a)           26,031,093
     311,697 Baidu, Inc., ADR (a)                  49,435,144
     390,462 Facebook, Inc., Class A (a)           51,185,664
                                               --------------
                                                  152,663,045
                                               --------------
             IT SERVICES -- 5.2%
     805,167 Cognizant Technology Solutions
                Corp., Class A                     51,112,001
     343,733 VeriSign, Inc. (a)                    50,972,167
                                               --------------
                                                  102,084,168
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 44.8%
   2,855,095 Advanced Micro Devices, Inc. (a)      52,705,054
     595,737 Analog Devices, Inc.                  51,132,107
   1,607,378 Applied Materials, Inc.               52,625,556
     330,805 ASML Holding N.V.                     51,479,874
     201,500 Broadcom, Inc.                        51,237,420
   1,091,822 Intel Corp.                           51,239,206
     571,897 KLA-Tencor Corp.                      51,179,063
     383,966 Lam Research Corp.                    52,284,650
   1,012,609 Maxim Integrated Products, Inc.       51,491,168
     722,075 Microchip Technology, Inc.            51,931,634
   1,605,816 Micron Technology, Inc. (a)           50,952,542
     377,497 NVIDIA Corp.                          50,395,849
     702,332 NXP Semiconductors N.V.               51,466,889
     891,273 QUALCOMM, Inc.                        50,722,346
     757,249 Skyworks Solutions, Inc.              50,750,828
     541,230 Texas Instruments, Inc.               51,146,235
     602,647 Xilinx, Inc.                          51,327,445
                                               --------------
                                                  874,067,866
                                               --------------
             SOFTWARE -- 26.4%
     232,714 Adobe, Inc. (a)                       52,649,215
     405,718 Autodesk, Inc. (a)                    52,179,392
   1,200,721 Cadence Design Systems, Inc. (a)      52,207,349
     491,434 Check Point Software
                Technologies Ltd. (a)              50,445,700
     487,954 Citrix Systems, Inc.                  49,995,767
     263,450 Intuit, Inc.                          51,860,133
     498,578 Microsoft Corp.                       50,640,567
   2,637,964 Symantec Corp.                        49,844,330
     603,279 Synopsys, Inc. (a)                    50,820,223
     343,905 Workday, Inc., Class A (a)            54,914,750
                                               --------------
                                                  515,557,426
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 7.8%
     323,592 Apple, Inc.                       $   51,043,402
     855,267 NetApp, Inc.                          51,033,782
   1,346,852 Western Digital Corp.                 49,793,118
                                               --------------
                                                  151,870,302
                                               --------------
             TOTAL INVESTMENTS -- 99.8%         1,946,690,248
             (Cost $1,923,885,604) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                 3,978,539
                                               --------------
             NET ASSETS -- 100.0%              $1,950,668,787
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,944,462,973. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $158,358,392 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $156,131,117. The net unrealized appreciation was $2,227,275.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $ 1,946,690,248     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.7%
             AIRLINES -- 3.2%
      38,569 American Airlines Group, Inc. $ 1,238,451 14,536 United Continental Holdings,
                Inc. (b)                            1,217,099
                                               --------------
                                                    2,455,550
                                               --------------
             AUTOMOBILES -- 1.7%
       3,856 Tesla, Inc. (b)                        1,283,277
                                               --------------
             BEVERAGES -- 3.1%
      24,727 Monster Beverage Corp. (b)             1,217,063
      10,860 PepsiCo, Inc.                          1,199,813
                                               --------------
                                                    2,416,876
                                               --------------
             BIOTECHNOLOGY -- 14.6%
      12,491 Alexion Pharmaceuticals, Inc. (b)      1,216,124
       6,611 Amgen, Inc.                            1,286,963
       4,224 Biogen, Inc. (b)                       1,271,086
      14,887 BioMarin Pharmaceutical, Inc. (b)      1,267,628
      19,599 Celgene Corp. (b)                      1,256,100
      18,942 Gilead Sciences, Inc.                  1,184,822
      20,485 Incyte Corp. (b)                       1,302,641
       3,495 Regeneron Pharmaceuticals,
                Inc. (b)                            1,305,383
       7,672 Vertex Pharmaceuticals, Inc. (b)       1,271,327
                                               --------------
                                                   11,362,074
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.6%
       7,586 Cintas Corp.                           1,274,372
                                               --------------
             ELECTRIC UTILITIES -- 1.5%
      23,317 Xcel Energy, Inc.                      1,148,829
                                               --------------
             ENTERTAINMENT -- 8.1%
      26,537 Activision Blizzard, Inc.              1,235,828
      15,736 Electronic Arts, Inc. (b)              1,241,728
       4,905 Netflix, Inc. (b)                      1,312,872
      11,973 Take-Two Interactive Software,
                Inc. (b)                            1,232,501
      12,777 Twenty-First Century Fox, Inc.,
                Class A                               614,829
      12,853 Twenty-First Century Fox, Inc.,
                Class B                               614,116
                                               --------------
                                                    6,251,874
                                               --------------
             FOOD & STAPLES RETAILING -- 3.2%
       6,161 Costco Wholesale Corp.                 1,255,057
      18,055 Walgreens Boots Alliance, Inc.         1,233,698
                                               --------------
                                                    2,488,755
                                               --------------
             FOOD PRODUCTS -- 3.0%
      27,076 Kraft Heinz (The) Co.                  1,165,351
      29,604 Mondelez International, Inc.,
                Class A                             1,185,048
                                               --------------
                                                    2,350,399
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 4.9%
       6,147 Align Technology, Inc. (b)             1,287,366
       6,587 IDEXX Laboratories, Inc. (b)           1,225,314


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                (CONTINUED)
       2,681 Intuitive Surgical, Inc. (b)      $    1,283,984
                                               --------------
                                                    3,796,664
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.7%
         321 Cigna Corp.                               60,964
      15,897 Henry Schein, Inc. (b)                 1,248,233
                                               --------------
                                                    1,309,197
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.9%
      11,770 Marriott International, Inc.,
                Class A                             1,277,751
      19,618 Starbucks Corp.                        1,263,399
      12,645 Wynn Resorts Ltd.                      1,250,717
                                               --------------
                                                    3,791,867
                                               --------------
             INSURANCE -- 1.6%
       8,207 Willis Towers Watson PLC               1,246,315
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 11.3%
         870 Amazon.com, Inc. (b)                   1,306,714
         733 Booking Holdings, Inc. (b)             1,262,534
      45,928 Ctrip.com International Ltd.,
                ADR (b)                             1,242,811
      44,653 eBay, Inc. (b)                         1,253,410
      10,812 Expedia Group, Inc.                    1,217,972
      61,642 JD.com, Inc., ADR (b)                  1,290,167
       4,026 MercadoLibre, Inc. (b)                 1,179,014
                                               --------------
                                                    8,752,622
                                               --------------
             IT SERVICES -- 6.4%
       9,525 Automatic Data Processing, Inc.        1,248,918
      16,974 Fiserv, Inc. (b)                       1,247,419
      18,833 Paychex, Inc.                          1,226,970
      15,219 PayPal Holdings, Inc. (b)              1,279,766
                                               --------------
                                                    5,003,073
                                               --------------
             LEISURE PRODUCTS -- 1.6%
      15,491 Hasbro, Inc.                           1,258,644
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
       4,286 Illumina, Inc. (b)                     1,285,500
                                               --------------
             MACHINERY -- 1.6%
      21,920 PACCAR, Inc.                           1,252,509
                                               --------------
             MEDIA -- 6.2%
       4,231 Charter Communications, Inc.,
                Class A (b)                         1,205,708
      35,301 Comcast Corp., Class A                 1,201,999
      28,359 Liberty Global PLC, Class A (b)          605,181
      29,417 Liberty Global PLC, Class C (b)          607,167
     213,982 Sirius XM Holdings, Inc. (c)           1,221,837
                                               --------------
                                                    4,841,892
                                               --------------
             MULTILINE RETAIL -- 1.7%
      14,450 Dollar Tree, Inc. (b)                  1,305,124
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             PHARMACEUTICALS -- 1.6%
      46,155 Mylan N.V. (b)                    $    1,264,647
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      11,349 Verisk Analytics, Inc. (b)             1,237,495
                                               --------------
             ROAD & RAIL -- 3.1%
      19,681 CSX Corp.                              1,222,781
      13,074 J.B. Hunt Transport Services, Inc.     1,216,405
                                               --------------
                                                    2,439,186
                                               --------------
             SPECIALTY RETAIL -- 4.9%
       3,648 O'Reilly Automotive, Inc. (b)          1,256,116
      15,533 Ross Stores, Inc.                      1,292,346
       5,224 Ulta Beauty, Inc. (b)                  1,279,044
                                               --------------
                                                    3,827,506
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.7%
      10,581 Lululemon Athletica, Inc. (b)          1,286,755
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.6%
      23,872 Fastenal Co.                           1,248,267
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.6%
      19,257 T-Mobile US, Inc. (b)                  1,224,938
                                               --------------
             TOTAL COMMON STOCKS -- 99.7%          77,404,207
             (Cost $74,933,686)                --------------

             MONEY MARKET FUNDS -- 0.9%
     373,473 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (d) (e)                         373,473
     335,076 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio -Institutional
                Class - 2.33% (d)                     335,076
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.9%                               708,549
             (Cost $708,549)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.0%
$    164,788 BNP Paribas S.A., 2.95% (d),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $164,815. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $168,750. (e)                  $      164,788
     593,077 JPMorgan Chase & Co., 2.85% (d),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $593,171. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral
                is $604,927. (e)                      593,077
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.0%                               757,865
             (Cost $757,865)                   --------------

             TOTAL INVESTMENTS -- 101.6%           78,870,621
             (Cost $76,400,100) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%              (1,252,417)
                                               --------------
             NET ASSETS -- 100.0%              $   77,618,204
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,099,249 and the total value of the collateral held by the Fund is $1,130,001.

(d)   Rate shown reflects yield as of December 31, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $77,051,599. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,508,659 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,689,637. The net unrealized appreciation was $1,819,022.

ADR - American Depositary Receipt


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

DECEMBER 31, 2018

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    77,404,207     $           --     $           --
Money Market
   Funds                   708,549                 --                 --
Repurchase
   Agreements                   --            757,865                 --
                   -----------------------------------------------------
Total Investments  $    78,112,756     $      757,865     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    1,099,249
Non-cash Collateral(2)                             (1,099,249)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      757,865
Non-cash Collateral(4)                               (757,865)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 5.1%
      74,689 Hexcel Corp.                      $    4,282,667
                                               --------------
             AUTOMOBILES -- 8.3%
      20,955 Tesla, Inc. (a)                        6,973,824
                                               --------------
             CHEMICALS -- 8.7%
      76,249 Albemarle Corp.                        5,876,511
      36,184 Sociedad Quimica y Minera de
                Chile S.A., ADR (b)                 1,385,847
                                               --------------
                                                    7,262,358
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.5%
      26,242 Ameresco, Inc., Class A (a)              370,012
                                               --------------
             ELECTRICAL EQUIPMENT -- 13.1%
      28,243 Acuity Brands, Inc.                    3,246,533
     217,448 Ballard Power Systems,
                Inc. (a) (b)                          519,701
      39,536 EnerSys                                3,068,389
      99,737 Enphase Energy, Inc. (a) (b)             471,756
     218,919 Plug Power, Inc. (a) (b)                 271,459
     104,919 Sunrun, Inc. (a)                       1,142,568
      32,372 TPI Composites, Inc. (a)                 795,704
      26,647 Vicor Corp. (a)                        1,006,990
     111,924 Vivint Solar, Inc. (a) (b)               426,430
                                               --------------
                                                   10,949,530
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 9.0%
     158,332 AVX Corp.                              2,414,563
      36,973 Itron, Inc. (a)                        1,748,453
      19,191 Littelfuse, Inc.                       3,290,873
      43,025 Maxwell Technologies, Inc. (a) (b)        89,062
                                               --------------
                                                    7,542,951
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 1.2%
      50,693 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.          965,702
                                               --------------
             INDEPENDENT POWER AND
                RENEWABLE ELECTRICITY PRODUCERS
                -- 17.9%
      94,005 Atlantica Yield PLC                    1,842,498
     128,308 Brookfield Renewable Partners,
                L.P. (c)                            3,323,177
      68,557 Clearway Energy, Inc., Class C         1,182,608
      52,540 NextEra Energy Partners,
                L.P. (c) (d)                        2,261,847
      47,531 Ormat Technologies, Inc.               2,485,872
      92,015 Pattern Energy Group, Inc.,
                Class A                             1,713,319
     196,177 TerraForm Power, Inc., Class A         2,201,106
                                               --------------
                                                   15,010,427
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.1%
      34,988 Renewable Energy Group, Inc. (a)         899,192
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 34.9%
      36,103 Advanced Energy Industries,
                Inc. (a)                       $    1,549,902
      54,950 Canadian Solar, Inc. (a) (b)             787,983
      83,194 Cree, Inc. (a)                         3,558,623
       9,449 Daqo New Energy Corp.,
                ADR (a) (b)                           221,106
      82,613 First Solar, Inc. (a)                  3,507,335
     111,927 Integrated Device Technology,
                Inc. (a)                            5,420,625
      26,762 JinkoSolar Holding Co., Ltd.,
                ADR (a)                               264,676
     365,164 ON Semiconductor Corp. (a)             6,028,858
      27,511 Power Integrations, Inc.               1,677,621
      42,916 SolarEdge Technologies, Inc. (a)       1,506,351
     132,339 SunPower Corp. (a) (b)                   657,725
      39,984 Universal Display Corp. (b)            3,741,303
      44,830 Veeco Instruments, Inc. (a)              332,190
                                               --------------
                                                   29,254,298
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          83,510,961
             (Cost $81,909,794)                --------------

             MONEY MARKET FUNDS -- 2.4%
   2,031,713 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (e) (f)                       2,031,713
             (Cost $2,031,713)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.9%
$    896,459 BNP Paribas S.A., 2.95% (e),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $896,605. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $918,013. (f)                         896,459
   3,226,377 JPMorgan Chase & Co., 2.85% (e),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $3,226,888. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral
                is $3,290,842. (f)                  3,226,377
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 4.9%                             4,122,836
             (Cost $4,122,836)                 --------------

             TOTAL INVESTMENTS -- 107.1%           89,665,510
             (Cost $88,064,343) (g)

             NET OTHER ASSETS AND
                LIABILITIES -- (7.1)%              (5,934,120)
                                               --------------
             NET ASSETS -- 100.0%              $   83,731,390
                                               ==============


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,971,190 and the total value of the collateral held by the Fund is $6,147,276.

(c)   Security is a Master Limited Partnership ("MLP").

(d) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2018.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $89,766,503. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $10,784,646 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,885,639. The net unrealized depreciation was $100,993.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    83,510,961     $           --     $           --
Money Market
   Funds                 2,031,713                 --                 --
Repurchase
   Agreements                   --          4,122,836                 --
                   -----------------------------------------------------
Total Investments  $    85,542,674     $    4,122,836     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    5,971,190
Non-cash Collateral(2)                             (5,971,190)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    4,122,836
Non-cash Collateral(4)                             (4,122,836)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 33

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.4%
             DIVERSIFIED REITS -- 5.7%
       5,748 American Assets Trust, Inc.       $      230,897
      74,601 Colony Capital, Inc.                     349,133
      21,322 Empire State Realty Trust, Inc.,
                Class A                               303,412
       5,259 Essential Properties Realty Trust,
                Inc.                                   72,784
       4,411 Gladstone Commercial Corp.                79,045
      11,574 Global Net Lease, Inc.                   203,934
      31,995 Lexington Realty Trust                   262,679
      22,491 Liberty Property Trust                   941,923
       2,212 One Liberty Properties, Inc.              53,575
       3,037 PS Business Parks, Inc.                  397,847
      28,821 STORE Capital Corp.                      815,922
     147,205 VEREIT, Inc.                           1,052,516
      12,149 Washington Real Estate Investment
                Trust                                 279,427
      24,506 WP Carey, Inc.                         1,601,222
                                               --------------
                                                    6,644,316
                                               --------------
             HEALTH CARE REITS -- 13.0%
      12,763 CareTrust REIT, Inc.                     235,605
       2,679 Community Healthcare Trust, Inc.          77,236
       2,949 Global Medical REIT, Inc.                 26,217
      72,650 HCP, Inc.                              2,029,115
      19,055 Healthcare Realty Trust, Inc.            541,924
      31,486 Healthcare Trust of America, Inc.,
                Class A                               796,911
       6,034 LTC Properties, Inc.                     251,497
       4,848 MedEquities Realty Trust, Inc.            33,160
      55,526 Medical Properties Trust, Inc.           892,858
       6,425 National Health Investors, Inc.          485,345
      12,499 New Senior Investment Group, Inc.         51,496
      30,536 Omega Healthcare Investors, Inc.       1,073,340
      27,740 Physicians Realty Trust                  444,672
      27,126 Sabra Health Care REIT, Inc.             447,036
      36,171 Senior Housing Properties Trust          423,924
       1,924 Universal Health Realty Income
                Trust                                 118,076
      54,237 Ventas, Inc.                           3,177,746
      57,154 Welltower, Inc.                        3,967,059
                                               --------------
                                                   15,073,217
                                               --------------
             HOTEL & RESORT REITS -- 6.0%
      32,720 Apple Hospitality REIT, Inc.             466,587
      13,221 Ashford Hospitality Trust, Inc.           52,884
       4,650 Braemar Hotels & Resorts, Inc.            41,525
       7,077 Chatham Lodging Trust                    125,121
       9,189 Chesapeake Lodging Trust                 223,752
      31,635 DiamondRock Hospitality Co.              287,246
       5,519 Hersha Hospitality Trust                  96,803
      25,020 Hospitality Properties Trust             597,478
     112,905 Host Hotels & Resorts, Inc.            1,882,126
      30,615 Park Hotels & Resorts, Inc.              795,378
      19,478 Pebblebrook Hotel Trust                  551,422
      26,657 RLJ Lodging Trust                        437,175


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
       7,810 Ryman Hospitality Properties,
                Inc.                           $      520,849
      15,939 Summit Hotel Properties, Inc.            155,087
      34,728 Sunstone Hotel Investors, Inc.           451,811
      17,126 Xenia Hotels & Resorts, Inc.             294,567
                                               --------------
                                                    6,979,811
                                               --------------
             INDUSTRIAL REITS -- 8.6%
       8,999 Americold Realty Trust                   229,834
      54,518 Duke Realty Corp.                      1,412,016
       5,484 EastGroup Properties, Inc.               503,047
      19,218 First Industrial Realty Trust,
                Inc.                                  554,632
       9,915 Industrial Logistics Properties
                Trust                                 195,028
       1,487 Innovative Industrial Properties,
                Inc.                                   67,495
      13,935 Monmouth Real Estate Investment
                Corp.                                 172,794
      95,783 Prologis, Inc.                         5,624,378
      14,118 Rexford Industrial Realty, Inc.          416,057
      16,568 STAG Industrial, Inc.                    412,212
       8,998 Terreno Realty Corp.                     316,460
                                               --------------
                                                    9,903,953
                                               --------------
             OFFICE REITS -- 12.8%
      16,360 Alexandria Real Estate Equities,
                Inc.                                1,885,326
      23,498 Boston Properties, Inc.                2,644,700
      27,175 Brandywine Realty Trust                  349,742
       6,017 City Office REIT, Inc.                    61,674
      17,950 Columbia Property Trust, Inc.            347,332
      16,562 Corporate Office Properties Trust        348,299
      63,962 Cousins Properties, Inc.                 505,300
      24,563 Douglas Emmett, Inc.                     838,335
       9,254 Easterly Government Properties,
                Inc.                                  145,103
      18,484 Equity Commonwealth                      554,705
      16,315 Franklin Street Properties Corp.         101,642
      15,746 Highwoods Properties, Inc.               609,213
      23,843 Hudson Pacific Properties, Inc.          692,878
      16,558 JBG SMITH Properties                     576,384
      15,329 Kilroy Realty Corp.                      963,887
      13,742 Mack-Cali Realty Corp.                   269,206
       7,579 NorthStar Realty Europe Corp.            110,199
      15,094 Office Properties Income Trust (a)       103,696
      31,044 Paramount Group, Inc.                   389,913
      19,532 Piedmont Office Realty Trust,
                Inc., Class A                         332,825
      13,625 Select Income REIT                       100,280
      12,974 SL Green Realty Corp.                  1,025,984
       8,198 Tier REIT, Inc.                          169,125
      26,346 Vornado Realty Trust                   1,634,242
                                               --------------
                                                   14,759,990
                                               --------------
             RESIDENTIAL REITS -- 18.4%
      20,849 American Campus Communities,
                Inc.                                  862,940
      39,168 American Homes 4 Rent, Class A           777,485


Page 34                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
      23,681 Apartment Investment &
                Management Co., Class A        $    1,039,122
      21,031 AvalonBay Communities, Inc.            3,660,446
       3,607 Bluerock Residential Growth
                REIT, Inc.                             32,535
       1,383 BRT Apartments Corp.                      15,821
      14,171 Camden Property Trust                  1,247,757
       2,304 Clipper Realty, Inc.                      30,113
      13,655 Equity LifeStyle Properties, Inc.      1,326,310
      56,058 Equity Residential                     3,700,389
      10,052 Essex Property Trust, Inc.             2,464,851
       7,425 Front Yard Residential Corp.              64,820
      13,529 Independence Realty Trust, Inc.          124,196
       1,818 Investors Real Estate Trust               89,209
      45,144 Invitation Homes, Inc.                   906,492
      17,320 Mid-America Apartment
                Communities, Inc.                   1,657,524
       3,218 NexPoint Residential Trust, Inc.         112,791
       6,246 Preferred Apartment
                Communities, Inc., Class A             87,819
      13,139 Sun Communities, Inc.                  1,336,368
      41,924 UDR, Inc.                              1,661,029
       5,272 UMH Properties, Inc.                      62,420
                                               --------------
                                                   21,260,437
                                               --------------
             RETAIL REITS -- 19.0%
      12,408 Acadia Realty Trust                      294,814
       5,246 Agree Realty Corp.                       310,143
         575 Alexander's, Inc.                        175,225
       8,152 American Finance Trust, Inc.             108,585
      45,616 Brixmor Property Group, Inc.             670,099
      26,272 CBL & Associates Properties, Inc.         50,442
      13,424 Cedar Realty Trust, Inc.                  42,151
      11,238 Federal Realty Investment Trust        1,326,534
       5,119 Getty Realty Corp.                       150,550
      64,115 Kimco Realty Corp.                       939,285
      12,737 Kite Realty Group Trust                  179,464
      16,096 Macerich (The) Co.                       696,635
      24,213 National Retail Properties, Inc.       1,174,573
       9,756 Pennsylvania Real Estate
                Investment Trust                       57,951
      44,902 Realty Income Corp.                    2,830,622
      25,781 Regency Centers Corp.                  1,512,829
      17,343 Retail Opportunity Investments
                Corp.                                 275,407
      32,782 Retail Properties of America, Inc.,
                Class A                               355,685
       2,332 Retail Value, Inc.                        59,676
      12,195 RPT Realty                               145,730
       1,754 Saul Centers, Inc.                        82,824
       4,233 Seritage Growth Properties,
                Class A                               136,853
      47,059 Simon Property Group, Inc.             7,905,441
      22,198 SITE Centers Corp.                       245,732
       6,543 Spirit MTA REIT                           46,652
      13,041 Spirit Realty Capital, Inc.              459,695


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      14,288 Tanger Factory Outlet Centers,
                Inc.                           $      288,903
       9,291 Taubman Centers, Inc.                    422,648
      17,392 Urban Edge Properties                    289,055
       4,536 Urstadt Biddle Properties, Inc.,
                Class A                                87,182
      28,311 Washington Prime Group, Inc.             137,591
      18,158 Weingarten Realty Investors              450,500
       6,051 Whitestone REIT                           74,185
                                               --------------
                                                   21,983,661
                                               --------------
             SPECIALIZED REITS -- 15.9%
      18,057 CoreCivic, Inc.                          321,956
       5,584 CoreSite Realty Corp.                    487,092
      28,347 CubeSmart                                813,276
      16,103 CyrusOne, Inc.                           851,527
      31,386 Digital Realty Trust, Inc.             3,344,178
      11,311 EPR Properties                           724,243
      19,249 Extra Space Storage, Inc.              1,741,650
       4,512 Farmland Partners, Inc.                   20,485
      10,309 Four Corners Property Trust, Inc.        270,096
      30,620 Gaming and Leisure Properties,
                Inc.                                  989,332
      18,531 GEO Group (The), Inc.                    365,061
       2,127 Gladstone Land Corp.                      24,418
       6,020 InfraREIT, Inc.                          126,540
      43,548 Iron Mountain, Inc.                    1,411,391
       7,090 Life Storage, Inc.                       659,299
       8,607 National Storage Affiliates Trust        227,741
      22,815 Public Storage                         4,617,984
       7,761 QTS Realty Trust, Inc., Class A          287,545
       1,304 Safety Income & Growth, Inc.              24,528
      54,806 VICI Properties, Inc.                  1,029,257
                                               --------------
                                                   18,337,599
                                               --------------
             TOTAL COMMON STOCKS -- 99.4%         114,942,984
             (Cost $136,789,201)               --------------

             MONEY MARKET FUNDS -- 1.5%
   1,788,634 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (b)                   1,788,634
             (Cost $1,788,634)                 --------------

             TOTAL INVESTMENTS -- 100.9%          116,731,618
             (Cost $138,577,835) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%              (1,035,766)
                                               --------------
             NET ASSETS -- 100.0%              $  115,695,852
                                               ==============


                        See Notes to Financial Statements                Page 35

FIRST TRUST S&P REIT INDEX FUND (FRI)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2018.

(c) Aggregate cost for federal income tax purposes is $139,942,420. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $502,958 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,713,760. The net unrealized depreciation was $23,210,802.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   114,942,984     $           --     $           --
Money Market
   Funds                 1,788,634                 --                 --
                   -----------------------------------------------------
Total Investments  $   116,731,618     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BUILDING PRODUCTS -- 5.2%
     231,020 A.O. Smith Corp.                  $    9,864,554
     213,998 Advanced Drainage Systems, Inc.        5,189,451
                                               --------------
                                                   15,054,005
                                               --------------
             CHEMICALS -- 4.5%
      89,165 Ecolab, Inc.                          13,138,463
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.0%
     168,201 Tetra Tech, Inc.                       8,707,766
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 7.9%
     349,003 AECOM (a)                              9,248,580
     268,783 Aegion Corp. (a)                       4,386,538
      83,621 Valmont Industries, Inc.               9,277,750
                                               --------------
                                                   22,912,868
                                               --------------
             CONSTRUCTION MATERIALS -- 0.7%
     495,630 Forterra, Inc. (a) (b)                 1,863,569
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.6%
     122,090 Badger Meter, Inc.                     6,008,049
     151,555 Itron, Inc. (a)                        7,167,036
                                               --------------
                                                   13,175,085
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 8.0%
     129,590 Danaher Corp.                         13,363,321
      52,817 IDEXX Laboratories, Inc. (a)           9,825,018
                                               --------------
                                                   23,188,339
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.1%
      44,971 Roper Technologies, Inc.              11,985,671
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.6%
     198,663 Agilent Technologies, Inc.            13,401,806
                                               --------------
             MACHINERY -- 33.5%
     432,717 Energy Recovery, Inc. (a) (b)          2,912,185
     346,174 Evoqua Water Technologies
                Corp. (a)                           3,323,270
     225,257 Flowserve Corp.                        8,564,271
     205,793 Franklin Electric Co., Inc.            8,824,404
     193,753 Gorman-Rupp (The) Co.                  6,279,535
      87,576 IDEX Corp.                            11,057,346
      70,052 Lindsay Corp.                          6,742,505
     209,848 Mueller Industries, Inc.               4,902,049
     579,848 Mueller Water Products, Inc.,
                Class A                             5,276,617
     308,595 Pentair PLC                           11,658,719
     346,650 Rexnord Corp. (a)                      7,955,617
     122,054 Watts Water Technologies, Inc.,
                Class A                             7,876,145
     176,758 Xylem, Inc.                           11,793,294
                                               --------------
                                                   97,165,957
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             WATER UTILITIES -- 23.9%
     166,528 American States Water Co.         $   11,164,037
     153,292 American Water Works Co., Inc.        13,914,315
     315,773 Aqua America, Inc.                    10,796,279
     230,639 AquaVenture Holdings Ltd. (a)          4,356,771
     163,034 California Water Service Group         7,770,200
     697,674 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            5,630,229
      91,552 Middlesex Water Co.                    4,884,299
     115,850 SJW Group                              6,443,577
     139,303 York Water (The) Co.                   4,466,054
                                               --------------
                                                   69,425,761
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        290,019,290
             (Cost $290,829,940)               --------------

             MONEY MARKET FUNDS -- 0.7%
   1,273,445 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                       1,273,445
     871,913 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (c)                     871,913
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.7%                             2,145,358
             (Cost $2,145,358)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.9%
$    561,886 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $561,978. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $575,396. (d)                         561,886
   2,022,242 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $2,022,562. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral
                is $2,062,647. (d)                  2,022,242
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.9%                             2,584,128
             (Cost $2,584,128)                 --------------

             TOTAL INVESTMENTS -- 101.6%          294,748,776
             (Cost $295,559,426) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%              (4,641,333)
                                               --------------
             NET ASSETS -- 100.0%              $  290,107,443
                                               ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST WATER ETF (FIW)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,797,847 and the total value of the collateral held by the Fund is $3,853,014.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $298,276,817. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,901,903 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,429,944. The net unrealized depreciation was $3,528,041.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   290,019,290     $           --     $           --
Money Market
   Funds                 2,145,358                 --                 --
Repurchase
   Agreements                   --          2,584,128                 --
                   -----------------------------------------------------
Total Investments  $   292,164,648     $    2,584,128     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,797,847
Non-cash Collateral(2)                             (3,797,847)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $   2,584,128
Non-cash Collateral(4)                             (2,584,128)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 38                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             ENERGY EQUIPMENT & SERVICES
                -- 1.0%
      63,750 Unit Corp. (a)                    $      910,350
                                               --------------
             GAS UTILITIES -- 4.3%
      74,725 National Fuel Gas Co.                  3,824,425
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 94.5%
     360,545 Antero Resources Corp. (a)             3,385,518
     194,214 Cabot Oil & Gas Corp.                  4,340,683
      59,604 Cimarex Energy Co.                     3,674,587
      55,860 CNX Midstream Partners, L.P. (b)         909,401
     259,971 CNX Resources Corp. (a)                2,968,869
     136,746 Comstock Resources, Inc. (a) (c)         619,459
      37,490 Concho Resources, Inc. (a)             3,853,597
     106,876 Continental Resources, Inc. (a)        4,295,346
      77,464 DCP Midstream, L.P. (b)                2,052,021
     180,782 Devon Energy Corp.                     4,074,826
      96,036 Enable Midstream Partners,
                L.P. (b)                            1,299,367
     727,154 Encana Corp.                           4,202,950
     285,151 Enerplus Corp.                         2,212,772
      62,984 EQM Midstream Partners, L.P. (b)       2,724,058
     261,169 EQT Corp.                              4,933,482
     268,194 Gulfport Energy Corp. (a)              1,756,671
      24,306 Hess Midstream Partners, L.P. (b)        412,716
     145,348 Matador Resources Co. (a)              2,257,254
     101,536 MPLX, L.P. (b)                         3,076,541
     148,400 Murphy Oil Corp.                       3,471,076
     205,831 Noble Energy, Inc.                     3,861,390
     101,825 PDC Energy, Inc. (a)                   3,030,312
     377,335 QEP Resources, Inc. (a)                2,124,396
     335,121 Range Resources Corp.                  3,207,108
     176,372 SM Energy Co.                          2,730,239
     893,772 Southwestern Energy Co. (a)            3,047,762
     352,858 SRC Energy, Inc. (a)                   1,658,433
      70,893 Summit Midstream Partners,
                L.P. (b)                              712,475
      58,244 TC PipeLines, L.P. (b)                 1,870,797
     127,491 Vermilion Energy, Inc. (c)             2,686,235
     159,965 W&T Offshore, Inc. (a)                   659,056
      66,112 Western Gas Equity Partners,
                L.P. (b)                            1,833,286
                                               --------------
                                                   83,942,683
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          88,677,458
             (Cost $134,259,901)               --------------

             MONEY MARKET FUNDS -- 1.2%
     678,795 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (d) (e)                         678,795
     406,127 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (d)                     406,127
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.2%                             1,084,922
             (Cost $1,084,922)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.5%
$    299,507 BNP Paribas S.A., 2.95% (d),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $299,556. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $306,708. (e)                  $      299,507
   1,077,933 JPMorgan Chase & Co., 2.85 % (d),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $1,078,103. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral
                is $1,099,470. (e)                  1,077,933
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.5%                             1,377,440
             (Cost $1,377,440)                 --------------

             TOTAL INVESTMENTS -- 102.5%           91,139,820
             (Cost $136,722,263) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.5)%              (2,265,832)
                                               --------------
             NET ASSETS -- 100.0%              $   88,873,988
                                               ==============

(a)   Non-income producing security.

(b)   Security is a Master Limited Partnership ("MLP").

(c) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,043,121 and the total value of the collateral held by the Fund is $2,053,805.

(d)   Rate shown reflects yield as of December 31, 2018.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $143,037,781. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $393,937 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $52,291,898. The net unrealized depreciation was $51,897,961.


                        See Notes to Financial Statements                Page 39

FIRST TRUST NATURAL GAS ETF (FCG)

DECEMBER 31, 2018

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    88,677,458     $           --     $           --
Money Market
   Funds                 1,084,922                 --                 --
Repurchase
   Agreements                   --          1,377,440                 --
                   -----------------------------------------------------
Total Investments  $    89,762,380     $    1,377,440     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    2,043,121
Non-cash Collateral(2)                             (2,043,121)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    1,377,440
Non-cash Collateral(4)                             (1,377,440)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 40                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.1%
             AIR FREIGHT & LOGISTICS -- 0.7%
      56,401 ZTO Express Cayman, Inc., ADR     $      892,828
                                               --------------
             AUTOMOBILES -- 4.8%
     125,530 NIO, Inc., ADR (a) (b)                   799,626
     461,560 Tata Motors Ltd., ADR (b)              5,621,801
                                               --------------
                                                    6,421,427
                                               --------------
             BANKS -- 15.1%
      97,163 HDFC Bank Ltd., ADR                   10,065,115
     968,959 ICICI Bank Ltd., ADR                   9,970,588
                                               --------------
                                                   20,035,703
                                               --------------
             BIOTECHNOLOGY -- 1.3%
       6,313 BeiGene Ltd., ADR (b)                    885,462
      11,797 China Biologic Products Holdings,
                Inc. (a) (b)                          895,510
                                               --------------
                                                    1,780,972
                                               --------------
             CAPITAL MARKETS -- 0.6%
      19,882 Noah Holdings Ltd., ADR (b)              861,288
                                               --------------
             CONSUMER FINANCE -- 0.6%
     189,771 Qudian, Inc., ADR (a) (b)                814,117
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 6.1%
      49,257 New Oriental Education &
                Technology Group, Inc., ADR (b)     2,699,776
     200,607 TAL Education Group, ADR (b)           5,352,195
                                               --------------
                                                    8,051,971
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
      17,930 China Telecom Corp., Ltd., ADR           909,589
      82,439 China Unicom (Hong Kong) Ltd.,
                ADR                                   878,800
                                               --------------
                                                    1,788,389
                                               --------------
             ENTERTAINMENT -- 6.9%
      62,001 Bilibili, Inc., ADR (b)                  904,594
     106,006 Eros International PLC (a) (b)           878,790
      56,041 HUYA, Inc., ADR (b)                      867,515
      47,653 iQIYI, Inc., ADR (a) (b)                 708,600
      24,799 NetEase, Inc., ADR                     5,836,941
                                               --------------
                                                    9,196,440
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
      30,686 Huazhu Group Ltd., ADR                   878,540
      53,560 Melco Resorts & Entertainment
                Ltd., ADR                             943,727
      78,580 Yum China Holdings, Inc.               2,634,788
                                               --------------
                                                    4,457,055
                                               --------------
             INSURANCE -- 1.4%
      90,031 China Life Insurance Co., Ltd.,
                ADR (a)                               944,425
      39,568 Fanhua, Inc., ADR                        868,518
                                               --------------
                                                    1,812,943
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INTERACTIVE MEDIA & SERVICES
                -- 11.0%
      16,242 58.com, Inc., ADR (b)             $      880,479
      11,754 Autohome, Inc., ADR (a)                  919,515
      52,339 Baidu, Inc., ADR (b)                   8,300,965
      52,429 Bitauto Holdings Ltd., ADR (a) (b)     1,298,666
      30,872 Momo, Inc., ADR (b)                      733,210
      14,943 SINA Corp. (b)                           801,543
      15,198 Weibo Corp., ADR (b)                     888,019
      14,218 YY, Inc., ADR (b)                        851,090
                                               --------------
                                                   14,673,487
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 23.0%
      61,260 Alibaba Group Holding Ltd.,
                ADR (b)                             8,396,908
      27,441 Baozun, Inc., ADR (a) (b)                801,552
     195,183 Ctrip.com International Ltd.,
                ADR (b)                             5,281,652
     464,169 JD.com, Inc., ADR (b)                  9,715,057
     112,666 MakeMyTrip Ltd. (b)                    2,741,164
     122,627 Pinduoduo, Inc., ADR (a) (b)           2,751,750
     167,736 Vipshop Holdings Ltd., ADR (b)           915,838
                                               --------------
                                                   30,603,921
                                               --------------
             IT SERVICES -- 13.7%
      32,819 GDS Holdings Ltd., ADR (b)               757,791
     999,423 Infosys Ltd., ADR                      9,514,507
   1,078,742 Wipro Ltd., ADR                        5,533,946
      57,648 WNS (Holdings) Ltd., ADR (b)           2,378,557
                                               --------------
                                                   18,184,801
                                               --------------
             METALS & MINING -- 4.4%
     505,026 Vedanta Ltd., ADR                      5,828,000
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.9%
      11,341 China Petroleum & Chemical
                Corp., ADR                            800,674
       5,746 CNOOC Ltd., ADR                          875,978
      13,926 PetroChina Co., Ltd., ADR                857,145
                                               --------------
                                                    2,533,797
                                               --------------
             PHARMACEUTICALS -- 2.6%
      73,244 Dr. Reddy's Laboratories Ltd.,
                ADR                                 2,761,299
      28,078 Hutchison China MediTech Ltd.,
                ADR (b)                               648,321
                                               --------------
                                                    3,409,620
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      14,216 51job, Inc., ADR (b)                     887,647
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.7%
      19,458 China Mobile Ltd., ADR                   933,984
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%        133,168,390
             (Cost $165,033,921)               --------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 1.6%
   2,082,441 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                  $    2,082,441
             (Cost $2,082,441)                 --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.2%
$    918,841 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $918,992. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $940,934. (d)                         918,841
   3,306,934 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $3,307,457. Collateralized by
                U.S. Treasury Bill, interest
                rate of 0.000%, due 05/09/19.
                The value of the collateral
                is $3,373,008. (d)                  3,306,934
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.2%                             4,225,775
             (Cost $4,225,775)                 --------------

             TOTAL INVESTMENTS -- 104.9%          139,476,606
             (Cost $171,342,137) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (4.9)%              (6,469,889)
                                               --------------
             NET ASSETS -- 100.0%              $  133,006,717
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $6,237,963 and the total value of the collateral held by the Fund is $6,300,761.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $172,993,855. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,402,566 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $36,919,815. The net unrealized depreciation was $33,517,249.

ADR - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   133,168,390     $           --     $           --
Money Market
   Funds                 2,082,441                 --                 --
Repurchase
   Agreements                   --          4,225,775                 --
                   -----------------------------------------------------
Total Investments  $   135,250,831     $    4,225,775     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 42                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

DECEMBER 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    6,237,963
Non-cash Collateral(2)                             (6,237,963)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    4,225,775
Non-cash Collateral(4)                             (4,225,775)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 43

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.0%
      27,340 1st Source Corp.                  $    1,102,896
      22,981 Allegiance Bancshares, Inc. (a)          743,895
       9,172 American National Bankshares,
                Inc.                                  268,831
      50,015 Ameris Bancorp                         1,583,975
      27,494 Atlantic Capital Bancshares,
                Inc. (a)                              450,077
      34,492 BancFirst Corp.                        1,721,151
      59,433 Bancorp (The), Inc. (a)                  473,087
      14,684 Bank of Marin Bancorp                    605,568
     135,426 Bank OZK                               3,091,776
      37,386 Banner Corp.                           1,999,403
      11,445 Baycom Corp. (a)                         264,265
      68,899 BOK Financial Corp.                    5,052,364
      88,847 Boston Private Financial Holdings,
                Inc.                                  939,113
      20,837 Bridge Bancorp, Inc.                     531,135
      84,752 Brookline Bancorp, Inc.                1,171,273
      21,324 Bryn Mawr Bank Corp.                     733,546
      12,141 Business First Bancshares, Inc.          294,176
      16,408 Camden National Corp.                    590,196
      23,767 Carolina Financial Corp.                 703,265
      85,373 Cathay General Bancorp                 2,862,557
      27,335 CBTX, Inc.                               803,649
     100,739 CenterState Bank Corp.                 2,119,549
      14,528 Central Valley Community Bancorp         274,143
      75,226 Chemical Financial Corp.               2,754,024
      16,203 City Holding Co.                       1,095,161
      16,217 Civista Bancshares, Inc.                 282,500
      77,135 Columbia Banking System, Inc.          2,799,229
     117,446 Commerce Bancshares, Inc.              6,620,431
      18,673 Community Trust Bancorp, Inc.            739,637
      33,661 ConnectOne Bancorp, Inc.                 621,719
     147,765 CVB Financial Corp.                    2,989,286
      36,170 Eagle Bancorp, Inc. (a)                1,761,841
     152,636 East West Bancorp, Inc.                6,644,245
      24,297 Enterprise Financial Services
                Corp.                                 914,296
      16,628 Equity Bancshares, Inc.,
                Class A (a)                           586,137
       3,962 Fidelity D&D Bancorp, Inc. (b)           254,281
      28,713 Fidelity Southern Corp.                  747,112
      16,770 Financial Institutions, Inc.             430,989
      31,307 First Bancorp                          1,022,487
      51,451 First Busey Corp.                      1,262,608
      12,377 First Choice Bancorp                     279,720
      11,380 First Citizens BancShares, Inc.,
                Class A                             4,290,829
      17,146 First Community Bankshares, Inc.         539,756
     103,093 First Financial Bancorp                2,445,366
      71,306 First Financial Bankshares, Inc.       4,113,643
      12,902 First Financial Corp.                    518,015
      46,797 First Foundation, Inc. (a)               601,809
     142,015 First Hawaiian, Inc.                   3,196,758
      10,722 First Internet Bancorp                   219,158
      40,124 First Interstate BancSystem, Inc.,
                Class A                             1,466,933


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      52,291 First Merchants Corp.             $    1,792,013
      17,528 First Mid-Illinois Bancshares,
                Inc.                                  559,494
     112,015 First Midwest Bancorp, Inc.            2,219,017
      26,838 First of Long Island (The) Corp.         535,418
      29,486 Flushing Financial Corp.                 634,834
     185,424 Fulton Financial Corp.                 2,870,363
      14,412 FVCBankcorp, Inc. (a)                    253,795
      26,280 German American Bancorp, Inc.            729,796
      88,998 Glacier Bancorp, Inc.                  3,526,101
      14,905 Great Southern Bancorp, Inc.             686,077
      12,520 Guaranty Bancshares, Inc.                373,346
      89,677 Hancock Whitney Corp.                  3,107,308
      33,461 Hanmi Financial Corp.                    659,182
      36,303 Heartland Financial USA, Inc.          1,595,517
      45,570 Heritage Commerce Corp.                  516,764
      38,828 Heritage Financial Corp.               1,153,968
     182,089 Home BancShares, Inc.                  2,975,334
      19,651 HomeTrust Bancshares, Inc.               514,463
     135,599 Hope Bancorp, Inc.                     1,608,204
      40,401 Horizon Bancorp, Inc.                    637,528
      20,043 Howard Bancorp, Inc. (a)                 286,615
      58,483 IBERIABANK Corp.                       3,759,287
      29,008 Independent Bank Corp.                 2,039,552
      25,386 Independent Bank Corp./MI                533,614
      32,089 Independent Bank Group, Inc.           1,468,714
      69,660 International Bancshares Corp.         2,396,304
     307,005 Investors Bancorp, Inc.                3,192,852
      49,998 Lakeland Bancorp, Inc.                   740,470
      26,645 Lakeland Financial Corp.               1,070,063
      51,058 LegacyTexas Financial Group, Inc.      1,638,451
      37,381 Live Oak Bancshares, Inc.                553,613
      17,472 Mercantile Bank Corp.                    493,759
      24,964 Midland States Bancorp, Inc.             557,696
      12,873 MidWestOne Financial Group, Inc.         319,637
      45,978 NBT Bancorp, Inc.                      1,590,379
      10,027 Nicolet Bankshares, Inc. (a)             489,318
       7,252 Northrim BanCorp, Inc.                   238,373
      17,888 Old Line Bancshares, Inc.                470,812
     184,407 Old National Bancorp                   2,839,868
      31,331 Old Second Bancorp, Inc.                 407,303
      37,970 Opus Bank                                743,832
      24,869 Origin Bancorp, Inc.                     847,535
      65,778 Pacific Premier Bancorp, Inc. (a)      1,678,655
     128,220 PacWest Bancorp                        4,267,162
      20,259 Peapack-Gladstone Financial Corp.        510,122
      20,594 Peoples Bancorp, Inc.                    619,879
      19,710 People's Utah Bancorp                    594,256
      82,011 Pinnacle Financial Partners, Inc.      3,780,707
     105,666 Popular, Inc.                          4,989,548
      16,140 Preferred Bank                           699,669
      16,501 QCR Holdings, Inc.                       529,517
      19,874 RBB Bancorp                              349,186
      61,826 Renasant Corp.                         1,865,909
      19,679 Republic Bancorp, Inc., Class A          761,971
      61,902 Republic First Bancorp, Inc. (a)         369,555
      36,858 S&T Bancorp, Inc.                      1,394,707
      37,404 Sandy Spring Bancorp, Inc.             1,172,241


Page 44                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      53,988 Seacoast Banking Corp. of
                Florida (a)                    $    1,404,768
      56,118 ServisFirst Bancshares, Inc.           1,788,481
      16,091 Sierra Bancorp                           386,667
      97,433 Simmons First National Corp.,
                Class A                             2,351,058
      14,708 SmartFinancial, Inc. (a)                 268,715
      38,460 South State Corp.                      2,305,677
      25,325 Southern National Bancorp of
                Virginia, Inc.                        334,796
      37,024 Southside Bancshares, Inc.             1,175,512
      23,949 Stock Yards Bancorp, Inc.                785,527
      52,843 Texas Capital Bancshares, Inc. (a)     2,699,749
      76,194 TowneBank                              1,824,846
      32,030 TriCo Bancshares                       1,082,294
      30,388 TriState Capital Holdings,
                Inc. (a)                              591,350
      27,672 Triumph Bancorp, Inc. (a)                821,858
      70,646 Trustmark Corp.                        2,008,466
      52,522 UMB Financial Corp.                    3,202,266
     231,905 Umpqua Holdings Corp.                  3,687,289
      69,482 Union Bankshares Corp.                 1,961,477
     108,648 United Bankshares, Inc.                3,380,039
      83,400 United Community Banks, Inc.           1,789,764
      30,869 Univest Financial Corp.                  665,844
     349,050 Valley National Bancorp                3,099,564
      25,507 Veritex Holdings, Inc. (a)               545,340
      18,209 Washington Trust Bancorp, Inc.           865,474
      57,493 WesBanco, Inc.                         2,109,418
      28,142 Westamerica Bancorporation             1,566,947
      59,380 Wintrust Financial Corp.               3,948,176
                                               --------------
                                                  201,438,875
                                               --------------
             IT SERVICES -- 0.4%
      15,528 Cass Information Systems, Inc.           821,742
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.5%
      17,895 BankFinancial Corp.                      267,530
      31,653 Bridgewater Bancshares, Inc. (a)         333,939
     148,718 Capitol Federal Financial, Inc.        1,899,129
     122,028 Columbia Financial, Inc. (a)           1,865,808
      38,376 Dime Community Bancshares, Inc.          651,625
      21,479 First Defiance Financial Corp.           526,450
       4,721 FS Bancorp, Inc.                         202,436
      28,422 HomeStreet, Inc. (a)                     603,399
     101,433 Kearny Financial Corp.                 1,300,371
      59,535 Luther Burbank Corp.                     537,006
      30,214 Merchants Bancorp                        603,071
      57,025 Meridian Bancorp, Inc.                   816,598
      41,498 Meta Financial Group, Inc.               804,646
      52,168 Northfield Bancorp, Inc.                 706,876
     108,773 Northwest Bancshares, Inc.             1,842,615
      50,962 OceanFirst Financial Corp.             1,147,155
      47,901 Oritani Financial Corp.                  706,540
      55,816 Sterling Bancorp, Inc.                   387,921


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
     295,049 TFS Financial Corp.               $    4,759,140
     101,779 TrustCo Bank Corp. NY                    698,204
      52,363 United Community Financial Corp.         463,413
      53,722 United Financial Bancorp, Inc.           789,713
      85,907 Washington Federal, Inc.               2,294,576
      30,359 Waterstone Financial, Inc.               508,817
      30,870 Western New England Bancorp,
                Inc.                                  309,935
      33,027 WSFS Financial Corp.                   1,252,054
                                               --------------
                                                   26,278,967
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         228,539,584
             (Cost $281,289,722)               --------------

             MONEY MARKET FUNDS -- 0.0%
      60,337 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                          60,337
             (Cost $60,337)                    --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$     26,623 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $26,627. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $27,263. (d)                           26,623
      95,816 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $95,831. Collateralized by U.S.
                Treasury Bill, interest rate
                of 0.000%, due 05/09/19. The
                value of the collateral is
                $97,730. (d)                           95,816
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.1%                               122,439
             (Cost $122,439)                   --------------

             TOTAL INVESTMENTS -- 100.0%          228,722,360
             (Cost $281,472,498) (e)

             NET OTHER ASSETS AND
                LIABILITIES 0.0%                       39,647
                                               --------------
             NET ASSETS -- 100.0%              $  228,762,007
                                               ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $179,704 and the total value of the collateral held by the Fund is $182,560.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $283,779,527. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,748,906 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $56,806,073. The net unrealized depreciation was $55,057,167.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $   228,539,584     $           --     $           --
Money Market
   Funds                    60,337                 --                 --
Repurchase
   Agreements                   --            122,439                 --
                   -----------------------------------------------------
Total Investments  $   228,599,921     $      122,439     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      179,704
Non-cash Collateral(2)                               (179,704)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      122,439
Non-cash Collateral(4)                               (122,439)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 46                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  464,892,237    $ 1,946,690,248    $   78,870,621
Cash................................................................              646,097          4,109,651                --
Receivables:
      Investment securities sold....................................                   --          6,742,689                --
      Capital shares sold...........................................                   --                 --                --
      Dividends.....................................................              603,349          1,685,691           121,141
      Securities lending income.....................................               11,945              4,433             3,606
Prepaid expenses....................................................                4,518             20,618               762
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          466,158,146      1,959,253,330        78,996,130
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --           146,475
Due to securities lending agent.....................................                5,013                 --             1,337
Payables:
      Investment securities purchased...............................                   --                 --                --
      Capital shares redeemed.......................................                   --          6,757,072                --
      Collateral for securities on loan.............................            4,236,665                 --         1,130,001
      Investment advisory fees......................................              164,438            707,166            23,563
      Licensing fees................................................              129,381            569,481            21,593
      Shareholder reporting fees....................................               28,027            101,983            10,383
      Audit and tax fees............................................               22,925             22,925            22,925
      Trustees' fees ...............................................                   67                150                57
Other liabilities...................................................              107,139            425,766            21,592
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            4,693,655          8,584,543         1,377,926
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  461,464,491    $ 1,950,668,787    $   77,618,204
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  478,220,941    $ 1,995,155,128    $   90,738,855
Par value...........................................................               84,500            287,000            17,000
Accumulated distributable earnings (loss)...........................          (16,840,950)       (44,773,341)      (13,137,651)
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  461,464,491    $ 1,950,668,787    $   77,618,204
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        54.61    $         67.97    $        45.66
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            8,450,002         28,700,002         1,700,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  440,638,150    $ 1,923,885,604    $   76,400,100
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    4,057,743    $            --    $    1,099,249
                                                                           ==============    ===============    ==============


Page 48                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

 $   89,665,510      $  116,731,618      $  294,748,776      $   91,139,820      $  139,476,606      $  228,722,360
        202,607                  --                  --                  --              70,707             110,363


             --                  --                  --           2,932,590                  --          10,722,533
             --                  --           4,351,786                  --                  --                  --
         83,348             687,732             148,868              54,000               9,820             404,026
         38,824                                   3,028                 915               9,674                 316
            720                 851               2,897               1,133               2,446               3,129
 --------------      --------------      --------------      --------------      --------------      --------------
     89,991,009         117,420,201         299,255,355          94,128,458         139,569,253         239,962,727
 --------------      --------------      --------------      --------------      --------------      --------------

             --           1,613,025             689,256             131,152                  --                  --
          7,273                  --               4,559               2,430               7,455                 216

             --                  --           4,350,240                  --              74,116                  --
             --                  --                  --           2,938,728                  --          10,731,063
      6,147,276                  --           3,853,014           2,053,805           6,300,761             182,560
         24,264              28,021             100,484              33,361              47,464              85,940
         22,279              20,894              40,146              30,137              41,677              71,344
         13,122              11,689              23,324              16,085              20,160              26,661
         22,925              22,925              22,925              22,925              22,925              22,925
             56                  58                  61                  59                 108                  76
         22,424              27,737              63,903              25,788              47,870              79,935
 --------------      --------------      --------------      --------------      --------------      --------------
      6,259,619           1,724,349           9,147,912           5,254,470           6,562,536          11,200,720
 --------------      --------------      --------------      --------------      --------------      --------------
 $   83,731,390      $  115,695,852      $  290,107,443      $   88,873,988      $  133,006,717      $  228,762,007
 ==============      ==============      ==============      ==============      ==============      ==============

 $  118,691,108      $  139,007,720      $  300,285,901      $  602,239,252      $  231,383,764      $  288,738,125
         47,500              53,500              66,000              60,484              43,000              53,000
    (35,007,218)        (23,365,368)        (10,244,458)       (513,425,748)        (98,420,047)        (60,029,118)
 --------------      --------------      --------------      --------------      --------------      --------------
 $   83,731,390      $  115,695,852      $  290,107,443      $   88,873,988      $  133,006,717      $  228,762,007
 ==============      ==============      ==============      ==============      ==============      ==============
 $        17.63      $        21.63      $        43.96      $        14.69      $        30.93      $        43.16
 ==============      ==============      ==============      ==============      ==============      ==============

      4,750,002           5,350,002           6,600,002           6,048,365           4,300,002           5,300,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $   88,064,343      $  138,577,835      $  295,559,426      $  136,722,263      $  171,342,137      $  281,472,498
 ==============      ==============      ==============      ==============      ==============      ==============
 $    5,971,190      $           --      $    3,797,847      $    2,043,121      $    6,237,963      $      179,704
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    5,923,852    $    34,551,559    $      839,157
Securities lending income (net of fees).............................              149,813             13,123            41,614
Foreign withholding  tax............................................               (9,187)          (115,806)               --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            6,064,478         34,448,876           880,771
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................            2,180,073          9,748,449           375,251
Licensing fees......................................................              545,351          2,438,217            93,920
Accounting and administration fees..................................              273,988          1,071,797            48,281
Custodian fees......................................................               74,895            252,083            17,135
Shareholder reporting fees..........................................               51,650            205,427            15,704
Expenses previously waived or reimbursed............................               27,809                 --                --
Transfer agent fees.................................................               27,253             85,934             4,691
Audit and tax fees..................................................               23,131             23,131            23,131
Legal fees..........................................................               18,469             85,488             3,110
Trustees' fees and expenses.........................................                7,644             10,086             7,073
Listing fees........................................................                5,424              3,804             6,038
Registration and filing fees........................................                  (23)            24,792                --
Excise tax..........................................................                   --                 --                --
Other expenses......................................................               14,200             50,532             4,436
                                                                           --------------    ---------------    --------------
      Total expenses................................................            3,249,864         13,999,740           598,770
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (35,900)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            3,249,864         13,999,740           562,870
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            2,814,614         20,449,136           317,901
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (4,372,434)       (49,736,717)       (1,825,262)
      In-kind redemptions...........................................           41,032,692        308,178,446         8,144,763
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           36,660,258        258,441,729         6,319,501
                                                                           --------------    ---------------    --------------
Net increase from payment by the advisor............................               22,098                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (64,499,253)      (404,848,814)      (11,325,769)
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................          (64,499,253)      (404,848,814)      (11,325,769)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (27,816,897)      (146,407,085)       (5,006,268)
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  (25,002,283)   $  (125,957,949)   $   (4,688,367)
                                                                           ==============    ===============    ==============


Page 50                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $      696,182      $    4,052,356      $    3,920,618      $    1,012,790      $    5,347,656      $    7,269,684
        435,424                  --             129,908               6,508             510,860              16,208
        (24,621)                 --                  --             (43,923)           (119,159)            (13,046)
 --------------      --------------      --------------      --------------      --------------      --------------
      1,106,985           4,052,356           4,050,526             975,375           5,739,357           7,272,846
 --------------      --------------      --------------      --------------      --------------      --------------

        371,144             342,821           1,273,325             578,363           1,392,775           1,388,067
         92,852              91,419             159,207             144,816             279,045             312,349
         48,003              59,235             160,619              73,691             175,985             176,410
         16,217              31,957              41,978              23,266              48,685              62,570
         23,739              17,077              44,604              27,934              39,875              45,117
             --                  --                  --                  --              33,342              15,316
          4,639               5,714              15,918               7,230              17,411              17,352
         23,131              23,131              23,131              23,131              23,131              23,131
          3,196               3,131              11,204               4,853              13,237              11,874
          7,071               7,096               7,354               7,135               7,437               7,407
          6,089               9,001              11,505              10,744              10,743               6,119
            376                  --               4,060                  --               1,293               6,575
             --                  --                  --                  --              10,048                  --
          3,873               6,025               8,227               6,163               9,936               9,809
 --------------      --------------      --------------      --------------      --------------      --------------
        600,330             596,607           1,761,132             907,326           2,062,943           2,082,096

        (43,615)            (25,848)                 --             (39,782)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
        556,715             570,759           1,761,132             867,544           2,062,943           2,082,096
 --------------      --------------      --------------      --------------      --------------      --------------
        550,270           3,481,597           2,289,394             107,831           3,676,414           5,190,750
 --------------      --------------      --------------      --------------      --------------      --------------


     (3,194,184)         (1,664,079)         (1,464,625)        (24,346,980)        (17,075,684)         (3,367,474)
      1,809,542          (7,152,518)         27,458,537           8,144,776          39,313,711           6,432,597
             --                  --                  --                (634)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
     (1,384,642)         (8,816,597)         25,993,912         (16,202,838)         22,238,027           3,065,123
 --------------      --------------      --------------      --------------      --------------      --------------
             --                  --                  --                  --                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------

    (11,072,153)         (5,846,287)        (57,825,167)        (34,785,346)       (102,311,847)        (67,237,070)
             --                  --                  --                   8                  --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
    (11,072,153)         (5,846,287)        (57,825,167)        (34,785,338)       (102,311,847)        (67,237,070)
 --------------      --------------      --------------      --------------      --------------      --------------
    (12,456,795)        (14,662,884)        (31,831,255)        (50,988,176)        (80,073,820)        (64,171,947)
 --------------      --------------      --------------      --------------      --------------      --------------

 $  (11,906,525)     $  (11,181,287)     $  (29,541,861)     $  (50,880,345)     $  (76,397,406)     $  (58,981,197)
 ==============      ==============      ==============      ==============      ==============      ==============



                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2018       12/31/2017         12/31/2018       12/31/2017
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $    2,814,614   $    2,257,216     $   20,449,136   $   15,361,504
Net realized gain (loss)....................................      36,660,258       39,948,494        258,441,729      251,008,897
Net increase from payment by the advisor....................          22,098               --                 --               --
Net change in unrealized appreciation (depreciation)........     (64,499,253)      66,809,610       (404,848,814)     347,761,259
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (25,002,283)     109,015,320       (125,957,949)     614,131,660
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................      (2,716,080)                        (19,564,271)
Net investment income.......................................                       (2,664,196)                        (18,099,151)
Return of capital...........................................              --               --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (2,716,080)      (2,664,196)       (19,564,271)     (18,099,151)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      79,723,310      186,618,945        936,219,196      900,379,473
Cost of shares redeemed.....................................    (120,172,606)    (167,382,228)    (1,040,739,511)    (866,555,377)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     (40,449,296)      19,236,717       (104,520,315)      33,824,096
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     (68,167,659)     125,587,841       (250,042,535)     629,856,605

NET ASSETS:
Beginning of period.........................................     529,632,150      404,044,309      2,200,711,322    1,570,854,717
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $  461,464,491   $  529,632,150     $1,950,668,787   $2,200,711,322
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $           --                      $           --
                                                                               ==============                      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       9,150,002        8,750,002         30,600,002       29,850,002
Shares sold.................................................       1,300,000        3,550,000         11,950,000       13,950,000
Shares redeemed.............................................      (2,000,000)      (3,150,000)       (13,850,000)     (13,200,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       8,450,002        9,150,002         28,700,002       30,600,002
                                                              ==============   ==============     ==============   ==============


Page 52                 See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2018      12/31/2017       12/31/2018       12/31/2017       12/31/2018       12/31/2017       12/31/2018       12/31/2017
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$     317,901   $     245,092   $      550,270   $      157,651   $    3,481,597   $    5,789,030   $    2,289,394   $    3,176,313
    6,319,501       5,246,103       (1,384,642)         203,014       (8,816,597)       2,507,384       25,993,912       19,374,705
           --              --               --               --               --               --               --               --
  (11,325,769)     13,165,675      (11,072,153)      17,631,024       (5,846,287)        (285,345)     (57,825,167)      32,146,174
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   (4,688,367)     18,656,870      (11,906,525)      17,991,689      (11,181,287)       8,011,069      (29,541,861)      54,697,192
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (308,595)                        (510,967)                       (3,585,667)                       (2,110,505)
                     (336,720)                         (353,370)                       (5,399,046)                       (3,256,646)
           --              --         (350,683)              --               --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (308,595)       (336,720)        (861,650)        (353,370)      (3,585,667)      (5,399,046)      (2,110,505)      (3,256,646)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


   10,002,377      20,432,764       11,063,662       29,586,328       60,347,868       26,735,727      110,251,184      101,855,142
  (29,301,259)    (39,956,628)      (5,826,072)      (7,799,880)     (91,675,775)    (103,982,757)     (87,266,237)     (76,311,985)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (19,298,882)    (19,523,864)       5,237,590       21,786,448      (31,327,907)     (77,247,030)      22,984,947       25,543,157
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
  (24,295,844)     (1,203,714)      (7,530,585)      39,424,767      (46,094,861)     (74,635,007)      (8,667,419)      76,983,703


  101,914,048     103,117,762       91,261,975       51,837,208      161,790,713      236,425,720      298,774,862      221,791,159
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$  77,618,204   $ 101,914,048   $   83,731,390   $   91,261,975   $  115,695,852   $  161,790,713   $  290,107,443   $  298,774,862
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

                $          --                    $           --                    $      394,562                    $           --
                =============                    ==============                    ==============                    ==============


    2,100,002       2,550,002        4,500,002        3,350,002        6,950,002       10,250,002        6,150,002        5,600,002
      200,000         450,000          550,000        1,550,000        2,550,000        1,150,000        2,250,000        2,350,000
     (600,000)       (900,000)        (300,000)        (400,000)      (4,150,000)      (4,450,000)      (1,800,000)      (1,800,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,700,002       2,100,002        4,750,002        4,500,002        5,350,002        6,950,002        6,600,002        6,150,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2018       12/31/2017         12/31/2018       12/31/2017
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $      107,831   $     (202,989)    $    3,676,414   $    2,422,504
Net realized gain (loss)....................................     (16,202,838)      (4,939,862)        22,238,027        4,746,736
Net increase from payment by the advisor....................              --               --                 --               --
Net change in unrealized appreciation (depreciation)........     (34,785,338)     (21,923,961)      (102,311,847)      80,982,652
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................     (50,880,345)     (27,066,812)       (76,397,406)      88,151,892
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................              --                          (4,434,111)
Net investment income.......................................                       (1,778,865)                         (7,008,527)
Return of capital...........................................      (1,420,088)      (1,015,203)                --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders.........................      (1,420,088)      (2,794,068)        (4,434,111)      (7,008,527)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      31,493,285       44,818,055        123,727,641      175,541,076
Cost of shares redeemed.....................................     (74,580,615)     (81,719,422)      (285,804,842)     (12,234,853)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................     (43,087,330)     (36,901,367)      (162,077,201)     163,306,223
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................     (95,387,763)     (66,762,247)      (242,908,718)     244,449,588

NET ASSETS:
Beginning of period.........................................     184,261,751      251,023,998        375,915,435      131,465,847
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   88,873,988   $  184,261,751     $  133,006,717   $  375,915,435
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $           --                      $   (2,371,548)
                                                                               ==============                      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................       8,098,365        9,598,365          9,500,002        4,800,002
Shares sold.................................................       1,450,000        2,000,000          3,200,000        5,050,000
Shares redeemed.............................................      (3,500,000)      (3,500,000)        (8,400,000)        (350,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................       6,048,365        8,098,365          4,300,002        9,500,002
                                                              ==============   ==============     ==============   ==============


Page 54                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2018      12/31/2017
-------------   -------------


$   5,190,750   $   5,192,986
    3,065,123      34,020,200
           --              --
  (67,237,070)    (46,391,038)
-------------   -------------

  (58,981,197)     (7,177,852)
-------------   -------------


   (5,212,126)
                   (5,233,697)
           --              --
-------------   -------------
   (5,212,126)     (5,233,697)
-------------   -------------


  115,204,523     129,887,132
 (136,281,236)   (207,466,414)
-------------   -------------

  (21,076,713)    (77,579,282)
-------------   -------------
  (85,270,036)    (89,990,831)


  314,032,043     404,022,874
-------------   -------------
$ 228,762,007   $ 314,032,043
=============   =============

                $          --
                =============


    6,000,002       7,650,002
    2,050,000       2,500,000
   (2,750,000)     (4,150,000)
-------------   -------------
    5,300,002       6,000,002
=============   =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                  2018              2017           2016           2015           2014
                                              ------------      ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      57.88      $      46.18   $      43.48   $      42.80   $      36.35
                                              ------------      ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.32              0.24           0.31           0.22           0.41
Net realized and unrealized gain (loss)              (3.29) (a)        11.74           2.73           0.73           6.49
                                              ------------      ------------   ------------   ------------   ------------
Total from investment operations                     (2.97)            11.98           3.04           0.95           6.90
                                              ------------      ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.30)            (0.28)         (0.34)         (0.27)         (0.45)
                                              ------------      ------------   ------------   ------------   ------------
Net asset value, end of period                $      54.61      $      57.88   $      46.18   $      43.48   $      42.80
                                              ============      ============   ============   ============   ============
TOTAL RETURN (b)                                     (5.16)% (a)       26.00%          7.02%          2.22%         19.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    461,464      $    529,632   $    404,044   $    532,679      $ 577,828
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%             0.60%          0.61%          0.60%          0.61%
Ratio of net expenses to average net assets           0.60%             0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.52%             0.45%          0.72%          0.51%          1.10%
Portfolio turnover rate (c)                             27%               26%            29%            31%            27%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      71.92   $      52.62   $      42.64   $      43.67   $      35.43
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.65           0.48           0.67           0.37           0.45
Net realized and unrealized gain (loss)              (3.98)         19.39           9.99          (0.98)          8.32
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (3.33)         19.87          10.66          (0.61)          8.77
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.62)         (0.57)         (0.68)         (0.42)         (0.53)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      67.97   $      71.92   $      52.62   $      42.64   $      43.67
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     (4.70)%        37.86%         25.27%         (1.37)%        24.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,950,669   $  2,200,711   $  1,570,855   $    302,735   $    366,869
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.57%          0.58%          0.60%          0.60%          0.61%
Ratio of net expenses to average net assets           0.57%          0.58%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.84%          0.76%          1.40%          0.83%          1.32%
Portfolio turnover rate (c)                             21%            21%            27%            23%            20%

(a) The Fund received a reimbursement from the Advisor in the amount of $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      48.53   $      40.44   $      41.45   $      39.73   $      34.77
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.18           0.12           0.09           0.13           0.32
Net realized and unrealized gain (loss)              (2.88)          8.13          (0.98)          1.75           4.97
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (2.70)          8.25          (0.89)          1.88           5.29
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.17)         (0.16)         (0.12)         (0.16)         (0.33)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      45.66   $      48.53   $      40.44   $      41.45   $      39.73
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (5.58)%        20.41%         (2.13)%         4.75%         15.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     77,618   $    101,914   $    103,118   $    184,447   $    117,195
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.64%          0.63%          0.64%          0.63%          0.64%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.34%          0.25%          0.23%          0.33%          0.90%
Portfolio turnover rate (b)                             26%            25%            30%            39%            23%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      20.28   $      15.47   $      16.01   $      17.23   $      17.90
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.12           0.05           0.17           0.11           0.13
Net realized and unrealized gain (loss)              (2.59)          4.85          (0.52)         (1.21)         (0.66)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (2.47)          4.90          (0.35)         (1.10)         (0.53)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.11)         (0.09)         (0.19)         (0.12)         (0.14)
Return of capital                                    (0.07)            --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.18)         (0.09)         (0.19)         (0.12)         (0.14)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      17.63   $      20.28   $      15.47   $      16.01   $      17.23
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (12.22)%        31.73%         (2.12)%        (6.43)%        (3.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     83,731   $     91,262   $     51,837   $     69,655   $     89,616
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65%          0.66%          0.68%          0.65%          0.64%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.59%          0.23%          1.18%          0.65%          0.61%
Portfolio turnover rate (b)                             45%            32%            49%            35%            37%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      23.28   $      23.07   $      22.07   $      22.24   $      17.54
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.69           0.71           0.62           0.55           0.41
Net realized and unrealized gain (loss)              (1.65)          0.16           1.13          (0.13)          4.75
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (0.96)          0.87           1.75           0.42           5.16
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.69)         (0.66)         (0.75)         (0.59)         (0.46)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      21.63   $      23.28   $      23.07   $      22.07   $      22.24
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (4.19)%         3.79%          7.92%          1.97%         29.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    115,696   $    161,791   $    236,426   $    226,250   $    339,130
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.52%          0.48%          0.49%          0.48%          0.50%
Ratio of net expenses to average net assets           0.50%          0.48%          0.49%          0.48%          0.50%
Ratio of net investment income (loss) to
   average net assets                                 3.05%          2.77%          2.52%          2.30%          2.35%
Portfolio turnover rate (b)                             10%             7%             6%             8%            11%


FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      48.58   $      39.61   $      30.13   $      33.65   $      33.79
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.35           0.54           0.20           0.23           0.25
Net realized and unrealized gain (loss)              (4.65)          8.98           9.48          (3.52)         (0.14)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (4.30)          9.52           9.68          (3.29)          0.11
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.32)         (0.55)         (0.20)         (0.23)         (0.25)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      43.96   $      48.58   $      39.61   $      30.13   $      33.65
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (8.89)%        24.25%         32.21%         (9.81)%         0.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    290,107   $    298,775   $    221,791   $    102,432   $    198,550
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.55%          0.56%          0.57%          0.57%          0.59%
Ratio of net expenses to average net assets           0.55%          0.56%          0.57%          0.57%          0.59%
Ratio of net investment income (loss) to
   average net assets                                 0.72%          1.26%          0.58%          0.70%          0.75%
Portfolio turnover rate (b)                             11%            24%            42%            17%            24%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                                                        YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------
                                                  2018           2017             2016           2015 (a)       2014 (a)
                                              ------------   ------------     ------------     ------------   ------------
Net asset value, beginning of period          $      22.75   $      26.15     $      22.30     $      56.10   $      97.65
                                              ------------   ------------     ------------     ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.02          (0.02)            0.13             1.00           0.70
Net realized and unrealized gain (loss)              (7.86)         (3.02)            4.16           (33.75)        (41.50)
                                              ------------   ------------     ------------     ------------   ------------
Total from investment operations                     (7.84)         (3.04)            4.29           (32.75)        (40.80)
                                              ------------   ------------     ------------     ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --          (0.23)           (0.44)           (1.05)         (0.75)
Return of capital                                    (0.22)         (0.13)              --               --             --
                                              ------------   ------------     ------------     ------------   ------------
Total distributions                                  (0.22)         (0.36)           (0.44)           (1.05)         (0.75)
                                              ------------   ------------     ------------     ------------   ------------
Net asset value, end of period                $      14.69   $      22.75     $      26.15     $      22.30   $      56.10
                                              ============   ============     ============     ============   ============
TOTAL RETURN (b)                                    (34.77)%       (11.53)%          19.48%          (59.10)%       (42.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     88,874   $    184,262     $    251,024     $    153,042   $    246,946
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%          0.64% (c)        0.64% (c)        0.62%          0.61%
Ratio of net expenses to average net assets           0.60%          0.63% (c)        0.61% (c)        0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.07%         (0.11)%           0.54%            2.44%          0.74%
Portfolio turnover rate (d)                             47%            53%             103%              67%            42%


FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $     39.57   $      27.39   $      28.36   $      28.63   $      28.22
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.04           0.34           0.25           0.15           0.20
Net realized and unrealized gain (loss)              (8.16)         12.61          (0.85)         (0.24)          0.48
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (8.12)         12.95          (0.60)         (0.09)          0.68
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.52)         (0.77)         (0.37)         (0.18)         (0.27)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      30.93   $      39.57   $      27.39   $      28.36   $      28.63
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                    (20.68)%        47.36%         (2.15)%        (0.32)%         2.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   133,007   $    375,915   $    131,466   $    221,188   $    111,663
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.59%          0.60%          0.60%          0.62%          0.65%
Ratio of net expenses to average net assets           0.59%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.06%          0.91%          0.91%          0.64%          0.54%
Portfolio turnover rate (d)                             22%            35%            47%            68%            40%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on December 31, 2015 and 2014 prior to the reverse share split restatement were $4.46 and $11.22, respectively.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      52.34   $      52.81   $      38.94   $      36.61   $      36.11
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.81           0.74           0.58           0.56           0.47
Net realized and unrealized gain (loss)              (9.17)         (0.46)         13.89           2.31           0.50
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (8.36)          0.28          14.47           2.87           0.97
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.82)         (0.75)         (0.60)         (0.54)         (0.47)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      43.16   $      52.34   $      52.81   $      38.94   $      36.61
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (16.14)%         0.55%         37.57%          7.88%          2.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    228,762   $    314,032   $    404,023   $    223,902   $    109,818
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.61%          0.62%          0.64%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.50%          1.37%          1.54%          1.52%          1.41%
Portfolio turnover rate (b)                             11%            14%            16%            19%            26%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 60                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the nine funds listed below:

      First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
         Market LLC ("Nasdaq") ticker "QQEW")
      First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
      "QTEC")
      First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq
         ticker "QQXT")
      First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
         ticker "QCLN")
      First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
         "FRI")
      First Trust Water ETF - (NYSE Arca ticker "FIW")
      First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
      First Trust Chindia ETF - (NYSE Arca ticker "FNI")
      First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
         "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund         NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, QQEW, QQXT, QCLN, FIW, FCG, FNI, and QABA had securities in the securities lending program. During the fiscal year ended December 31, 2018, QQEW, QTEC, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.


                                                                         Page 63


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2018 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    2,716,080        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        19,564,271                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                       308,595                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   510,967                  --              350,683
First Trust S&P REIT Index Fund                                             3,585,667                  --                   --
First Trust Water ETF                                                       2,110,505                  --                   --
First Trust Natural Gas ETF                                                        --                  --            1,420,088
First Trust Chindia ETF                                                     4,434,111                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                          5,212,126                  --                   --


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2017 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    2,664,196        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        18,099,151                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                       336,720                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   353,370                  --                   --
First Trust S&P REIT Index Fund                                             5,399,046                  --                   --
First Trust Water ETF                                                       3,256,646                  --                   --
First Trust Natural Gas ETF                                                 1,778,865                  --            1,015,203
First Trust Chindia ETF                                                     7,008,527                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                          5,233,697                  --                   --

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $       42,934        $(37,030,279)       $  20,146,395
First Trust NASDAQ-100-Technology Sector Index Fund                           202,049         (47,202,665)           2,227,275
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                          9,306         (14,965,979)           1,819,022
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --         (34,906,225)            (100,993)
First Trust S&P REIT Index Fund                                               290,492            (445,058)         (23,210,802)
First Trust Water ETF                                                         178,889          (6,895,306)          (3,528,041)
First Trust Natural Gas ETF                                                        --        (461,527,796)         (51,897,952)
First Trust Chindia ETF                                                            --         (64,902,798)         (33,517,249)
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --          (4,971,951)         (55,057,167)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                                         Page 65


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                                                           Post-
                                                                        Enactment -
                                                                             No
                                                                         Expiration
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $   37,030,279
First Trust NASDAQ-100-Technology Sector Index Fund                        47,202,665
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                     14,965,979
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                34,906,225
First Trust S&P REIT Index Fund                                               445,058
First Trust Water ETF                                                       6,895,306
First Trust Natural Gas ETF                                               461,527,796
First Trust Chindia ETF                                                    64,902,798
First Trust NASDAQ(R) ABA Community Bank Index Fund                         4,971,951

At the taxable year ended December 31, 2018, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                        Capital Loss
                                                                        Carryforward
                                                                          Expired
                                                                     ------------------
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 $       80,899
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 5,884,801
First Trust Water ETF                                                       2,198,674
First Trust Natural Gas ETF                                                40,089,981
First Trust Chindia ETF                                                     7,245,147
First Trust NASDAQ(R)ABA Community Bank Index Fund                            116,604

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2018, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $      (55,600)      $  (40,351,757)      $  40,407,357
First Trust NASDAQ-100-Technology Sector Index Fund                          (682,816)        (300,403,738)        301,086,554
First Trust NASDAQ-100 Ex-Technology Sector Index  Fund                            --           (7,807,005)          7,807,005
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   (39,303)           4,280,044          (4,240,741)
First Trust S&P REIT Index Fund                                                    --            8,122,992          (8,122,992)
First Trust Water ETF                                                              --          (24,837,224)         24,837,224
First Trust Natural Gas ETF                                                  (107,831)          34,361,220         (34,253,389)
First Trust Chindia ETF                                                     3,064,562          (28,204,471)         25,139,909
First Trust NASDAQ(R)ABA Community Bank Index Fund                             21,376           (4,461,474)          4,440,098


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              Nasdaq, Inc. and American Bankers Association

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.


                                                                         Page 67


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2018 and fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                                     Fees Waived or Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust NASDAQ-100 Ex-Technology Sector
   Index Fund                                    $  35,900   $          --   $   49,128   $   26,900   $   35,900   $ 111,928
First Trust NASDAQ(R) Clean Edge(R) Green Energy
   Index Fund                                       43,615              --       44,163       39,255       43,615     127,033
First Trust S&P REIT Index Fund                     25,848              --           --           --       25,848      25,848
First Trust Natural Gas ETF                         39,782              --       54,736       25,164       39,782     119,682
First Trust NASDAQ(R) ABA Community Bank
   Index Fund                                           --              --       21,616           --           --      21,616

During the fiscal year ended December 31, 2018, First Trust recovered fees that were previously waived from First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust Chindia ETF and First Trust NASDAQ(R) ABA Community Bank Index Fund of $27,809, $33,342 and $15,316, respectively. First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust Water ETF and First Trust Chindia ETF do not have any remaining fees previously waived or expenses reimbursed that are subject to recovery.

During the fiscal year ended December 31, 2018, First Trust NASDAQ-100 Equal Weighted Index Fund received a reimbursement from the Advisor of $22,098 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   145,488,983   $   146,262,108
First Trust NASDAQ-100-Technology Sector Index Fund                   514,060,665       516,549,460
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 24,036,039        24,248,463
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            41,371,283        41,382,684
First Trust S&P REIT Index Fund                                        12,378,045        11,208,431
First Trust Water ETF                                                  36,964,684        36,020,677
First Trust Natural Gas ETF                                            68,338,772        67,904,995
First Trust Chindia ETF                                                76,636,858        77,774,538
First Trust NASDAQ(R)ABA Community Bank Index Fund                    38,235,776         38,199,697

For the fiscal year ended December 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    79,705,846   $   120,160,270
First Trust NASDAQ-100-Technology Sector Index Fund                   935,532,788     1,041,426,747
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  9,987,579        29,250,275
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            11,039,990         5,819,573
First Trust S&P REIT Index Fund                                        60,148,169        91,192,195
First Trust Water ETF                                                 109,995,279        87,624,344
First Trust Natural Gas ETF                                            31,479,644        74,550,721
First Trust Chindia ETF                                               123,517,711       285,086,605
First Trust NASDAQ(R)ABA Community Bank Index Fund                    114,903,432       136,114,054

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded Fund (the "Trust"), comprising the First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Chindia ETF, First Trust Natural Gas ETF, First Trust Water ETF, and First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2019

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose each Fund's holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          75.24%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                           0.00%
First Trust Chindia ETF                                                               0.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

For the taxable year ended December 31, 2018, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                         100.00%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                           0.00%
First Trust Chindia ETF                                                              92.84%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%

A portion of First Trust S&P REIT Index Fund's 2018 ordinary dividends (including short-term capital gains) paid to its shareholders during the taxable year ended December 31, 2018, may be eligible for the Qualified Business Income Deduction (QBI) under code section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31,2018, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $2,015,725. This figure is comprised of $88,328 paid (or to be paid) in fixed compensation and $1,927,397 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $1,280,092 paid (or to be paid) to senior management of First Trust Advisors L.P. and $735,633 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           161         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            161         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association


Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         161         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           161         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Products and Services);                           May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               161         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                              POSITION AND             TERM OF OFFICE
     NAME AND                   OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011 to
                                                    o Since January 2016     January 2016), Senior Vice President (April 2007 to
                                                                             January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer (January
                                                                             2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial   o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer           o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                    o Since Inception        BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist    Vice President               o Indefinite Term        Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                    o Since Inception


Kristi A. Maher        Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                    o Chief Compliance
                                                    Officer Since
                                                    January 2011

                                                    o Assistant Secretary
                                                    Since Inception


Roger F. Testin        Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception


Stan Ueland            Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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


                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

Annual Report
December 31, 2018

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  10
Notes to Fund Performance Overview..........................................  12
Understanding Your Fund Expenses............................................  13
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  14
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  29
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  36
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  37
Statements of Assets and Liabilities........................................  41
Statements of Operations....................................................  42
Statements of Changes in Net Assets.........................................  43
Financial Highlights........................................................  45
Notes to Financial Statements...............................................  47
Report of Independent Registered Public Accounting Firm.....................  55
Additional Information......................................................  56
Board of Trustees and Officers..............................................  60
Privacy Policy..............................................................  62

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2018, including a market overview and performance analyses. We encourage you to read this report carefully and discuss it with your financial advisor.

As I wrote in my June 2018 letter, investors were hoping for another strong year in the markets for 2018. For the entire year, however, increased market volatility was the norm for U.S. and global markets. Despite the volatility, August was a strong month for stocks, and the Dow Jones Industrial Average ("DJIA") finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500(R) Index) hit record levels during the third quarter. Yet, in October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the month. However, investors cheered as November ended, and the DJIA climbed 617 points (2.5%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and the MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively.

Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the "Fed") raised interest rates in March, June and September. At their September meeting, the Fed indicated the possibility of one additional rate hike in 2018 and three more in 2019. At their November meeting, the Fed did not raise interest rates. However, at their December 19th meeting, the Fed did raise interest rates by 25 basis points. Analysts and investors will be watching to see what the Fed does with rates in 2019.

While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

In its latest forecast, the International Monetary Fund ("IMF") is calling for the world real gross domestic product ("GDP") growth rate to dip from an estimated 3.7% in 2018 to an estimated 3.5% in 2019, according to its own release. The IMF cited the ongoing trade dispute between the U.S. and China as being partly responsible for the small downward revision in growth. The U.S. real GDP growth rate is expected to decrease from an estimated 2.9% in 2018 to an estimated 2.5% in 2019. The growth rate for Emerging Market and Developing Economies is expected to dip from an estimated 4.6% in 2018 to an estimated 4.5% in 2019. As indicated by the growth forecasts, we believe there is no imminent threat of a global economic recession.

We believe that concerns over the extent to which interest rates could trend higher in 2019 and the potential for trade tariffs escalating to an all-out trade war were largely behind the spikes in volatility in the stock market in 2018. For those investors who fear that higher interest rates could dampen the prospects for stocks in 2019, Federal Reserve (the "Fed") Chairman Jerome Powell announced on January 4, 2019 that the Fed will be adopting a "patient" approach to tightening monetary policy. With respect to trade, the Trump Administration sent trade representatives to China on January 7, 2019 to set up future trade policy talks. The two countries also agreed to a 90-day truce freezing tariffs until March 1, 2019. We believe stock prices would move higher on a U.S.-China trade deal.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds ("ETFs") and other exchange-traded products ("ETPs") listed globally stood at $4.79 trillion at the close of 2018, down from $4.84 trillion the previous year, according to its own release. The dip in assets under management was due to performance rather than capital flows. December 2018 marked the 59th consecutive month of net inflows into ETFs/ETPs listed globally. The U.S.'s share of the global market was approximately 70% at year-end.

U.S. STOCKS AND BONDS

The three major Standard & Poor's stock indices finished 2018 in the red. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -4.38%, -11.08%, and -8.48%, respectively, according to Bloomberg. Only three of the 11 major S&P 500(R) Index sectors posted positive total returns. The top-performing sectors were Health Care, Utilities and Consumer Discretionary, up 6.47%, 4.11% and 0.82%, respectively, on a total return basis. The sectors that posted the biggest losses were Energy, Materials and Industrials, down 18.10%, 14.70% and 13.32%, respectively. We believe that some of the downside in stock prices late in the year could be attributed to profit taking and tax selling. Keep in mind, the S&P 500(R) Index posted a total return of 21.83% in 2017, more than double its 9.98% average annual total return from 1926-2018, according to Ibbotson Associates/Morningstar.

Dividend growth has historically been a barometer of strength for Corporate America. The S&P Dow Jones Indices announced that total dividend distributions for U.S. common stocks increased by a net (increases less decreases) $7.4 billion in the third quarter of 2018, up from $4.5 billion from the third quarter of 2017, according to its own release. Net dividend increases totaled a record $58.4 billion in 2018, up from $37.1 billion in 2017. Currently, 82.2% of the companies in the S&P 500(R) Index pay a dividend, compared to 69.8% of the companies in the S&P MidCap 400(R) Index and 51.9% of the companies in the S&P SmallCap 600(R) Index. Total global dividend payouts are expected to rise 6.0% year-over-year to a record $1.81 trillion in 2019, according to business information provider IHS Markit, a London-based global information provider. Dividend-paying companies in the U.S. are expected to increase distributions by 8.1%, according to IHS Markit.

In the U.S. bond market, the top-performing major debt group we track was intermediate-term Treasuries. The Bloomberg Barclays U.S. Treasury: Intermediate Index posted a total return of 1.41% in 2018. The worst-performing debt group that we track was high yield corporates. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -2.08%. The yield on the benchmark 10-Year Treasury note (T-note) rose by 28 basis points to 2.69% in 2018, according to Bloomberg. For comparative purposes, the average yield on the 10-year T-note was 2.51% for the 10-year period ended December 31, 2018.

FOREIGN STOCKS AND BONDS

The U.S. dollar registered a gain of 4.40% against a basket of major currencies in 2018, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a stronger U.S. dollar can negatively impact returns on unhedged foreign securities. We believe the dollar strengthened due to the escalating trade/tariff battle between the U.S. and its major trading partners, particularly China.

Both foreign stocks and bonds succumbed to selling pressure in 2018. The Bloomberg Barclays Global Aggregate Index of higher quality debt posted a total return of -1.20% (USD), while the Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt fell 3.02%, according to Bloomberg Barclays. With respect to equities, the MSCI Daily Total Return Net World Index (excluding the U.S.) posted a total return of -14.09% (USD), compared to -14.58% (USD) for the MSCI Daily Total Return Net Emerging Markets Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its assets (including investment borrowings) in common stocks that comprise the Index. The Index is designed to quantitatively identify and select stocks across market capitalizations (including large-cap, mid-cap and small-cap companies) that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is a modified equal-dollar weighted index. The Index is reconstituted and balanced on a quarterly basis. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (12/5/06)      Ended       Ended       (12/5/06)
                                              12/31/18    12/31/18    12/31/18    to 12/31/18    12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                           -10.13%      3.59%        9.77%        4.48%        19.28%     153.95%        69.66%
Market Value                                  -10.24%      3.58%        9.98%        4.47%        19.24%     158.84%        69.63%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market Index*      -9.55%       N/A         N/A           N/A          N/A         N/A           N/A
Russell 3000(R) Index                          -5.24%      7.91%       13.18%        7.05%        46.34%     244.95%       127.56%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's current underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of -10.13% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index ("benchmark") generated a return of -5.24%. The Consumer Discretionary sector was the Fund's largest allocated sector over the period with a 17.7% allocation. This sector had a -6.1% return leading to a contribution of -1.1%. The Fund's largest contributing sector was the Health Care sector with a 0.4% contribution, stemming from its 7.8% allocation and 9.6% return. The Fund's least contributing sector was the Industrials sector with a -2.2% contribution, stemming from its 15.5% allocation and -14.1% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Information Technology securities by -7.9%, creating -1.4% of relative drag. The Fund's holdings amongst the Utilities sector reversed 0.4% of relative drag as the Fund's Utilities sector holdings outperformed the benchmark's by 3.3%.

-----------------------------
The NASDAQ AlphaDEX(R) Total US Market Index (the "Index") is a trademark of The Nasdaq OMX Group and has been licensed for use by First Trust Portfolios L.P. AlphaDEX(R) is a trademark owned by First Trust Portfolios L.P. and has been licensed to The Nasdaq OMX Group for use in the name of the Index. The First Trust Total US Market AlphaDEX(R) ETF is not sponsored, endorsed, sold or promoted by The Nasdaq OMX Group and The Nasdaq OMX Group makes no representation or warranty regarding the advisability of investing in the First Trust Total US Market AlphaDEX(R) ETF or as to the result to be obtained by any person from use of the Index in connection with the trading of the First Trust Total US Market AlphaDEX(R) ETF.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        16.83%
Information Technology                        14.25
Industrials                                   13.59
Health Care                                   11.87
Financials                                    11.71
Energy                                         6.91
Consumer Staples                               5.90
Materials                                      5.80
Utilities                                      5.51
Communication Services                         5.17
Real Estate                                    2.46
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
O'Reilly Automotive, Inc.                      0.51%
Comcast Corp., Class A                         0.50
Kroger (The) Co.                               0.49
Newell Brands, Inc.                            0.47
Molson Coors Brewing Co., Class B              0.47
J.M. Smucker (The) Co.                         0.47
Tyson Foods, Inc., Class A                     0.46
IQVIA Holdings, Inc.                           0.46
HCA Healthcare, Inc.                           0.46
Dollar Tree, Inc.                              0.46
                                             -------
   Total                                       4.75%
                                             =======

        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
           DECEMBER 31, 2008 - DECEMBER 31, 2018

              First Trust
            Total US Market            Russell 3000(R)
            AlphaDEX(R) ETF                 Index
12/08           $10,000                    $10,000
06/09            10,533                     10,420
12/09            13,415                     12,834
06/10            13,219                     12,058
12/10            16,078                     15,007
06/11            16,430                     15,960
12/11            14,541                     15,160
06/12            14,794                     16,573
12/12            15,812                     17,649
06/13            18,094                     20,130
12/13            21,291                     23,570
06/14            22,364                     25,206
12/14            21,794                     26,529
06/15            22,051                     27,044
12/15            20,490                     26,657
06/16            21,158                     27,622
12/16            23,661                     30,050
06/17            25,447                     32,733
12/17            28,259                     36,397
06/18            29,511                     37,567
12/18            25,397                     34,490

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             178             0              0            0
01/01/15 - 12/31/15             115            15              0            0
01/01/16 - 12/31/16             121             0              0            0
01/01/17 - 12/31/17             216             0              0            0
01/01/18 - 12/31/18             168             2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              68             6              0            0
01/01/15 - 12/31/15             110            12              0            0
01/01/16 - 12/31/16             131             0              0            0
01/01/17 - 12/31/17              35             0              0            0
01/01/18 - 12/31/18              79             1              1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is designed to provide exposure to either the U.S. equity market or T-Bills, based upon daily relative strength readings resulting from a wholly-quantitative process. The Index always holds exactly one of three possible positions: all the component securities of the Nasdaq US 500 Large Cap Index, all the component securities in the Nasdaq US 500 Large Cap Equal Weight Index or all the component securities of the Nasdaq US T-Bill Index. Each of the Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap Equal Weight Index contains the same constituent securities - the 500 securities with the highest float market capitalization comprising the NASDAQ US Benchmark Index - but weights them differently. The Nasdaq US 500 Large Cap Index weights the securities according to their market capitalization and the Nasdaq US 500 Large Cap Equal Index weights them equally. The Nasdaq US T-Bill Index is designed to act as a US dollar-denominated cash position through the use of nine T-Bills ranging from 30 to 91 days in duration. A T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than one year, sold in denominations of $1,000 up to a maximum purchase of $5 million. The Fund's shares are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "DWPP." The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL               CUMULATIVE
                                                                                   TOTAL RETURNS              TOTAL RETURNS
                                                                   1 Year     5 Years      Inception     5 Years      Inception
                                                                   Ended       Ended       (8/29/12)      Ended       (8/29/12)
                                                                  12/31/18    12/31/18    to 12/31/18    12/31/18    to 12/31/18
FUND PERFORMANCE
NAV                                                                -8.26%      4.01%         5.79%        21.74%        42.89%
Market Value                                                       -8.29%      4.01%         5.81%        21.72%        43.05%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio Index*                     -7.76%       N/A           N/A          N/A           N/A
S&P 500(R) Index                                                   -4.38%      8.49%        11.80%        50.33%       102.85%
Nasdaq US 500 Large Cap Index                                      -4.75%       N/A           N/A          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

* On August 18, 2017, the Fund's underlying index changed from the CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns shown for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -8.26% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index ("benchmark") generated a return of -4.38%. The Information Technology sector was given the largest allocation in the Fund over the period with a 14.8% allocation. This sector was also the largest contributing sector with a 0.1% contribution and 1.8% return. The Fund's least contributing sector was the Financials sector with a -1.9% contribution, stemming from its 14.1% allocation and -15.3% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Consumer Discretionary securities by -14.1%, creating -1.4% of relative drag. The Fund over allocated the relatively well performing Utilities securities, which created 0.2% of relative outperformance.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        15.47%
Financials                                    13.70
Industrials                                   12.85
Health Care                                   12.83
Consumer Discretionary                        11.76
Consumer Staples                               6.82
Energy                                         5.98
Real Estate                                    5.37
Utilities                                      5.15
Materials                                      5.04
Communication Services                         5.03
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
ABIOMED, Inc.                                  0.22%
Splunk, Inc.                                   0.22
Snap, Inc.                                     0.22
GrubHub, Inc.                                  0.22
Workday, Inc.                                  0.22
Zillow Group, Inc.                             0.22
Kohl's Corp.                                   0.22
salesforce.com, Inc.                           0.22
IAC/InterActiveCorp                            0.21
XPO Logistics, Inc.                            0.21
                                             -------
   Total                                       2.18%
                                             =======

        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
            AUGUST 29, 2012 - DECEMBER 31, 2018

                 First Trust
                Dorsey Wright            S&P 500(R)
            People's Portfolio ETF         Index
08/12              $10,000                $10,000
12/12                9,863                 10,193
06/13               10,686                 11,602
12/13               11,738                 13,494
06/14               12,251                 14,457
12/14               13,525                 15,342
06/15               13,175                 15,531
12/15               12,730                 15,554
06/16               12,551                 16,151
12/16               12,800                 17,414
06/17               13,952                 19,040
12/17               15,579                 21,214
06/18               15,782                 21,776
12/18               14,292                 20,284

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2014 through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14             152             2              0            1
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 12/31/16              76             3              0            0
01/01/17 - 12/31/17             175             0              0            1
01/01/18 - 12/31/18             162             3              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/14 - 12/31/14              95             2              0            0
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 12/31/16             168             4              1            0
01/01/17 - 12/31/17              75             0              0            0
01/01/18 - 12/31/18              84             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index consists of an equally weighted portfolio of the 30 securities that comprise the Dow Jones Industrial Average(TM) (the "DJIA"). The 30 securities comprising the DJIA are domestic, blue-chip companies covering all industries. While inclusion in the DJIA is not governed by quantitative rules, a stock is typically only added if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. The Fund's shares are listed for trading on the NYSE Arca, Inc. The Index is rebalanced quarterly. The first day of secondary market trading in shares of the Fund was August 9, 2017.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL             CUMULATIVE
                                                                                      TOTAL RETURNS             TOTAL RETURNS
                                                                   1 Year               Inception                 Inception
                                                                   Ended                 (8/8/17)                 (8/8/17)
                                                                  12/31/18             to 12/31/18               to 12/31/17
FUND PERFORMANCE
NAV                                                                -0.88%                 7.09%                    10.05%
Market Value                                                       -1.15%                 7.02%                     9.94%

INDEX PERFORMANCE
Dow Jones Industrial Average Equal Weight Index                    -0.40%                 7.61%                    10.79%
Dow Jones Industrial Average(TM)                                   -3.48%                 6.43%                     9.09%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -0.88% during the 12-month period covered by this report. During the same period, the Dow Jones Industrial Average(TM) ("benchmark") generated a return of -3.48%. The Information Technology sector was given the largest allocation in the Fund over the period with a 19.9% allocation. This sector had a 5.4% return and contributed 1.4% to the Fund's return. The top contributing sector in the Fund was the Health Care sector with a 2.2% contribution, stemming from its 13.6% allocation and 18.2% return. The Industrials sector detracted -2.2% from the Fund's performance, stemming from its 14.5% allocation and -13.6% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund over allocating and outperforming the benchmark amongst the Information Technology sector by 2.0% and 5.1%, respectively, creating 1.2% of relative outperformance. The Fund underperformed the benchmark amongst Industrial securities by -6.9%, creating -0.9% of relative underperformance.

-----------------------------
The Dow Jones Industrial Average Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        19.87%
Health Care                                   13.47
Industrials                                   13.39
Financials                                    13.22
Consumer Staples                              13.08
Consumer Discretionary                        10.30
Communication Services                         6.77
Energy                                         6.41
Materials                                      3.49
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NIKE, Inc., Class B                            3.52%
Walmart, Inc.                                  3.50
DowDuPont, Inc.                                3.49
Boeing (The) Co.                               3.49
Caterpillar, Inc.                              3.46
Merck & Co., Inc.                              3.45
Home Depot (The), Inc.                         3.44
Pfizer, Inc.                                   3.44
Travelers (The) Cos., Inc.                     3.43
Verizon Communications, Inc.                   3.40
                                             -------
   Total                                      34.62%
                                             =======

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            AUGUST 8, 2017 - DECEMBER 31, 2018

                                        Dow Jones Industrial
            First Trust Dow 30             Average Equal            Dow Jones Industrial
             Equal Weight ETF               Weight Index                Average(TM)
08/17            $10,000                      $10,000                     $10,000
12/17             11,102                       11,124                      11,302
06/18             11,024                       11,069                      11,219
12/18             11,004                       11,079                      10,908

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              94             0              0            0
01/01/18 - 12/31/18             171             4              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17               6             0              0            0
01/01/18 - 12/31/18              74             2              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc. (the "Index Provider"). The Index is calculated and maintained by Nasdaq, Inc. The Index is designed to provide exposure to U.S. large cap equities grouped into four separate factors, with factors emphasized within the Index as they come into favor in the U.S. marketplace. The Index utilizes the Index Provider's risk-adjusted relative strength methodology to rotate among eight sub-indices, each of which exhibits characteristics of one of the four primary factors: momentum, value, quality and volatility. The Index Provider's risk-adjusted relative strength score is designed to identify the sub-indices with the greatest return potential with the least amount of risk and is calculated as the return per unit of risk for each sub-index, measured as the standard deviation of returns over the course of the prior 12-months for each sub-index. The Fund's shares are listed for trading on CBOE BZX, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 CUMULATIVE
                                                                                                                TOTAL RETURNS
                                                                                                                  Inception
                                                                                                                  (7/25/18)
                                                                                                                 to 12/31/18
FUND PERFORMANCE
NAV                                                                                                                -12.09%
Market Value                                                                                                       -12.10%

INDEX PERFORMANCE
Lunt Capital Large Cap Factor Rotation Index                                                                       -11.87%
Nasdaq US 500 Large Cap Index                                                                                      -11.31%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -12.09% during the time period covered by this report, which is from inception of the Fund on July 25, 2018 to December 31, 2018. During the same period, the Nasdaq US 500 Large Cap Index ("benchmark") generated a return of -11.31%. The Fund's largest allocation over the period was the Information Technology sector with a 19.1% allocation. This sector had a -10.3% return and contributed -2.4% to the Fund's return. The least contributing sector was the Health Care sector with a -2.6% contribution, stemming from its 15.6% allocation and -16.1% return. The top contributing sector was the Utilities sector with a 0.2% contribution, stemming from its 4.5% allocation and 2.7% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Health Care securities by -14.1%, creating -2.2% of relative drag. The Energy sector reversed 0.7% of underperformance as the Fund under allocated this poor performing sector by -0.9%.

-----------------------------
Lunt Capital Management, Inc. ("Licensor") and the Lunt Capital Large Cap Factor Rotation Index, ("Licensor Index") are trademarks of Licensor and have been licensed for use for certain purposes by First Trust Advisors L.P. The First Trust Lunt U.S. Factor Rotation ETF is based on the Licensor Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    20.00%
Information Technology                        16.26
Health Care                                   13.54
Consumer Discretionary                        13.16
Consumer Staples                               9.26
Industrials                                    9.21
Real Estate                                    5.48
Materials                                      4.95
Communication Services                         3.41
Utilities                                      2.40
Energy                                         2.33
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Fidelity National Information Services, Inc.   1.74%
Newell Brands, Inc.                            1.71
Verisk Analytics, Inc.                         1.65
Aflac, Inc.                                    1.46
American Tower Corp.                           1.31
Waste Management, Inc.                         1.27
Paychex, Inc.                                  1.20
UnitedHealth Group, Inc.                       1.17
Intuit, Inc.                                   1.14
McDonald's Corp.                               1.14
                                             -------
   Total                                      13.79%
                                             =======

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JULY 25, 2018 - DECEMBER 31, 2018

            First Trust Lunt U.S.       Lunt Capital Large Cap        Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index
07/18              $10,000                     $10,000                   $10,000
12/18                8,791                       8,813                     8,869

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF DECEMBER 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 26, 2018 (commencement of trading) through December 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              91             2              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              15             1              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2018 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF or First Trust Lunt U.S. Factor Rotation ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended December 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ANNUALIZED
                                                                                             EXPENSE RATIO         EXPENSES PAID
                                                       BEGINNING             ENDING           BASED ON THE          DURING THE
                                                     ACCOUNT VALUE        ACCOUNT VALUE        SIX-MONTH             SIX-MONTH
                                                     JULY 1, 2018       DECEMBER 31, 2018        PERIOD             PERIOD (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                                 $1,000.00            $  860.60            0.70% (a)             $3.28
Hypothetical (5% return before expenses)               $1,000.00            $1,021.68            0.70% (a)             $3.57

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                                 $1,000.00            $  905.60            0.60%                 $2.88
Hypothetical (5% return before expenses)               $1,000.00            $1,022.18            0.60%                 $3.06

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                                 $1,000.00            $  998.20            0.50%                 $2.52
Hypothetical (5% return before expenses)               $1,000.00            $1,022.68            0.50%                 $2.55


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               ANNUALIZED          EXPENSES PAID
                                                                                             EXPENSE RATIO       DURING THE PERIOD
                                                       BEGINNING             ENDING           BASED ON THE       JULY 25, 2018 (c)
                                                     ACCOUNT VALUE        ACCOUNT VALUE      NUMBER OF DAYS             TO
                                                   JULY 25, 2018 (c)    DECEMBER 31, 2018    IN THE PERIOD     DECEMBER 31, 2018 (d)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)
Actual                                                 $1,000.00            $  879.10            0.65%                 $2.68
Hypothetical (5% return before expenses)               $1,000.00            $1,021.93            0.65%                 $3.31


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1, 2018 through December 31, 2018), multiplied by 184/365 (to reflect the six-month period).

(c)   Inception date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 25, 2018 through December 31, 2018), multiplied by 160/365. Hypothetical expenses are assumed for the most recent six-month period.

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             AEROSPACE & DEFENSE -- 0.8%
          80 Aerovironment, Inc. (a)           $        5,436
         177 Axon Enterprise, Inc. (a)                  7,744
         109 Boeing (The) Co.                          35,152
          59 Curtiss-Wright Corp.                       6,025
          20 Esterline Technologies Corp. (a)           2,429
         176 HEICO Corp.                               13,636
          60 Hexcel Corp.                               3,440
          32 Huntington Ingalls Industries, Inc.        6,090
          65 Mercury Systems, Inc. (a)                  3,074
          28 National Presto Industries, Inc.           3,274
          88 Spirit AeroSystems Holdings, Inc.,
                Class A                                 6,344
          82 Teledyne Technologies, Inc. (a)           16,980
                                               --------------
                                                      109,624
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.6%
         141 Atlas Air Worldwide Holdings,
                Inc. (a)                                5,949
         290 Echo Global Logistics, Inc. (a)            5,895
         368 Expeditors International of
                Washington, Inc.                       25,057
          25 Forward Air Corp.                          1,371
         196 Hub Group, Inc., Class A (a)               7,266
         472 XPO Logistics, Inc. (a)                   26,923
                                               --------------
                                                       72,461
                                               --------------
             AIRLINES -- 1.3%
         236 Alaska Air Group, Inc.                    14,361
          57 Allegiant Travel Co.                       5,713
         699 Delta Air Lines, Inc.                     34,880
         223 Hawaiian Holdings, Inc.                    5,889
       1,050 JetBlue Airways Corp. (a)                 16,863
         152 SkyWest, Inc.                              6,759
         867 Southwest Airlines Co.                    40,298
         153 Spirit Airlines, Inc. (a)                  8,862
         456 United Continental Holdings,
                Inc. (a)                               38,181
                                               --------------
                                                      171,806
                                               --------------
             AUTO COMPONENTS -- 1.0%
         308 Adient PLC                                 4,639
         514 American Axle & Manufacturing
                Holdings, Inc. (a)                      5,705
         380 BorgWarner, Inc.                          13,201
         190 Cooper Tire & Rubber Co.                   6,143
          45 Cooper-Standard Holdings, Inc. (a)         2,795
         288 Dana, Inc.                                 3,926
          23 Dorman Products, Inc. (a)                  2,071
         128 Fox Factory Holding Corp. (a)              7,535
         695 Goodyear Tire & Rubber (The) Co.          14,185
          65 LCI Industries                             4,342
         467 Lear Corp.                                57,376
         361 Modine Manufacturing Co. (a)               3,902
          60 Stoneridge, Inc. (a)                       1,479
         128 Tenneco, Inc., Class A                     3,506
          19 Visteon Corp. (a)                          1,145
                                               --------------
                                                      131,950
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTOMOBILES -- 0.7%
       5,854 Ford Motor Co.                    $       44,783
         805 General Motors Co.                        26,927
         178 Harley-Davidson, Inc.                      6,074
         243 Thor Industries, Inc.                     12,636
         216 Winnebago Industries, Inc.                 5,229
                                               --------------
                                                       95,649
                                               --------------
             BANKS -- 3.0%
          34 1st Source Corp.                           1,372
         310 Associated Banc-Corp.                      6,135
          95 Banc of California, Inc.                   1,264
          55 BancorpSouth Bank                          1,438
         456 BankUnited, Inc.                          13,653
         277 BB&T Corp.                                12,000
          41 BOK Financial Corp.                        3,006
          43 Cathay General Bancorp                     1,442
         234 CIT Group, Inc.                            8,955
       1,048 Citizens Financial Group, Inc.            31,157
          46 Columbia Banking System, Inc.              1,669
          64 Commerce Bancshares, Inc.                  3,608
          29 Community Bank System, Inc.                1,691
          39 Community Trust Bancorp, Inc.              1,545
          75 ConnectOne Bancorp, Inc.                   1,385
         228 Customers Bancorp, Inc. (a)                4,150
          35 Eagle Bancorp, Inc. (a)                    1,705
         134 East West Bancorp, Inc.                    5,833
          34 Enterprise Financial Services Corp.        1,279
         951 F.N.B. Corp.                               9,358
          46 FB Financial Corp.                         1,611
       1,455 Fifth Third Bancorp                       34,236
          44 First Bancorp                              1,437
          18 First Citizens BancShares, Inc.,
                Class A                                 6,787
         111 First Commonwealth Financial
                Corp.                                   1,341
         205 First Financial Bankshares, Inc.          11,826
         297 First Hawaiian, Inc.                       6,685
         108 Fulton Financial Corp.                     1,672
          94 Glacier Bancorp, Inc.                      3,724
          32 Great Southern Bancorp, Inc.               1,473
          42 Great Western Bancorp, Inc.                1,312
         170 Hancock Whitney Corp.                      5,890
         144 Hanmi Financial Corp.                      2,837
          89 Hilltop Holdings, Inc.                     1,587
         184 Home BancShares, Inc.                      3,007
         222 Hope Bancorp, Inc.                         2,633
          50 IBERIABANK Corp.                           3,214
          40 International Bancshares Corp.             1,376
         329 Investors Bancorp, Inc.                    3,422
          99 Lakeland Bancorp, Inc.                     1,466
         333 OFG Bancorp                                5,481
          65 Opus Bank                                  1,273
         254 PacWest Bancorp                            8,453
         707 People's United Financial, Inc.           10,202
         199 PNC Financial Services Group
                (The), Inc.                            23,265
         157 Popular, Inc.                              7,413


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
         116 Prosperity Bancshares, Inc.       $        7,227
         732 Regions Financial Corp.                    9,794
          43 Renasant Corp.                             1,298
          46 Sandy Spring Bancorp, Inc.                 1,442
          71 Signature Bank                             7,299
         406 SunTrust Banks, Inc.                      20,479
         131 SVB Financial Group (a)                   24,879
         339 TCF Financial Corp.                        6,607
         195 TriState Capital Holdings,
                Inc. (a)                                3,795
          53 Trustmark Corp.                            1,507
         114 UMB Financial Corp.                        6,951
         582 Umpqua Holdings Corp.                      9,254
         111 United Bankshares, Inc.                    3,453
          68 Univest Financial Corp.                    1,467
         358 Valley National Bancorp                    3,179
         256 Wells Fargo & Co.                         11,796
          71 Western Alliance Bancorp (a)               2,804
          95 Wintrust Financial Corp.                   6,317
                                               --------------
                                                      395,816
                                               --------------
             BEVERAGES -- 0.6%
          13 Boston Beer (The) Co., Inc.,
                Class A (a)                             3,131
          10 Coca-Cola Consolidated, Inc.               1,774
       1,101 Molson Coors Brewing Co.,
                Class B                                61,832
          72 National Beverage Corp.                    5,167
                                               --------------
                                                       71,904
                                               --------------
             BIOTECHNOLOGY -- 1.6%
          31 Acceleron Pharma, Inc. (a)                 1,350
         187 Arrowhead Pharmaceuticals,
                Inc. (a)                                2,323
         235 BioCryst Pharmaceuticals, Inc. (a)         1,896
          77 Biogen, Inc. (a)                          23,171
         299 Cara Therapeutics, Inc. (a)                3,887
         124 CareDx, Inc. (a)                           3,117
         587 Dicerna Pharmaceuticals, Inc. (a)          6,275
          82 Emergent BioSolutions, Inc. (a)            4,861
         257 Exact Sciences Corp. (a)                  16,217
         220 Fate Therapeutics, Inc. (a)                2,823
          77 Genomic Health, Inc. (a)                   4,960
          57 Heron Therapeutics, Inc. (a)               1,479
          71 Intercept Pharmaceuticals,
                Inc. (a)                                7,156
         536 Invitae Corp. (a)                          5,928
          78 Ionis Pharmaceuticals, Inc. (a)            4,217
         210 Karyopharm Therapeutics, Inc. (a)          1,968
          74 Ligand Pharmaceuticals, Inc. (a)          10,042
          68 Momenta Pharmaceuticals, Inc. (a)            751
          78 Myriad Genetics, Inc. (a)                  2,267
         299 Natera, Inc. (a)                           4,174
         164 Neurocrine Biosciences, Inc. (a)          11,711
       1,906 Novavax, Inc. (a)                          3,507
         191 PTC Therapeutics, Inc. (a)                 6,555
          95 REGENXBIO, Inc. (a)                        3,985
          97 Repligen Corp. (a)                         5,116


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BIOTECHNOLOGY (CONTINUED)
         126 Sarepta Therapeutics, Inc. (a)    $       13,750
         211 Seattle Genetics, Inc. (a)                11,955
         158 Ultragenyx Pharmaceutical,
                Inc. (a)                                6,870
         159 United Therapeutics Corp. (a)             17,315
         140 Vertex Pharmaceuticals, Inc. (a)          23,199
                                               --------------
                                                      212,825
                                               --------------
             BUILDING PRODUCTS -- 1.0%
         174 Advanced Drainage Systems, Inc.            4,219
          89 Allegion PLC                               7,094
          46 American Woodmark Corp. (a)                2,561
         173 Apogee Enterprises, Inc.                   5,164
         116 Armstrong World Industries, Inc.           6,752
         191 Continental Building Products,
                Inc. (a)                                4,861
         231 Fortune Brands Home & Security,
                Inc.                                    8,776
          79 Gibraltar Industries, Inc. (a)             2,812
         222 Griffon Corp.                              2,320
       1,155 Johnson Controls International
                PLC                                    34,246
          37 Lennox International, Inc.                 8,098
         300 Owens Corning                             13,194
          61 Patrick Industries, Inc. (a)               1,806
         249 PGT Innovations, Inc. (a)                  3,947
          99 Simpson Manufacturing Co., Inc.            5,359
         264 Trex Co., Inc. (a)                        15,671
         203 Universal Forest Products, Inc.            5,270
                                               --------------
                                                      132,150
                                               --------------
             CAPITAL MARKETS -- 1.2%
         149 Affiliated Managers Group, Inc.           14,519
         531 Bank of New York Mellon (The)
                Corp.                                  24,994
         134 Blucora, Inc. (a)                          3,570
          80 Evercore, Inc., Class A                    5,725
          54 FactSet Research Systems, Inc.            10,807
         297 Federated Investors, Inc., Class B         7,885
         888 Invesco Ltd.                              14,865
          84 Lazard Ltd., Class A                       3,100
         287 Legg Mason, Inc.                           7,321
         188 LPL Financial Holdings, Inc.              11,483
         289 Morgan Stanley                            11,459
          65 Morningstar, Inc.                          7,140
          76 MSCI, Inc.                                11,205
         157 Stifel Financial Corp.                     6,503
         429 TCG BDC, Inc. (b)                          5,320
          47 Virtus Investment Partners, Inc.           3,733
         338 Waddell & Reed Financial, Inc.,
                Class A                                 6,111
                                               --------------
                                                      155,740
                                               --------------
             CHEMICALS -- 2.9%
         211 AdvanSix, Inc. (a)                         5,136
          81 Air Products and Chemicals, Inc.          12,964
          40 Albemarle Corp.                            3,083
          96 Ashland Global Holdings, Inc.              6,812
         138 Axalta Coating Systems Ltd. (a)            3,232


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
          32 Balchem Corp.                     $        2,507
         118 Celanese Corp.                            10,616
         222 CF Industries Holdings, Inc.               9,659
         409 Chemours (The) Co.                        11,542
         707 Eastman Chemical Co.                      51,689
          86 Ecolab, Inc.                              12,672
         464 FMC Corp.                                 34,317
          69 H.B. Fuller Co.                            2,944
         746 Huntsman Corp.                            14,390
         160 Ingevity Corp. (a)                        13,390
          23 Innospec, Inc.                             1,421
          38 Kraton Corp. (a)                             830
         551 Kronos Worldwide, Inc.                     6,348
         660 LyondellBasell Industries N.V.,
                Class A                                54,886
         106 Minerals Technologies, Inc.                5,442
         124 Mosaic (The) Co.                           3,622
          10 NewMarket Corp.                            4,121
         791 Olin Corp.                                15,907
       1,304 Platform Specialty Products
                Corp. (a)                              13,470
          92 PolyOne Corp.                              2,631
         308 PQ Group Holdings, Inc. (a)                4,562
         486 Rayonier Advanced Materials, Inc.          5,176
          62 RPM International, Inc.                    3,644
         119 Sherwin-Williams (The) Co.                46,822
          41 Stepan Co.                                 3,034
         166 Tredegar Corp.                             2,633
          69 Trinseo S.A.                               3,159
         187 Valvoline, Inc.                            3,618
                                               --------------
                                                      376,279
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
         167 ABM Industries, Inc.                       5,362
         634 ACCO Brands Corp.                          4,299
       1,718 ADT, Inc. (b)                             10,325
          66 Advanced Disposal Services,
                Inc. (a)                                1,580
          82 Brady Corp., Class A                       3,564
         173 Casella Waste Systems, Inc.,
                Class A (a)                             4,929
          59 Cimpress N.V. (a)                          6,102
         137 Cintas Corp.                              23,015
          25 Clean Harbors, Inc. (a)                    1,234
         331 Covanta Holding Corp.                      4,442
         126 Deluxe Corp.                               4,843
          93 Herman Miller, Inc.                        2,813
          41 HNI Corp.                                  1,453
          77 Interface, Inc.                            1,097
         203 KAR Auction Services, Inc.                 9,687
         153 Knoll, Inc.                                2,521
         107 Matthews International Corp.,
                Class A                                 4,346
         152 MSA Safety, Inc.                          14,329
          86 Multi-Color Corp.                          3,018


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
         253 Pitney Bowes, Inc.                $        1,495
         258 Quad/Graphics, Inc.                        3,179
          98 SP Plus Corp. (a)                          2,895
          97 Steelcase, Inc., Class A                   1,438
         206 Stericycle, Inc. (a)                       7,558
         105 Tetra Tech, Inc.                           5,436
          21 UniFirst Corp.                             3,004
          73 US Ecology, Inc.                           4,598
          30 Viad Corp.                                 1,503
                                               --------------
                                                      140,065
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.7%
         121 Casa Systems, Inc. (a)                     1,589
         650 Ciena Corp. (a)                           22,042
         262 CommScope Holding Co., Inc. (a)            4,294
         148 Comtech Telecommunications
                Corp.                                   3,602
         193 EchoStar Corp., Class A (a)                7,087
          61 F5 Networks, Inc. (a)                      9,884
         312 Motorola Solutions, Inc.                  35,892
          29 NETGEAR, Inc. (a)                          1,509
         213 NetScout Systems, Inc. (a)                 5,033
                                               --------------
                                                       90,932
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.6%
         247 AECOM (a)                                  6,545
         159 Comfort Systems USA, Inc.                  6,945
         161 EMCOR Group, Inc.                          9,610
          69 Fluor Corp.                                2,222
          78 Granite Construction, Inc.                 3,142
          53 Jacobs Engineering Group, Inc.             3,098
         424 KBR, Inc.                                  6,436
         364 MasTec, Inc. (a)                          14,764
         103 NV5 Global, Inc. (a)                       6,237
         144 Primoris Services Corp.                    2,755
         487 Quanta Services, Inc.                     14,659
         477 Tutor Perini Corp. (a)                     7,618
                                               --------------
                                                       84,031
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
         191 Eagle Materials, Inc.                     11,657
         296 Summit Materials, Inc.,
                Class A (a)                             3,670
          78 US Concrete, Inc. (a)                      2,752
                                               --------------
                                                       18,079
                                               --------------
             CONSUMER FINANCE -- 1.1%
         615 Ally Financial, Inc.                      13,936
         285 Capital One Financial Corp.               21,543
          37 Credit Acceptance Corp. (a)               14,125
         100 Encore Capital Group, Inc. (a)             2,350
         187 Enova International, Inc. (a)              3,639
          98 FirstCash, Inc.                            7,090
         229 Green Dot Corp., Class A (a)              18,210
         897 Navient Corp.                              7,903
          94 Nelnet, Inc., Class A                      4,920


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSUMER FINANCE (CONTINUED)
         360 OneMain Holdings, Inc. (a)        $        8,745
         199 PRA Group, Inc. (a)                        4,850
       1,014 Santander Consumer USA
                Holdings, Inc.                         17,836
         362 SLM Corp. (a)                              3,008
         872 Synchrony Financial                       20,457
                                               --------------
                                                      148,612
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
          37 AptarGroup, Inc.                           3,480
          83 Berry Global Group, Inc. (a)               3,945
       1,151 Graphic Packaging Holding Co.             12,247
         100 Greif, Inc., Class A                       3,711
       1,102 International Paper Co.                   44,477
          77 Myers Industries, Inc.                     1,163
          95 Owens-Illinois, Inc. (a)                   1,638
         147 Packaging Corp. of America                12,268
         193 Silgan Holdings, Inc.                      4,559
         145 Sonoco Products Co.                        7,704
       1,267 WestRock Co.                              47,842
                                               --------------
                                                      143,034
                                               --------------
             DISTRIBUTORS -- 0.2%
         382 LKQ Corp. (a)                              9,065
          97 Pool Corp.                                14,419
                                               --------------
                                                       23,484
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
         103 Bright Horizons Family Solutions,
                Inc. (a)                               11,479
          16 Graham Holdings Co., Class B              10,249
          36 Grand Canyon Education, Inc. (a)           3,461
         470 H&R Block, Inc.                           11,924
         768 Houghton Mifflin Harcourt Co. (a)          6,805
         405 K12, Inc. (a)                             10,040
         580 Laureate Education, Inc.,
                Class A (a)                             8,839
         263 Regis Corp. (a)                            4,458
         274 Service Corp. International               11,031
         130 ServiceMaster Global Holdings,
                Inc. (a)                                4,776
          26 Strategic Education, Inc.                  2,949
         112 Weight Watchers International,
                Inc. (a)                                4,318
                                               --------------
                                                       90,329
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
         253 Berkshire Hathaway, Inc.,
                Class B (a)                            51,658
         184 Jefferies Financial Group, Inc.            3,194
                                               --------------
                                                       54,852
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.3%
       2,016 AT&T, Inc.                                57,537
          49 ATN International, Inc.                    3,505


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES (CONTINUED)
       2,554 CenturyLink, Inc.                 $       38,693
          32 Cogent Communications Holdings,
                Inc.                                    1,447
         412 Consolidated Communications
                Holdings, Inc.                          4,071
         239 Iridium Communications, Inc. (a)           4,409
         330 ORBCOMM, Inc. (a)                          2,726
       1,014 Verizon Communications, Inc.              57,007
         253 Vonage Holdings Corp. (a)                  2,209
         116 Zayo Group Holdings, Inc. (a)              2,649
                                               --------------
                                                      174,253
                                               --------------
             ELECTRIC UTILITIES -- 2.7%
         163 ALLETE, Inc.                              12,424
         284 Alliant Energy Corp.                      11,999
         380 American Electric Power Co., Inc.         28,401
         337 Duke Energy Corp.                         29,083
         199 Edison International                      11,297
          63 El Paso Electric Co.                       3,158
         166 Entergy Corp.                             14,288
         219 Eversource Energy                         14,244
       1,240 Exelon Corp.                              55,924
         227 Hawaiian Electric Industries, Inc.         8,313
          81 IDACORP, Inc.                              7,538
          28 MGE Energy, Inc.                           1,679
         448 OGE Energy Corp.                          17,557
          37 Otter Tail Corp.                           1,837
         589 PG&E Corp. (a)                            13,989
         153 Pinnacle West Capital Corp.               13,035
          45 PNM Resources, Inc.                        1,849
         354 Portland General Electric Co.             16,231
       1,388 PPL Corp.                                 39,322
         621 Southern (The) Co.                        27,274
         571 Xcel Energy, Inc.                         28,133
                                               --------------
                                                      357,575
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
          78 Acuity Brands, Inc.                        8,966
         135 Atkore International Group,
                Inc. (a)                                2,678
          71 AZZ, Inc.                                  2,866
         622 Eaton Corp. PLC                           42,707
         143 Encore Wire Corp.                          7,176
         127 Generac Holdings, Inc. (a)                 6,312
          30 Hubbell, Inc.                              2,980
         196 Regal Beloit Corp.                        13,730
         432 Sunrun, Inc. (a)                           4,704
         188 TPI Composites, Inc. (a)                   4,621
         117 Vicor Corp. (a)                            4,421
                                               --------------
                                                      101,161
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
          51 Anixter International, Inc. (a)            2,770
         221 Arrow Electronics, Inc. (a)               15,238
          25 Belden, Inc.                               1,044
         609 CDW Corp.                                 49,359
         144 Cognex Corp.                               5,568


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
          24 Coherent, Inc. (a)                $        2,537
         157 Control4 Corp. (a)                         2,763
          58 Dolby Laboratories, Inc., Class A          3,587
          19 ePlus, Inc. (a)                            1,352
          77 Fabrinet (a)                               3,951
          84 FARO Technologies, Inc. (a)                3,414
         197 FLIR Systems, Inc.                         8,577
          76 II-VI, Inc. (a)                            2,467
          66 Insight Enterprises, Inc. (a)              2,690
         298 Jabil, Inc.                                7,387
         245 Keysight Technologies, Inc. (a)           15,210
         216 Knowles Corp. (a)                          2,875
          99 Methode Electronics, Inc.                  2,306
          98 MTS Systems Corp.                          3,933
         138 PC Connection, Inc.                        4,103
          90 ScanSource, Inc. (a)                       3,094
         192 SYNNEX Corp.                              15,521
          75 Tech Data Corp. (a)                        6,136
         563 TTM Technologies, Inc. (a)                 5,478
          88 Vishay Intertechnology, Inc.               1,585
          91 Zebra Technologies Corp.,
                Class A (a)                            14,490
                                               --------------
                                                      187,435
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.7%
         294 Archrock, Inc.                             2,202
         431 C&J Energy Services, Inc. (a)              5,818
         999 Covia Holdings Corp. (a)                   3,417
         179 Diamond Offshore Drilling,
                Inc. (a)                                1,690
         135 Exterran Corp. (a)                         2,389
         693 Forum Energy Technologies,
                Inc. (a)                                2,862
         456 FTS International, Inc. (a)                3,242
         726 Helix Energy Solutions Group,
                Inc. (a)                                3,928
         295 Helmerich & Payne, Inc.                   14,142
         123 Mammoth Energy Services, Inc.              2,212
         389 McDermott International, Inc. (a)          2,544
         582 Nabors Industries Ltd.                     1,164
         346 Newpark Resources, Inc. (a)                2,377
         195 Oceaneering International,
                Inc. (a)                                2,359
       1,188 Patterson-UTI Energy, Inc.                12,296
         326 ProPetro Holding Corp. (a)                 4,016
         347 RPC, Inc. (b)                              3,425
         181 SEACOR Holdings, Inc. (a)                  6,697
         285 Solaris Oilfield Infrastructure,
                Inc., Class A                           3,446
         368 Superior Energy Services, Inc. (a)         1,233
         476 U.S. Silica Holdings, Inc. (b)             4,846
         344 Unit Corp. (a)                             4,912
                                               --------------
                                                       91,217
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ENTERTAINMENT -- 1.2%
          87 AMC Entertainment Holdings,
                Inc., Class A                  $        1,068
         301 Cinemark Holdings, Inc.                   10,776
       1,203 Glu Mobile, Inc. (a)                       9,708
         373 Live Nation Entertainment,
                Inc. (a)                               18,370
          39 Madison Square Garden (The) Co.,
                Class A (a)                            10,440
         213 Marcus (The) Corp.                         8,414
          36 Netflix, Inc. (a)                          9,636
       2,005 Viacom, Inc., Class B                     51,529
         346 Walt Disney (The) Co.                     37,939
          74 World Wrestling Entertainment,
                Inc., Class A                           5,529
                                               --------------
                                                      163,409
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.3%
         395 Alexander & Baldwin, Inc. (a)              7,260
         196 American Campus Communities,
                Inc.                                    8,112
          43 Camden Property Trust                      3,786
         257 Chatham Lodging Trust                      4,544
         112 Chesapeake Lodging Trust                   2,727
         221 CoreCivic, Inc.                            3,940
          36 CoreSite Realty Corp.                      3,140
         127 CyrusOne, Inc.                             6,716
         461 DiamondRock Hospitality Co.                4,186
         177 EPR Properties                            11,333
         507 Equity Commonwealth                       15,215
          42 Equity LifeStyle Properties, Inc.          4,080
          70 Four Corners Property Trust, Inc.          1,834
         449 Franklin Street Properties Corp.           2,797
          71 GEO Group (The), Inc.                      1,399
         151 Healthcare Trust of America, Inc.,
                Class A                                 3,822
         158 Hersha Hospitality Trust                   2,771
         564 Hospitality Properties Trust              13,468
       1,284 Host Hotels & Resorts, Inc.               21,404
         234 Industrial Logistics Properties
                Trust                                   4,603
         723 Kimco Realty Corp.                        10,592
         215 Kite Realty Group Trust                    3,029
         104 Lamar Advertising Co., Class A             7,195
         289 Liberty Property Trust                    12,103
         253 Mack-Cali Realty Corp.                     4,956
         818 Medical Properties Trust, Inc.            13,153
          80 Mid-America Apartment
                Communities, Inc.                       7,656
         127 NorthStar Realty Europe Corp.              1,847
         476 Office Properties Income Trust (a)         3,270
         123 Omega Healthcare Investors, Inc.           4,323
          90 Outfront Media, Inc.                       1,631
         189 Piedmont Office Realty Trust, Inc.,
                Class A                                 3,221
          88 PotlatchDeltic Corp.                       2,784
         408 Preferred Apartment Communities,
                Inc., Class A                           5,737
         125 Regency Centers Corp.                      7,335


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         549 RLJ Lodging Trust                 $        9,004
         527 RPT Realty                                 6,298
          94 Ryman Hospitality Properties, Inc.         6,269
         174 Sabra Health Care REIT, Inc.               2,868
         689 Senior Housing Properties Trust            8,075
         200 Spirit Realty Capital, Inc.                7,050
          40 Sun Communities, Inc.                      4,068
         493 Sunstone Hotel Investors, Inc.             6,414
         267 Uniti Group, Inc.                          4,157
         168 Urstadt Biddle Properties, Inc.,
                Class A                                 3,229
       1,666 VEREIT, Inc.                              11,912
         982 Washington Prime Group, Inc.               4,773
         125 WP Carey, Inc.                             8,168
         227 Xenia Hotels & Resorts, Inc.               3,904
                                               --------------
                                                      302,158
                                               --------------
             FOOD & STAPLES RETAILING -- 1.4%
         238 Andersons (The), Inc.                      7,114
         126 Casey's General Stores, Inc.              16,146
         247 Chefs' Warehouse (The), Inc. (a)           7,899
       2,325 Kroger (The) Co.                          63,938
         363 Performance Food Group Co. (a)            11,714
          65 Sprouts Farmers Market, Inc. (a)           1,528
         552 Sysco Corp.                               34,588
         299 United Natural Foods, Inc. (a)             3,166
         527 US Foods Holding Corp. (a)                16,674
         186 Walgreens Boots Alliance, Inc.            12,709
         206 Weis Markets, Inc.                         9,843
                                               --------------
                                                      185,319
                                               --------------
             FOOD PRODUCTS -- 3.2%
         804 Archer-Daniels-Midland Co.                32,940
          59 Bunge Ltd.                                 3,153
         111 Cal-Maine Foods, Inc.                      4,695
         396 Conagra Brands, Inc.                       8,459
         371 Darling Ingredients, Inc. (a)              7,138
         432 Flowers Foods, Inc.                        7,979
         106 Fresh Del Monte Produce, Inc.              2,997
         244 Freshpet, Inc. (a)                         7,847
         631 General Mills, Inc.                       24,571
         344 Hormel Foods Corp.                        14,682
         809 Hostess Brands, Inc. (a)                   8,850
         154 Ingredion, Inc.                           14,076
          12 J&J Snack Foods Corp.                      1,735
         660 J.M. Smucker (The) Co.                    61,703
          25 John B. Sanfilippo & Son, Inc.             1,392
       1,228 Kraft Heinz (The) Co.                     52,853
         121 Lamb Weston Holdings, Inc.                 8,901
          54 Lancaster Colony Corp.                     9,550
         307 McCormick & Co., Inc.                     42,747
       1,123 Pilgrim's Pride Corp. (a)                 17,418
         165 Post Holdings, Inc. (a)                   14,706
          87 Sanderson Farms, Inc.                      8,638
          61 Tootsie Roll Industries, Inc. (b)          2,037


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS (CONTINUED)
       1,137 Tyson Foods, Inc., Class A        $       60,716
                                               --------------
                                                      419,783
                                               --------------
             GAS UTILITIES -- 0.6%
         129 Atmos Energy Corp.                        11,961
          21 Chesapeake Utilities Corp.                 1,707
         288 National Fuel Gas Co.                     14,740
         175 New Jersey Resources Corp.                 7,992
          98 ONE Gas, Inc.                              7,801
         153 Southwest Gas Holdings, Inc.              11,704
         166 Spire, Inc.                               12,297
         293 UGI Corp.                                 15,632
                                               --------------
                                                       83,834
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 3.8%
         120 ABIOMED, Inc. (a)                         39,005
         138 Align Technology, Inc. (a)                28,901
          82 AngioDynamics, Inc. (a)                    1,651
         153 AtriCure, Inc. (a)                         4,682
          52 Avanos Medical, Inc. (a)                   2,329
         704 Boston Scientific Corp. (a)               24,879
          92 Cardiovascular Systems, Inc. (a)           2,621
         746 Cerus Corp. (a)                            3,782
          45 CONMED Corp.                               2,889
          98 Cooper (The) Cos., Inc.                   24,941
         204 CryoLife, Inc. (a)                         5,790
         142 DexCom, Inc. (a)                          17,012
         155 Edwards Lifesciences Corp. (a)            23,741
         110 Glaukos Corp. (a)                          6,179
         213 Globus Medical, Inc., Class A (a)          9,219
         141 Haemonetics Corp. (a)                     14,107
          85 Hill-Rom Holdings, Inc.                    7,527
         197 Hologic, Inc. (a)                          8,097
          43 ICU Medical, Inc. (a)                      9,874
         163 IDEXX Laboratories, Inc. (a)              30,321
          83 Inogen, Inc. (a)                          10,306
         152 Insulet Corp. (a)                         12,057
          86 Integer Holdings Corp. (a)                 6,558
         184 Integra LifeSciences Holdings
                Corp. (a)                               8,298
          94 Intuitive Surgical, Inc. (a)              45,018
          76 iRhythm Technologies, Inc. (a)             5,281
         130 Masimo Corp. (a)                          13,958
         117 Merit Medical Systems, Inc. (a)            6,530
         171 Novocure Ltd. (a)                          5,725
          76 NuVasive, Inc. (a)                         3,767
         109 Penumbra, Inc. (a)                        13,320
          55 Quidel Corp. (a)                           2,685
         235 ResMed, Inc.                              26,759
       1,503 Senseonics Holdings, Inc. (a)              3,893
         187 STAAR Surgical Co. (a)                     5,967
          72 Surmodics, Inc. (a)                        3,403
         126 Tactile Systems Technology,
                Inc. (a)                                5,739
          84 Tandem Diabetes Care, Inc. (a)             3,189
       1,545 TransEnterix, Inc. (a) (b)                 3,492
          63 Varex Imaging Corp. (a)                    1,492


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT & SUPPLIES
                (CONTINUED)
         766 ViewRay, Inc. (a)                 $        4,650
          98 West Pharmaceutical Services,
                Inc.                                    9,607
         124 Wright Medical Group N.V. (a)              3,375
         309 Zimmer Biomet Holdings, Inc.              32,049
                                               --------------
                                                      504,665
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
         462 Acadia Healthcare Co., Inc. (a)           11,878
         128 Addus HomeCare Corp. (a)                   8,689
          72 Amedisys, Inc. (a)                         8,432
         248 American Renal Associates
                Holdings, Inc. (a)                      2,857
          49 Anthem, Inc.                              12,869
         139 BioTelemetry, Inc. (a)                     8,301
         374 Centene Corp. (a)                         43,122
          25 Chemed Corp.                               7,082
         209 Encompass Health Corp.                    12,895
         189 Ensign Group (The), Inc.                   7,331
         487 HCA Healthcare, Inc.                      60,607
         214 HealthEquity, Inc. (a)                    12,765
          52 LHC Group, Inc. (a)                        4,882
          99 Magellan Health, Inc. (a)                  5,632
         435 MEDNAX, Inc. (a)                          14,355
         137 Molina Healthcare, Inc. (a)               15,922
          71 National HealthCare Corp.                  5,570
         293 Patterson Cos., Inc.                       5,760
         228 PetIQ, Inc. (a)                            5,351
         157 Premier, Inc., Class A (a)                 5,864
          27 Providence Service (The)
                Corp. (a)                               1,621
         125 Quest Diagnostics, Inc.                   10,409
         882 R1 RCM, Inc. (a)                           7,012
         195 Select Medical Holdings Corp. (a)          2,993
         434 Surgery Partners, Inc. (a)                 4,249
         283 Tenet Healthcare Corp. (a)                 4,851
         204 UnitedHealth Group, Inc.                  50,820
         127 Universal Health Services, Inc.,
                Class B                                14,803
          60 US Physical Therapy, Inc.                  6,141
         211 WellCare Health Plans, Inc. (a)           49,815
                                               --------------
                                                      412,878
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.5%
         316 Evolent Health, Inc., Class A (a)          6,304
          58 HealthStream, Inc.                         1,401
         218 HMS Holdings Corp. (a)                     6,132
          75 Omnicell, Inc. (a)                         4,593
         110 Tabula Rasa HealthCare, Inc. (a)           7,014
         233 Teladoc Health, Inc. (a)                  11,550
         187 Veeva Systems, Inc., Class A (a)          16,703
         147 Vocera Communications, Inc. (a)            5,784
                                               --------------
                                                       59,481
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.8%
         187 Aramark                           $        5,417
         966 BBX Capital Corp.                          5,535
         124 BJ's Restaurants, Inc.                     6,271
         238 Boyd Gaming Corp.                          4,946
         153 Brinker International, Inc.                6,729
       1,982 Caesars Entertainment Corp. (a)           13,458
         849 Carnival Corp.                            41,856
          33 Cheesecake Factory (The), Inc.             1,436
          89 Chipotle Mexican Grill, Inc. (a)          38,429
          97 Choice Hotels International, Inc.          6,943
          82 Cracker Barrel Old Country Store,
                Inc. (b)                               13,109
         135 Dave & Buster's Entertainment,
                Inc.                                    6,016
          66 Dine Brands Global, Inc.                   4,444
          55 Domino's Pizza, Inc.                      13,639
         221 Dunkin' Brands Group, Inc.                14,171
         184 Eldorado Resorts, Inc. (a)                 6,663
          67 Fiesta Restaurant Group, Inc. (a)          1,039
         108 Hilton Grand Vacations, Inc. (a)           2,850
          45 Hyatt Hotels Corp., Class A                3,042
         205 International Speedway Corp.,
                Class A                                 8,991
       1,940 MGM Resorts International                 47,064
         281 Norwegian Cruise Line Holdings
                Ltd. (a)                               11,912
         109 Penn National Gaming, Inc. (a)             2,052
         299 Planet Fitness, Inc., Class A (a)         16,032
         186 Playa Hotels & Resorts N.V. (a)            1,337
         313 Royal Caribbean Cruises Ltd.              30,608
         170 Ruth's Hospitality Group, Inc.             3,864
         228 SeaWorld Entertainment, Inc. (a)           5,037
          57 Shake Shack, Inc., Class A (a)             2,589
          58 Six Flags Entertainment Corp.              3,227
         175 Texas Roadhouse, Inc.                     10,448
          15 Vail Resorts, Inc.                         3,162
         235 Wendy's (The) Co.                          3,668
         111 Wingstop, Inc.                             7,125
         186 Wyndham Destinations, Inc.                 6,666
         383 Yum China Holdings, Inc.                  12,842
                                               --------------
                                                      372,617
                                               --------------
             HOUSEHOLD DURABLES -- 2.2%
          29 Cavco Industries, Inc. (a)                 3,781
         341 Century Communities, Inc. (a)              5,886
       1,284 D.R. Horton, Inc.                         44,503
         192 Garmin Ltd.                               12,157
          82 iRobot Corp. (a)                           6,867
         225 KB Home                                    4,297
         170 La-Z-Boy, Inc.                             4,711
         184 Leggett & Platt, Inc.                      6,595
         580 Lennar Corp., Class A                     22,707
         303 M.D.C. Holdings, Inc.                      8,517
         225 Meritage Homes Corp. (a)                   8,262
         309 Mohawk Industries, Inc. (a)               36,141
       3,334 Newell Brands, Inc.                       61,979


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
         820 PulteGroup, Inc.                  $       21,312
         123 Roku, Inc. (a)                             3,769
         397 Taylor Morrison Home Corp.,
                Class A (a)                             6,312
         615 Toll Brothers, Inc.                       20,252
         126 TopBuild Corp. (a)                         5,670
         723 TRI Pointe Group, Inc. (a)                 7,902
                                               --------------
                                                      291,620
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.3%
         456 Church & Dwight Co., Inc.                 29,987
          69 Energizer Holdings, Inc.                   3,115
         162 Spectrum Brands Holdings, Inc.             6,844
          21 WD-40 Co.                                  3,849
                                               --------------
                                                       43,795
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.2%
         576 AES Corp.                                  8,329
         435 NRG Energy, Inc.                          17,226
         361 Pattern Energy Group, Inc.,
                Class A                                 6,722
                                               --------------
                                                       32,277
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
          99 Carlisle Cos., Inc.                        9,951
         157 Raven Industries, Inc.                     5,682
                                               --------------
                                                       15,633
                                               --------------
             INSURANCE -- 4.4%
       1,150 Aflac, Inc.                               52,394
           6 Alleghany Corp.                            3,740
         410 Allstate (The) Corp.                      33,878
         351 Ambac Financial Group, Inc. (a)            6,051
         101 American Equity Investment Life
                Holding Co.                             2,822
          36 American Financial Group, Inc.             3,259
         157 American National Insurance Co.           19,977
          75 Assurant, Inc.                             6,708
         481 Assured Guaranty Ltd.                     18,413
         315 Athene Holding Ltd., Class A (a)          12,547
         273 Brown & Brown, Inc.                        7,524
         101 Chubb Ltd.                                13,047
         351 Cincinnati Financial Corp.                27,174
         253 CNO Financial Group, Inc.                  3,765
         119 Employers Holdings, Inc.                   4,994
          19 Enstar Group Ltd. (a)                      3,184
          32 Erie Indemnity Co., Class A                4,266
          71 FBL Financial Group, Inc., Class A         4,661
         410 Fidelity National Financial, Inc.         12,890
         313 First American Financial Corp.            13,972
          33 Hanover Insurance Group (The),
                Inc.                                    3,853
         145 Health Insurance Innovations, Inc.,
                Class A (a) (b)                         3,876
         120 Horace Mann Educators Corp.                4,494
         202 Kemper Corp.                              13,409
          84 Kinsale Capital Group, Inc.                4,667


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
         598 Lincoln National Corp.            $       30,683
         268 Loews Corp.                               12,199
         671 MBIA, Inc. (a)                             5,985
         288 MetLife, Inc.                             11,825
         134 National General Holdings Corp.            3,244
          17 National Western Life Group, Inc.,
                Class A                                 5,112
         540 Old Republic International Corp.          11,108
         169 Primerica, Inc.                           16,513
         462 Principal Financial Group, Inc.           20,407
         953 Progressive (The) Corp.                   57,495
         399 Prudential Financial, Inc.                32,539
         141 Reinsurance Group of America, Inc.        19,772
          46 RLI Corp.                                  3,174
          63 Selective Insurance Group, Inc.            3,839
         414 Third Point Reinsurance Ltd. (a)           3,991
         233 Torchmark Corp.                           17,366
         104 Travelers (The) Cos., Inc.                12,454
          50 Trupanion, Inc. (a) (b)                    1,273
         185 Universal Insurance Holdings, Inc.         7,015
         413 Unum Group                                12,134
         101 W.R. Berkley Corp.                         7,465
                                               --------------
                                                      581,158
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.4%
          11 Alphabet, Inc., Class A (a)               11,495
         153 ANGI Homeservices, Inc.,
                Class A (a)                             2,459
         325 Cars.com, Inc. (a)                         6,987
          94 IAC/InterActiveCorp (a)                   17,206
         131 Match Group, Inc.                          5,603
          79 TripAdvisor, Inc. (a)                      4,261
          73 Yelp, Inc. (a)                             2,554
                                               --------------
                                                       50,565
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 1.1%
         456 1-800-Flowers.com, Inc.,
                Class A (a)                             5,577
          34 Amazon.com, Inc. (a)                      51,067
         285 Duluth Holdings, Inc., Class B (a)         7,190
         395 Etsy, Inc. (a)                            18,790
         147 GrubHub, Inc. (a)                         11,291
         152 Liberty Expedia Holdings, Inc.,
                Class A (a)                             5,945
         116 Quotient Technology, Inc. (a)              1,239
         915 Qurate Retail, Inc. (a)                   17,861
          98 Shutterstock, Inc.                         3,529
          18 Stamps.com, Inc. (a)                       2,801
         137 Wayfair, Inc., Class A (a)                12,341
                                               --------------
                                                      137,631
                                               --------------
             IT SERVICES -- 3.7%
         180 Automatic Data Processing, Inc.           23,602
         409 Booz Allen Hamilton Holding
                Corp.                                  18,434


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         204 Broadridge Financial Solutions,
                Inc.                           $       19,635
          88 CACI International, Inc.,
                Class A (a)                            12,675
         101 Carbonite, Inc. (a)                        2,551
         716 Conduent, Inc. (a)                         7,611
          45 CSG Systems International, Inc.            1,430
         721 DXC Technology Co.                        38,336
         118 EPAM Systems, Inc. (a)                    13,689
         149 EVERTEC, Inc.                              4,276
          54 ExlService Holdings, Inc. (a)              2,841
         494 First Data Corp., Class A (a)              8,354
          59 FleetCor Technologies, Inc. (a)           10,957
         427 Gartner, Inc. (a)                         54,588
         263 Genpact Ltd.                               7,098
          97 GoDaddy, Inc., Class A (a)                 6,365
          76 Jack Henry & Associates, Inc.              9,616
         175 Leidos Holdings, Inc.                      9,226
         181 LiveRamp Holdings, Inc. (a)                6,992
          85 ManTech International Corp.,
                Class A                                 4,445
         182 Mastercard, Inc., Class A                 34,334
         186 MAXIMUS, Inc.                             12,107
         121 NIC, Inc.                                  1,510
         287 Okta, Inc. (a)                            18,311
         153 PayPal Holdings, Inc. (a)                 12,866
         134 Perficient, Inc. (a)                       2,983
         470 Presidio, Inc.                             6,133
         464 Sabre Corp.                               10,041
         100 Science Applications International
                Corp.                                   6,370
         681 Square, Inc., Class A (a)                 38,197
         118 Sykes Enterprises, Inc. (a)                2,918
         136 Total System Services, Inc.               11,055
         234 Twilio, Inc., Class A (a)                 20,896
         439 Unisys Corp. (a)                           5,106
         133 Virtusa Corp. (a)                          5,664
         181 Visa, Inc., Class A                       23,881
          61 WEX, Inc. (a)                              8,544
                                               --------------
                                                      483,637
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         131 Acushnet Holdings Corp.                    2,760
         231 American Outdoor Brands Corp. (a)          2,971
         369 Callaway Golf Co.                          5,646
          77 Johnson Outdoors, Inc., Class A            4,523
         164 Malibu Boats, Inc., Class A (a)            5,707
          40 Polaris Industries, Inc.                   3,067
          26 Sturm Ruger & Co., Inc.                    1,384
                                               --------------
                                                       26,058
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.9%
          39 Bio-Rad Laboratories, Inc.,
                Class A (a)                             9,057
          79 Bio-Techne Corp.                          11,433
          79 Cambrex Corp. (a)                          2,983


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
         121 Charles River Laboratories
                International, Inc. (a)        $       13,695
         418 Codexis, Inc. (a)                          6,981
         184 Illumina, Inc. (a)                        55,187
         522 IQVIA Holdings, Inc. (a)                  60,641
          59 Luminex Corp.                              1,363
         150 Medpace Holdings, Inc. (a)                 7,939
         233 NeoGenomics, Inc. (a)                      2,938
         331 Pacific Biosciences of California,
                Inc. (a)                                2,449
         209 PerkinElmer, Inc.                         16,417
         183 PRA Health Sciences, Inc. (a)             16,829
         166 Thermo Fisher Scientific, Inc.            37,149
                                               --------------
                                                      245,061
                                               --------------
             MACHINERY -- 2.6%
         267 AGCO Corp.                                14,864
          39 Alamo Group, Inc.                          3,015
          90 Albany International Corp.,
                Class A                                 5,619
         391 Allison Transmission Holdings, Inc.       17,169
          43 Altra Industrial Motion Corp.              1,081
         114 Chart Industries, Inc. (a)                 7,413
         123 EnPro Industries, Inc.                     7,392
          53 ESCO Technologies, Inc.                    3,495
         134 Federal Signal Corp.                       2,667
         142 Gardner Denver Holdings, Inc. (a)          2,904
          49 Global Brass & Copper Holdings,
                Inc.                                    1,232
          49 Gorman-Rupp (The) Co.                      1,588
          87 Graco, Inc.                                3,641
         119 Greenbrier (The) Cos., Inc.                4,705
         314 Harsco Corp. (a)                           6,236
         103 Hillenbrand, Inc.                          3,907
          29 Hyster-Yale Materials Handling,
                Inc.                                    1,797
          54 IDEX Corp.                                 6,818
          66 ITT, Inc.                                  3,186
         135 John Bean Technologies Corp.               9,694
          82 Kennametal, Inc.                           2,729
          43 Lincoln Electric Holdings, Inc.            3,391
         166 Lydall, Inc. (a)                           3,371
         224 Manitowoc (The) Co., Inc. (a)              3,308
         278 Meritor, Inc. (a)                          4,701
          31 Middleby (The) Corp. (a)                   3,185
          62 Mueller Industries, Inc.                   1,448
         311 Mueller Water Products, Inc.,
                Class A                                 2,830
         209 Navistar International Corp. (a)           5,424
          59 Nordson Corp.                              7,042
         228 Oshkosh Corp.                             13,979
         822 PACCAR, Inc.                              46,969
          45 Proto Labs, Inc. (a)                       5,076
          81 RBC Bearings, Inc. (a)                    10,619
         342 REV Group, Inc.                            2,568
          66 Snap-on, Inc.                              9,589
          54 SPX Corp. (a)                              1,513


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY (CONTINUED)
          33 Sun Hydraulics Corp.              $        1,095
         324 Timken (The) Co.                          12,092
          67 Toro (The) Co.                             3,744
          59 TriMas Corp. (a)                           1,610
         770 Trinity Industries, Inc.                  15,854
         393 Wabash National Corp.                      5,140
         103 WABCO Holdings, Inc. (a)                  11,056
         194 Wabtec Corp.                              13,629
          22 Watts Water Technologies, Inc.,
                Class A                                 1,420
          50 Woodward, Inc.                             3,715
         506 Xylem, Inc.                               33,760
                                               --------------
                                                      339,280
                                               --------------
             MARINE -- 0.1%
         198 Kirby Corp. (a)                           13,337
         181 Matson, Inc.                               5,796
                                               --------------
                                                       19,133
                                               --------------
             MEDIA -- 1.8%
         896 Altice USA, Inc., Class A                 14,802
          54 AMC Networks, Inc., Class A (a)            2,964
          18 Cable One, Inc.                           14,762
       1,912 Comcast Corp., Class A                    65,104
         568 DISH Network Corp., Class A (a)           14,183
         435 Emerald Expositions Events, Inc.           5,368
       1,134 Entercom Communications Corp.,
                Class A                                 6,475
         716 Gannett Co., Inc.                          6,107
         512 Gray Television, Inc. (a)                  7,547
         353 Interpublic Group of Cos. (The),
                Inc.                                    7,282
          89 John Wiley & Sons, Inc., Class A           4,180
         803 Liberty Broadband Corp.,
                Class C (a)                            57,840
          70 Meredith Corp.                             3,636
         139 MSG Networks, Inc., Class A (a)            3,275
         338 National CineMedia, Inc.                   2,190
         457 New Media Investment Group, Inc.           5,288
          88 Nexstar Media Group, Inc., Class A         6,920
         316 Sinclair Broadcast Group, Inc.,
                Class A                                 8,323
         599 TEGNA, Inc.                                6,511
                                               --------------
                                                      242,757
                                               --------------
             METALS & MINING -- 1.5%
         299 Alcoa Corp. (a)                            7,947
         122 Carpenter Technology Corp.                 4,344
         283 Cleveland-Cliffs, Inc. (a)                 2,176
         672 Coeur Mining, Inc. (a)                     3,004
         175 Commercial Metals Co.                      2,804
       4,863 Freeport-McMoRan, Inc.                    50,138
       1,285 Hecla Mining Co.                           3,033
       1,067 Nucor Corp.                               55,281
         238 Reliance Steel & Aluminum Co.             16,939
         331 Schnitzer Steel Industries, Inc.,
                Class A                                 7,133


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             METALS & MINING (CONTINUED)
         268 Steel Dynamics, Inc.              $        8,051
         771 SunCoke Energy, Inc. (a)                   6,592
         667 United States Steel Corp.                 12,166
         265 Warrior Met Coal, Inc.                     6,389
         124 Worthington Industries, Inc.               4,320
                                               --------------
                                                      190,317
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.9%
         380 Apollo Commercial Real Estate
                Finance, Inc.                           6,331
         624 Arbor Realty Trust, Inc.                   6,284
         319 ARMOUR Residential REIT, Inc.              6,539
         120 Blackstone Mortgage Trust, Inc.,
                Class A                                 3,823
         680 Capstead Mortgage Corp.                    4,536
       1,121 Chimera Investment Corp.                  19,976
         186 Granite Point Mortgage Trust, Inc.         3,354
         566 Invesco Mortgage Capital, Inc.             8,196
         178 KKR Real Estate Finance Trust,
                Inc.                                    3,409
         317 Ladder Capital Corp.                       4,904
         975 MFA Financial, Inc.                        6,513
       1,140 New Residential Investment Corp.          16,199
         884 New York Mortgage Trust, Inc.              5,207
         354 PennyMac Mortgage Investment
                Trust                                   6,591
         441 Redwood Trust, Inc.                        6,646
         375 Starwood Property Trust, Inc.              7,391
         480 Two Harbors Investment Corp.               6,163
                                               --------------
                                                      122,062
                                               --------------
             MULTILINE RETAIL -- 1.9%
         172 Big Lots, Inc.                             4,974
         117 Dillard's, Inc., Class A (b)               7,056
         248 Dollar General Corp.                      26,804
         664 Dollar Tree, Inc. (a)                     59,973
         726 Kohl's Corp.                              48,163
       1,949 Macy's, Inc.                              58,041
         135 Nordstrom, Inc.                            6,292
         210 Ollie's Bargain Outlet Holdings,
                Inc. (a)                               13,967
         307 Target Corp.                              20,290
                                               --------------
                                                      245,560
                                               --------------
             MULTI-UTILITIES -- 1.8%
         213 Ameren Corp.                              13,894
          93 Black Hills Corp.                          5,839
       1,958 CenterPoint Energy, Inc.                  55,274
         531 Consolidated Edison, Inc.                 40,600
         193 Dominion Energy, Inc.                     13,792
         248 DTE Energy Co.                            27,354
         471 MDU Resources Group, Inc.                 11,229
         324 NiSource, Inc.                             8,213
         122 NorthWestern Corp.                         7,252
         766 Public Service Enterprise Group,
                Inc.                                   39,870
          70 Unitil Corp.                               3,545


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTI-UTILITIES (CONTINUED)
         203 WEC Energy Group, Inc.            $       14,060
                                               --------------
                                                      240,922
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.2%
         199 Anadarko Petroleum Corp.                   8,724
       1,147 Antero Resources Corp. (a)                10,770
         848 Apache Corp.                              22,260
         100 Arch Coal, Inc., Class A                   8,299
         185 California Resources Corp. (a)             3,152
         213 Carrizo Oil & Gas, Inc. (a)                2,405
         738 Centennial Resource
                Development, Inc., Class A (a)          8,133
         779 Cheniere Energy, Inc. (a)                 46,109
         898 Chesapeake Energy Corp. (a)                1,886
         443 Chevron Corp.                             48,194
         219 Cimarex Energy Co.                        13,501
       1,420 CNX Resources Corp. (a)                   16,216
         875 ConocoPhillips                            54,556
         595 Continental Resources, Inc. (a)           23,913
         134 CVR Energy, Inc.                           4,620
         383 Delek US Holdings, Inc.                   12,451
       1,445 Denbury Resources, Inc. (a)                2,471
         211 EOG Resources, Inc.                       18,401
         476 Exxon Mobil Corp.                         32,459
         521 Green Plains, Inc.                         6,830
         861 Gulfport Energy Corp. (a)                  5,640
       2,005 Halcon Resources Corp. (a) (b)             3,409
         757 Hess Corp.                                30,659
         968 HollyFrontier Corp.                       49,484
         575 Kosmos Energy Ltd. (a)                     2,340
       1,097 Laredo Petroleum, Inc. (a)                 3,971
       2,908 Marathon Oil Corp.                        41,701
         677 Marathon Petroleum Corp.                  39,950
         366 Matador Resources Co. (a)                  5,684
         363 Murphy Oil Corp.                           8,491
         559 Newfield Exploration Co. (a)               8,195
       1,728 Noble Energy, Inc.                        32,417
       1,344 Northern Oil and Gas, Inc. (a)             3,037
         284 Oasis Petroleum, Inc. (a)                  1,571
         164 Occidental Petroleum Corp.                10,066
         351 Par Pacific Holdings, Inc. (a)             4,977
         138 Parsley Energy, Inc., Class A (a)          2,205
         407 PBF Energy, Inc., Class A                 13,297
          82 PDC Energy, Inc. (a)                       2,440
         570 Peabody Energy Corp.                      17,374
          89 Penn Virginia Corp. (a)                    4,811
         601 Phillips 66                               51,776
         475 QEP Resources, Inc. (a)                    2,674
         957 Range Resources Corp.                      9,159
         311 Renewable Energy Group, Inc. (a)           7,993
         142 Resolute Energy Corp. (a)                  4,115
         163 SemGroup Corp., Class A                    2,246
         284 SM Energy Co.                              4,396
       1,753 Southwestern Energy Co. (a)                5,978
         143 Targa Resources Corp.                      5,151


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         595 Valero Energy Corp.               $       44,607
         929 W&T Offshore, Inc. (a)                     3,828
         380 Whiting Petroleum Corp. (a)                8,622
         227 WildHorse Resource
                Development Corp. (a)                   3,203
         494 Williams (The) Cos., Inc.                 10,893
       1,002 WPX Energy, Inc. (a)                      11,373
                                               --------------
                                                      813,083
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.2%
         195 Boise Cascade Co.                          4,651
         767 Louisiana-Pacific Corp.                   17,043
         188 P.H. Glatfelter Co.                        1,835
          94 Schweitzer-Mauduit International,
                Inc.                                    2,354
         266 Verso Corp., Class A (a)                   5,958
                                               --------------
                                                       31,841
                                               --------------
             PERSONAL PRODUCTS -- 0.3%
         321 Coty, Inc., Class A                        2,106
         296 Herbalife Nutrition Ltd. (a)              17,449
         111 Inter Parfums, Inc.                        7,278
          41 Medifast, Inc.                             5,126
          49 Nu Skin Enterprises, Inc., Class A         3,005
          45 USANA Health Sciences, Inc. (a)            5,298
                                               --------------
                                                       40,262
                                               --------------
             PHARMACEUTICALS -- 0.9%
         182 Amneal Pharmaceuticals, Inc. (a)           2,462
         377 Eli Lilly and Co.                         43,626
         426 Endo International PLC (a)                 3,110
         183 Horizon Pharma PLC (a)                     3,576
          24 Jazz Pharmaceuticals PLC (a)               2,975
         740 Mylan N.V. (a)                            20,276
          27 MyoKardia, Inc. (a)                        1,319
         198 Nektar Therapeutics (a)                    6,508
         109 Pacira Pharmaceuticals, Inc. (a)           4,689
         114 Perrigo Co. PLC                            4,418
         305 Pfizer, Inc.                              13,313
         236 Prestige Consumer Healthcare,
                Inc. (a)                                7,288
          66 Reata Pharmaceuticals, Inc.,
                Class A (a)                             3,703
         110 Theravance Biopharma, Inc. (a)             2,815
                                               --------------
                                                      120,078
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
         153 ASGN, Inc. (a)                             8,339
         227 CBIZ, Inc. (a)                             4,472
          67 Exponent, Inc.                             3,398
         122 FTI Consulting, Inc. (a)                   8,130
          71 ICF International, Inc.                    4,599
         171 Insperity, Inc.                           15,965
         298 Kelly Services, Inc., Class A              6,103
         191 Kforce, Inc.                               5,906
          82 Korn Ferry                                 3,242
         188 ManpowerGroup, Inc.                       12,182
         389 Navigant Consulting, Inc.                  9,355


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES (CONTINUED)
         231 Robert Half International, Inc.   $       13,213
         183 TransUnion                                10,394
         215 TriNet Group, Inc. (a)                     9,019
         206 TrueBlue, Inc. (a)                         4,584
         112 Verisk Analytics, Inc. (a)                12,213
                                               --------------
                                                      131,114
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
          42 HFF, Inc., Class A                         1,393
          56 Jones Lang LaSalle, Inc.                   7,089
         434 Realogy Holdings Corp. (b)                 6,371
          97 RMR Group (The), Inc., Class A             5,149
                                               --------------
                                                       20,002
                                               --------------
             ROAD & RAIL -- 2.1%
          57 AMERCO                                    18,702
         148 ArcBest Corp.                              5,071
          56 Avis Budget Group, Inc. (a)                1,259
         366 CSX Corp.                                 22,740
         222 Genesee & Wyoming, Inc.,
                Class A (a)                            16,432
         363 Heartland Express, Inc.                    6,643
         439 Hertz Global Holdings, Inc. (a)            5,992
         478 Kansas City Southern                      45,625
         589 Knight-Swift Transportation
                Holdings, Inc.                         14,766
          33 Landstar System, Inc.                      3,157
         426 Marten Transport Ltd.                      6,897
         224 Norfolk Southern Corp.                    33,497
         168 Old Dominion Freight Line, Inc.           20,746
         276 Ryder System, Inc.                        13,289
          70 Saia, Inc. (a)                             3,907
         359 Schneider National, Inc., Class B          6,703
         248 Union Pacific Corp.                       34,281
         243 Universal Logistics Holdings, Inc.         4,396
         253 Werner Enterprises, Inc.                   7,474
                                               --------------
                                                      271,577
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.9%
         104 Advanced Energy Industries,
                Inc. (a)                                4,465
       2,191 Advanced Micro Devices, Inc. (a)          40,446
       1,212 Amkor Technology, Inc. (a)                 7,951
         153 Brooks Automation, Inc.                    4,006
         139 Cirrus Logic, Inc. (a)                     4,612
          71 Cohu, Inc.                                 1,141
          54 Diodes, Inc. (a)                           1,742
         448 Lattice Semiconductor Corp. (a)            3,100
          32 Monolithic Power Systems, Inc.             3,720
         191 Nanometrics, Inc. (a)                      5,220
         193 NVIDIA Corp.                              25,765
          52 Qorvo, Inc. (a)                            3,158
          64 Semtech Corp. (a)                          2,936
          34 Universal Display Corp.                    3,181
                                               --------------
                                                      111,443
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE -- 6.0%
         169 8x8, Inc. (a)                     $        3,049
         150 Adobe, Inc. (a)                           33,936
         125 Alarm.com Holdings, Inc. (a)               6,484
         157 Alteryx, Inc., Class A (a)                 9,337
          73 ANSYS, Inc. (a)                           10,435
          91 Appfolio, Inc., Class A (a)                5,389
          54 Appian Corp. (a) (b)                       1,442
          48 Apptio, Inc., Class A (a)                  1,822
         106 Aspen Technology, Inc. (a)                 8,711
         260 Autodesk, Inc. (a)                        33,439
         405 Avaya Holdings Corp. (a)                   5,897
          44 Benefitfocus, Inc. (a)                     2,012
         127 Blackline, Inc. (a)                        5,201
          99 Bottomline Technologies DE,
                Inc. (a)                                4,752
          75 Box, Inc., Class A (a)                     1,266
         427 Cision Ltd. (a)                            4,996
          26 CommVault Systems, Inc. (a)                1,536
          95 Cornerstone OnDemand, Inc. (a)             4,791
         257 Coupa Software, Inc. (a)                  16,155
          23 Ebix, Inc.                                   979
          29 Envestnet, Inc. (a)                        1,426
         124 Everbridge, Inc. (a)                       7,038
          71 Fair Isaac Corp. (a)                      13,277
         164 Five9, Inc. (a)                            7,170
         220 Fortinet, Inc. (a)                        15,495
         120 Guidewire Software, Inc. (a)               9,628
         135 HubSpot, Inc. (a)                         16,973
         179 Intuit, Inc.                              35,236
          49 j2 Global, Inc.                            3,400
         207 LivePerson, Inc. (a)                       3,904
          33 Manhattan Associates, Inc. (a)             1,398
         473 Microsoft Corp.                           48,043
          44 MINDBODY, Inc., Class A (a)                1,602
          86 New Relic, Inc. (a)                        6,963
          94 Nutanix, Inc., Class A (a)                 3,909
         188 OneSpan, Inc. (a)                          2,435
         180 Palo Alto Networks, Inc. (a)              33,903
         131 Paycom Software, Inc. (a)                 16,041
          89 Paylocity Holding Corp. (a)                5,359
          64 Pegasystems, Inc.                          3,061
         114 PTC, Inc. (a)                              9,451
          59 Q2 Holdings, Inc. (a)                      2,923
          95 QAD, Inc., Class A                         3,736
          40 Qualys, Inc. (a)                           2,990
         194 Rapid7, Inc. (a)                           6,045
         245 RealPage, Inc. (a)                        11,806
         217 RingCentral, Inc., Class A (a)            17,889
         339 salesforce.com, Inc. (a)                  46,433
         367 SecureWorks Corp., Class A (a)             6,199
         208 ServiceNow, Inc. (a)                      37,034
         448 Splunk, Inc. (a)                          46,973
          72 SPS Commerce, Inc. (a)                     5,931
       2,545 Symantec Corp.                            48,088
         275 Synopsys, Inc. (a)                        23,166
         108 Tableau Software, Inc.,
                Class A (a)                            12,960
         288 TiVo Corp.                                 2,710


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
          60 Trade Desk (The), Inc.,
                Class A (a)                    $        6,964
          33 Tyler Technologies, Inc. (a)               6,132
          50 Ultimate Software Group (The),
                Inc. (a)                               12,243
          55 Upland Software, Inc. (a)                  1,495
          49 Varonis Systems, Inc. (a)                  2,592
          72 Verint Systems, Inc. (a)                   3,046
         277 Workday, Inc., Class A (a)                44,231
         181 Workiva, Inc. (a)                          6,496
         302 Yext, Inc. (a)                             4,485
         284 Zendesk, Inc. (a)                         16,577
                                               --------------
                                                      786,485
                                               --------------
             SPECIALTY RETAIL -- 4.8%
         132 Aaron's, Inc.                              5,551
         339 Abercrombie & Fitch Co., Class A           6,797
          48 Advance Auto Parts, Inc.                   7,558
         650 American Eagle Outfitters, Inc.           12,565
          78 Asbury Automotive Group, Inc. (a)          5,200
       1,176 Ascena Retail Group, Inc. (a)              2,952
         489 AutoNation, Inc. (a)                      17,457
          70 AutoZone, Inc. (a)                        58,684
         597 Bed Bath & Beyond, Inc.                    6,758
         315 Boot Barn Holdings, Inc. (a)               5,364
         311 Buckle (The), Inc. (b)                     6,015
          99 Burlington Stores, Inc. (a)               16,104
         150 Caleres, Inc.                              4,175
         152 Carvana Co. (a) (b)                        4,972
       1,033 Chico's FAS, Inc.                          5,805
         202 Dick's Sporting Goods, Inc.                6,302
         648 Express, Inc. (a)                          3,311
         155 Five Below, Inc. (a)                      15,860
         319 Foot Locker, Inc.                         16,971
         117 GameStop Corp., Class A                    1,477
         559 Gap (The), Inc.                           14,400
         138 Group 1 Automotive, Inc.                   7,275
          65 Home Depot (The), Inc.                    11,168
         399 L Brands, Inc.                            10,242
          88 Lithia Motors, Inc., Class A               6,717
         590 Lowe's Cos., Inc.                         54,492
          63 Murphy USA, Inc. (a)                       4,828
         195 O'Reilly Automotive, Inc. (a)             67,144
       2,233 Office Depot, Inc.                         5,761
         661 Party City Holdco, Inc. (a)                6,597
         429 Penske Automotive Group, Inc.             17,297
          27 RH (a)                                     3,235
         683 Ross Stores, Inc.                         56,826
          97 Sally Beauty Holdings, Inc. (a)            1,654
          49 Sleep Number Corp. (a)                     1,555
         463 Sonic Automotive, Inc., Class A            6,371
          71 Tailored Brands, Inc.                        968
         104 Tiffany & Co.                              8,373
       1,209 TJX (The) Cos., Inc.                      54,091
          89 Tractor Supply Co.                         7,426
         240 Ulta Beauty, Inc. (a)                     58,762
         296 Urban Outfitters, Inc. (a)                 9,827


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
         184 Williams-Sonoma, Inc.             $        9,283
                                               --------------
                                                      634,170
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.6%
         299 Apple, Inc.                               47,164
       4,150 Hewlett Packard Enterprise Co.            54,822
         628 NetApp, Inc.                              37,473
         622 Pure Storage, Inc., Class A (a)           10,002
         572 Seagate Technology PLC                    22,073
         694 Western Digital Corp.                     25,657
         448 Xerox Corp.                                8,852
                                               --------------
                                                      206,043
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.2%
         123 Carter's, Inc.                            10,039
         130 Columbia Sportswear Co.                   10,932
         421 Crocs, Inc. (a)                           10,938
          61 Deckers Outdoor Corp. (a)                  7,805
         154 Fossil Group, Inc. (a)                     2,422
          37 G-III Apparel Group Ltd. (a)               1,032
         320 NIKE, Inc., Class B                       23,725
          40 Oxford Industries, Inc.                    2,842
         281 PVH Corp.                                 26,119
         433 Skechers U.S.A., Inc., Class A (a)         9,911
          51 Steven Madden Ltd.                         1,543
         380 Under Armour, Inc., Class A (a)            6,715
         577 VF Corp.                                  41,163
                                               --------------
                                                      155,186
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.6%
         141 Capitol Federal Financial, Inc.            1,801
         182 Essent Group Ltd. (a)                      6,221
         203 HomeStreet, Inc. (a)                       4,310
       1,527 MGIC Investment Corp. (a)                 15,972
         107 Mr Cooper Group, Inc. (a)                  1,249
       1,166 New York Community Bancorp,
                Inc.                                   10,972
         396 NMI Holdings, Inc., Class A (a)            7,069
         103 Northwest Bancshares, Inc.                 1,745
         115 Oritani Financial Corp.                    1,696
          73 Provident Financial Services, Inc.         1,761
         983 Radian Group, Inc.                        16,082
         213 United Financial Bancorp, Inc.             3,131
         112 Washington Federal, Inc.                   2,991
                                               --------------
                                                       75,000
                                               --------------
             TOBACCO -- 0.1%
         216 Turning Point Brands, Inc.                 5,880
         110 Universal Corp.                            5,956
                                               --------------
                                                       11,836
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.3%
         443 Air Lease Corp.                           13,383
         409 Aircastle Ltd.                             7,051


Page 26                  See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES & DISTRIBUTORS
                (CONTINUED)
          23 Applied Industrial Technologies,
                Inc.                           $        1,241
         149 Beacon Roofing Supply, Inc. (a)            4,726
         384 BMC Stock Holdings, Inc. (a)               5,944
          45 DXP Enterprises, Inc. (a)                  1,253
         467 Fastenal Co.                              24,419
         103 GATX Corp.                                 7,293
         309 GMS, Inc. (a)                              4,592
          47 H&E Equipment Services, Inc.                 960
          94 HD Supply Holdings, Inc. (a)               3,527
         140 Herc Holdings, Inc. (a)                    3,639
          95 MRC Global, Inc. (a)                       1,162
         183 MSC Industrial Direct Co., Inc.,
                Class A                                14,076
         228 Rush Enterprises, Inc., Class A            7,861
          54 SiteOne Landscape Supply, Inc. (a)         2,985
          69 Systemax, Inc.                             1,648
         269 Triton International Ltd.                  8,358
          82 United Rentals, Inc. (a)                   8,408
         132 Univar, Inc. (a)                           2,342
         152 W.W. Grainger, Inc.                       42,919
          23 Watsco, Inc.                               3,200
          87 WESCO International, Inc. (a)              4,176
                                               --------------
                                                      175,163
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.1%
         440 Macquarie Infrastructure Corp.            16,086
                                               --------------
             WATER UTILITIES -- 0.1%
         109 Aqua America, Inc.                         3,727
          37 Middlesex Water Co.                        1,974
          29 SJW Group                                  1,613
                                               --------------
                                                        7,314
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.4%
         205 Boingo Wireless, Inc. (a)                  4,217
         294 Telephone & Data Systems, Inc.             9,567
         386 T-Mobile US, Inc. (a)                     24,553
         160 United States Cellular Corp. (a)           8,315
                                               --------------
                                                       46,652
                                               --------------
             TOTAL COMMON STOCKS -- 99.6%          13,096,208
             (Cost $14,635,666)                --------------

             MONEY MARKET FUNDS -- 1.1%
      25,890 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.61% (c) (d)                          25,890
     117,659 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (c)                     117,659
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 1.1%                               143,549
             (Cost $143,549)                   --------------


 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.4%
$     11,423 BNP Paribas S.A., 2.95% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $11,425. Collateralized by
                U.S. Treasury Note, interest
                rate of 2.375%, due 04/30/20.
                The value of the collateral
                including accrued interest is
                $11,698. (d)                   $       11,423
      41,113 JPMorgan Chase & Co., 2.85% (c),
                dated 12/31/18, due 01/02/19,
                with a maturity value of
                $41,120. Collateralized by U.S.
                Treasury Bill, interest rate
                of 0.000%, due 05/09/19. The
                value of the collateral is
                $41,934. (d)                           41,113
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.4%                                52,536
             (Cost $52,536)                    --------------

             TOTAL INVESTMENTS -- 101.1%           13,292,293
             (Cost $14,831,751) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (1.1)%                (141,003)
                                               --------------
             NET ASSETS -- 100.0%              $   13,151,290
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $75,985 and the total value of the collateral held by the Fund is $78,333.

(c)   Rate shown reflects yield as of December 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $14,984,746. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $506,059 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,198,512. The net unrealized depreciation was $1,692,453.


                        See Notes to Financial Statements                Page 27

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

DECEMBER 31, 2018

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    13,096,208     $           --     $           --
Money Market
   Funds                   143,549                 --                 --
Repurchase
   Agreements                   --             52,536                 --
                   -----------------------------------------------------
Total Investments  $    13,239,757     $       52,536     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       75,985
Non-cash Collateral(2)                                (75,985)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At December 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       52,536
Non-cash Collateral(4)                                (52,536)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At December 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 2.6%
       3,952 Arconic, Inc.                     $       66,631
         222 Boeing (The) Co.                          71,595
         446 General Dynamics Corp.                    70,116
         526 Harris Corp.                              70,826
         372 Huntington Ingalls Industries,
                Inc.                                   70,795
         410 L3 Technologies, Inc.                     71,201
         263 Lockheed Martin Corp.                     68,864
         287 Northrop Grumman Corp.                    70,286
         444 Raytheon Co.                              68,087
         994 Spirit AeroSystems Holdings, Inc.,
                Class A                                71,657
       1,494 Textron, Inc.                             68,709
         212 TransDigm Group, Inc. (a)                 72,093
         631 United Technologies Corp.                 67,189
                                               --------------
                                                      908,049
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.0%
         835 C.H. Robinson Worldwide, Inc.             70,215
       1,045 Expeditors International of
                Washington, Inc.                       71,154
         436 FedEx Corp.                               70,340
         726 United Parcel Service, Inc.,
                Class B                                70,807
       1,315 XPO Logistics, Inc. (a)                   75,007
                                               --------------
                                                      357,523
                                               --------------
             AIRLINES -- 0.8%
       2,174 American Airlines Group, Inc.             69,807
       1,372 Delta Air Lines, Inc.                     68,463
       1,472 Southwest Airlines Co.                    68,418
         820 United Continental Holdings,
                Inc. (a)                               68,659
                                               --------------
                                                      275,347
                                               --------------
             AUTO COMPONENTS -- 0.4%
       2,024 BorgWarner, Inc.                          70,314
         582 Lear Corp.                                71,504
                                               --------------
                                                      141,818
                                               --------------
             AUTOMOBILES -- 0.6%
       8,399 Ford Motor Co.                            64,252
       2,038 General Motors Co.                        68,171
         217 Tesla, Inc. (a)                           72,218
                                               --------------
                                                      204,641
                                               --------------
             BANKS -- 3.6%
       2,877 Bank of America Corp.                     70,889
       1,593 BB&T Corp.                                69,009
       1,344 Citigroup, Inc.                           69,969
       2,371 Citizens Financial Group, Inc.            70,490
       1,029 Comerica, Inc.                            70,682
       2,973 Fifth Third Bancorp                       69,955
         849 First Republic Bank                       73,778
       5,873 Huntington Bancshares, Inc.               70,006
         714 JPMorgan Chase & Co.                      69,701
       4,761 KeyCorp                                   70,367
         484 M&T Bank Corp.                            69,275
         597 PNC Financial Services Group
                (The), Inc.                            69,795


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       5,281 Regions Financial Corp.           $       70,660
       1,400 SunTrust Banks, Inc.                      70,616
         367 SVB Financial Group (a)                   69,701
       1,517 U.S. Bancorp                              69,327
       1,499 Wells Fargo & Co.                         69,074
       1,733 Zions Bancorp N.A.                        70,602
                                               --------------
                                                    1,263,896
                                               --------------
             BEVERAGES -- 1.4%
       1,492 Brown-Forman Corp., Class B               70,989
       1,428 Coca-Cola (The) Co.                       67,616
         418 Constellation Brands, Inc.,
                Class A                                67,223
       2,706 Keurig Dr Pepper, Inc.                    69,382
       1,211 Molson Coors Brewing Co.,
                Class B                                68,010
       1,395 Monster Beverage Corp. (a)                68,662
         613 PepsiCo, Inc.                             67,724
                                               --------------
                                                      479,606
                                               --------------
             BIOTECHNOLOGY -- 2.2%
         795 AbbVie, Inc.                              73,291
         704 Alexion Pharmaceuticals, Inc. (a)         68,542
         373 Amgen, Inc.                               72,612
         238 Biogen, Inc. (a)                          71,619
         835 BioMarin Pharmaceutical, Inc. (a)         71,100
       1,110 Celgene Corp. (a)                         71,140
       1,073 Gilead Sciences, Inc.                     67,116
       1,156 Incyte Corp. (a)                          73,510
         198 Regeneron Pharmaceuticals,
                Inc. (a)                               73,953
       1,286 Seattle Genetics, Inc. (a)                72,865
         434 Vertex Pharmaceuticals, Inc. (a)          71,918
                                               --------------
                                                      787,666
                                               --------------
             BUILDING PRODUCTS -- 0.4%
       2,274 Johnson Controls International PLC        67,424
       2,367 Masco Corp.                               69,211
                                               --------------
                                                      136,635
                                               --------------
             CAPITAL MARKETS -- 4.4%
         671 Ameriprise Financial, Inc.                70,032
       1,513 Bank of New York Mellon (The)
                Corp.                                  71,217
         184 BlackRock, Inc.                           72,279
         690 Cboe Global Markets, Inc.                 67,503
       1,741 Charles Schwab (The) Corp.                72,304
         370 CME Group, Inc.                           69,604
       1,624 E*TRADE Financial Corp.                   71,261
       2,358 Franklin Resources, Inc.                  69,938
         421 Goldman Sachs Group (The), Inc.           70,328
         936 Intercontinental Exchange, Inc.           70,509
       4,174 Invesco Ltd.                              69,873
       3,578 KKR & Co., Inc., Class A                  70,236
         507 Moody's Corp.                             71,000
       1,786 Morgan Stanley                            70,815
         491 MSCI, Inc.                                72,388
         845 Nasdaq, Inc.                              68,927
         852 Northern Trust Corp.                      71,219
         959 Raymond James Financial, Inc.             71,359
         417 S&P Global, Inc.                          70,865


                        See Notes to Financial Statements                Page 29

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CAPITAL MARKETS (CONTINUED)
       1,135 State Street Corp.                $       71,584
         780 T. Rowe Price Group, Inc.                 72,010
       1,461 TD Ameritrade Holding Corp.               71,531
                                               --------------
                                                    1,556,782
                                               --------------
             CHEMICALS -- 2.8%
         438 Air Products and Chemicals, Inc.          70,102
         906 Albemarle Corp.                           69,825
         775 Celanese Corp.                            69,727
       1,675 CF Industries Holdings, Inc.              72,879
       1,335 DowDuPont, Inc.                           71,396
         982 Eastman Chemical Co.                      71,794
         472 Ecolab, Inc.                              69,549
         957 FMC Corp.                                 70,780
         529 International Flavors &
                Fragrances, Inc.                       71,029
         861 LyondellBasell Industries N.V.,
                Class A                                71,601
       2,402 Mosaic (The) Co.                          70,162
         701 PPG Industries, Inc.                      71,663
         179 Sherwin-Williams (The) Co.                70,429
       1,103 Westlake Chemical Corp.                   72,986
                                               --------------
                                                      993,922
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
         428 Cintas Corp.                              71,900
       1,489 Copart, Inc. (a)                          71,144
         954 Republic Services, Inc.                   68,774
       1,963 Rollins, Inc.                             70,864
         777 Waste Management, Inc.                    69,145
                                               --------------
                                                      351,827
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.8%
         351 Arista Networks, Inc. (a)                 73,956
       1,607 Cisco Systems, Inc.                       69,631
         438 F5 Networks, Inc. (a)                     70,969
         603 Motorola Solutions, Inc.                  69,369
                                               --------------
                                                      283,925
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
       1,214 Jacobs Engineering Group, Inc.            70,970
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         414 Martin Marietta Materials, Inc.           71,154
         732 Vulcan Materials Co.                      72,322
                                               --------------
                                                      143,476
                                               --------------
             CONSUMER FINANCE -- 1.0%
       3,138 Ally Financial, Inc.                      71,107
         733 American Express Co.                      69,869
         932 Capital One Financial Corp.               70,450
       1,197 Discover Financial Services               70,599
       3,004 Synchrony Financial                       70,474
                                               --------------
                                                      352,499
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONTAINERS & PACKAGING -- 1.0%
         785 Avery Dennison Corp.              $       70,517
       1,554 Ball Corp.                                71,453
       1,726 International Paper Co.                   69,661
         821 Packaging Corp. of America                68,521
       1,827 WestRock Co.                              68,987
                                               --------------
                                                      349,139
                                               --------------
             DISTRIBUTORS -- 0.4%
         731 Genuine Parts Co.                         70,191
       2,877 LKQ Corp. (a)                             68,271
                                               --------------
                                                      138,462
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
       4,388 AXA Equitable Holdings, Inc.              72,973
         352 Berkshire Hathaway, Inc.,
                Class B (a)                            71,871
                                               --------------
                                                      144,844
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.6%
       2,409 AT&T, Inc.                                68,753
       4,531 CenturyLink, Inc.                         68,645
       1,239 Verizon Communications, Inc.              69,656
                                               --------------
                                                      207,054
                                               --------------
             ELECTRIC UTILITIES -- 2.7%
       1,549 Alliant Energy Corp.                      65,445
         876 American Electric Power Co., Inc.         65,472
         768 Duke Energy Corp.                         66,279
       1,174 Edison International                      66,648
         782 Entergy Corp.                             67,307
       1,164 Evergy, Inc.                              66,080
       1,010 Eversource Energy                         65,690
       1,478 Exelon Corp.                              66,658
       1,818 FirstEnergy Corp.                         68,266
         388 NextEra Energy, Inc.                      67,442
       2,978 PG&E Corp. (a)                            70,728
       2,377 PPL Corp.                                 67,341
       1,495 Southern (The) Co.                        65,660
       1,316 Xcel Energy, Inc.                         64,839
                                               --------------
                                                      933,855
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
       1,039 AMETEK, Inc.                              70,340
       1,019 Eaton Corp. PLC                           69,965
       1,195 Emerson Electric Co.                      71,401
         465 Rockwell Automation, Inc.                 69,973
                                               --------------
                                                      281,679
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.0%
         877 Amphenol Corp., Class A                   71,054
         873 CDW Corp.                                 70,757
       2,359 Corning, Inc.                             71,265
       1,182 Keysight Technologies, Inc. (a)           73,379
         951 TE Connectivity Ltd.                      71,924
                                               --------------
                                                      358,379
                                               --------------


Page 30                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENERGY EQUIPMENT & SERVICES
                -- 0.8%
       3,288 Baker Hughes a GE Co.             $       70,692
       2,611 Halliburton Co.                           69,400
       2,665 National Oilwell Varco, Inc.              68,491
       1,898 Schlumberger Ltd.                         68,480
                                               --------------
                                                      277,063
                                               --------------
             ENTERTAINMENT -- 1.6%
       1,492 Activision Blizzard, Inc.                 69,483
         886 Electronic Arts, Inc. (a)                 69,914
       2,400 Liberty Media Corp.-Liberty
                Formula One, Class C (a)               73,680
       1,393 Live Nation Entertainment,
                Inc. (a)                               68,605
         277 Netflix, Inc. (a)                         74,142
         675 Take-Two Interactive Software,
                Inc. (a)                               69,485
       2,623 Viacom, Inc., Class B                     67,411
         645 Walt Disney (The) Co.                     70,724
                                               --------------
                                                      563,444
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.2%
         583 Alexandria Real Estate Equities,
                Inc.                                   67,185
         428 American Tower Corp.                      67,705
         377 AvalonBay Communities, Inc.               65,617
         593 Boston Properties, Inc.                   66,742
         634 Crown Castle International Corp.          68,871
         641 Digital Realty Trust, Inc.                68,299
       2,538 Duke Realty Corp.                         65,734
         192 Equinix, Inc.                             67,692
         997 Equity Residential                        65,812
         264 Essex Property Trust, Inc.                64,736
         727 Extra Space Storage, Inc.                 65,779
       2,371 HCP, Inc.                                 66,222
       4,154 Host Hotels & Resorts, Inc.               69,247
       3,354 Invitation Homes, Inc.                    67,348
       2,109 Iron Mountain, Inc.                       68,353
         693 Mid-America Apartment
                Communities, Inc.                      66,320
       1,139 Prologis, Inc.                            66,882
         332 Public Storage                            67,200
       1,061 Realty Income Corp.                       66,886
       1,177 Regency Centers Corp.                     69,066
         419 SBA Communications Corp. (a)              67,832
         405 Simon Property Group, Inc.                68,036
       1,655 UDR, Inc.                                 65,571
       1,115 Ventas, Inc.                              65,328
       1,081 Vornado Realty Trust                      67,055
         957 Welltower, Inc.                           66,425
       3,147 Weyerhaeuser Co.                          68,793
                                               --------------
                                                    1,810,736
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
         347 Costco Wholesale Corp.                    70,687
       2,465 Kroger (The) Co.                          67,787
       1,112 Sysco Corp.                               69,678


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
       1,020 Walgreens Boots Alliance, Inc.    $       69,697
         777 Walmart, Inc.                             72,378
                                               --------------
                                                      350,227
                                               --------------
             FOOD PRODUCTS -- 2.7%
       1,673 Archer-Daniels-Midland Co.                68,543
       1,269 Bunge Ltd.                                67,815
       1,845 Campbell Soup Co.                         60,867
       3,061 Conagra Brands, Inc.                      65,383
       1,746 General Mills, Inc.                       67,989
         636 Hershey (The) Co.                         68,166
       1,597 Hormel Foods Corp.                        68,160
         702 J.M. Smucker (The) Co.                    65,630
       1,182 Kellogg Co.                               67,386
       1,529 Kraft Heinz (The) Co.                     65,808
         925 Lamb Weston Holdings, Inc.                68,043
         487 McCormick & Co., Inc.                     67,810
       1,672 Mondelez International, Inc.,
                Class A                                66,930
       1,302 Tyson Foods, Inc., Class A                69,527
                                               --------------
                                                      938,057
                                               --------------
             GAS UTILITIES -- 0.2%
         718 Atmos Energy Corp.                        66,573
                                               --------------
             HEALTH CARE EQUIPMENT & SUPPLIES
                -- 3.9%
       1,009 Abbott Laboratories                       72,981
         239 ABIOMED, Inc. (a)                         77,685
         345 Align Technology, Inc. (a)                72,253
       1,090 Baxter International, Inc.                71,744
         317 Becton, Dickinson and Co.                 71,426
       2,085 Boston Scientific Corp. (a)               73,684
         289 Cooper (The) Cos., Inc.                   73,550
         690 Danaher Corp.                             71,153
       1,930 DENTSPLY SIRONA, Inc.                     71,815
         471 Edwards Lifesciences Corp. (a)            72,143
       1,781 Hologic, Inc. (a)                         73,199
         370 IDEXX Laboratories, Inc. (a)              68,827
         151 Intuitive Surgical, Inc. (a)              72,317
         767 Medtronic PLC                             69,766
         642 ResMed, Inc.                              73,105
         448 Stryker Corp.                             70,224
         287 Teleflex, Inc.                            74,184
         635 Varian Medical Systems, Inc. (a)          71,952
         686 Zimmer Biomet Holdings, Inc.              71,152
                                               --------------
                                                    1,373,160
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
         929 AmerisourceBergen Corp.                   69,118
         269 Anthem, Inc.                              70,647
       1,525 Cardinal Health, Inc.                     68,015
         606 Centene Corp. (a)                         69,872
         377 Cigna Corp.                               71,600
       1,063 CVS Health Corp.                          69,648
       1,366 DaVita, Inc. (a)                          70,294
         565 HCA Healthcare, Inc.                      70,314


                        See Notes to Financial Statements                Page 31

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         896 Henry Schein, Inc. (a)            $       70,354
         245 Humana, Inc.                              70,188
         545 Laboratory Corp. of America
                Holdings (a)                           68,866
         630 McKesson Corp.                            69,596
         831 Quest Diagnostics, Inc.                   69,197
         284 UnitedHealth Group, Inc.                  70,750
         594 Universal Health Services, Inc.,
                Class B                                69,237
         303 WellCare Health Plans, Inc. (a)           71,535
                                               --------------
                                                    1,119,231
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.2%
       1,372 Cerner Corp. (a)                          71,948
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.4%
       2,373 Aramark                                   68,746
       1,413 Carnival Corp.                            69,661
         171 Chipotle Mexican Grill, Inc. (a)          73,836

         687 Darden Restaurants, Inc.                  68,604
         284 Domino's Pizza, Inc.                      70,429
       1,029 Hilton Worldwide Holdings, Inc.           73,882
       1,399 Las Vegas Sands Corp.                     72,818
         664 Marriott International, Inc.,
                Class A                                72,084
         390 McDonald's Corp.                          69,252
       3,047 MGM Resorts International                 73,920
       1,659 Norwegian Cruise Line Holdings
                Ltd. (a)                               70,325
         724 Royal Caribbean Cruises Ltd.              70,800
       1,108 Starbucks Corp.                           71,355
         331 Vail Resorts, Inc.                        69,781
         716 Wynn Resorts Ltd.                         70,820
       2,103 Yum China Holdings, Inc.                  70,514
         772 Yum! Brands, Inc.                         70,962
                                               --------------
                                                    1,207,789
                                               --------------
             HOUSEHOLD DURABLES -- 1.2%
       1,976 D.R. Horton, Inc.                         68,488
       1,099 Garmin Ltd.                               69,588
       1,713 Lennar Corp., Class A                     67,064
         599 Mohawk Industries, Inc. (a)               70,059
       3,593 Newell Brands, Inc.                       66,794
          28 NVR, Inc. (a)                             68,236

                                               --------------
                                                      410,229
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.0%
       1,051 Church & Dwight Co., Inc.                 69,114
         439 Clorox (The) Co.                          67,667
       1,130 Colgate-Palmolive Co.                     67,258
         590 Kimberly-Clark Corp.                      67,225
         743 Procter & Gamble (The) Co.                68,296
                                               --------------
                                                      339,560
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.4%
       1,812 NRG Energy, Inc.                  $       71,755
       3,141 Vistra Energy Corp. (a)                   71,898
                                               --------------
                                                      143,653
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.8%
         368 3M Co.                                    70,119
       9,515 General Electric Co.                      72,028
         523 Honeywell International, Inc.             69,099
         264 Roper Technologies, Inc.                  70,361
                                               --------------
                                                      281,607
                                               --------------
             INSURANCE -- 4.0%
       1,566 Aflac, Inc.                               71,347
         850 Allstate (The) Corp.                      70,236
         766 American Financial Group, Inc.            69,346
       1,797 American International Group, Inc.        70,820
       2,653 Arch Capital Group Ltd. (a)               70,888
         952 Arthur J. Gallagher & Co.                 70,162
         544 Chubb Ltd.                                70,274
         898 Cincinnati Financial Corp.                69,523
       2,234 Fidelity National Financial, Inc.         70,237
       1,609 Hartford Financial Services Group
                (The), Inc.                            71,520
       1,370 Lincoln National Corp.                    70,295
       1,538 Loews Corp.                               70,010
          69 Markel Corp. (a)                          71,625
         873 Marsh & McLennan Cos., Inc.               69,622
       1,749 MetLife, Inc.                             71,814
       1,607 Principal Financial Group, Inc.           70,981
       1,140 Progressive (The) Corp.                   68,776
         860 Prudential Financial, Inc.                70,133
         929 Torchmark Corp.                           69,238
         581 Travelers (The) Cos., Inc.                69,575
                                               --------------
                                                    1,406,422
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 1.3%
          69 Alphabet, Inc., Class A (a)               72,102
         539 Facebook, Inc., Class A (a)               70,658
         410 IAC/InterActiveCorp (a)                   75,046
      14,020 Snap, Inc., Class A (a)                   77,250
       2,482 Twitter, Inc. (a)                         71,333
       2,391 Zillow Group, Inc., Class C (a)           75,508
                                               --------------
                                                      441,897
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.0%
          49 Amazon.com, Inc. (a)                      73,596
          41 Booking Holdings, Inc. (a)                70,619
       2,526 eBay, Inc. (a)                            70,905
         609 Expedia Group, Inc.                       68,604
         989 GrubHub, Inc. (a)                         75,965
                                               --------------
                                                      359,689
                                               --------------
             IT SERVICES -- 5.0%
         489 Accenture PLC, Class A                    68,954
       1,137 Akamai Technologies, Inc. (a)             69,448
         456 Alliance Data Systems Corp.               68,437


Page 32                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES (CONTINUED)
         537 Automatic Data Processing, Inc.   $       70,411
         722 Broadridge Financial Solutions,
                Inc.                                   69,493
       1,107 Cognizant Technology Solutions
                Corp., Class A                         70,272
       1,323 DXC Technology Co.                        70,344
         693 Fidelity National Information
                Services, Inc.                         71,067
       4,306 First Data Corp., Class A (a)             72,814
         957 Fiserv, Inc. (a)                          70,330
         384 FleetCor Technologies, Inc. (a)           71,317
         535 Gartner, Inc. (a)                         68,394
         706 Global Payments, Inc.                     72,810
       1,138 GoDaddy, Inc., Class A (a)                74,676
         609 International Business Machines
                Corp.                                  69,225
         547 Jack Henry & Associates, Inc.             69,206
       1,315 Leidos Holdings, Inc.                     69,327
         383 Mastercard, Inc., Class A                 72,253
       1,060 Paychex, Inc.                             69,059
         860 PayPal Holdings, Inc. (a)                 72,317
       1,290 Square, Inc., Class A (a)                 72,356
         880 Total System Services, Inc.               71,535
         475 VeriSign, Inc. (a)                        70,438
         544 Visa, Inc., Class A                       71,775
         934 Worldpay, Inc., Class A (a)               71,386
                                               --------------
                                                    1,767,644
                                               --------------
             LEISURE PRODUCTS -- 0.2%
         875 Hasbro, Inc.                              71,094
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.2%
       1,066 Agilent Technologies, Inc.                71,912
         241 Illumina, Inc. (a)                        72,283
         629 IQVIA Holdings, Inc. (a)                  73,071
         125 Mettler-Toledo International,
                Inc. (a)                               70,698
         314 Thermo Fisher Scientific, Inc.            70,270
         386 Waters Corp. (a)                          72,819
                                               --------------
                                                      431,053
                                               --------------
             MACHINERY -- 2.6%
         566 Caterpillar, Inc.                         71,922
         527 Cummins, Inc.                             70,428
         478 Deere & Co.                               71,303
         980 Dover Corp.                               69,531
       1,051 Fortive Corp.                             71,111
         548 IDEX Corp.                                69,190
         551 Illinois Tool Works, Inc.                 69,806
         761 Ingersoll-Rand PLC                        69,426
       1,234 PACCAR, Inc.                              70,511
         466 Parker-Hannifin Corp.                     69,499
         594 Stanley Black & Decker, Inc.              71,126
       1,001 Wabtec Corp.                              70,320
       1,080 Xylem, Inc.                               72,058
                                               --------------
                                                      916,231
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MEDIA -- 1.4%
       1,567 CBS Corp., Class B                $       68,509
         240 Charter Communications, Inc.,
                Class A (a)                            68,393
       1,989 Comcast Corp., Class A                    67,725
       2,689 Discovery, Inc., Class A (a)              66,526
         960 Liberty Broadband Corp.,
                Class C (a)                            69,149
         951 Omnicom Group, Inc.                       69,651
      12,045 Sirius XM Holdings, Inc.                  68,777
                                               --------------
                                                      478,730
                                               --------------
             METALS & MINING -- 0.8%
       6,714 Freeport-McMoRan, Inc.                    69,221
       2,017 Newmont Mining Corp.                      69,889
       1,313 Nucor Corp.                               68,027
       2,266 Steel Dynamics, Inc.                      68,071
                                               --------------
                                                      275,208
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.2%
       6,897 Annaly Capital Management, Inc.           67,729
                                               --------------
             MULTILINE RETAIL -- 1.0%
         677 Dollar General Corp.                      73,170
         819 Dollar Tree, Inc. (a)                     73,972
       1,138 Kohl's Corp.                              75,495
       2,380 Macy's, Inc.                              70,877
       1,111 Target Corp.                              73,426
                                               --------------
                                                      366,940
                                               --------------
             MULTI-UTILITIES -- 1.7%
       1,008 Ameren Corp.                              65,752
       2,388 CenterPoint Energy, Inc.                  67,413
       1,322 CMS Energy Corp.                          65,637
         844 Consolidated Edison, Inc.                 64,532
         904 Dominion Energy, Inc.                     64,600
         593 DTE Energy Co.                            65,408
       1,286 Public Service Enterprise Group,
                Inc.                                   66,936
         598 Sempra Energy                             64,698
         944 WEC Energy Group, Inc.                    65,382
                                               --------------
                                                      590,358
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.2%
       1,571 Anadarko Petroleum Corp.                  68,873
       2,584 Apache Corp.                              67,830
       3,010 Cabot Oil & Gas Corp.                     67,273
       1,190 Cheniere Energy, Inc. (a)                 70,436
         656 Chevron Corp.                             71,366
         689 Concho Resources, Inc. (a)                70,822
       1,141 ConocoPhillips                            71,141
       1,780 Continental Resources, Inc. (a)           71,538
       3,099 Devon Energy Corp.                        69,851
         765 Diamondback Energy, Inc.                  70,916
         780 EOG Resources, Inc.                       68,024
       3,688 EQT Corp.                                 69,666
         999 Exxon Mobil Corp.                         68,122
       1,621 Hess Corp.                                65,651
       1,405 HollyFrontier Corp.                       71,824


                        See Notes to Financial Statements                Page 33

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
       4,390 Kinder Morgan, Inc.               $       67,518
       5,034 Marathon Oil Corp.                        72,188
       1,197 Marathon Petroleum Corp.                  70,635
       3,743 Noble Energy, Inc.                        70,219
       1,134 Occidental Petroleum Corp.                69,605
       1,262 ONEOK, Inc.                               68,085
         832 Phillips 66                               71,677
         542 Pioneer Natural Resources Co.             71,284
       1,865 Targa Resources Corp.                     67,177
         957 Valero Energy Corp.                       71,746
       3,138 Williams (The) Cos., Inc.                 69,193
                                               --------------
                                                    1,812,660
                                               --------------
             PERSONAL PRODUCTS -- 0.4%
      10,868 Coty, Inc., Class A                       71,294
         544 Estee Lauder (The) Cos., Inc.,
                Class A                                70,774
                                               --------------
                                                      142,068
                                               --------------
             PHARMACEUTICALS -- 2.0%
         516 Allergan PLC                              68,969
       1,363 Bristol-Myers Squibb Co.                  70,849
         621 Eli Lilly and Co.                         71,862
         570 Jazz Pharmaceuticals PLC (a)              70,657
         532 Johnson & Johnson                         68,655
         933 Merck & Co., Inc.                         71,290
       2,597 Mylan N.V. (a)                            71,158
       1,772 Perrigo Co. PLC                           68,665
       1,617 Pfizer, Inc.                              70,582
         830 Zoetis, Inc.                              70,998
                                               --------------
                                                      703,685
                                               --------------
             PROFESSIONAL SERVICES -- 0.8%
         212 CoStar Group, Inc. (a)                    71,516
         760 Equifax, Inc.                             70,779
       1,280 TransUnion                                72,704
         640 Verisk Analytics, Inc. (a)                69,785
                                               --------------
                                                      284,784
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.2%
       1,714 CBRE Group, Inc., Class A (a)             68,629
                                               --------------
             ROAD & RAIL -- 1.2%
       1,108 CSX Corp.                                 68,840
         736 J.B. Hunt Transport Services, Inc.        68,478
         732 Kansas City Southern                      69,869
         468 Norfolk Southern Corp.                    69,985
         568 Old Dominion Freight Line, Inc.           70,142
         506 Union Pacific Corp.                       69,944
                                               --------------
                                                      417,258
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.5%
       3,959 Advanced Micro Devices, Inc. (a)          73,083
         824 Analog Devices, Inc.                      70,724
       2,217 Applied Materials, Inc.                   72,585
         278 Broadcom, Inc.                            70,690


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
       1,501 Intel Corp.                       $       70,442
         791 KLA-Tencor Corp.                          70,787
         530 Lam Research Corp.                        72,170
       4,572 Marvell Technology Group Ltd.             74,021
       1,398 Maxim Integrated Products, Inc.           71,088
         998 Microchip Technology, Inc.                71,776
       2,221 Micron Technology, Inc. (a)               70,472
         521 NVIDIA Corp.                              69,553
       1,172 Qorvo, Inc. (a)                           71,175
       1,227 QUALCOMM, Inc.                            69,829
       1,047 Skyworks Solutions, Inc.                  70,170
         748 Texas Instruments, Inc.                   70,686
         831 Xilinx, Inc.                              70,776
                                               --------------
                                                    1,210,027
                                               --------------
             SOFTWARE -- 3.9%
         321 Adobe, Inc. (a)                           72,623
         481 ANSYS, Inc. (a)                           68,754
         558 Autodesk, Inc. (a)                        71,764
       1,654 Cadence Design Systems, Inc. (a)          71,916
         671 Citrix Systems, Inc.                      68,751
       1,028 Fortinet, Inc. (a)                        72,402
         363 Intuit, Inc.                              71,457
         687 Microsoft Corp.                           69,779
       1,531 Oracle Corp.                              69,125
         397 Palo Alto Networks, Inc. (a)              74,775
         857 PTC, Inc. (a)                             71,045
         391 Red Hat, Inc. (a)                         68,675
         549 salesforce.com, Inc. (a)                  75,196
         420 ServiceNow, Inc. (a)                      74,781
         737 Splunk, Inc. (a)                          77,274
       1,606 SS&C Technologies Holdings, Inc.          72,447
       3,629 Symantec Corp.                            68,570
         830 Synopsys, Inc. (a)                        69,919
         473 Workday, Inc., Class A (a)                75,529
                                               --------------
                                                    1,364,782
                                               --------------
             SPECIALTY RETAIL -- 2.7%
         449 Advance Auto Parts, Inc.                  70,699
          83 AutoZone, Inc. (a)                        69,582
       1,380 Best Buy Co., Inc.                        73,085
         443 Burlington Stores, Inc. (a)               72,063
       1,157 CarMax, Inc. (a)                          72,579
       2,754 Gap (The), Inc.                           70,943
         420 Home Depot (The), Inc.                    72,164
         771 Lowe's Cos., Inc.                         71,210
         206 O'Reilly Automotive, Inc. (a)             70,932
         876 Ross Stores, Inc.                         72,883
         885 Tiffany & Co.                             71,251
       1,609 TJX (The) Cos., Inc.                      71,987
         295 Ulta Beauty, Inc. (a)                     72,228
                                               --------------
                                                      931,606
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.2%
         446 Apple, Inc.                               70,352
       5,381 Hewlett Packard Enterprise Co.            71,083


Page 34                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS (CONTINUED)
       3,424 HP, Inc.                          $       70,055
       1,182 NetApp, Inc.                              70,530
       1,868 Seagate Technology PLC                    72,086
       1,863 Western Digital Corp.                     68,875
                                               --------------
                                                      422,981
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.8%
         950 NIKE, Inc., Class B                       70,433
         760 PVH Corp.                                 70,642
       2,068 Tapestry, Inc.                            69,795
         973 VF Corp.                                  69,414
                                               --------------
                                                      280,284
                                               --------------
             TOBACCO -- 0.4%
       1,395 Altria Group, Inc.                        68,899
         986 Philip Morris International, Inc.         65,825
                                               --------------
                                                      134,724
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.6%
       1,346 Fastenal Co.                              70,383
         681 United Rentals, Inc. (a)                  69,823
         248 W.W. Grainger, Inc.                       70,025
                                               --------------
                                                      210,231
                                               --------------
             WATER UTILITIES -- 0.2%
         732 American Water Works Co., Inc.            66,444
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
       1,085 T-Mobile US, Inc. (a)                     69,017
                                               --------------

             TOTAL INVESTMENTS -- 99.8%            34,967,446
             (Cost $37,293,056) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    74,403
                                               --------------
             NET ASSETS -- 100.0%              $   35,041,849
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $37,454,486. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,685,622 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,172,662. The net unrealized depreciation was $2,487,040.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    34,967,446     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 6.6%
       1,390 Boeing (The) Co.                  $      448,275
       3,728 United Technologies Corp.                396,957
                                               --------------
                                                      845,232
                                               --------------
             BANKS -- 3.4%
       4,417 JPMorgan Chase & Co.                     431,188
                                               --------------
             BEVERAGES -- 3.3%
       8,977 Coca-Cola (The) Co.                      425,061
                                               --------------
             CAPITAL MARKETS -- 3.3%
       2,564 Goldman Sachs Group (The), Inc.          428,316
                                               --------------
             CHEMICALS -- 3.5%
       8,392 DowDuPont, Inc.                          448,804
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.3%
       9,667 Cisco Systems, Inc.                      418,871
                                               --------------
             CONSUMER FINANCE -- 3.1%
       4,191 American Express Co.                     399,486
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.4%
       7,760 Verizon Communications, Inc.             436,267
                                               --------------
             ENTERTAINMENT -- 3.4%
       3,948 Walt Disney (The) Co.                    432,898
                                               --------------
             FOOD & STAPLES RETAILING -- 6.5%
       5,625 Walgreens Boots Alliance, Inc.           384,356
       4,822 Walmart, Inc.                            449,170
                                               --------------
                                                      833,526
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.2%
       1,671 UnitedHealth Group, Inc.                 416,280
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
       2,417 McDonald's Corp.                         429,187
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.3%
       4,583 Procter & Gamble (The) Co.               421,269
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.3%
       2,259 3M Co.                                   430,430
                                               --------------
             INSURANCE -- 3.4%
       3,674 Travelers (The) Cos., Inc.               439,962
                                               --------------
             IT SERVICES -- 6.6%
       3,694 International Business Machines
                Corp.                                 419,897
       3,279 Visa, Inc., Class A                      432,631
                                               --------------
                                                      852,528
                                               --------------
             MACHINERY -- 3.5%
       3,494 Caterpillar, Inc.                        443,983
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.4%
       3,891 Chevron Corp.                            423,302
       5,861 Exxon Mobil Corp.                        399,661
                                               --------------
                                                      822,963
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 10.2%
       3,330 Johnson & Johnson                 $      429,737
       5,792 Merck & Co., Inc.                        442,567
      10,113 Pfizer, Inc.                             441,432
                                               --------------
                                                    1,313,736
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
       9,255 Intel Corp.                              434,337
                                               --------------
             SOFTWARE -- 3.3%
       4,178 Microsoft Corp.                          424,359
                                               --------------
             SPECIALTY RETAIL -- 3.4%
       2,571 Home Depot (The), Inc.                   441,749
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 3.3%
       2,677 Apple, Inc.                              422,270
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.5%
       6,107 NIKE, Inc., Class B                      452,773
                                               --------------

             TOTAL INVESTMENTS -- 99.9%            12,845,475
             (Cost $14,304,771) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    13,368
                                               --------------
             NET ASSETS -- 100.0%              $   12,858,843
                                               ==============

(a) Aggregate cost for federal income tax purposes is $14,357,754. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,512,279. The net unrealized depreciation was $1,512,279.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    12,845,475     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 0.6%
         216 Boeing (The) Co.                  $       69,660
       2,358 Textron, Inc.                            108,444
                                               --------------
                                                      178,104
                                               --------------
             AIRLINES -- 0.4%
       1,349 United Continental Holdings,
                Inc. (a)                              112,952
                                               --------------
             AUTO COMPONENTS -- 1.0%
       1,543 BorgWarner, Inc.                          53,604
       1,813 Lear Corp.                               222,745
                                               --------------
                                                      276,349
                                               --------------
             AUTOMOBILES -- 1.5%
      40,930 Ford Motor Co.                           313,114
       3,173 General Motors Co.                       106,137
                                               --------------
                                                      419,251
                                               --------------
             BANKS -- 1.2%
       3,004 Citizens Financial Group, Inc.            89,309
       3,798 Fifth Third Bancorp                       89,367
       3,561 U.S. Bancorp                             162,738
                                               --------------
                                                      341,414
                                               --------------
             BEVERAGES -- 1.0%
       5,463 Keurig Dr Pepper, Inc.                   140,071
       2,601 Molson Coors Brewing Co.,
                Class B                               146,072
                                               --------------
                                                      286,143
                                               --------------
             BIOTECHNOLOGY -- 1.3%
       1,626 Celgene Corp. (a)                        104,211
       4,087 Incyte Corp. (a)                         259,892
                                               --------------
                                                      364,103
                                               --------------
             CAPITAL MARKETS -- 5.5%
       2,098 Bank of New York Mellon (The)
                Corp.                                  98,753
         305 BlackRock, Inc.                          119,810
         437 CME Group, Inc.                           82,209
       4,197 Franklin Resources, Inc.                 124,483
         976 Intercontinental Exchange, Inc.           73,522
      16,366 Invesco Ltd.                             273,967
       1,105 MSCI, Inc.                               162,910
         821 Nasdaq, Inc.                              66,969
       1,692 Northern Trust Corp.                     141,434
       1,183 S&P Global, Inc.                         201,039
         876 State Street Corp.                        55,249
       1,529 T. Rowe Price Group, Inc.                141,157
                                               --------------
                                                    1,541,502
                                               --------------
             CHEMICALS -- 2.5%
       1,095 Air Products and Chemicals, Inc.         175,255
         670 Eastman Chemical Co.                      48,984
       1,357 Ecolab, Inc.                             199,954
         352 Sherwin-Williams (The) Co.               138,498
       2,092 Westlake Chemical Corp.                  138,427
                                               --------------
                                                      701,118
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.7%
         784 Cintas Corp.                      $      131,704
       3,936 Republic Services, Inc.                  283,746
       4,013 Waste Management, Inc.                   357,117
                                               --------------
                                                      772,567
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.8%
         489 F5 Networks, Inc. (a)                     79,233
       1,349 Motorola Solutions, Inc.                 155,189
                                               --------------
                                                      234,422
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.3%
       1,545 Jacobs Engineering Group, Inc.            90,321
                                               --------------
             CONSTRUCTION MATERIALS -- 0.4%
         645 Martin Marietta Materials, Inc.          110,856
                                               --------------
             CONSUMER FINANCE -- 0.7%
       4,405 Ally Financial, Inc.                      99,817
       1,366 Capital One Financial Corp.              103,256
                                               --------------
                                                      203,073
                                               --------------
             CONTAINERS & PACKAGING -- 0.4%
       3,318 WestRock Co.                             125,288
                                               --------------
             DISTRIBUTORS -- 1.0%
       1,810 Genuine Parts Co.                        173,796
       4,010 LKQ Corp. (a)                             95,157
                                               --------------
                                                      268,953
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 1.5%
       7,773 AXA Equitable Holdings, Inc.             129,265
       1,377 Berkshire Hathaway, Inc.,
                Class B (a)                           281,156
                                               --------------
                                                      410,421
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
       4,931 AT&T, Inc.                               140,731
       5,931 CenturyLink, Inc.                         89,854
                                               --------------
                                                      230,585
                                               --------------
             ELECTRIC UTILITIES -- 1.8%
       2,780 Exelon Corp.                             125,378
       1,733 NextEra Energy, Inc.                     301,230
       1,547 Southern (The) Co.                        67,944
                                               --------------
                                                      494,552
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.0%
       4,287 AMETEK, Inc.                             290,230
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.8%
       1,893 Amphenol Corp., Class A                  153,371
       1,006 CDW Corp.                                 81,536
                                               --------------
                                                      234,907
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENERGY EQUIPMENT & SERVICES
                -- 0.8%
       3,638 Baker Hughes a GE Co.             $       78,217
       3,245 Halliburton Co.                           86,252
       1,777 Schlumberger Ltd.                         64,114
                                               --------------
                                                      228,583
                                               --------------
             ENTERTAINMENT -- 1.1%
       4,795 Viacom, Inc., Class B                    123,231
       1,620 Walt Disney (The) Co.                    177,633
                                               --------------
                                                      300,864
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.5%
       2,334 American Tower Corp.                     369,216
       1,597 Crown Castle International Corp.         173,482
       1,428 Digital Realty Trust, Inc.               152,153
         721 Essex Property Trust, Inc.               176,797
         810 Extra Space Storage, Inc.                 73,289
       1,849 Mid-America Apartment
                Communities, Inc.                     176,949
       3,370 Realty Income Corp.                      212,445
         960 Simon Property Group, Inc.               161,270
       2,328 Weyerhaeuser Co.                          50,890
                                               --------------
                                                    1,546,491
                                               --------------
             FOOD & STAPLES RETAILING -- 1.0%
       6,160 Kroger (The) Co.                         169,400
       1,743 Walgreens Boots Alliance, Inc.           119,099
                                               --------------
                                                      288,499
                                               --------------
             FOOD PRODUCTS -- 5.4%
       7,757 Archer-Daniels-Midland Co.               317,804
       2,170 Bunge Ltd.                               115,965
       4,119 Campbell Soup Co.                        135,886
       2,532 General Mills, Inc.                       98,596
       1,668 Hershey (The) Co.                        178,776
       1,138 J.M. Smucker (The) Co.                   106,392
       5,980 Kraft Heinz (The) Co.                    257,379
       5,648 Tyson Foods, Inc., Class A               301,603
                                               --------------
                                                    1,512,401
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.9%
       2,438 Abbott Laboratories                      176,341
       2,236 Baxter International, Inc.               147,174
         692 Becton, Dickinson and Co.                155,921
       1,636 Danaher Corp.                            168,704
       7,708 DENTSPLY SIRONA, Inc.                    286,815
       1,514 Zimmer Biomet Holdings, Inc.             157,032
                                               --------------
                                                    1,091,987
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.3%
       1,491 AmerisourceBergen Corp.                  110,930
       2,772 Cardinal Health, Inc.                    123,631
       1,730 CVS Health Corp.                         113,350
       2,028 Laboratory Corp. of America
                Holdings (a)                          256,258


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
       1,456 McKesson Corp.                    $      160,844
       1,541 Quest Diagnostics, Inc.                  128,319
       1,323 UnitedHealth Group, Inc.                 329,586
                                               --------------
                                                    1,222,918
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.7%
       2,601 Las Vegas Sands Corp.                    135,382
       1,810 McDonald's Corp.                         321,402
       4,558 MGM Resorts International                110,577
       1,515 Wynn Resorts Ltd.                        149,849
       4,153 Yum China Holdings, Inc.                 139,250
       2,086 Yum! Brands, Inc.                        191,745
                                               --------------
                                                    1,048,205
                                               --------------
             HOUSEHOLD DURABLES -- 4.3%
       2,752 D.R. Horton, Inc.                         95,384
       3,636 Garmin Ltd.                              230,232
       5,199 Lennar Corp., Class A                    203,541
       1,317 Mohawk Industries, Inc. (a)              154,036
      25,927 Newell Brands, Inc.                      481,983
          25 NVR, Inc. (a)                             60,925
                                               --------------
                                                    1,226,101
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.1%
         532 Clorox (The) Co.                          82,002
       2,387 Procter & Gamble (The) Co.               219,413
                                               --------------
                                                      301,415
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 2.2%
         752 3M Co.                                   143,286
      22,796 General Electric Co.                     172,565
       1,140 Honeywell International, Inc.            150,617
         588 Roper Technologies, Inc.                 156,714
                                               --------------
                                                      623,182
                                               --------------
             INSURANCE -- 10.1%
       9,013 Aflac, Inc.                              410,632
       1,453 Allstate (The) Corp.                     120,061
       6,126 Arch Capital Group Ltd. (a)              163,687
       2,707 Arthur J. Gallagher & Co.                199,506
         836 Chubb Ltd.                               107,994
       2,354 Cincinnati Financial Corp.               182,247
       2,360 Hartford Financial Services Group
                (The), Inc.                           104,902
       3,209 Lincoln National Corp.                   164,654
       3,849 Loews Corp.                              175,207
         172 Markel Corp. (a)                         178,545

       4,641 MetLife, Inc.                            190,559
       3,227 Principal Financial Group, Inc.          142,537
       3,688 Progressive (The) Corp.                  222,497
       2,553 Prudential Financial, Inc.               208,197
       2,243 Torchmark Corp.                          167,171
         879 Travelers (The) Cos., Inc.               105,260
                                               --------------
                                                    2,843,656
                                               --------------


Page 38                  See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERACTIVE MEDIA & SERVICES
                -- 1.5%
         564 Facebook, Inc., Class A (a)       $       73,935
      47,637 Snap, Inc., Class A (a)                  262,480
       2,969 Zillow Group, Inc., Class C (a)           93,761
                                               --------------
                                                      430,176
                                               --------------
             INTERNET & DIRECT MARKETING RETAIL
                -- 0.4%
       3,496 eBay, Inc. (a)                            98,133
                                               --------------
             IT SERVICES -- 7.9%
         461 Accenture PLC, Class A                    65,006
         332 Alliance Data Systems Corp.               49,827
       1,216 Automatic Data Processing, Inc.          159,442
       4,788 Fidelity National Information
                Services, Inc.                        491,009
       3,969 Fiserv, Inc. (a)                         291,682
       2,340 Jack Henry & Associates, Inc.            296,057
       1,616 Mastercard, Inc., Class A                304,858
       5,214 Paychex, Inc.                            339,692
       1,914 Total System Services, Inc.              155,589
         592 Visa, Inc., Class A                       78,108
                                               --------------
                                                    2,231,270
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.2%
         123 Mettler-Toledo International,
                Inc. (a)                               69,566
                                               --------------
             METALS & MINING -- 1.6%
      16,649 Freeport-McMoRan, Inc.                   171,651
       5,499 Newmont Mining Corp.                     190,540
       1,871 Nucor Corp.                               96,937
                                               --------------
                                                      459,128
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.1%
      30,786 Annaly Capital Management, Inc.          302,318
                                               --------------
             MULTILINE RETAIL -- 0.8%
         820 Dollar Tree, Inc. (a)                     74,063
       5,413 Macy's, Inc.                             161,199
                                               --------------
                                                      235,262
                                               --------------
             MULTI-UTILITIES -- 0.6%
       2,633 WEC Energy Group, Inc.                   182,362
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.5%
       4,746 Cabot Oil & Gas Corp.                    106,073
       5,872 EQT Corp.                                110,922
       1,693 Marathon Petroleum Corp.                  99,904
       1,294 Phillips 66                              111,478
                                               --------------
                                                      428,377
                                               --------------
             PERSONAL PRODUCTS -- 0.4%
      17,907 Coty, Inc., Class A                      117,470
                                               --------------
             PHARMACEUTICALS -- 3.8%
       1,614 Eli Lilly and Co.                        186,772
       1,258 Johnson & Johnson                        162,345


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
       2,381 Merck & Co., Inc.                 $      181,932
       1,536 Perrigo Co. PLC                           59,520
       4,375 Pfizer, Inc.                             190,969
       3,389 Zoetis, Inc.                             289,895
                                               --------------
                                                    1,071,433
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
       4,263 Verisk Analytics, Inc. (a)               464,838
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.9%
       6,503 Applied Materials, Inc.                  212,908
       1,262 Lam Research Corp.                       171,847
       1,131 Microchip Technology, Inc.                81,342
         681 Texas Instruments, Inc.                   64,354
                                               --------------
                                                      530,451
                                               --------------
             SOFTWARE -- 3.6%
         327 Adobe, Inc. (a)                           73,980
       1,117 CDK Global, Inc.                          53,482
       1,774 Citrix Systems, Inc.                     181,764
       1,633 Intuit, Inc.                             321,456
       1,104 Red Hat, Inc. (a)                        193,907
       9,652 Symantec Corp.                           182,375
                                               --------------
                                                    1,006,964
                                               --------------
             SPECIALTY RETAIL -- 0.5%
       5,431 Gap (The), Inc.                          139,903
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.2%
      12,686 Hewlett Packard Enterprise Co.           167,582
       4,928 Western Digital Corp.                    182,188
                                               --------------
                                                      349,770
                                               --------------
             TOBACCO -- 0.4%
       1,601 Philip Morris International, Inc.        106,883
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
       1,296 Fastenal Co.                              67,768
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          28,213,485
             (Cost $31,169,703)                --------------

             MONEY MARKET FUNDS -- 0.6%
     171,578 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.33% (b)                     171,578
             (Cost $171,578)                   --------------

             TOTAL INVESTMENTS -- 100.4%           28,385,063
             (Cost $31,341,281) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.4)%                (116,560)
                                               --------------
             NET ASSETS -- 100.0%              $   28,268,503
                                               ==============


                        See Notes to Financial Statements                Page 39

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

DECEMBER 31, 2018


(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2018.

(c) Aggregate cost for federal income tax purposes is $31,519,501. As of December 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $300,661 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,435,099. The net unrealized depreciation was $3,134,438.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                       LEVEL 1            LEVEL 2            LEVEL 3
                   -----------------------------------------------------
Common Stocks*     $    28,213,485     $           --     $           --
Money Market
   Funds                   171,578                 --                 --
                   -----------------------------------------------------
Total Investments  $    28,385,063     $           --     $           --
                   =====================================================

* See Portfolio of Investments for industry breakout.


Page 40                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value...............................  $   13,292,293    $   34,967,446    $   12,845,475    $   28,385,063
Cash................................................              --            43,359                --                --
Receivables:
      Investment securities sold....................          62,579                --                --                --
      Dividends.....................................          20,292            49,570            43,233            47,949
      Securities lending income.....................           6,046                --                --                --
      From investment advisor.......................           5,514                --                --                --
Prepaid expenses....................................           7,630                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Assets..................................      13,394,354        35,060,375        12,888,708        28,433,012
                                                      --------------    --------------    --------------    --------------
LIABILITIES:
Due to custodian....................................          53,055                --            15,249           148,320
Due to securities lending agent.....................              93                --                --                --
Payables:
      Investment advisory fees......................              --            18,526            14,616            16,189
      Collateral for securities on loan.............          78,333                --                --                --
      Audit and tax fees............................          22,925                --                --                --
      Shareholder reporting fees....................           9,938                --                --                --
      Licensing fees................................             732                --                --                --
      Trustees' fees................................              55                --                --                --
Other liabilities...................................          77,933                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Liabilities.............................         243,064            18,526            29,865           164,509
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   13,151,290    $   35,041,849    $   12,858,843    $   28,268,503
                                                      ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................  $   15,500,509    $   38,607,435    $   14,428,908    $   33,050,332
Par value...........................................           4,500            13,500             6,000            16,000
Accumulated distributable earnings (loss)...........      (2,353,719)       (3,579,086)       (1,576,065)       (4,797,829)
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   13,151,290    $   35,041,849    $   12,858,843    $   28,268,503
                                                      ==============    ==============    ==============    ==============
NET ASSET VALUE, per share..........................  $        29.22    $        25.96    $        21.43    $        17.67
                                                      ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)....         450,002         1,350,002           600,002         1,600,002
                                                      ==============    ==============    ==============    ==============
Investments, at cost................................  $   14,831,751    $   37,293,056    $   14,304,771    $   31,341,281
                                                      ==============    ==============    ==============    ==============
Securities on loan, at value........................  $       75,985    $           --    $           --    $           --
                                                      ==============    ==============    ==============    ==============


                        See Notes to Financial Statements                Page 41

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)          (FCTR) (a)
                                                     ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................  $      258,875    $      608,966    $      298,877    $      265,938
Securities lending income (net of fees).............           9,320                --                --                --
Foreign withholding tax.............................             (19)               --                --              (464)
                                                      --------------    --------------    --------------    --------------
      Total investment income.......................         268,176           608,966           298,877           265,474
                                                      --------------    --------------    --------------    --------------
EXPENSES:
Investment advisory fees............................          77,425           203,932 (b)        52,765 (b)        80,837 (b)
Custodian fees......................................          73,602                --                --                --
Audit and tax fees..................................          23,131                --                --                --
Listing fees........................................          17,512                --                --                --
Accounting and administration fees..................          15,210                --                --                --
Shareholder reporting fees..........................          12,436                --                --                --
Licensing fees......................................          10,596                --                --                --
Trustees' fees and expenses.........................           6,974                --                --                --
Legal fees..........................................             842                --                --                --
Transfer agent fees.................................             774                --                --                --
Registration and filing fees........................             (14)               --                --                --
Other expenses......................................           5,240                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total expenses................................         243,728           203,932            52,765            80,837
      Less fees waived and expenses reimbursed by
         the investment advisor.....................        (135,446)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Net expenses..................................         108,282           203,932            52,765            80,837
                                                      --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)........................         159,894           405,034           246,112           184,637
                                                      --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................        (105,349)         (193,846)         (182,280)       (1,898,570)
      In-kind redemptions...........................       1,826,565           972,996          (758,833)        1,151,628
                                                      --------------    --------------    --------------    --------------
Net realized gain (loss)............................       1,721,216           779,150          (941,113)         (746,942)
Net change in unrealized appreciation (depreciation)
   on investments...................................      (3,291,223)       (4,614,714)       (1,522,609)       (2,956,218)
                                                      --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)......................................      (1,570,007)       (3,835,564)       (2,463,722)       (3,703,160)
                                                      --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................  $   (1,410,113)   $   (3,430,530)   $   (2,217,610)   $   (3,518,523)
                                                      ==============    ==============    ==============    ==============

(a) Inception date is July 25, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 42                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2018       12/31/2017         12/31/2018       12/31/2017
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)................................  $      159,894   $       97,872     $      405,034   $      161,735
Net realized gain (loss)....................................       1,721,216          639,673            779,150        1,618,196
Net change in unrealized appreciation (depreciation)..            (3,291,223)       1,270,377         (4,614,714)       1,449,469
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations..........................................      (1,410,113)       2,007,922         (3,430,530)       3,229,400
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (155,286)                           (417,641)
                                                              --------------                      --------------
Net investment income.......................................                         (103,705)                           (163,136)
                                                                               --------------                      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................       8,707,553        7,703,270         14,676,039       30,201,881
Cost of shares redeemed.....................................      (8,774,262)      (3,145,475)        (5,857,923)      (6,765,642)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................         (66,709)       4,557,795          8,818,116       23,436,239
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets.....................      (1,632,108)       6,462,012          4,969,945       26,502,503

NET ASSETS:
Beginning of period.........................................      14,783,398        8,321,386         30,071,904        3,569,401
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   13,151,290   $   14,783,398     $   35,041,849   $   30,071,904
                                                              ==============   ==============     ==============   ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $         (256)                     $           --
                                                                               ==============                      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         450,002          300,002          1,050,002          150,002
Shares sold.................................................         250,000          250,000            500,000        1,150,000
Shares redeemed.............................................        (250,000)        (100,000)          (200,000)        (250,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         450,002          450,002          1,350,002        1,050,002
                                                              ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                FIRST TRUST
                                                                          DOW 30                    LUNT U.S.
                                                                       EQUAL WEIGHT               FACTOR ROTATION
                                                                            ETF                        ETF
                                                                          (EDOW)                      (FCTR)
                                                              -------------------------------     --------------
                                                                Year Ended      Period Ended       Period Ended
                                                                12/31/2018     12/31/2017 (a)     12/31/2018 (a)
                                                              --------------   --------------     --------------

OPERATIONS:
Net investment income (loss)................................  $      246,112   $       16,796     $      184,637
Net realized gain (loss)....................................        (941,113)         150,879           (746,942)
Net change in unrealized appreciation (depreciation)........      (1,522,609)          63,313         (2,956,218)
                                                              --------------   --------------     --------------
Net increase (decrease) in net assets resulting
   from operations..........................................      (2,217,610)         230,988         (3,518,523)
                                                              --------------   --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (235,451)                           (184,170)
                                                              --------------                      --------------
Net investment income.......................................                          (16,690)
                                                                               --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      69,038,254        4,099,141         51,620,840
Cost of shares redeemed.....................................     (55,926,566)      (2,113,223)       (19,649,644)
                                                              --------------   --------------     --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................      13,111,688        1,985,918         31,971,196
                                                              --------------   --------------     --------------
Total increase (decrease) in net assets.....................      10,658,627        2,200,216         28,268,503

NET ASSETS:
Beginning of period.........................................       2,200,216               --                 --
                                                              --------------   --------------     --------------
End of period...............................................  $   12,858,843   $    2,200,216     $   28,268,503
                                                              ==============   ==============     ==============
Accumulated net investment income (loss)
   at end of period.........................................                   $          106
                                                                               ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         100,002               --                 --
Shares sold.................................................       3,050,000          200,002          2,550,002
Shares redeemed.............................................      (2,550,000)        (100,000)          (950,000)
                                                              --------------   --------------     --------------
Shares outstanding, end of period...........................         600,002          100,002          1,600,002
                                                              ==============   ==============     ==============

(a) Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.


Page 44                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2018           2017           2016           2015           2014
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      32.85   $      27.74   $      24.34   $      26.13   $      25.80
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.34           0.25           0.32           0.22           0.27
Net realized and unrealized gain (loss)              (3.64)          5.12           3.43          (1.78)          0.34
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (3.30)          5.37           3.75          (1.56)          0.61
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.33)         (0.26)         (0.35)         (0.23)         (0.28)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      29.22   $      32.85   $      27.74   $      24.34   $      26.13
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (10.13)%        19.44%         15.48%         (5.99)%         2.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     13,151   $     14,783   $      8,321   $      8,518   $      5,225
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         1.57%          1.69%          1.96%          1.97%          3.17%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.03%          0.88%          1.17%          0.96%          1.05%
Portfolio turnover rate (b)                            110%           112%           113%           170%           183%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                                                       YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------
                                                  2018           2017             2016           2015           2014
                                              ------------   ------------     ------------   ------------   ------------
Net asset value, beginning of period          $      28.64   $      23.80     $      24.07   $      25.97   $      22.86
                                              ------------   ------------     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.33           0.30             0.38           0.37           0.34
Net realized and unrealized gain (loss)              (2.67)          4.84            (0.25)         (1.89)          3.11
                                              ------------   ------------     ------------   ------------   ------------
Total from investment operations                     (2.34)          5.14             0.13          (1.52)          3.45
                                              ------------   ------------     ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.34)         (0.30)           (0.40)         (0.38)         (0.34)
                                              ------------   ------------     ------------   ------------   ------------
Net asset value, end of period                $      25.96   $      28.64     $      23.80   $      24.07   $      25.97
                                              ============   ============     ============   ============   ============
TOTAL RETURN (a)                                     (8.26)%        21.71%            0.54%         (5.88)%        15.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     35,042   $     30,072     $      3,569   $      3,610   $      3,895
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%            0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%            0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.19%          1.29%            1.59%          1.46%          1.42%
Portfolio turnover rate (b)                             32%            30% (c)           4%             7%             7%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                               YEAR ENDED    PERIOD ENDED
                                               12/31/2018   12/31/2017 (a)
                                              ------------   ------------
Net asset value, beginning of period          $      22.00   $      19.97
                                              ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.40           0.17
Net realized and unrealized gain (loss)              (0.58)          2.03
                                              ------------   ------------
Total from investment operations                     (0.18)          2.20
                                              ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.39)         (0.17)
                                              ------------   ------------
Net asset value, end of period                $      21.43   $      22.00
                                              ============   ============
TOTAL RETURN (b)                                     (0.88)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     12,859   $      2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.50%          0.50% (c)
Ratio of net expenses to average net assets           0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                                 2.33%          1.99% (c)
Portfolio turnover rate (d)                             16%            20%


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)


                                              PERIOD ENDED
                                             12/31/2018 (a)
                                              ------------
Net asset value, beginning of period          $      20.23
                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.12
Net realized and unrealized gain (loss)              (2.56)
                                              ------------
Total from investment operations                     (2.44)
                                              ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.12)
                                              ------------
Net asset value, end of period                $      17.67
                                              ============
TOTAL RETURN (b)                                    (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     28,269
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65% (c)
Ratio of net expenses to average net assets           0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.48% (c)
Portfolio turnover rate (d)                            183%

(a) Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 46                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the four funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP") First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")
      First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
         ("Cboe BZX") ticker "FCTR")(1)

(1)   Commenced investment operations on July 25, 2018.

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                             Dow Jones Industrial Average(R) Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Large Cap Factor Rotation Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal period ended December 31, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2018 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      155,286        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              417,641                  --                   --
First Trust Dow 30 Equal Weight ETF                                           235,451                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     184,170                  --                   --

The tax character of distributions paid by each Fund during the fiscal period ended December 31, 2017 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      103,705        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              163,136                  --                   --
First Trust Dow 30 Equal Weight ETF                                            16,690                  --                   --

As of December 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $        5,031        $   (666,297)       $  (1,692,453)
First Trust Dorsey Wright People's Portfolio ETF                                   --          (1,092,046)          (2,487,040)
First Trust Dow 30 Equal Weight ETF                                            10,767             (74,553)          (1,512,279)
First Trust Lunt U.S. Factor Rotation ETF                                         467          (1,663,858)          (3,134,438)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

G. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For TUSA and DWPP, the taxable years ending 2015, 2016, 2017, and 2018 remain open to federal and state audit. For EDOW, the taxable years ending 2017 and 2018 remain open for federal and state audit. For FCTR, the taxable year ending 2018 remains open for federal and state audit. As of December 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2018, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                      Post-Enactment -
                                                                       No Expiration
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $      666,297
First Trust Dorsey Wright People's Portfolio ETF                            1,092,046
First Trust Dow 30 Equal Weight ETF                                            74,553
First Trust Lunt U.S. Factor Rotation ETF                                   1,663,858

During the taxable year ended December 31, 2018, the following Fund utilized capital loss carryforwards in the following amount:

                                                                       Post-Enactment
                                                                        Capital Loss
                                                                        Carryforward
                                                                          Utilized
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $        5,052

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2018, the adjustments for each Fund were as follows:

                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $          679        $ (1,769,995)       $   1,769,316
First Trust Dorsey Wright People's Portfolio ETF                               12,607            (948,782)             936,175
First Trust Dow 30 Equal Weight ETF                                                --             817,734             (817,734)
First Trust Lunt U.S. Factor Rotation ETF                                          --          (1,095,136)           1,095,136

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                             S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Management, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

I. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13, "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2020.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees were waived by First Trust. This amount would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended December 31, 2018 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                                    Fees Waived and Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2016   12/31/2017   12/31/2018     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust Total US Market AlphaDEX(R)
   ETF                                           $  77,425   $      58,021   $  112,511   $  110,596   $  135,446   $ 358,553

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

For the First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF, and First Trust Lunt U.S. Factor Rotation ETF, First Trust is paid an annual unitary management fee of 0.60%, 0.50%, and 0.65%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended December 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    16,867,610   $    16,862,637
First Trust Dorsey Wright People's Portfolio ETF                       10,640,130        10,646,299
First Trust Dow 30 Equal Weight ETF                                     1,756,785         1,660,463
First Trust Lunt U.S. Factor Rotation ETF                              46,422,532        46,057,662

For the fiscal period ended December 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     8,667,228   $     8,767,744
First Trust Dorsey Wright People's Portfolio ETF                       14,656,231         5,853,063
First Trust Dow 30 Equal Weight ETF                                    68,840,001        55,818,395
First Trust Lunt U.S. Factor Rotation ETF                              51,233,390        19,672,458

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities            Creation
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2018

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund, according to the fee schedule set forth below:

                     Number of Securities           Redemption
                      in a Creation Unit          Transaction Fee
                     --------------------         ---------------
                            1-100                     $  500
                           101-499                    $1,000
                         500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2020 for First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, and First Trust Dow 30 Equal Weight ETF and July 20, 2020 for First Trust Lunt U.S. Factor Rotation ETF.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Trust Exchange-Traded Fund (the "Trust"), comprising the First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF, and First Trust Lunt U.S. Factor Rotation ETF (the "Funds"), each a series of First Trust Exchange-Traded Fund, as of December 31, 2018, the related statements of operations, the changes in net assets and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above included in First Trust Exchange-Traded Fund as of December 31, 2018, and the results of their operations, the changes in their net assets and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUNDS               STATEMENTS OF        STATEMENTS OF                      FINANCIAL
INCLUDED IN THE TRUST          OPERATIONS           CHANGES TO NET ASSETS              HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
First Trust Total US Market    For the year ended   For the years ended December 31,   For the years ended December 31,
AlphaDEX(R) ETF                December 31, 2018    2018 and 2017                      2018, 2017, 2016, 2015, and 2014

First Trust Dorsey Wright
People's Portfolio ETF
---------------------------------------------------------------------------------------------------------------------------
First Trust Dow 30             For the year ended   For the year ended December 31, 2018 and the period from August 8, 2017
Equal Weight ETF               December 31, 2018    (commencement of operations) through December 31, 2017
---------------------------------------------------------------------------------------------------------------------------
First Trust Lunt U.S. Factor   For the period from July 25, 2018 (commencement of operations) through December 31, 2018
Rotation ETF

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2019

We have served as the auditor of one or more First Trust investment companies since 2001.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the SEC's website at www.sec.gov.

Beginning in April 2019, the Trust will cease to disclose each Fund's holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of each Fund's portfolio holdings, will be made available in the same manner as Form N-Q discussed above.

                            FEDERAL TAX INFORMATION

For the taxable period ended December 31, 2018, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                         100.00%
First Trust Dorsey Wright People's Portfolio ETF                                    100.00%
First Trust Dow 30 Equal Weight ETF                                                  74.65%
First Trust Lunt U.S. Factor Rotation ETF                                            92.27%

For the taxable period ended December 31, 2018, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                                         100.00%
First Trust Dorsey Wright People's Portfolio ETF                                    100.00%
First Trust Dow 30 Equal Weight ETF                                                  74.65%
First Trust Lunt U.S. Factor Rotation ETF                                           100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of First Trust Lunt U.S. Factor Rotation ETF (the "Fund"), for an initial two-year term at a meeting held on December 10-11, 2017. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to the expense ratios of the funds in the MPI Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund. The Board considered the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In reviewing the services to be provided, the Board considered the compliance program that had been developed by the Advisor and considered that it includes a robust program for

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund, but the Board did consider the hypothetical investment performance of the underlying index. Because the Fund is an index ETF that is designed to track the performance of an underlying index, the Board considered reports it receives on a quarterly basis showing the correlation and tracking error between other ETFs for which the Advisor serves as investment advisor and their applicable underlying indexes. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as the advisory fee rates (along with related expense caps) and unitary fee rates charged by the Advisor to other ETFs it manages. Because the Fund's MPI Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net) expense ratio of the peer funds in its MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fee rates charged to other First Trust ETFs, the Board considered differences between the Fund and other First Trust ETFs that limited their comparability. The Board noted that the Fund's unitary fee rate was in line with the total
(net) expense ratios of comparable index ETFs advised by the Advisor that, like the Fund, focus on targeted segments of the U.S. equity market, employ robust selection and weighting methodologies and pursue objectives to add meaningful alpha compared to broader investment category benchmarks. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board also noted that the Advisor would not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                TERM OF OFFICE                                                  THE FIRST TRUST     DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton Orthopedics;           161         None
(1951)                                             Limited Partner, Gundersen Real Estate
                               o Since Inception   Limited Partnership (June 1992 to
                                                   December 2016); Member, Sportsmed LLC
                                                   (April 2007 to November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.            161         Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association


Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and         161         Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Senior Advisor (August 2018 to Present),           161         Director of
(1954)                                             Managing Director and Chief Operating                          Covenant
                               o Since Inception   Officer (January 2015 to August 2018),                         Transport Inc.
                                                   Pelita Harapan Educational Foundation                          (May 2003 to
                                                   (Educational Products and Services);                           May 2014)
                                                   President and Chief Executive Officer
                                                   (June 2012 to September 2014), Servant
                                                   Interactive LLC (Educational Products
                                                   and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust               161         None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

                              POSITION AND             TERM OF OFFICE
     NAME AND                   OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
(1966)                 Executive Officer                                     (January 2016 to Present), Controller (January 2011 to
                                                    o Since January 2016     January 2016), Senior Vice President (April 2007 to
                                                                             January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer (January
                                                                             2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)


Donald P. Swade        Treasurer, Chief Financial   o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                     President (April 2012 to July 2016), First Trust
                       Accounting Officer           o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
(1960)                 Legal Officer                                         Trust Portfolios L.P.; Secretary and General Counsel,
                                                    o Since Inception        BondWave LLC; Secretary, Stonebridge Advisors LLC


Daniel J. Lindquist    Vice President               o Indefinite Term        Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                    o Since Inception


Kristi A. Maher        Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                               and First Trust Portfolios L.P.
                                                    o Chief Compliance
                                                      Officer Since
                                                      January 2011

                                                    o Assistant Secretary
                                                      Since Inception


Roger F. Testin        Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception


Stan Ueland            Vice President               o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                    o Since Inception

-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2018 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017


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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

(f) The code of ethics is filed as an exhibit to the Registrant's annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $380,000 for 2017 and $415,000 for 2018.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2017 and $0 for 2018.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,500 for 2017 and $0 for 2018.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $55,575 for 2017 and $58,500 for 2018. The tax fees were for review of regulated investment company status.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2017 and $0 for 2018.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2017 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2017 were $55,575 for the registrant, $44,000 for the registrant's investment adviser and $63,400 for the registrant's distributor and for 2018 were $58,500 for the registrant, $48,190 for the registrant's investment adviser and $80,310 for the registrant's distributor .

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b)   Not applicable.


ITEM 13. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(a)   (4) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 11, 2019
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: March 11, 2019
     ----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: March 11, 2019
     ----------------

* Print the name and title of each signing officer under his or her signature.